UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Dell Technologies Inc.
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Dear fellow stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2026 Annual Meeting of Stockholders. The meeting will be held virtually on Thursday, June 25, 2026, at 12:00 p.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2026, where you will be able to listen to the meeting live, submit questions and vote online.

You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending our stockholders a notice via the internet regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended January 30, 2026 and other relevant materials. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.

You may visit http://investors.delltechnologies.com to access various reports, executive messages and information about Dell Technologies’ global business.

Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the annual meeting virtually and vote your shares at the annual meeting if you wish to do so.

“The opportunity in front of us continues to grow. We remain extremely well positioned to capture that growth across every segment of our business and to extend AI from the largest at-scale neoclouds, into enterprise workloads, and out to the edge with the PC.”

MICHAEL S. DELL, CHAIRMAN AND CEO

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Sincerely, Michael S. Dell Chairman of the Board and Chief Executive Officer May 15, 2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Dell Technologies Inc.:

Date & Time:	Accessibility:	Record Date:
Thursday, June 25, 2026 12:00 p.m., Central Time	www.virtualshareholder meeting.com/DELL2026	Close of Business April 27, 2026

Voting Recommendations

Meeting Proposals		Board Recommendations	Page Reference

Proposal 1:	Election of the seven nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	5

Proposal 2:	Ratification of appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027	FOR	25

Proposal 3:	Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or “Say-on-Pay”	FOR	27

Proposal 4:	Approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion	FOR	28

In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The holders of record of Dell Technologies’ outstanding common stock as of the close of business on April 27, 2026, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.

We encourage you to access the annual meeting before the start time of 12:00 p.m., Central Time, on June 25, 2026. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 25, 2026.

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for at least ten days before the meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. In addition, the list will be available to any stockholder during the annual meeting on the meeting website set forth above using the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 30, 2026, which is our annual report to stockholders for our 2026 fiscal year.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

By Order of the Board of Directors

Richard J. Rothberg

Secretary

May 15, 2026

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend Dell Technologies’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement), and Proposal 4 (approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient and helps reduce the environmental impact of our annual meeting. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 121 of the accompanying proxy statement.

Summary Information

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 30, 2026.

The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 15, 2026. On or about May 22, 2026, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc. individually or together with its consolidated subsidiaries.

Fiscal 2026 Financial Performance Highlights

Our full-year financial results for our fiscal year ended January 30, 2026 included the following highlights:

Net Revenue $113.5B	Operating Income $8.1B	Non-GAAP Operating Income $10.0B

Diluted EPS $8.68	Non-GAAP Diluted EPS $10.30	Shareholder Return $7.5B through share repurchases and dividends

Non-GAAP operating income and non-GAAP diluted earnings per share (“EPS”) are financial measures not calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP financial measure and additional information are set forth in Annex B to this proxy statement.

Annual Meeting of Stockholders

Date:	Thursday, June 25, 2026

Time:	12:00 p.m., Central Time

Record Date:	April 27, 2026

Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2026, where you will be able to listen to the meeting live, submit questions and vote online.

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Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting

Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Call the number on

your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

			Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.	See instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

Meeting Proposals and Voting Recommendations

Meeting Proposals		Board Recommendations	Page Reference

Proposal 1:	Election of the seven nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	5

Proposal 2:	Ratification of appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027	FOR	25

Proposal 3:	Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement (“Say-on-Pay”)	FOR	27

Proposal 4:	Approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion	FOR	28

Except as indicated below with respect to Proposal 1 and Proposal 4, our outstanding series of Class A common stock, Class B common stock and Class C common stock will vote together as a single class on the meeting proposals and on any other business that properly comes before the stockholders for a vote at the meeting.

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Election of Director Nominees (Proposal 1)

Of the eight director nominees, seven nominees will be elected as Group I directors by the holders of the shares of all outstanding series of our common stock, voting together as a single class. The remaining director nominee will be elected as the Group IV director by the holders of our outstanding Class C common stock, voting separately as a series.

As discussed below under “Proposal 1 – Election of Directors,” our board of directors (the “Board of Directors” or the “Board”), is asking holders of our Class A common stock, Class B common stock and Class C common stock to vote “FOR” the election of each of the seven Group I director nominees listed below and holders of our Class C common stock to vote “FOR” the election of the Group IV director nominee listed below. Each nominee will be elected for a term commencing on the date of the nominee’s election and ending on the date on which the nominee’s successor is elected and qualified.

Set forth below is summary information about each director nominee, as of May 1, 2026.

Nominee and Principal Occupation	Director Group	Age	Director Since	Independent	Current Committee Membership

Michael S. Dell Chairman and Chief Executive Officer of Dell Technologies Inc.	I	61	2013

David W. Dorman Founding Partner of Centerview Capital Technology	I	72	2016	✓	Nominating and Governance

Egon Durban Co-CEO of Silver Lake	I	52	2013

David Grain Founder and Chief Executive Officer of Grain Management LLC	I	63	2021	✓	Audit

William D. Green Former Chairman of Accenture plc	I	72	2016	✓	Audit (Chair)

Ellen J. Kullman – Lead Independent Director Executive Chair of Carbon, Inc.	I	70	2016	✓	Nominating and Governance (Chair)

Steven M. Mollenkopf Former Chief Executive Officer of Qualcomm Incorporated	I	57	2023	✓	Compensation

Lynn Vojvodich Radakovich Former Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc.	IV	58	2019	✓	Audit Compensation (Chair)

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2)

The Board is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”), as our independent registered public accounting firm for our fiscal year ending January 29, 2027 (“Fiscal 2027”). All PwC fees incurred in connection with professional services rendered to Dell Technologies during our fiscal years ended January 30, 2026 (“Fiscal 2026”), and January 31, 2025 (“Fiscal 2025”), are summarized under “Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.”

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Say-on-Pay Vote (Proposal 3)

The Board is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 79. The Compensation Committee and the Board value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

Approval of Redomestication of Dell Technologies Inc. from Delaware to Texas by Conversion (Proposal 4)

The Board is asking you to vote “FOR” the approval of the redomestication of Dell Technologies Inc. from Delaware to Texas by conversion. Approval of Proposal 4 will authorize changing the Company’s jurisdiction of incorporation from Delaware to its home state of Texas. Approval of this proposal requires the affirmative vote of holders of (1) shares representing a majority of the voting power of shares present and entitled to vote on the proposal voting together as a single class, (2) a majority of the outstanding shares of Class A common stock and (3) a majority of the outstanding shares of Class B common stock.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders To Be Held on Thursday, June 25, 2026:

The accompanying Notice of Annual Meeting of Stockholders, proxy statement and Dell Technologies annual report on Form 10-K

for the fiscal year ended January 30, 2026 are available electronically on our website at http://investors.delltechnologies.com under the

News & Events – Upcoming Events section and at www.proxyvote.com.

Dell Technologies / 2026 Proxy Statement / 4

Proposal 1 – Election of Directors

In this Proposal 1, the Board is asking stockholders to vote for the election of Michael S. Dell, David W. Dorman, Egon Durban, David Grain, William D. Green, Ellen J. Kullman, and Steven M. Mollenkopf to the Board as Group I directors, and for the election of Lynn Vojvodich Radakovich to the Board as the Group IV director. Each director nominee is currently serving as a member of our Board.

Each of the seven Group I director nominees was elected to the Board at the 2025 annual meeting of stockholders and is currently serving as a Group I director. The Group IV director nominee was also elected to the Board at the 2025 annual meeting of stockholders and is currently serving as the Group IV director.

Class C Vote for Group IV Director

Holders of the Class C common stock, voting separately as a series, will elect the Group IV director. On the recommendation of the Nominating and Governance Committee, the Board has unanimously nominated Lynn Vojvodich Radakovich for reelection as the Group IV director because of the perspective she brings to corporate governance from her extensive leadership and operating experience and international business expertise as a senior executive and her service as an independent director of Dell Technologies and other major public companies. Ms. Vojvodich Radakovich currently serves as a member of the Audit Committee and chair of the Compensation Committee.

Director Groups

The Board is currently composed of eight members, seven of whom are Group I directors and one of whom is the Group IV director.

Under our certificate of incorporation, the number of Group I directors may be no fewer than three or more than 20 directors and will be determined in accordance with our bylaws. The bylaws provide that the total number of directors will be fixed by resolution of the Board and may be no fewer than three directors or more than 21 directors, provided that the number of Group I directors may be no fewer than three directors or more than 20 directors and there shall be one director acting as the Group IV director.

Elections of the members of the Board are held annually at the annual meeting of stockholders. Each director is elected for a term commencing on the date of such director’s election and ending on the date on which the director’s successor is elected and qualified.

Under the certificate of incorporation, each Group I director is elected annually by the holders of all series of our outstanding common stock, voting together as a single class. The Group IV director is elected annually by the holders of Class C common stock, voting separately as a series.

Director Nominees

Each nominee for election as a director at the annual meeting has consented to be named as a nominee in this proxy statement and to serve as a director if elected. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee designated by the Board, unless the Board chooses to reduce the number of authorized directors in accordance with our bylaws and certificate of incorporation, or to leave unfilled the resulting vacancy on the Board.

Biographical and qualification information about each of the nominees is included under “– Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on the terms of the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreements described below and on the Board’s carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.

Dell Technologies believes that our Board should reflect a multitude of perspectives and backgrounds and should take into consideration a broad range of factors when assessing candidates. As disclosed in our Corporate Governance Guidelines, the

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Board seeks to include in the candidate pool from which director nominees are chosen highly qualified individuals who would enhance the Board’s breadth of skills, viewpoints, and qualifications.

The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director.

Vote Required

Election of each nominee as a director requires a plurality of the votes cast with respect to shares present and entitled to vote on the election of directors.

Director Qualifications and Information

Director Qualifications – The Board believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and an intense dedication to serving the interests of Dell Technologies’ stockholders. A primary responsibility of the Nominating and Governance Committee is to assess the skills and experiences of director candidates and to propose for nomination those individuals that the committee believes will exercise effective leadership and oversight of management in pursuing Dell Technologies’ business strategy. The following are qualifications, experience, and skills for Board members that are important to Dell Technologies’ current and future business:

•

Leadership and Strategy – Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company, recognized privately held entity, or prominent educational institution; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible non-profit organization.

•

Financial Literacy – Dell Technologies believes that all directors should possess an understanding of finance and related corporate reporting processes. Dell Technologies also seeks to ensure that the Board includes directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for potential service on the Audit Committee. The Board has determined that William Green qualifies as an “audit committee financial expert.”

•

Technology Industry Experience – Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which it places strategic importance, including new or expanding businesses, and customer segments or geographies; deep understanding of or a special perspective concerning Dell Technologies’ business environments; and experience with or an established reputation among a broad subset of Dell Technologies’ customer base.

•

International Experience – Given its global operations and footprint, Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

•

Risk Management – Dell Technologies seeks directors who have experience identifying, managing and mitigating risk in enterprise operations, which the Board views as a critical area of oversight in executing its strategy.

•

Emerging Technologies – Dell Technologies seeks directors who possess knowledge and insights into developing or implementing emerging technologies, product development in the emerging technologies sector, or anticipating technological trends and driving innovation, including through the responsible integration of artificial intelligence (“AI”).

•

Manufacturing and Operations Expertise – Dell Technologies seeks directors who have relevant experience in manufacturing and supply chain operations and who can exercise effective oversight of processes essential to the creation and marketing of our products.

•

Sales, Marketing and Brand Management – Dell Technologies seeks directors who have experience leading or developing and implementing enterprise-level strategy for the sales, marketing, customer engagement, and brand management functions of a public company or recognized privately held entity. The Board believes this experience can provide valuable insight into evolving market platforms and practices to support the Company’s customer-focused strategy.

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•

Regulatory Compliance – Dell Technologies seeks directors who possess knowledge of and experience with navigating complex legal and regulatory issues, compliance obligations and governmental policies in multiple jurisdictions, including engagement with legislators and regulatory bodies, which the Board views as critical to its oversight function during times of increased volatility and uncertainty in global politics and economics.

•

Capital Allocation and Strategic Transactions – Dell Technologies seeks directors who possess knowledge of and experience with capital allocation strategies, organic and inorganic growth strategies, strategic transactions, and M&A at public companies or recognized privately held entities. Board members with experience in capital allocation and strategic transactions enhance the decision-making processes critical to completing complex transactions.

The matrix below shows how the director nominees contribute the various skills, experiences, and perspectives the Board considers important.

Skill	Michael S. Dell	David W. Dorman	Egon Durban	David Grain	William D. Green	Ellen J. Kullman	Steven M. Mollenkopf	Lynn Vojvodich Radakovich

Core Competencies

Leadership and Strategy	✓	✓	✓	✓	✓	✓	✓	✓

Public Company Board Experience	✓	✓	✓	✓	✓	✓	✓	✓

Financial Literacy	✓	✓	✓	✓	✓	✓	✓	✓

Technology Industry Experience	✓	✓	✓	✓	✓	✓	✓	✓

International Experience	✓	✓	✓	✓	✓	✓	✓	✓

Risk Management	✓	✓	✓	✓	✓	✓	✓	✓

Strategic Skills and Experience

Emerging Technologies	✓	✓	✓	✓	✓	✓	✓

Manufacturing and Operations Expertise	✓			✓	✓		✓	✓

Sales, Marketing and Brand Management		✓			✓		✓	✓

Regulatory Compliance		✓			✓	✓

Capital Allocation and Strategic Transactions	✓		✓	✓	✓		✓

Diverse Background				✓		✓		✓

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Set forth below is biographical information, as of May 1, 2026, about the persons whom the Board has nominated for election at the annual meeting and the qualifications, experience, and skills the Board considered in determining that each person should serve as a director:

MICHAEL S. DELL

Experience:

Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell served as Chief Executive Officer of Dell Inc., a wholly-owned subsidiary of Dell Technologies, from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P., now DFO Management, LLC, a private investment firm, that exclusively manages the capital for the Dell family, and, in 1999, established his family foundation, the Michael & Susan Dell Foundation, with the mission of building pathways that change lives throughout the world. Mr. Dell is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council.

Mr. Dell serves as a member of the Technology CEO Council and is a member of the Business Roundtable. He also serves on the advisory board of Tsinghua University’s School of Economics and Management in Beijing, China and on the governing board of the Indian School of Business in Hyderabad, India. He is Chairman of the BDT & MSD Advisory Board, a merchant bank with an advisory and investment platform built to serve the distinct needs of business owners and strategic, long-term investors. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship.

Prior Public Company Board Memberships:

Mr. Dell was Chairman of the Board of Directors of VMware, Inc., a cloud infrastructure and digital workspace technology company that was formerly a public majority-owned subsidiary of Dell Technologies, from September 2016 until it was acquired by Broadcom Inc. in November 2023. He was also Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions that was formerly a public majority-owned subsidiary of Dell Technologies, from December 2015 until it was acquired by Sophos Inc. in February 2025.

Qualifications:

The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his technology industry experience.

Group I Director Age: 61 Director since: October 2013

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DAVID W. DORMAN

Experience:

Mr. Dorman has been a Founding Partner of Centerview Capital Technology (“Centerview”), a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp. (“AT&T”), a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and a director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997.

Mr. Dorman is Emeritus Trustee on the Georgia Tech Foundation Board of Trustees and a board member of Somewear Labs, Inc., a satellite communications platform provider.

Other Public Company Board Memberships:

Mr. Dorman has served as a director of PayPal Holdings, Inc., a digital payments system operator, since July 2015 and as the Independent Board Chair of the company since February 2026.

Prior Public Company Board Memberships:

Mr. Dorman was Non-Executive Chairman of the Board of CVS Health Corporation, a pharmacy healthcare provider, from May 2011 to May 2022 and a director of CVS Health Corporation from March 2006 to May 2022. Mr. Dorman served as Chairman of the Board of Infoworks.io, an enterprise software company, from January 2019 to December 2024.

Qualifications:

The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning and because of his public company board and committee experience.

Group I Director Age: 72 Director since: September 2016 Board committees: • Nominating and Governance

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EGON DURBAN

Experience:

Mr. Durban has been a member of the Board of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is Co-CEO of Silver Lake, a global technology investment firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. Before joining Silver Lake, Mr. Durban worked in the investment banking division of Morgan Stanley, a global diversified financial services firm.

Mr. Durban currently serves on the Business Council and the Business Roundtable.

Other Public Company Board Memberships:

Mr. Durban serves on the boards of directors of TKO Group Holdings, Inc., a premium sports and entertainment company, and Unity Software Inc., a company that provides a real-time development platform.

Prior Public Company Board Memberships:

Previously, Mr. Durban served on the boards of directors of VMware, Inc., a cloud infrastructure and digital workspace technology company that was formerly a public majority-owned subsidiary of Dell Technologies, from September 2016 until it was acquired by Broadcom Inc. in November 2023, and Twitter, Inc., a social networking service, from March 2020 to October 2022. He also served on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, from August 2015 to May 2024. Until they became private companies, Mr. Durban served on the boards of directors of Qualtrics International Inc., a leading customer experience management platform software company, from February 2021 to June 2023, and Endeavor Group Holdings, Inc., an entertainment, sports and content company, from May 2012 to March 2025.

Qualifications:

The Board selected Mr. Durban to serve as a director because of his experience in technology and finance, his knowledge of and experience in global strategic leadership, and his management of multiple companies.

Group I Director Age: 52 Director since: October 2013

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DAVID GRAIN

Experience:

Mr. Grain is the founder and Chief Executive Officer of Grain Management LLC, a private equity firm focused on global investments in the media and communications sectors. Before founding Grain Management LLC in 2007, he served as the President of Global Signal, Inc., an independent wireless communication tower company, from 2002 to 2006. From 2000 to 2003, Mr. Grain served as Senior Vice President of the New England Region of AT&T Broadband, the digital video, internet and digital phone service arm of AT&T Corp., a global telecommunications company. Earlier in his career, Mr. Grain worked for over a decade in the financial services industry, most recently at Morgan Stanley, a global diversified financial services firm, from 1992 to 2000. At Morgan Stanley, he focused on the telecommunications, media and technology sectors.

Mr. Grain is vice chair of the Advisory Council of the National Museum of African American History and Culture, board chair of the Martha’s Vineyard Museum, and a member of the Dartmouth Board of Trustees.

Other Public Company Board Memberships:

Mr. Grain serves as a director of Southern Company, a gas and utility holding company, and New Fortress Energy Inc., an integrated liquified natural gas company.

Qualifications:

The Board selected Mr. Grain to serve as a director because of his leadership and operating background, his expertise in finance and risk management, and his public company board experience.

Group I Director Age: 63 Director since: September 2021 Board committees: • Audit

WILLIAM D. GREEN

Experience:

Mr. Green served as a director of EMC Corporation (“EMC”), from July 2013 to August 2016, before EMC was acquired by Dell Technologies, and as EMC’s Independent Lead Director from February 2015 to August 2016. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 to December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green previously served as Co-Chief Executive Officer and Co-Chairman of GTY Technology Holdings Inc., a public sector software-as-a-service (SaaS) company, from September 2016 to February 2019.

Other Public Company Board Memberships:

Mr. Green is a member of the board of directors of S&P Global Inc., a company that provides financial ratings, benchmarks, analytics and data.

Prior Public Company Board Memberships:

Mr. Green was a board member of Inovalon Holdings, Inc., a company that provides data analytics, intervention and reporting platforms to the healthcare industry, from 2016 until it merged with Ocala Bidco in November 2021 and was a director of GTY Technology Holdings Inc., a provider of cloud software solutions for the public sector, from September 2016 to February 2022.

Qualifications:

The Board selected Mr. Green to serve as a director because of his leadership and operating experience, his understanding of the information technology industry, and his international business expertise.

Group I Director Age: 72 Director since: September 2016 Board committees: • Audit (Chair)

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ELLEN J. KULLMAN

Experience:

Mrs. Kullman has been the Executive Chair of Carbon, Inc., a 3D printing company, since June 2022. Mrs. Kullman served as President and Chief Executive Officer of Carbon, Inc. from November 2019 to June 2022, and has been a member of its board of directors since 2016. Mrs. Kullman previously served as Chief Executive Officer of E. I. du Pont de Nemours and Company (“DuPont”), a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008 and as Executive Vice President of DuPont from June 2006 to September 2008. Before her service in those positions, Mrs. Kullman was Group Vice President-DuPont Safety & Protection.

She has served as Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired the organization’s Committee on Changing the Conversation: From Research to Action. She is a member of the board of trustees of Northwestern University and serves on the board of advisors of Tufts University School of Engineering.

Other Public Company Board Memberships:

Mrs. Kullman serves as a director of Amgen Inc., a developer and manufacturer of human therapeutics, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm.

Qualifications:

The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience, her experience with technology and product development, and her expertise implementing global business strategy.

Lead Independent Director and Group I Director Age: 70 Director since: September 2016 Board committees: • Nominating and Governance (Chair)

STEVEN M. MOLLENKOPF

Experience:

Mr. Mollenkopf served from March 2014 to June 2021 as the Chief Executive Officer of Qualcomm Incorporated (“Qualcomm”), an engineering-driven, high-technology manufacturing company and a global leader in the development and commercialization of foundational technologies for the wireless industry. Mr. Mollenkopf began his career at Qualcomm as an engineer over 25 years ago and held several leadership roles at Qualcomm prior to being named Chief Executive Officer, including President, Chief Operating Officer, and head of QCT, Qualcomm’s chipset business. Mr. Mollenkopf served as Special Advisor to Qualcomm from June 2021 to January 2023.

Since his service at Qualcomm, he has acted as Senior Advisor to Consello Group, a financial services advisory and strategic investing platform.

Other Public Company Board Memberships:

Mr. Mollenkopf has served as a director of The Boeing Company, a leading global aerospace firm, since April 2020 and as Independent Chair of the Board of the company since March 2024.

Prior Public Company Board Memberships:

Mr. Mollenkopf was a director of Qualcomm from December 2013 to June 2021.

Qualifications:

The Board selected Mr. Mollenkopf to serve because of his extensive international leadership and operating experience, his deep understanding of the technology industry and his complex manufacturing expertise.

Group I Director Age: 57 Director since: September 2023 Board committees: • Compensation

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LYNN VOJVODICH RADAKOVICH

Experience:

Ms. Vojvodich Radakovich is an advisor to start-up and growth-stage technology companies. She served as Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc. (“Salesforce”), one of the world’s largest enterprise software companies and a global leader in customer relationship management, from September 2013 to February 2017. Before serving at Salesforce, she was a partner at the venture capital firm Andreessen Horowitz, where she helped portfolio companies accelerate their go-to-market strategies and Global 1000 companies advance their digital agendas. Ms. Vojvodich Radakovich previously held marketing leadership roles at global enterprise software companies, including Microsoft Corporation, BEA Systems, Inc. (before its acquisition by Oracle Corporation) and Terracotta Inc. (before its acquisition by Software AG). Ms. Vojvodich Radakovich began her career as a mechanical engineer working on the design and construction of Gulfstream jets and offshore oil structures, and later worked with Bain & Company, an international consulting firm.

Other Public Company Board Memberships:

Ms. Vojvodich Radakovich serves on the boards of directors of Booking Holdings Inc., a global provider of online travel and related services, Ford Motor Company, and Figma, Inc., a web-based design collaboration platform.

Qualifications:

The Board selected Ms. Vojvodich Radakovich to serve as a director because of her leadership and operating experience, her understanding of the software industry, and her international business expertise.

Group IV Director Age: 58 Director since: April 2019 Board committees: • Audit • Compensation (Chair)

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Stockholder Arrangements

Effective as of December 25, 2018, Dell Technologies and certain of its wholly-owned subsidiaries entered into a stockholders agreement (the “MD Stockholders Agreement”) with the MD stockholders (as defined in Annex A to this proxy statement) and into a stockholders agreement (the “SLP Stockholders Agreement”) with the SLP stockholders (as defined in Annex A to this proxy statement) and other named stockholders. We refer to the MD Stockholders Agreement and the SLP Stockholders Agreement as the “Sponsor Stockholders Agreements.” Pursuant to the Sponsor Stockholder Agreements, the MD stockholders and SLP stockholders have rights to nominate directors and obligations to vote for director nominees as further described below.

Stockholder Rights to Nominate Directors – Under the Sponsor Stockholders Agreements, each of the MD stockholders and the SLP stockholders have the right to nominate a number of individuals for election as directors which is equal to (1) in the case where the MD stockholders and the SLP stockholders beneficially own more than 70% of the total voting power for the regular election of directors, which is their beneficial ownership status as of the date of this proxy statement, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board (and any vacancy thereon) who are not members of the Audit Committee, or (2) in the case where the MD stockholders and the SLP stockholders beneficially own 70% or less of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board (and any vacancy thereon), in each case rounded up to the nearest whole number. Further, so long as the MD stockholders or the SLP stockholders each beneficially own at least 5% of all outstanding shares of the common stock entitled to vote generally in the election of directors, each of the MD stockholders or the SLP stockholders, as applicable, are entitled to nominate at least one individual for election to the Board as a Group I director. Of the Group I director nominees proposed for election at this annual meeting, Mr. Dell, Mr. Dorman, Mr. Green and Mr. Mollenkopf have been designated for nomination by the MD stockholders and Mr. Durban has been designated for nomination by the SLP stockholders.

The SLP Stockholders Agreement provides that, so long as the MD stockholders beneficially own, in the aggregate, common stock representing a majority of the total voting power of the outstanding common stock, which is their beneficial ownership status as of the date of this proxy statement, the SLP stockholders will use their reasonable best efforts to expand the size of the Board to up to 21 directors at the request of the MD stockholders. In addition, under the Sponsor Stockholders Agreements, if any person nominated by the MD stockholders or the SLP stockholders ceases to serve on the Board as a Group I director for any reason (except as a result of a reduction in the applicable stockholders’ right to nominate Group I directors under the relevant Sponsor Stockholders Agreement), the stockholders who nominated such Group I director are entitled to nominate a replacement so long as the stockholders are entitled to nominate at least one Group I director to the Board at such time.

Under the MD Stockholders Agreement, for so long as the MD stockholders are entitled to nominate at least one Group I director, the MD stockholders may have at least one of their nominees then serving on the Board serve on each committee of the Board (except the Audit Committee), to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Under the SLP Stockholders Agreement, the SLP stockholders have the same right as the MD stockholders to representation on Board committees for so long as they are entitled to nominate at least one Group I director. The SLP stockholders have waived their right to have a nominee serve on the Compensation Committee and on the Nominating and Governance Committee.

Stockholder Obligations to Vote for Director Nominees – For so long as either the MD stockholders or the SLP stockholders have the right to nominate a Group I director or Group I directors under the applicable Sponsor Stockholders Agreement, each of Dell Technologies, the MD stockholders and the SLP stockholders are obligated to nominate such Group I director or Group I directors for election as part of the slate of directors that is included in Dell Technologies’ proxy statement and to provide the highest level of support for the election of such nominees as any of the foregoing provides to any other individual standing for election as a director. Each of the MD stockholders and the SLP stockholders also are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders in accordance with the MD Stockholders Agreement or the SLP Stockholders Agreement, as applicable, unless the SLP stockholders elect to terminate such arrangements under the SLP Stockholders Agreement. Further, under the Sponsor Stockholders Agreements, none of the MD stockholders or the SLP stockholders may nominate or support any person who is not nominated by the MD stockholders or the SLP stockholders or the then-incumbent directors of Dell Technologies.

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Share Class Structure

We believe our multi-class share and controlled ownership structure provides stability in the leadership and management of the Company, facilitates a long-term time horizon and commitment to a multi-year strategy, including with respect to investments, and positions us to stay ahead of broader industry trends. This structure has successfully enabled us to prioritize innovation and invest in research and development as we create technologies that drive human progress in an increasingly complex environment, contributing to strong shareholder value creation. We regularly discuss our structure with Class C stockholders through direct engagement to emphasize its benefits for all stockholders and continue to hear support for the governance enhancements our Board has implemented, which we believe differentiate us from other controlled companies with multi-class share structures.

Corporate Governance

Stockholder Engagement – Dell Technologies is committed to maintaining robust and regular dialogue with our stockholders as a core tenet of our governance framework. We value direct engagement with stockholders through which we share updated information about our business, deepen our understanding of our investors’ priorities and share stockholder perspectives with our Board and management team for consideration in our decision-making.

How We Engage

Dell Technologies utilizes various channels to engage with our stockholders on topics of mutual importance throughout the year:

•

Quarterly earnings communications

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Securities analyst meetings

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Investor conference presentations

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Company-hosted investor events

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Engagement with proxy voting and stewardship teams

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Periodic perception studies to gauge investor sentiment

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Regular meetings with current and potential stockholders and securities analysts via executive meetings, conference meetings, non-deal roadshows, and bus tours

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Ongoing video, phone and e-mail communications to address investor inquiries

What We Discuss

We discuss a range of topics relevant to our stockholders, including long-term business strategy, performance and outlook, macroeconomic factors related to the business, capital allocation, Board composition and practices, Board oversight of strategy and risks, corporate governance structure, executive compensation programs, and sustainability and human capital efforts.

We also continue to hear support from our stockholders for our recent Board and governance enhancements, as described below.

Who Participates

Communications with our stockholders are led by members of our management and investor relations teams and are supported by a range of functions across Dell Technologies. Our executive team, including our Chief Executive Officer, participates in meetings with our stockholders throughout the year.

Enhanced Governance Practices

As discussed in more detail below, as a controlled company, Dell Technologies is not required to comply with a number of the corporate governance requirements under the rules of the New York Stock Exchange (“NYSE”) that apply to non-controlled public companies, including maintaining a Board with a majority of independent directors and appointing standalone and fully independent compensation and nominating/corporate governance committees. The Board’s current determination to comply with these requirements voluntarily and adoption of other governance changes in recent years demonstrate our Board’s commitment to incorporate feedback and perspectives from our independent investors to further enhance our governance, policies and disclosures.

In recent fiscal years, our Board has continued to strengthen our governance profile by:

•	establishing the Lead Independent Director role;

•	approving independent director rotation for service as the Group IV director;

•	reconstituting the membership of the Nominating and Governance Committee to consist entirely of independent directors;

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•	establishing a standalone Compensation Committee composed entirely of independent directors;

•	appointing an independent compensation consultant by the Compensation Committee; and

•

increasing the percentage of independent directors on the Board to 75%, following the addition of Mr. Mollenkopf as an independent director and the departure of Simon Patterson, a non-independent director.

Corporate Impact

At Dell Technologies, we are committed to driving human progress by putting our technology and expertise to work where we believe we can do the most good for both people and the planet. We take an integrated approach that drives long-term value for Dell Technologies and recognizes that all of our stakeholders, including stockholders, customers, suppliers, employees, and communities, are essential to our business.

Our Board of Directors, directly and through its standing committees, oversees the establishment and maintenance of our governance, compliance and risk oversight processes and procedures to promote the conduct of our business with the highest standards of responsibility, ethics and integrity. The Board receives regular updates on corporate impact and environmental goals and the Company’s overall strategy from various management committees. To ensure an integrated perspective and approach, these management committees are composed of members from various teams across the Company, including representatives from corporate sustainability, human resources, philanthropy, security, ethics and privacy, supply chain audit, corporate affairs, government affairs, internal audit, legal, risk management, investor relations, accounting, finance, and product, operations and services.

We are committed to transparency in our reporting, which is why we focus on the metrics that matter most to our stakeholders. Our approach to disclosure is informed by global standards and frameworks, and we continue monitoring and preparing for the evolving reporting landscape. For more information about our commitment to making business and societal impact, see our annual report on Form 10-K for the fiscal year ended January 30, 2026 accompanying this proxy statement, as well as the reports and content on the Corporate Impact page of our website.

Board Evaluation – The Board conducts an annual self-evaluation that covers Board responsibilities, composition, process and information, as well as Board committee structure, composition and oversight. The self-evaluation process is led by the Lead Independent Director. The Lead Independent Director and Nominating and Governance Committee review the results of the evaluation with the full Board and identify ways to enhance Board processes, performance and effectiveness.

Director Time Commitments – Each director must be willing and able to devote sufficient time and attention to carrying out his or her duties and responsibilities effectively. While the Board acknowledges the value of having directors with significant experience in other businesses and activities, it also understands that effective service on the Dell Technologies Board requires a substantial commitment. Generally, a non-employee director should not simultaneously serve on more than six public company boards, including the Dell Technologies Board. The nature and extent of a director’s activities will be taken into account in determining the appropriateness of the director’s continued service on the Board.

Each director is required to notify the Chairman before accepting a directorship or other position of responsibility with another company and before or promptly following a significant change in personal circumstances (including a change in employment or principal job responsibilities). The Board will review and evaluate the new circumstances and will determine whether the director’s continued service on the Board would be appropriate under those circumstances.

Management Development and Succession Planning – The Board reviews and maintains a succession plan for Michael S. Dell, our CEO. The Nominating and Governance Committee evaluates potential successors to our CEO, including in the event of an emergency, and periodically reviews with our CEO and the Board recommendations regarding such potential successors. In addition, on an annual basis, our Chief Human Resources Officer presents to the Board a report on succession planning for other members of senior management and a report on management development.

Corporate Governance Principles and Codes of Conduct – The Board is committed to achieving business success and increasing long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board has adopted the Dell Technologies Corporate Governance Principles, which reflect a set of core values that provide the foundation for our governance and management systems and our interactions with our stakeholders, and which we believe provide an effective corporate governance framework for the Company. The Board continues to evaluate Dell Technologies’ corporate governance policies and practices to ensure they are consistent with the Company’s focus on long-term value creation for stockholders. In connection with this effort, in recent years, the Board has taken actions as described above under “Enhanced Governance Practices” to enhance our governance arrangements.

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Dell Technologies also maintains a Code of Conduct that applies to all of our directors, officers, and employees, as well as a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, and a comprehensive internal audit program, which provides for the conduct of audits in accordance with the International Standards for the Professional Practice of Internal Auditing.

Copies of the Corporate Governance Principles, Code of Conduct and Code of Ethics for Senior Financial Officers can be found on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section.

Controlled Company Status – Dell Technologies’ Class C common stock is listed on the NYSE under the trading symbol “DELL.” As a result, Dell Technologies is subject to governance requirements under NYSE rules.

Dell Technologies is a “controlled company” under NYSE corporate governance standards. The NYSE rules define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Dell Technologies is a controlled company on the basis of Mr. Dell’s beneficial ownership of shares of our Class A common stock and Class C common stock representing more than 50% of the total voting power of our shares of common stock eligible to vote in the election of our directors.

As a controlled company, Dell Technologies qualifies for exemptions from, and is entitled to elect not to comply with, certain corporate governance requirements under NYSE rules, including the requirement to have a board that is composed of a majority of independent directors and a compensation committee and a nominating/corporate governance committee that are each composed entirely of independent directors, in each case as director independence is defined under NYSE rules. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of an audit committee, as discussed further below.

Notwithstanding its eligibility for the exemption from these requirements, the Dell Technologies Board currently has a majority of independent directors and a compensation committee and a nominating and governance committee composed entirely of independent directors.

If Dell Technologies ceases to be a controlled company and the Class C common stock continues to be listed on the NYSE, Dell Technologies would be required to comply with NYSE’s director independence requirements relating to the board of directors, a compensation committee and a nominating/corporate governance committee by the date its status changes or within specified transition periods.

Board Leadership – The Dell Technologies bylaws provide that the Board will elect a Chairman to preside at all meetings of the Board at which he is present and to exercise such other responsibilities as the Board may prescribe from time to time. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell. Our Corporate Governance Principles provide that the Board’s independent directors will elect a Lead Independent Director for a term of service of one year. The Board’s independent directors have elected Mrs. Kullman to serve as the Company’s Lead Independent Director.

The Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles and a Lead Independent Director, together with the exercise of key oversight responsibilities by our independent directors, is in the best interests of Dell Technologies and our stockholders. The Board believes that maintaining combined Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company and is therefore able to effectively elevate the most critical business issues for consideration by the Board’s independent directors and is best positioned to oversee the execution of strategy across each of the Company’s businesses to optimize long-term stockholder value creation. The Lead Independent Director is given broad authority, as described below, to lead oversight of management by our independent directors.

Director Independence – The Board has affirmatively determined that Messrs. Dorman, Grain, Green and Mollenkopf, Mrs. Kullman and Ms. Vojvodich Radakovich, constituting six of our eight directors, are independent under NYSE rules and the standards for director independence established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. Mrs. Kullman currently serves as the Lead Independent Director. NYSE rules provide that, in order to determine that a director is independent, the Board must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation.

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In its independence determination with respect to Mr. Grain, the Board considered transactions in which investment funds affiliated with Mr. Grain obtained a loan commitment for approximately $700 million in principal amount, plus fees and expenses, to be funded at closing (with the potential for additional funding through a delayed draw feature) from multiple sources, including entities in which Mr. Dell holds non-controlling interests. Such entities will fund a portion of the loan, not to exceed approximately 61% of the total amount, with the remaining amount being funded by unaffiliated entities and unrelated third parties. The Board noted that neither the Company nor any of its subsidiaries is a participant in any such transactions, and that such transactions were undertaken in the normal course of business on standard commercial terms.

Our Corporate Governance Principles contain several features which the Company believes help to ensure that the Board maintains effective and independent oversight of management, including the following:

•	The Board has a Lead Independent Director who is elected by the independent directors.

•

Executive sessions of the independent directors are held in connection with every regularly scheduled Board meeting, and at any time requested by a majority of the independent directors. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•

All members of the Audit Committee are independent directors. The chair of the Audit Committee has and exercises authority to conduct executive sessions of the Audit Committee without management and non-independent directors present.

•	All members of the Compensation Committee and the Nominating and Governance Committee are independent directors.

•

The Nominating and Governance Committee evaluates each director’s ability to devote sufficient time and attention to carrying out his or her duties and responsibilities effectively, including in accordance with its director time commitment policy described above.

Lead Independent Director – The Lead Independent Director is elected by and from among the independent directors for a term of service of one year. The Lead Independent Director has the following responsibilities:

•	serves as the principal liaison between the Chairman and the independent directors;

•	has authority to call meetings of the independent directors;

•	presides at all executive sessions of the independent directors and meetings of the Board at which the Chairman is not present;

•	approves meeting agendas for the Board in consultation with the Chairman;

•	approves the frequency of Board meetings and meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	approves the information to be provided to the Board, including the quality, quantity, appropriateness and timeliness of such information;

•	as appropriate, is available for consultation and direct communication with stockholders;

•	presides over the annual self-evaluation of the Board;

•	conducts an annual process for reviewing the CEO’s performance and reports the results of the process to the other independent directors; and

•	together with the Board and its committees as well as the independent directors acting in executive session, retains and approves compensation of outside advisors.

The Lead Independent Director also currently serves as chair of the Nominating and Governance Committee and in that role oversees the performance of that committee’s responsibilities as described below under “Nominating and Governance Committee.”

In connection with Mrs. Kullman’s election as Lead Independent Director, the independent directors considered, among other factors, her leadership as a member of the Board since September 2016, as current chair of the Nominating and Governance Committee and as chair of the Audit Committee from September 2016 to December 2019.

Board Committees – The Board maintains three independent standing committees that assist the Board in discharging its oversight responsibilities, consisting of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Board has adopted a written charter for each of the standing committees, which together form an integral part of our Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the

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Governance & Leadership – Governance Documents section. From time to time, the Board considers the composition of each of the standing committees and whether committee members should rotate among the standing committees.

Under the Sponsor Stockholders Agreements, as described above under “– Stockholder Arrangements – Stockholder Rights to Nominate Directors,” for so long as the MD stockholders or the SLP stockholders are entitled to nominate at least one Group I director, such stockholders may have at least one of their nominees then serving on the Board serve on each committee of the Board other than the Audit Committee, to the extent permitted by applicable law and stock exchange rules and subject to specified exceptions. Mr. Mollenkopf serves as a member of the Compensation Committee as the MD stockholders’ nominee and Mr. Dorman serves as a member of the Nominating and Governance Committee as the MD stockholders’ nominee. The SLP stockholders have waived their right to have a nominee serve on the Compensation Committee and the Nominating and Governance Committee.

The following table shows, as of May 1, 2026, the members of the Board and the committees on which each director serves and indicates the directors determined by the Board to be independent under NYSE rules and our Corporate Governance Principles.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee	Independent

Michael S. Dell

David W. Dorman			✓	✓

Egon Durban

David Grain	✓			✓

William D. Green	Chair			✓

Ellen J. Kullman – Lead Independent Director			Chair	✓

Steven M. Mollenkopf		✓		✓

Lynn Vojvodich Radakovich	✓	Chair		✓

Descriptions of the primary responsibilities of each committee are set forth below.

Audit Committee

The Audit Committee has three members and is composed entirely of members of the Board who satisfy the standards of independence established for independent directors under NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as determined by the Board. Under NYSE rules, the membership of the Audit Committee is required to consist entirely of no fewer than three directors who are qualified as independent directors as described above. The Board has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under NYSE rules and that Mr. Green is an “audit committee financial expert” within the meaning of the SEC’s rules. Mr. Green (Chair), Mr. Grain and Ms. Vojvodich Radakovich serve as members of the Audit Committee.

The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing Dell Technologies’ policies on risk assessment and risk management;

•	reviewing and, if appropriate, approving or ratifying transactions with related persons;

•

obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

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•

pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.

Compensation Committee

The Compensation Committee is composed entirely of members of the Board who satisfy the standards of independence established for independent directors under NYSE rules and the additional independence standards applicable to compensation committee membership. Ms. Vojvodich Radakovich (Chair) and Mr. Mollenkopf serve as members of the Compensation Committee.

The Compensation Committee’s primary responsibilities include, among other matters:

•	approving the compensation policy for our executive officers and non-employee directors, and such other managers as may be directed by the Board;

•	approving the forms of compensation to be provided to the CEO, each other executive officer and each non-employee director;

•	approving recommendations with respect to compensation guidelines for all other employees;

•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

•

reviewing management’s assessment of our incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluating compensation policies and practices that could mitigate any such risk;

•	acting as administrator of our equity-based and other compensation plans;

•

reviewing and discussing with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K to be filed with the SEC and, based on such review and discussion, determining whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing; and

•	preparing the Compensation Committee Report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K.

The Compensation Committee has the authority to delegate any of its responsibilities under its charter, along with the authority to take action in relation to such responsibilities, to subcommittees consisting of one or more members of the committee, as the committee may deem appropriate.

In addition, the Compensation Committee may delegate to one or more of our executive officers the authority to make grants of equity-based compensation to eligible individuals who are not directors or executive officers and to administer our equity-based compensation plans, in each case subject to compliance with applicable law, NYSE rules and the terms of any applicable compensation plan. The Compensation Committee also may delegate to one or more officers of the Company the power and authority to review and administer any employee benefit plans and to make determinations under any policies for recoupment of executive compensation, including our recovery policy discussed below under “Compensation Discussion and Analysis – Compensation Governance – Recoupment of Compensation.” The Compensation Committee may revoke any delegation of authority at any time. Any executive officer to whom the Compensation Committee may delegate authority to make grants of equity-based compensation is required to report regularly to the committee with respect to any such grants. The Compensation Committee has delegated to our Chief Human Resources Officer the authority to offer awards under our equity incentive plan to eligible employees who are not directors or executive officers.

For a discussion of the process by which the Compensation Committee evaluated and determined executive officer compensation for Fiscal 2026, including the role of executive officers in determining or recommending the amount or form of executive compensation, see “Compensation Discussion and Analysis.”

Independent Compensation Consultant – During Fiscal 2026, the Compensation Committee retained Pay Governance LLC (“Pay Governance”) as its independent compensation consultant. Pay Governance attends Compensation Committee meetings at the Compensation Committee’s request. Pay Governance communicates with the members of the Compensation Committee outside of committee meetings regarding matters related to the Compensation Committee’s responsibilities. The Compensation Committee

Dell Technologies / 2026 Proxy Statement / 20

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generally seeks input from Pay Governance on Dell Technologies’ compensation programs, including overall compensation program design, non-employee director compensation, compensation risk assessment, evolving compensation trends, appropriate market reference points, and market compensation data.

The Committee undertook an assessment of all factors relevant to Pay Governance’s independence from management, and on an annual basis evaluates whether any work provided by Pay Governance raises any conflict of interest. In Fiscal 2026, Pay Governance did not provide services to the Company other than those described above. The Committee has determined that the work of Pay Governance did not raise any conflict of interest.

Nominating and Governance Committee

The Nominating and Governance Committee is composed entirely of members of the Board who satisfy the standards of independence established for independent directors under NYSE rules. Mrs. Kullman (Chair) and Mr. Dorman serve on this committee.

The Nominating and Governance Committee’s primary responsibilities include, among other matters:

•	identifying and evaluating potential candidates to be considered for appointment or election to the Board;

•	making recommendations to the Board regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;

•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors;

•	evaluating potential successors to the CEO, including in the event of an emergency, and reviewing periodically with the CEO and with the Board recommendations regarding such potential successors;

•	reviewing the Board committee structure and composition and making recommendations annually to the Board regarding the appointment of directors to serve as members of each committee;

•	reviewing our Corporate Governance Principles periodically and recommending any changes to such principles to the Board; and

•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.

Board and Committee Oversight of Risk Management

The Company believes that effectively assessing and managing risk is central to the design and execution of our business strategy and creation of long-term value. The Board, directly and through its standing committees, provides oversight of the Company’s risk management processes. The Board focuses on understanding the most significant risks to the business, including emerging risks such as risks associated with AI technology implementation and use, evaluating strategies to mitigate those risks, and facilitating communication on risk topics between management and our directors.

We believe that AI carries significant opportunities and risks for the Company and the world. The Board maintains direct oversight of the Company’s AI strategy, risks, development, and governance and receives regular updates from management on AI-related matters, including the Company’s approach to AI adoption, responsible innovation practices, and the ethical deployment of AI technologies across the enterprise. The Audit Committee has primary responsibility for overseeing the Company’s enterprise risk management framework and receives regular reports from management on the Company’s risk profile and mitigation efforts, monitors risks arising from the Company’s internal adoption and use of AI tools, including risks related to data privacy, cybersecurity, regulatory compliance, and operational integrity.

The Company is committed to the responsible development and deployment of AI technologies in accordance with AI ethics principles emphasizing accountability, responsible innovation, and transparency. The Company has an AI Policy that governs the use of AI and machine learning by employees, which outlines requirements for responsible use, risk-based review and approval processes, data governance and protection controls, human oversight, and compliance with applicable laws and internal standards. The policy is supported by additional standards, procedures and governance requirements addressing areas such as data usage, security, privacy, intellectual property protection, product development and lifecycle management of AI systems.

Dell Technologies / 2026 Proxy Statement / 21

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While the Board as a whole is responsible for risk oversight, management is responsible for designing processes and procedures to identify, assess and manage risk on a day-to-day basis. Management has implemented an enterprise risk management (“ERM”) program, managed by the Company’s internal audit function and supported by management risk committees, that is designed to work across the business to identify, assess, govern and manage the Company’s strategic, operational, financial, and compliance risks. The Company maintains a management committee consisting of senior members of the finance and legal functions to assist in fulfilling our obligations to maintain disclosure controls and procedures, and to coordinate and oversee the process of preparing the Company’s filings with the SEC and other public disclosures. Although the Company continually assesses its risk environment, the internal audit function performs an annual risk assessment that is informed by risk data collection, an analysis of industry trends, consideration of insights of third-party risk reporting companies, peer benchmarking, and interviews with senior leaders and Company experts. The annual assessment considers whether risks constitute short-, medium-, and long-term threats to our enterprise and provides for prioritization, in part, based on the timeframe of such risks. Our ERM program is assessed externally on a periodic basis for best practices and maturity of the program.

The Chief Audit Executive presents the results of the annual risk assessment to the Board and reviews with the Board the key risks identified by the ERM program. The Board meets quarterly with the Chief Executive Officer, the General Counsel, the Chief Financial Officer, and the Chief Operating Officer to review business and financial performance as well as to consider existing and emerging risks relevant to each business function and other corporate activities. The Board receives updates from management on risk topics at the Board’s regularly scheduled meetings and at other times as needed.

The Board considers the views of third-party advisors and experts, directly and indirectly through its standing committees and reports by management committees, in evaluating current risks and anticipating new risks to our business. These advisors and experts offer perspectives on best practices, industry trends, and future and emerging risks trends relevant to proactive risk management.

The Board is assisted by its standing committees to address risks in their respective areas of oversight and expertise.

•

The Audit Committee exercises responsibility for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes. The Audit Committee is also responsible for oversight of particular risks, such as major information technology risk exposures (including cybersecurity risk exposures) and financial risk exposures. The Audit Committee reviews and discusses significant risks and exposures to Dell Technologies, and the steps management has taken or plans to take to manage these risks, with management and our independent registered public accounting firm. In exercising this oversight, the Audit Committee receives or participates in:

¡	quarterly updates by the Chief Audit Executive regarding key risks, audit status, and other issues or concerns as well as the results of the annual ERM program review;

¡	quarterly updates by the Chief Security Officer or other senior security executives regarding cybersecurity and other data security risks;

¡	compliance updates regarding key ethics and compliance issues from the Chief Compliance Officer, who reports to the General Counsel; and

¡

meetings in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Chief Audit Executive, the Chief Compliance Officer, and Dell Technologies’ independent registered public accounting firm.

•

The Compensation Committee oversees management of risks associated with executive compensation programs, policies and practices, and evaluates the effect that such compensation arrangements may have on risk decisions.

•

The Nominating and Governance Committee monitors the risks associated with CEO succession planning and development, composition of the Board, and policies and management systems relating to environmental, social, and governance matters.

Each of the committee chairs reports to the full Board at its regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

Meetings and Attendance

In Fiscal 2026, the full Board met four times, the Audit Committee met eight times, the Compensation Committee met three times, and the Nominating and Governance Committee met two times.

In Fiscal 2026, each member of the Board attended at least 75% of the total number of meetings of the Board and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee.

Dell Technologies / 2026 Proxy Statement / 22

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Dell Technologies encourages, but does not require, directors to attend annual meetings of stockholders when practicable. Seven of the eight directors then serving on the Board attended last year’s annual meeting held on June 26, 2025.

Communications With Directors

Any Dell Technologies stockholder may communicate with the Board as a whole, the independent directors as a group, any Board committee, or any individual member of the Board by submitting a request using the contact information at http://investors.delltechnologies.com under Governance & Leadership – Contact the Board and designating the intended recipient or recipients. The Corporate Secretary, or his or her delegee, will forward bona fide communications concerning Dell Technologies matters subject to Board oversight that are submitted in this manner or a summary thereof to the Board or applicable directors, as appropriate. Communications relating to other topics, including those that are primarily commercial in nature, will not be forwarded.

In addition, any person who has a concern about Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership section. These communications will be forwarded to the appropriate directors for their review in accordance with our guidelines and also will be reviewed and addressed by the Global Ethics and Compliance office.

The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits retaliation against any person who reports suspected misconduct or assists with an investigation or audit in good faith.

Director Compensation

Our Board has adopted a compensation program for our independent directors that we believe will enable us to continue to attract and retain qualified directors. For Fiscal 2026, our compensation program for independent directors included the following elements:

•	an annual cash retainer of $115,000;

•	an annual equity retainer with a value of $225,000 payable in the form of restricted stock units that settle in shares of Class C common stock;

•	an additional annual cash retainer of $25,000 for service as chair of a committee; and

•	an additional annual cash retainer of $40,000 for service as the Lead Independent Director.

Directors may elect to receive all or a portion of each cash retainer in the form of vested shares of Class C common stock or deferred stock units that settle in shares of Class C common stock, in increments of 25% of each retainer amount. In addition, directors may elect to receive all or a portion of their annual equity retainer in the form of deferred stock units that settle in shares of Class C common stock, in increments of 25% of the retainer amount.

Directors’ compensation is generally awarded in September, at the first meeting of the Board of Directors that follows the annual meeting of stockholders. An independent director elected to the Board, other than through election at an annual meeting of stockholders, will receive the applicable annual retainer, which may be prorated for the director’s initial year of service, as determined by the Board.

Fiscal 2026 equity-based awards were granted under the Dell Technologies Inc. 2023 Stock Incentive Plan. Each equity-based award vests in full on the first anniversary of the annual meeting of stockholders that preceded the grant, except that deferred stock units will settle in shares of Class C common stock on the earlier of the termination of the applicable director’s Board service for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause or a change in control of Dell Technologies. Certain restricted stock units, deferred stock units and stock options exercisable for Class C common stock, as well as shares of Class C common stock received in the settlement of such awards, are subject to the applicable terms and conditions of a management stockholders agreement discussed elsewhere in this proxy statement. Each restricted stock unit and deferred stock unit includes the grant of a dividend equivalent right, which is a stock-based award in the form of the right to receive a credit, payable in cash (without interest), equal to the value of each regular cash dividend that would have been paid on each share of Class C common stock underlying each restricted stock unit or deferred stock unit if such share had been issued to and held by the grantee on the record date for such regular cash dividend.

Dell Technologies / 2026 Proxy Statement / 23

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We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board or committees. We provide air transportation for directors to attend meetings of our Board or its committees on aircraft owned or chartered by the Company. Directors may be accompanied by their spouses during such travel, if such travel is approved and in accordance with Company policy. The cost of any such personal travel by a spouse is imputed as income to the director. In addition, we provide each director with a laptop computer or a reimbursement for purchase of a laptop computer for use in connection with Board service.

We provide our independent directors with liability insurance coverage for their activities as directors.

Our certificate of incorporation and bylaws provide that all of our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification.

Fiscal 2026 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards(3) ($)	Option Awards(4) ($)	Total(5) ($)

David W. Dorman	115,000	224,989	—	339,989

David Grain	115,000	224,989	—	339,989

William D. Green	140,000	224,989	—	364,989

Ellen J. Kullman	180,000	224,989	—	404,989

Steven M. Mollenkopf	115,000	224,989	—	339,989

Lynn Vojvodich Radakovich	140,000	224,989	—	364,989

(1)

During Fiscal 2026, Mrs. Kullman served as the Lead Independent Director and chair of the Nominating and Governance Committee, Mr. Green served as chair of the Audit Committee, and Ms. Vojvodich Radakovich served as chair of the Compensation Committee.

(2)

Mr. Dorman received 100% of his annual cash retainer and Mr. Green received 100% of his annual cash retainer and committee chair retainer in vested shares of Class C common stock. Messrs. Grain and Mollenkopf each received 100% of their annual cash retainer in deferred stock units. Mrs. Kullman received 100% of her annual cash retainer, committee chair retainer and Lead Independent Director retainer in cash. Ms. Vojvodich Radakovich received 100% of her annual cash retainer and committee chair retainer in cash. The aggregate grant date fair value, computed in accordance with U.S. generally accepted accounting principles, of the vested shares of Class C common stock and deferred stock units awarded was determined by dividing the aggregate retainer amount, or applicable portion of the aggregate retainer amount, by $141.77, the closing price of the Class C common stock as reported on the NYSE on September 30, 2025, rounded down to the next full share or unit. Deferred stock units will vest on June 26, 2026.

(3)

Messrs. Grain, Green and Mollenkopf, Mrs. Kullman and Ms. Vojvodich Radakovich each received 100% of their annual equity retainer in deferred stock units. Mr. Dorman received 100% of his annual equity retainer in restricted stock units. The aggregate grant date fair value, computed in accordance with U.S. generally accepted accounting principles, of the deferred stock units and restricted stock units awarded was determined in the manner described in note (2) to this table. Restricted stock units and deferred stock units will vest on June 26, 2026. The following table provides information regarding the aggregate number of outstanding restricted stock units and outstanding deferred stock units held by each of our non-employee directors as of January 30, 2026:

Name	Outstanding restricted stock units	Outstanding deferred stock units

David W. Dorman	1,587	16,252

David Grain	—	24,884

William D. Green	—	6,810

Ellen J. Kullman	—	57,292

Steven M. Mollenkopf	—	9,942

Lynn Vojvodich Radakovich	—	6,810

(4)	As of January 30, 2026, Mrs. Kullman held an aggregate of 192,930 vested options and Ms. Vojvodich Radakovich held an aggregate of 75,498 vested options.

(5)	Perquisites and other personal benefits have been excluded as the total value for each director was less than $10,000.

Dell Technologies / 2026 Proxy Statement / 24

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

In this Proposal 2, the Board is asking stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as Dell Technologies Inc.’s independent registered public accounting firm for Fiscal 2027.

PwC is a registered independent public accounting firm and has served as the independent auditors of the Company or its predecessor, Dell Inc., since 1986. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to Dell Technologies on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies Inc.’s independent registered public accounting firm for Fiscal 2027.

In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during Fiscal 2026 and Fiscal 2025.

Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2026	Fiscal 2025

Audit Fees(a)	$28.3	$28.5

Audit-Related Fees(b)	1.9	2.0

Tax Fees(c)	1.2	0.7

All Other Fees(d)	2.5	0.9

Total	$33.9	$32.1
(a)

This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries, and for other procedures.

(b)

This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, ESG assurance, and service organization control attestation services.

(c)	This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and for consultation and advice on business tax matters.

(d)

This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees incurred for system readiness assessments prior to implementation, general and financial training services, accounting research software and other permissible advisory services.

The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining PwC’s independence.

The Audit Committee pre-approved PwC’s performance of the foregoing services that were required to be pre-approved under SEC rules, which included all of the fees described above. The Audit Committee has adopted a policy requiring pre-approval by the

Dell Technologies / 2026 Proxy Statement / 25

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committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2027, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority must be reported to the full Audit Committee.

Vote Required

Approval of Proposal 2 requires the affirmative vote of holders of shares representing a majority of the voting power of shares present and entitled to vote on Proposal 2.

Dell Technologies / 2026 Proxy Statement / 26

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 79, but excluding disclosures presented in the section titled “Pay Versus Performance Disclosure.” The Board currently intends to submit the compensation of the Company’s named executive officers for a non-binding, advisory vote annually, consistent with the advisory vote of the stockholders at the Company’s 2023 annual meeting.

The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies Inc.’s compensation of its named executive officers as disclosed in this proxy statement.

As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” Dell Technologies’ executive compensation program has been designed to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to reward results and contributions and ensure adherence to the Company’s pay-for-performance philosophy.

The Board encourages stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also encourages stockholders to review the Fiscal 2026 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Compensation Committee and the Board believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices.

In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:

RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosures, is hereby APPROVED.

A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Compensation Committee or the Board. Although the vote is advisory in nature and non-binding, the Compensation Committee and the Board value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

Vote Required

Approval of Proposal 3 requires the affirmative vote of holders of shares representing a majority of the voting power of shares present and entitled to vote on Proposal 3.

Dell Technologies / 2026 Proxy Statement / 27

Proposal 4 – Approval of Redomestication of Dell Technologies Inc. from Delaware to Texas by Conversion

In this Proposal 4, the board of directors of the Company (the “Board of Directors” or the “Board”) is asking stockholders to approve changing the jurisdiction of incorporation of Dell Technologies Inc. from Delaware to its home state of Texas pursuant to a plan of conversion.

Upon the recommendation of the Evaluation Committee described below, the Board of Directors unanimously recommends that our stockholders approve the conversion of the Company from a corporation organized under the laws of the state of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the state of Texas (the “Texas Corporation”). We refer to the proposed redomestication of the Delaware Corporation in the form of a conversion to Texas as the “Redomestication.”

The Board of Directors unanimously recommends a vote “FOR” approval of the redomestication of Dell Technologies Inc. from Delaware to Texas by conversion.

Principal Terms of the Redomestication

If approved by our stockholders, the Redomestication will be effected through a conversion of the Company pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”) pursuant to, and in accordance with, the plan of conversion included as Annex C to this proxy statement (the “Plan of Conversion”).

Approval of this Proposal 4 (the “Redomestication Proposal”) will constitute approval of the Redomestication, approval of the Plan of Conversion, and adoption of the resolutions of the Board of Directors approving the Redomestication included as Annex D to this proxy statement (the “Redomestication Resolution”).

By operation of the Plan of Conversion and upon the consummation of the Redomestication:

•

The Company will continue in existence as a Texas corporation and will continue to operate our business under our current name, “Dell Technologies Inc.” The corporate existence of Dell Technologies Inc. will not cease.

•

The internal affairs of the Company will cease to be governed by Delaware law at the time the Redomestication is effective (the “Effective Time”), and thereafter will be governed by Texas law. See “– What Will Change After the Redomestication – Comparison of Stockholder Rights Under Delaware and Texas Law” below for a description of some of the differences between the corporate laws of the two states.

•

The Company will cease to be governed by our current certificate of incorporation (the “Delaware Charter”) and our current bylaws (the “Delaware Bylaws”) adopted pursuant to the DGCL, and thereafter will be governed by the proposed certificate of formation of the Texas Corporation in the form included as Annex E to this proxy statement (the “Texas Charter”) and by the proposed bylaws of the Texas Corporation in the form included as Annex F to this proxy statement (the “Texas Bylaws”). See “– What Will Change After the Redomestication – Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below for a description of how the Redomestication would change our governing documents.

•

Each issued and outstanding share of our Class A, Class B and Class C common stock will be automatically converted into one outstanding share of Class A, Class B and Class C common stock, respectively, of the Texas Corporation.

•	No shares of our Class D common stock or preferred stock are issued and outstanding as of the Effective Time.

•	Shareholders will not have to exchange their existing stock certificates or book-entry entitlements for new stock certificates or book-entry entitlements.

•

Each outstanding stock option, restricted stock unit, performance stock unit, other equity award or other right to acquire shares of Class C common stock of the Delaware Corporation (the “Delaware Corporation Class C common stock”) will continue in existence and automatically become a stock option, restricted stock unit, performance stock unit, other equity award or other right to acquire an equal number of shares of Class C common stock of the Texas Corporation (the “Texas Corporation Class C common stock”) under the same terms and conditions.

Other aspects of our corporate operations and affairs will not be affected by the Redomestication.

Dell Technologies / 2026 Proxy Statement / 28

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•

The Redomestication itself will not result in any immediate change following the Redomestication in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than a result of the transaction costs related to the Redomestication).

•

Our Class C common stock will continue to be listed on the New York Stock Exchange and traded under the symbol “DELL.” We do not expect any interruption in the trading of our Class C common stock as a result of the Redomestication.

See “– What Won’t Change After the Redomestication” below for a discussion of other continuities in the corporate affairs of the Delaware Corporation and the Texas Corporation relating to the Redomestication.

If our stockholders approve the Redomestication Proposal, we expect that the Redomestication will become effective promptly following the Annual Meeting upon the filing of certificates of conversion and formation with the Secretary of State of Delaware and the Secretary of State of Texas, as applicable. The Company does not expect to make any other state corporate-law filings to effect the Redomestication.

We may face legal challenges to the Redomestication, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Redomestication.

The Redomestication may be delayed by the Board of Directors or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors at any time before the Effective Time, whether before or after approval of the Redomestication Proposal by our stockholders, if the Board determines for any reason that such a delay, termination or abandonment would be in the best interests of the Company and its stockholders.

Summary of the Board’s Evaluation of, and Decision to Pursue, Redomestication to Texas

•

As part of the its review of the potential impact of legal and regulatory developments on the Company and its stockholders, the Board of Directors determined to evaluate whether a change in the Company’s state of incorporation would better advance achievement of its long-term strategic objectives.

•

To support a deliberate and independent decision-making process on this matter, the Board of Directors established a committee composed entirely of independent and disinterested directors, which it designated as the Evaluation Committee, to assess a potential redomestication.

•

Upon the recommendation of the Evaluation Committee, the Board of Directors determined that a redomestication to Texas best positions the Company to execute its strategy and generate long-term value for its stockholders.

•

The Evaluation Committee and the Board of Directors considered that, since the Company’s physical and operational center of gravity, including its global headquarters and approximately 43% of its U.S. employees, is in Texas, a Texas incorporation will better align the Company’s legal home with where its key corporate functions and decision-making are anchored.

•

The Evaluation Committee and the Board of Directors gave careful consideration to the legal frameworks in Delaware and Texas and their provisions affecting rights of stockholders, and determined that the long-term business and strategic benefits of a Texas incorporation for the Company and its stockholders outweigh the countervailing considerations, including certain impacts on stockholder rights.

•

The Board of Directors remains committed to acting in the best interests of its stockholders, including through the Company’s corporate governance practices, and will continue to evaluate evolving legal and governance frameworks to ensure that the Company’s practices reflect this commitment, regardless of the Company’s state of incorporation.

Background of the Redomestication Proposal

General

Dell Inc., the predecessor of Dell Technologies Inc. as the ultimate holding company of our group of companies, was incorporated in Delaware in 1984. Dell Technologies Inc. was incorporated in Delaware in January 2013 as part of the transaction completed in October 2013 in which Dell Inc. ceased to be a public company and became a wholly-owned subsidiary of Dell Technologies Inc. References to “Dell” in this Redomestication Proposal below are to Dell Inc. and Dell Inc.’s subsidiaries until completion of the transaction in October 2013 and to Dell Technologies and Dell Technologies’ subsidiaries from and after completion of the transaction.

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Delaware has historically been the jurisdiction of incorporation of choice for many U.S. corporations, due in part to the general deference afforded by Delaware courts to the judgment of boards of directors when reviewing corporate actions, as well as the courts’ deep expertise in adjudicating corporate and business disputes. This experience has historically contributed to the efficient resolution of controversies and the development of legal doctrine to guide corporate conduct.

In recent years, other states, including Texas and Nevada, have taken actions to update their corporate laws to include features they believe will attract corporations to incorporate in their states. In particular, the Texas legislature recently adopted amendments to the TBOC (the “TBOC Amendments”) that are intended to enhance predictability concerning the standard of conduct to which directors and officers are held through a statutory framework for reviewing corporate decisions. The Texas legislature also established the Texas Business Court, a statewide, specialized trial court created to resolve certain complex business disputes.

In December 2025, in light of the legal developments in Texas described above, our management, including Michael S. Dell, initiated discussions with the Board of Directors regarding whether a change in the Company’s state of incorporation from Delaware to another jurisdiction would better advance the Company’s long-term strategic objectives. The Board of Directors authorized the formation of a committee composed entirely of independent and disinterested directors of the Board, which it designated as the Evaluation Committee, to consider a potential redomestication. Following the extensive process described below and for the reasons discussed, the Board unanimously determined that the Redomestication to Texas is in the best interests of the Company and its stockholders.

Throughout Dell’s history as a public company, the Board of Directors has demonstrated a strong track record of implementing enhancements to the Company’s corporate governance practices to further align them with the interests of the Class C stockholders. As discussed in “Proposal 1 – Election of Directors,” these enhancements in recent years include voluntarily complying with a number of governance standards that apply to non-controlled public companies listed on the NYSE, such as maintaining a Board with a majority of independent directors and appointing fully independent compensation and nominating/corporate governance committees. Dell has also taken such additional actions as declassifying the Board of Directors, establishing a Lead Independent Director role, approving independent director rotation for service as the Group IV director, and implementing a robust program to regularly engage with Class C stockholders on a wide range of topics of mutual importance. The determination of the Board of Directors to comply with many of these NYSE governance standards, and its adoption of other governance changes, demonstrate the Board’s commitment to incorporate feedback and perspectives from the Company’s independent investors to inform our governance, policies and disclosures. The Texas Charter and the Texas Bylaws will not affect these practices, and the Board of Directors will continue to evaluate the Company’s corporate governance practices to serve the Company and all of its stockholders, including the interests of the Class C stockholders.

Review and Recommendation of the Evaluation Committee

At a regular meeting of the Board of Directors on December 4, 2025, our management, including Michael Dell, discussed the increasing number of companies considering redomesticating out of Delaware and recommended that the Board form a committee to evaluate whether redomesticating to Texas (or another state) would be in the best interests of the Company and its stockholders. Acting by a written consent in lieu of a meeting effective December 29, 2025, the Board of Directors designated and created a committee of the Board composed entirely of disinterested and independent directors (the “Evaluation Committee”) to review and evaluate a potential redomestication.

The Board of Directors appointed Steven M. Mollenkopf and Lynn Vojvodich Radakovich as the two members of the Evaluation Committee. Mr. Mollenkopf serves as a member of the Compensation Committee, and Ms. Vojvodich Radakovich serves as a member of the Audit Committee and as chair of the Compensation Committee. Ms. Vojvodich Radakovich was elected as the Group IV director by the holders of the Class C common stock at our 2025 annual meeting of stockholders, and has been nominated for re-election as the Group IV director at the Annual Meeting.

The Board of Directors selected Mr. Mollenkopf and Ms. Vojvodich Radakovich as members of the Evaluation Committee because of their extensive experience in corporate governance obtained through their service on the boards of directors and board committees of leading public companies, in addition to Dell Technologies. The Board determined that each of Mr. Mollenkopf and Ms. Vojvodich Radakovich was a disinterested director within the meaning of Section 144(e)(4) of the DGCL with respect to a potential redomestication and the evaluation of such a transaction. The Board further determined that each of Mr. Mollenkopf and Ms. Vojvodich Radakovich satisfied the applicable criteria for determining director independence from the Company and from the MD stockholders (as defined in Annex A to this proxy statement) under the rules (and interpretations thereof) promulgated by the NYSE.

The Board of Directors delegated authority to the Evaluation Committee to conduct an evaluation of whether a redomestication would be in the best interests of the Company and its stockholders and to make a recommendation to the Board with respect to a

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potential redomestication based on the Evaluation Committee’s evaluation. The Evaluation Committee was delegated the authority to designate the jurisdiction of a redomestication and the material terms of such a redomestication and to negotiate (or oversee the negotiation of) any matters pertaining to the redomestication, or to reject or otherwise determine not to recommend a redomestication. The Board of Directors further resolved not to approve or recommend that the Company’s stockholders approve a redomestication without the prior favorable recommendation of the redomestication by the Evaluation Committee. Although discussion by the Board of Directors had primarily focused on the advantages and disadvantages of a redomestication to Texas for the Company and its stockholders, the Board authorized the Evaluation Committee to consider jurisdictions in addition to Texas for a potential redomestication. The members of the Evaluation Committee did not receive compensation for serving on the Evaluation Committee.

In forming the Evaluation Committee, the Board of Directors authorized the Evaluation Committee to engage its own independent legal counsel and strategic advisors as the Evaluation Committee determined necessary or appropriate. On January 15, 2026, pursuant to this authority, and before beginning its substantive review of a potential redomestication, the Evaluation Committee engaged Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) to act as the Evaluation Committee’s legal counsel. Skadden has built a long-standing presence in Delaware and Texas, with established offices dating back to 1979 and 1993, respectively.

The Evaluation Committee conducted its evaluation of a potential redomestication over six meetings held during an 11-week period from January 2026 through April 2026. Both members of the Evaluation Committee attended each meeting. Skadden was present at all meetings other than the initial meeting prior to its engagement, while management, including in-house legal counsel, and other advisors attended meetings at the Evaluation Committee’s request. In addition to attending the formal meetings held by the Evaluation Committee and the Board of Directors, the Company’s in-house legal counsel convened separately on multiple occasions throughout the process, with Skadden to discuss certain matters relating to a potential redomestication and with PJT Partners LP, the Company’s advisor (“PJT”), to discuss potential stockholder perspectives and related matters. These discussions enabled efficient coordination of the Evaluation Committee’s work and ensured alignment among participants in the evaluation process.

The following is a summary of the meetings held by the Evaluation Committee and the Board of Directors in connection with the consideration of a potential redomestication.

Evaluation Committee Meeting Held on January 9, 2026

The Evaluation Committee held its first meeting on January 9, 2026, with the Company’s in-house legal counsel in attendance.

At the meeting, in-house legal counsel discussed with the Evaluation Committee the rationale for its formation and its mandate to become informed with respect to a potential redomestication. In-house legal counsel then provided an overview of recent redomestication trends, as well as an overview of the recent adoption of amendments to the DGCL that were intended to promote transactional certainty and reduce the costs and burdens associated with excessive stockholder litigation.

The Evaluation Committee requested additional information and diligence to be completed by management and discussed a timeline for the Evaluation Committee’s deliberations.

Evaluation Committee Meeting Held on January 15, 2026

The Evaluation Committee met again on January 15, 2026, with the Company’s in-house legal counsel and Skadden in attendance.

At the meeting, Skadden provided an overview of the Evaluation Committee’s fiduciary duties and presented to the Evaluation Committee an overview of certain factors that the Evaluation Committee could consider in the course of its evaluation of a potential redomestication, among other factors the Evaluation Committee considered relevant to its review. The factors for evaluation discussed by Skadden included a comparison of Delaware and Texas corporate law, the Company’s litigation history and experience in Delaware, recent Texas Business Court decisions, operational and strategic considerations, and potential impacts of a redomestication on the Company’s governance documents and its stockholders and other stakeholders. Skadden advised that, at the conclusion of the Evaluation Committee’s review, the Evaluation Committee should assess the overall potential benefits of a redomestication, as well as any countervailing considerations, and, based on this assessment, make its recommendation to the Board of Directors.

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Throughout the meeting, the Evaluation Committee posed various questions. The Evaluation Committee requested additional information and diligence be completed by management and Skadden and discussed their next steps and a suggested prospective timeline for the evaluation process.

After discussion, the Evaluation Committee convened in executive session with only members of the Evaluation Committee and Skadden present.

Evaluation Committee Meeting Held on February 4, 2026

The Evaluation Committee met again on February 4, 2026, with the Company’s in-house legal counsel and Skadden in attendance.

Skadden provided a detailed comparison of Delaware and Texas corporate law, including with respect to fiduciary duties, director and officer liability, treatment of transactions with or involving controlling stockholders, stockholder rights, derivative actions and lawsuits, class action litigation and related matters. Skadden also discussed the legislative and judicial systems in Delaware and Texas, which encompassed an overview of the jurisdiction and operations of the Texas Business Court, including its divisions, jurisdiction, processes and caseload.

The Evaluation Committee posed various questions to Skadden and engaged in a detailed discussion regarding the different aspects of Delaware and Texas corporate law, including the potential benefits and countervailing considerations associated with each jurisdiction. While recognizing the Company’s deep ties to Texas, the Evaluation Committee requested that Skadden conduct an analysis regarding Nevada as a potential alternative jurisdiction of incorporation.

After discussion, the Evaluation Committee convened in executive session with only members of the Evaluation Committee and Skadden present.

Evaluation Committee Meeting Held on February 24, 2026

The Evaluation Committee met again on February 24, 2026. Each of Skadden and PJT attended the meeting at the times requested by the Evaluation Committee, along with the Company’s in-house legal counsel. In advance of the meeting, Skadden provided the Evaluation Committee with a comparison of the corporate laws of Delaware, Texas and Nevada.

At the meeting, Skadden provided an overview of Nevada corporate law and the legal landscape in Nevada. Skadden then presented a comparison of Delaware, Texas and Nevada corporate law, including the key differences among the three states. Skadden reviewed the potential impacts of a redomestication to Texas on the Company’s existing charter, bylaws and stockholder agreements, describing a wide range of corporate governance considerations. Skadden also presented an analysis of recent cases litigated by the Company in Delaware, including actions brought against Michael Dell in his role as a director and controlling stockholder, and discussed whether and how procedural and substantive outcomes might have differed if the cases had been decided in a Texas court.

Management provided an update on its ongoing operational due diligence in connection with a redomestication, including management’s ongoing assessment of various tax, accounting, treasury, debt and cost considerations.

At the request of the Evaluation Committee, PJT then presented an overview of stockholder considerations, including examples of other public companies that had recently completed redomestications, the ways in which those were achieved and certain factors that the Company might consider in connection with its evaluation of its redomestication.

Throughout the presentations, the Evaluation Committee posed various questions to Skadden regarding the potential advantages and countervailing considerations of corporate governance under Texas, Delaware and Nevada law, and to PJT regarding potential stockholder perspectives and related matters with respect to a redomestication. The Evaluation Committee also requested that management present its perspectives regarding a potential redomestication at the next meeting.

After discussion, the Evaluation Committee convened in executive session with only members of the Evaluation Committee and Skadden present.

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Evaluation Committee Meeting Held on March 5, 2026

The Evaluation Committee met again on March 5, 2026, with management, including the Company’s in-house legal counsel, and Skadden in attendance.

Management presented an overview of its perspectives on key considerations relating to the Company’s current charter and bylaws under Texas law if the Company should redomesticate to Texas. Based on its continued review of the benefits and rationale of a redomestication, including, among other matters, the Company’s deep ties to Texas and significant employee and management presence, Texas’s pro-business culture and Texas’s more statute-based approach to corporate law, as further described in “– Reasons for the Redomestication” on page 34, and following consideration of the countervailing factors associated with a redomestication, including the impact of a redomestication on stockholder rights, as further described in “– Certain Countervailing Considerations Associated With the Redomestication” on page 36, management advised the Evaluation Committee that in its view the Company should redomesticate to Texas.

Skadden then outlined certain considerations associated with a redomestication from Delaware to Texas, including potential critical comment or litigation by stockholders that could result from a proposal to redomesticate.

The Evaluation Committee then engaged in a detailed discussion regarding the potential advantages and countervailing considerations of redomesticating out of Delaware to Texas, considering the information presented by management and Skadden. Following the discussion, the Evaluation Committee identified the matters to be further considered in its review, including whether Dell should adopt certain elective provisions of Texas law, such as minimum ownership thresholds for derivative actions and shareholder proposals.

After discussion, the Evaluation Committee convened in executive session with only members of the Evaluation Committee and Skadden present.

Board of Directors Meeting Held on March 24, 2026

At a regular meeting of the Board of Directors on March 24, 2026, the Evaluation Committee summarized its assessment to date of a potential redomestication and received input and responded to questions from the Board of Directors regarding redomestication matters.

Evaluation Committee Meeting Held on April 27, 2026

The Evaluation Committee held its final meeting on April 27, 2026, with the Company’s in-house legal counsel and Skadden in attendance.

At the meeting, Skadden summarized the material reasons the Evaluation Committee had discussed for recommending that the Board of Directors approve and recommend that stockholders vote in favor of a redomestication from Delaware to Texas, as further described in “– Reasons for the Redomestication” on page 34, as well as certain countervailing considerations, as further described in “– Certain Countervailing Considerations Associated With the Redomestication” on page 36.

Skadden then reviewed the anticipated impact of the Redomestication to Texas on the Company’s governing documents and legal framework, including with respect to director and officer liability, treatment of transactions with or involving controlling stockholders, and stockholder rights.

Throughout the presentation, the Evaluation Committee posed various questions to Skadden regarding the analysis, including the controlling stockholder analysis and principal potential benefits to Michael Dell, as well as the next steps in the governance process and prospective timeline for the Redomestication. The Evaluation Committee discussed whether Michael Dell would be expected to receive material non-ratable benefits in connection with a potential redomestication to Texas beyond those available to other directors, officers and stockholders and concluded there would be none.

After reviewing and considering the foregoing matters and other matters it deemed relevant to its assessment, the Evaluation Committee unanimously adopted resolutions determining that the Redomestication of the Company from Delaware to Texas pursuant to the Plan of Conversion is in the best interests of the Company and its stockholders and recommending that the Board of Directors submit the Redomestication Proposal to the Company’s stockholders for approval at the Annual Meeting with a recommendation that the stockholders approve the Redomestication Proposal.

After discussion, the Evaluation Committee convened in executive session with only members of the Evaluation Committee and Skadden present.

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Recommendation of the Board of Directors

After considering the Evaluation Committee’s determination and recommendation with respect to the Redomestication, by written consent in lieu of a meeting effective May 3, 2026, the Board of Directors unanimously determined that the Redomestication of the Company from Delaware to Texas pursuant to the Plan of Conversion is in the best interests of the Company and its stockholders, adopted the Redomestication Resolution, approved the Plan of Conversion, directed that the Redomestication Proposal be submitted for consideration by the Company’s stockholders at the Annual Meeting, and recommended that the stockholders approve the Redomestication Proposal.

Reasons for the Redomestication

Why Texas is the Most Appropriate Legal Home for Dell

As described further below, the Evaluation Committee and the Board of Directors believe that, given Dell’s deep ties to Texas and significant presence in the state, as well as recent developments in Texas’s legal framework, the Redomestication will further the ability of the Board and management to execute Dell’s strategy and generate long-term shareholder value. In this regard, the Evaluation Committee and the Board of Directors considered the following factors, among others:

•

Texas has always been Dell’s home. Redomesticating to Texas would align Dell’s legal home with our roots and long-standing operational headquarters, reinforcing a commitment already demonstrated through decades of investment in the state’s economy, job creation and communities.

•	Texas has recently implemented a business court system with the resources and sophistication to quickly resolve complex corporate disputes.

•

Texas law is expected to provide greater certainty for Board and management decision-making, particularly with respect to innovative, large-scale strategic actions that are central to Dell’s long-term value creation framework.

•

Incorporating in Texas will deepen Dell’s ties to state and local communities, including government, employees and other stakeholders that are integral to our long-term success and competitive positioning.

The determination of the Evaluation Committee and the Board of Directors that the Redomestication is in the best interests of the Company and all of its stockholders, and the decision of the Board of Directors to recommend that the Company’s stockholders vote to approve the Redomestication Proposal, were the result of deliberation and consideration of a range of relevant matters, including discussions with management, legal counsel and strategic advisors, the matters discussed below and the matters discussed under “– Certain Countervailing Considerations Associated With the Redomestication.”

The following is a summary of the key reasons why the Evaluation Committee and the Board of Directors believe the Redomestication is in the best interests of the Company and its stockholders and why the Board of Directors recommends that stockholders approve the Redomestication Proposal. These reasons are not intended to be exhaustive and are not presented in any relative order of importance.

A Texas Redomestication Aligns Our Legal, Governance and Operational Homes

Texas has always been Dell’s home. Dell was founded in 1984 in Austin, Texas, in a University of Texas dorm room by Michael Dell, who was born and raised in Texas, and Dell has been headquartered in Round Rock, Texas since 1994. The Company’s physical headquarters, senior management team, including a majority of its executive officers, its CEO, Mr. Dell, and a substantial portion of its employees are all located in Texas. In contrast, beyond having been incorporated in Delaware, the Company has no nexus to or meaningful presence in Delaware. As an example, the Board of Directors has never met in Delaware. Like many other companies founded at this time, Delaware was originally chosen as the Company’s state of incorporation because of the legal framework in place at the time. However, since Dell’s incorporation, the legal framework in Texas has evolved in a manner which, when evaluated in the context of Dell’s strategy, is expected to provide significant benefits for the Company and its stockholders.

Dell’s connections to Texas are not incidental – they are integral to the Company’s identity, values and strategy. The Company has centered its operations in Texas because of the public policy and business environment in the state that fostered Dell’s growth from a startup enterprise to a leading global technology firm. Redomestication to Texas will align the Company’s governance and operations under the laws of the jurisdiction to which it has the strongest ties.

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Redomesticating to Texas would reinforce Dell’s long-standing commitment to its Texas employees, communities and other stakeholders who are familiar with the benefits the Company brings to the state. Dell is one of the largest private-sector employers in Texas and plays a significant role in the state and local economy, with the largest concentration of its U.S. employees based in Texas. The Company’s offices, manufacturing facilities and research facilities in Texas represent over 15% of the total square footage of its global real property portfolio.

Texas’s Statute-Based Approach to Corporate Law Provides Greater Certainty to Support Execution-Focused, Value-Creating Leadership

The Evaluation Committee and the Board of Directors expect that the TBOC Amendments will offer the Company advantages in key areas of corporate governance, including the protection of directors and officers and transactional certainty.

The TBOC Amendments include a codification of the business judgment rule, which is intended to increase certainty in applying the presumption that directors, officers and other managerial employees acted in accordance with their duties. This deferential standard of review reinforces the ability of directors to exercise their business judgment free from judicial intervention when acting in good faith, on an informed basis and in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents. The TBOC Amendments also provide additional statutory protections for directors and officers against shareholder claims for breach of the duty of care with respect to certain conflict-of-interest transactions and, subject to specified conditions, permit a Texas corporation to limit or eliminate the liability of its officers for monetary damages for certain acts or omissions in their officer capacities. The additional protections are expected to support Dell’s ability to attract and retain top talent necessary to oversee and drive strategic execution, and reduce the risk that defensive decision-making could detract from this execution or creation of shareholder value.

In addition, the TBOC Amendments permit “nationally listed corporations” (as defined in the TBOC), such as Dell, to amend their governing documents to impose stock ownership requirements on shareholders seeking to submit shareholder proposals for approval at a shareholder meeting, including proposals submitted pursuant to Rule 14a-8 under the Exchange Act. Texas corporations may elect to be governed by this provision in Section 21.373 of the TBOC only through an amendment to their certificate of formation or bylaws. Subject to stockholder approval of the Redomestication Proposal, the Board of Directors intends to approve an amendment to the Texas Bylaws for the Company to elect to be governed by Section 21.373 of the TBOC. Upon effectiveness of this election, a shareholder or group of shareholders may submit a proposal for approval at a shareholder meeting only if (1) such shareholder or group of shareholders holds, as of the date the proposal is submitted, voting shares of the Company equal to at least (a) $1,000,000 in market value or (b) 3% of the Company’s voting shares (determined as of the date the proposal is submitted), (2) such shareholder or group of shareholders has held such shares continuously for at least six months prior to the meeting and (3) such shareholder or group of shareholders solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal. The Evaluation Committee and the Board of Directors believe such stock ownership and solicitation requirement will help ensure that shareholders submitting proposals have a meaningful economic interest in the Company and are aligned with the interests of other shareholders.

The Evaluation Committee and the Board of Directors considered that the statute-based approach of Texas law to defining key requirements for internal management of a corporation’s affairs reduces reliance on judicial discretion, which is an important feature of the administration of corporate governance under Delaware law, and thus offers potentially more predictable standards to guide corporate conduct.

The Evaluation Committee and the Board of Directors also considered the recent establishment of the Texas Business Court as a specialized trial court created to resolve certain complex business disputes. Modeled in part on Delaware’s Court of Chancery, the Texas Business Court is presided over by judges with substantial experience in complex civil litigation and business disputes. The Evaluation Committee and the Board of Directors expect that the Texas Business Court will provide a reliable and expert forum for dispute resolution.

Redomestication May Reduce Opportunistic and Frivolous Litigation

The Evaluation Committee and the Board of Directors also considered the growing volume and cost of stockholder litigation in Delaware. Frequent claims against public company directors and officers impose substantial defense expenses, divert management’s attention from the company’s operations, and can deter highly qualified individuals from serving as directors or

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officers, often without providing meaningful benefit to the company or its stockholders. For example, in 2023, Dell paid $1 billion in cash to stockholders (including $266.7 million in attorneys’ fees) in settlement of claims relating to its exchange and retirement of its Class V common stock in December 2018.

To address concerns of publicly traded companies over the frequency and cost of shareholder litigation, Texas has amended the TBOC to permit publicly traded corporations to include charter or bylaw provisions requiring that any shareholder or group of shareholders bringing a derivative claim against the Company hold at least a specified percentage of the corporation’s outstanding stock up to a maximum of 3% at the time the proceeding is commenced. The Texas Charter includes a 3% ownership threshold. The Evaluation Committee and the Board of Directors understand that the ability to bring derivative claims is an important protection and mechanism to hold the Board and management accountable, and believe that the 3% ownership threshold recognizes this protection and reflects an appropriate threshold to better ensure that shareholders who bring derivative claims against the Company hold an economic stake in the Company sufficient to align them with the interests of other shareholders.

The Evaluation Committee and the Board of Directors believe that these limitations on the ability to bring derivative claims against the Company will enhance the Company’s ability to attract and retain experienced directors and officers, while enabling management to focus on creating long-term shareholder value and mitigating litigation risk. In addition, following the Redomestication, litigation involving the Company’s internal affairs would generally be conducted in Texas, which the Evaluation Committee and the Board of Directors believe may reduce the time, expense and disruption associated with litigating such matters in a different state. The Redomestication may also generate direct cost savings for the Company and its shareholders, who ultimately bear the financial impact of corporate litigation as a result of costs for attorneys’ fees, indemnification payments, and higher directors’ and officers’ insurance premiums.

Texas’s Business-Friendly Mindset Supports Our Ongoing Growth and Innovation

Texas is widely recognized as one of the most business-friendly states in the country. Its regulatory framework emphasizes practical and efficient governance, minimizing unnecessary administrative burdens and compliance costs. As one of the world’s largest economies, Texas has developed policies that support business investment, job creation, and technological innovation. Against this backdrop, Texas has become an emerging leader of data center development and power generation capacity, making the state particularly important to the execution of the Company’s strategy given Dell’s position as the market-leading provider of AI infrastructure. The Board and the Evaluation Committee believe this environment provides a strong foundation for long-term growth and that the state has demonstrated a willingness to engage with corporations and implement regulations that reflect practical considerations and support stockholder value.

Local Decision-Making Provides Strategic Alignment and Specific, Relevant Governance

Incorporating in the state where the Company is headquartered and conducts its principal operations situates the Company’s legal framework within the same community as its workforce and business activities. Following the Redomestication, the Company would be subject to the same legal framework as many of its employees and other community stakeholders, reinforcing a shared legal and regulatory environment. The Evaluation Committee and the Board of Directors believe this alignment is significant, because corporate governance matters often intersect with employee relations, operational strategy and broader commercial considerations, and involve local decision-makers, including legislators who draft corporate statutes, judges who interpret them, and citizens who serve on juries hearing corporate disputes. As one of Texas’s largest private employers and a significant contributor to the state’s economy, the Company expects to benefit from decision-makers who may have a practical understanding of its operations and impact.

Certain Countervailing Considerations Associated With the Redomestication

Possibility that Benefits Will Not be Realized

Although the Evaluation Committee and the Board of Directors believe that the Redomestication is in the best interests of Dell and its stockholders, no assurance can be given that the Redomestication will result in all or any of the potential benefits described in this proxy statement expected to result from a redomestication to Texas or the application of Texas law to the Company’s internal

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affairs. Nevertheless, with the guidance of outside counsel and other advisors, the Evaluation Committee and the Board of Directors have determined that meaningful benefits are expected to result from the Redomestication, such that it is advisable for the Company to move its jurisdiction of incorporation to Texas.

Certain Differences Between Delaware and Texas Law

The Evaluation Committee and the Board of Directors believe that governance rights under the DGCL and the TBOC are substantially comparable as those statutory rights are relevant to the Company. There are certain respects, however, in which the DGCL and Delaware case law collectively differ from the TBOC and Texas case law in ways that may affect the rights of our stockholders, including in ways that could be material.

For example, as described above under “– Reasons for the Redomestication,” the Texas Charter includes a provision authorized by the TBOC Amendments that will require any shareholder or group of shareholders bringing a derivative claim against the Company to hold at least 3% of the Company’s outstanding stock. In addition, as also described above, subject to approval of the Redomestication Proposal, the Board of Directors intends to approve an amendment to the Texas Bylaws for the Company to elect to be governed by Section 21.373 of the TBOC that requires a shareholder or group of shareholders wishing to submit a proposal for approval at a shareholder meeting, including a proposal submitted pursuant to Rule 14a-8 under the Exchange Act, to meet specified share ownership thresholds and to solicit holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal. Neither of these provisions is included in the Delaware Charter or the Delaware Bylaws.

The TBOC Amendments became effective during the period from May through September 2025, and a meaningful body of case law interpreting or affirming those amendments has not yet developed. Litigation challenging certain of the TBOC Amendments is currently pending, and additional legal proceedings could arise that contest their validity, construe their provisions in a manner inconsistent with how the Company understands them, or limit their application in unanticipated ways. Any such outcome could adversely affect the Company.

The Evaluation Committee and the Board of Directors also considered the effects of amendments to the DGCL enacted by the Delaware legislature in March 2025 (the “DGCL Amendments”). Among other changes, the DGCL Amendments provide a legal “safe harbor” for acts or transactions in which one or more directors or officers or controlling stockholders and members of control groups have interests or relationships that might render them interested or not independent with respect to the act or transaction. Pursuant to the DGCL Amendments, directors and officers who have an interest in an act or transaction with the corporation or one or more of its subsidiaries are generally protected from personal liability for such act or transaction if, among other conditions, the act or transaction (other than a going private transaction) is approved or ratified by a majority of the disinterested directors (or a committee thereof) upon disclosure or in full knowledge of the material facts giving rise to the conflict or potential conflict, or is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders. For a going private transaction, such an act or transaction must be approved by both a majority of the disinterested directors (or a committee thereof) and by a majority of the votes cast by the disinterested stockholders. In addition, the DGCL Amendments set forth certain conditions that a stockholder must satisfy to make an inspection of a company’s books and records.

Given the recent enactment of the DGCL Amendments, there has not been a meaningful opportunity for the Delaware courts to apply the new provisions to particular acts or transactions. As a result, the full scope and impact of the DGCL Amendments on stockholder litigation, including litigation that could affect the Company relating to acts or transactions of one or more of its directors or officers or the Company’s controlling stockholder, is not presently known.

For the Company’s comparison of stockholders’ rights and the key substantive provisions applicable to directors, officers and controlling stockholders under Delaware and Texas law, see “– What Will Change After the Redomestication – Comparison of Stockholder Rights Under Delaware and Texas Law” below.

Loss of Extensive Delaware Case Law

As a result of the Redomestication, the Company’s internal affairs will no longer be governed by the legal framework and corporate governance principles that have been developed through Delaware’s substantial body of case law, which has evolved over the course of many decades.

Notwithstanding the conclusions of the Evaluation Committee and the Board of Directors regarding the substantial similarities between Delaware and Texas corporate law, some current or prospective investors or potential director or officer candidates may perceive Delaware law as broader, more established, or more predictable. Such perceptions of Delaware law and of the Company’s adoption of an alternative corporate law framework could influence the actions of these third parties and potentially have an adverse effect on the Company’s business and affairs.

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Certain Differences Between Delaware and Texas Courts and Legislative Process

The Delaware Court of Chancery and the Delaware Supreme Court have developed a strong reputation over many decades for their ability to resolve complex corporate disputes efficiently and with a high degree of judicial expertise. Trials are heard before judges who are appointed for 12-year terms and who typically have significant experience in corporate and commercial law.

Following the Redomestication, disputes involving the Company’s internal affairs will be adjudicated by the Texas Business Court. Because this court began hearing cases in September 2024, it has developed a much less extensive body of case law than the Delaware courts. Judges of the Texas Business Court serve two-year terms, and there has been limited opportunity to assess the court’s performance.

The Evaluation Committee and the Board of Directors recognize that Delaware case law has developed detailed standards on certain issues of corporate governance that have not yet been addressed, or addressed as comprehensively, by Texas courts. The Texas law on these issues, as well as on other provisions of the TBOC, including the TBOC Amendments, will evolve over time as case law and accepted practices develop.

Although Texas has enacted a comprehensive statutory framework governing corporate law, because the Texas legislature convenes every other year, statutory updates and revisions addressing evolving business needs may not occur as promptly as in Delaware, where the legislature meets annually.

Transaction Costs and Potential Litigation and Other Risks

The Company has incurred and will continue to incur certain non-recurring costs in connection with the Redomestication, including filing fees and legal, advisory and other transaction-related expenses. The Evaluation Committee and the Board of Directors believe that a majority of these costs (other than any litigation-related expenses, which cannot be predicted) have already been incurred or will be incurred in connection with the preparation and delivery of this proxy statement, regardless of whether the Redomestication is completed. Additional transaction-related expenses and other potential costs are difficult to estimate at this time, and unanticipated costs may arise in connection with the Redomestication.

The Company’s decision to redomesticate to Texas may draw criticism from certain stockholders. The Redomestication may also give rise to litigation seeking to delay or prevent the Redomestication, which, regardless of merit, could result in further expense, distraction and demands on the time of the Board of Directors and the Company’s management. If any such litigation is determined to have merit, the Company could be required to pay substantial damages, expenses or attorneys’ fees.

What Will Change After the Redomestication

The Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below.

Following the Redomestication, the Company’s internal affairs will be governed by the TBOC and Texas case law instead of the DGCL and Delaware case law, and by the Texas Charter and the Texas Bylaws, instead of by the Delaware Charter and the Delaware Bylaws. Approval of the Redomestication Proposal will constitute approval of the Texas Charter and the Texas Bylaws.

Our current Sixth Amended and Restated Certificate of Incorporation, which is our Delaware Charter, and our current Third Amended and Restated Bylaws, which are our Delaware Bylaws, will no longer be in effect following the Effective Time. Copies of the Delaware Charter and the Delaware Bylaws are included as Annex G and Annex H, respectively, to this proxy statement.

Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws

Although the Evaluation Committee and the Board of Directors have determined that the rights of stockholders under the DGCL and the TBOC are substantially comparable, the DGCL and Delaware case law, considered together, are different in certain respects from the TBOC and Texas case law, considered together, in ways that may affect the rights of our stockholders, including in ways described above and in the Company’s summary of certain differences below in this section.

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The Company has prepared the Texas Charter and the Texas Bylaws with an intention to conform the substantive provisions of those documents with the substantive provisions of the Delaware Charter and the Delaware Bylaws to the extent legally possible, including with respect to the right of the Class C stockholders voting as a separate class to elect the Group IV director. Nonetheless, because of differences between the TBOC and the DGCL in terms of both mandatory and permissive provisions, as well as our elimination of outdated or inapplicable provisions from the Delaware Charter and the Delaware Bylaws, there will be some differences between the Delaware and Texas charters and bylaws.

Except as modified in accordance with the TBOC and as indicated above, the Texas Charter and the Texas Bylaws will contain provisions substantially similar to related provisions in the Delaware Charter and the Delaware Bylaws, including provisions relating to the following matters:

•	authorization of 8,800,000,000 shares of common stock and 1,000,000 shares of preferred stock;

•

authorization of four classes of common stock designated as Class A common stock, Class B common stock, Class C common stock and Class D common stock, with holders of Class A and Class B common stock entitled to ten votes per share, holders of Class C common stock entitled to one vote per share, and holders of Class D common stock not entitled to vote on any matter except as required by law;

•

specification, with respect to each such class of common stock, of other voting rights, conversion rights, rights to receive dividends and other distributions, and rights upon liquidation, dissolution and winding up of the Company;

•

right of the Board of Directors without a vote of shareholders to provide, out of the authorized “blank check” preferred stock, for the creation and issuance of any series of preferred stock with rights, powers and privileges determined by the Board of Directors;

•

specification of a minimum and maximum number of directors, designation of directors referred to as Group I directors to be elected by holders of all outstanding classes of common stock voting together as a single class, and designation of a director referred to as the Group IV director to be elected by holders of outstanding shares of Class C common stock voting as a separate class;

•	removal of directors and filling of any vacancy on the Board of Directors resulting from termination of service of any director due to removal or for any other reason;

•

quorum for a meeting of shareholders, plurality vote required for the election of directors, and vote required to approve all matters other than the election of directors, including vote required where a separate vote by a class or series or classes or series of stock is required with respect to certain amendments to the charter and other matters specified in the charter or required by law;

•	limitations on who may call special meetings of shareholders;

•	advance notice requirements for nomination of candidates for election to the Board of Directors and for proposals for other business;

•

requirement that any shareholder written consent be signed by holders of a majority of the common stock beneficially owned by the MD stockholders (as defined in Annex A to this proxy statement) and holders of a majority of the common stock beneficially owned by the SLP stockholders (as defined in Annex A to this proxy statement);

•

renunciation by the Company, in corporate opportunity provisions, of any interest or expectancy to participate in, among other matters, any business or investments of certain entities affiliated or associated with Michael Dell, the SLP stockholders, and other specified persons;

•	the indemnification of our directors for their service to the Company and other specified entities to the maximum extent provided by law; and

•

exclusive forum provisions designating courts in the jurisdiction of incorporation as the exclusive forum for any derivative action, claim of breach of duty by a director or officer, and other internal corporate claims, and designating one or more federal district courts as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

In addition to the foregoing provisions, the Texas Charter reflects the Company’s election to be governed by the provisions of the TBOC, as recently amended by the TBOC Amendments, stating that no shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the Company against any director or officer of the Company in the director’s or officer’s official capacity unless, at the time the proceeding is commenced, the shareholder or group of shareholders beneficially owns at least 3% of the Company’s outstanding stock.

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Further, subject to stockholder approval of the Redomestication Proposal, the Board of Directors intends to approve an amendment to the Texas Bylaws to elect to be governed by Section 21.373 of the TBOC. Upon effectiveness of this election, a shareholder or group of shareholders may submit a proposal for approval at a shareholder meeting, including a proposal submitted pursuant to Rule 14a-8 under the Exchange Act, only if (1) such shareholder or group of shareholders holds, as of the date the proposal is submitted, voting shares of the Company equal to at least (a) $1,000,000 in market value or (b) 3% of the Company’s voting shares (determined as of the date the proposal is submitted), (2) such shareholder or group of shareholders has held such shares continuously for at least six months prior to the meeting and (3) such shareholder or group of shareholders solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

Comparison of the Delaware Charter and Texas Charter

We have summarized below certain differences between the Delaware Charter and the Texas Charter. You should review this summary together with the discussion below under “Comparison of the Delaware Bylaws and Texas Bylaws” and “Comparison of Stockholder Rights Under Delaware and Texas Law.” The summary below is qualified in its entirety by reference to the text of the Delaware Charter included as Annex G to this proxy statement and the text of the Texas Charter included as Annex E to this proxy statement.

Issue	Delaware Charter	Texas Charter
Shareholder Voting Threshold for Fundamental or Extraordinary Corporate Transactions	Under the DGCL, specified matters subject to a stockholder vote (including certain amendments to the certificate of incorporation and certain business transactions, including mergers, conversions and sales of substantially all assets) require a default vote of the holders of a majority in voting power of the outstanding shares entitled to vote on the matter, unless the charter specifies a higher voting threshold or requires an additional vote of certain classes or series of shares. The Delaware Charter does not include a higher voting threshold, so the default voting standard for such amendments and business transactions applies. The Delaware Charter requires certain class votes by holders of series of common stock with respect to specified amendments to the Delaware Charter.	Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of two-thirds of the shareholders of each class, unless the charter specifies a lower voting threshold. The certificate of formation may provide for a different threshold of approval, but not less than a majority of the shares entitled to vote. To align with the Delaware Charter and as permitted by the TBOC, the Texas Charter contains language setting the default voting thresholds at a majority standard unless a different standard is specified elsewhere.

Board of Directors Vacancies

The Delaware Charter provides that the holders of common stock (other than the holders of Class D common stock), voting together as a single class, will be entitled to fill any vacancy in respect of any Group I director.

The Delaware Charter also provides (1) that any newly-created directorship on the Board of Directors with respect to the Group I directors that results from an increase in the number of Group I directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors with respect to the Group I directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director,

The TBOC provides that director vacancies may be filled by (1) a vote of a majority of the remaining members of the board of directors, (2) the sole remaining director, or (3) a vote of holders of a majority of the outstanding shares of stock. In addition, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and provides that any directors appointed or elected by the board of directors or shareholders to fill a vacancy may serve until the next annual meeting of the shareholders (or special meeting called to elect directors).

The Texas Charter provides that (1) director vacancies with respect to

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Issue	Delaware Charter	Texas Charter
	and (2) in the case of any vacancy occurring with respect to the Group IV director, such vacancy may be filled by the affirmative vote of a majority of the Board of Directors then in office until the next annual meeting of stockholders of the Company or until the Group IV director’s earlier removal.	the Group I directors may be filled in any manner permitted by the TBOC and (2) a director vacancy with respect to the Group IV director may be filled by the affirmative vote of a majority of the Board of Directors then in office, in each case to the extent permitted by the TBOC.

Limitations on Personal Liability of Directors and Officers

Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (1) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (2) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (3) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (4) a director or officer obtaining an improper personal benefit from the corporation; or (5) an officer in any action by or in the right of a Delaware corporation.

The Delaware Charter eliminates the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the DGCL as now in effect or as it may be amended in the future.

Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer.

The TBOC, however, does not permit any limitation of the liability of a director or officer for: (1) a breach of the duty of loyalty to the corporation or its shareholders; (2) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (3) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (4) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute.

The Texas Charter eliminates the personal liability of the Texas Corporation’s directors and officers to the Texas Corporation or its shareholders for monetary damages for any breach of fiduciary duties as a director or officer, as applicable, to the fullest extent permitted by Texas law (now or in the future).

Action by Written Consent of Stockholders

Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Delaware Charter provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes.

The Texas Charter provides that any action required or permitted to be taken at any meeting of the shareholders may

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Issue	Delaware Charter	Texas Charter
	consents in writing setting forth the actions to be taken is signed by both (1) the holders of stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Company entitled to vote on the action were present and voted and (2) each of the holders of a majority of the common stock beneficially owned by the MD stockholders (as defined in Annex A to this proxy statement) and a majority of the common stock beneficially owned by the SLP stockholders (as defined in Annex A to this proxy statement), if any, that are stockholders at such time.	be taken without a meeting if a consent or consents in writing setting forth the actions to be taken is signed by both (1) the holders of stock of the Texas Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Texas Corporation entitled to vote on the action were present and voted and (2) each of the holders of a majority of the common stock beneficially owned by the MD stockholders (as defined in Annex A to this proxy statement) and a majority of the common stock beneficially owned by the SLP stockholders (as defined in the Texas Charter), if any, that are shareholders at such time, in a manner that complies with the requirements of the TBOC.

Calling of Special Shareholder Meetings

Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting under the DGCL, but the certificate of incorporation or bylaws may provide for such a right.

The Delaware Charter provides that special meetings of the stockholders of the Company may be called only by or at the direction of the Board of Directors, the Chairman of the Board or the chief executive officer of the Company.

Under the TBOC, special meetings of the shareholders of a corporation may be called by (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote at the proposed special meeting or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

We have acknowledged these statutory rights in the Texas Charter. The Texas Charter provides that special meetings of the shareholders may be called only by the Chairman of the Board of Directors, a majority of the authorized number of directors, the president, or the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the voting power of all of the Texas Corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting.

Exclusive Forum	The Delaware Charter provides that unless the Company consents in writing to the selection of an alternative forum, (1) the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a	The Texas Charter provides that, unless the Texas Corporation consents in writing to the selection of an alternative forum, (1) the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Texas Corporation, (b) any action

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Issue	Delaware Charter	Texas Charter
	fiduciary duty owed by any director or officer or stockholder of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim against the Company or any director or officer or stockholder of the Company arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws, or (d) any action asserting a claim against the Company or any director or officer or stockholder of the Company governed by the internal affairs doctrine, will be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), and (2) the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.	asserting a claim of breach of a fiduciary duty owed by any director or officer or shareholder of the Texas Corporation to the Texas Corporation or the Texas Corporation’s shareholders, (c) any action asserting a claim against the Texas Corporation or any current or former director, officer, employee or shareholder of the Texas Corporation arising pursuant to any provision of the TBOC or the Texas Charter or the Texas Bylaws, (d) any action asserting a claim against the Texas Corporation or any director or officer or shareholder of the Texas Corporation governed by the internal affairs doctrine, (e) any action asserting an “internal entity claim,” as that term is defined in Section 2.115 of the TBOC, or (f) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction, will be the Texas Business Court in the Third Business Court Division of the State of Texas (or, if such court lacks jurisdiction, the Texas Business Court in the Eleventh Business Court Division of the State of Texas or, if such court lacks jurisdiction, the United States District Court for the Western District of Texas, Austin Division or, if such court lacks jurisdiction, the state district court of Travis County, Texas and (2) the United States District Court for the Western District of Texas, Austin Division (or, if such court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, any other federal district court of the United States) will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law.

Jury Trial Waiver	Neither the Delaware Charter nor the Delaware Bylaws includes a waiver of the right to a jury trial. If a stockholder were to file suit in the Delaware Court of Chancery, there would be no right to a jury trial as the Court of Chancery, as a court of equity, does not conduct jury trials.

In Texas, jury trials are available under certain circumstances. However, under the TBOC, a corporation may include a waiver of the right to a jury trial in its governing documents concerning any “internal entity claim” (as defined in the TBOC).

The Texas Charter includes a waiver of the right to jury trial concerning any internal entity claim.

Indemnification of Directors and Officers	Under Delaware law, a corporation may indemnify a director or officer against expenses (including attorneys’ fees),	Under the TBOC, a corporation may indemnify a director or officer against judgments and expenses reasonably

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Issue	Delaware Charter	Texas Charter

judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director or officer is threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that such person had no reasonable cause to believe such person’s conduct was unlawful.

In connection with an action by or in the right of the corporation against a director or officer, the corporation may indemnify such director or officer for expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit (1) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and (2) if such person is found liable to the corporation, only to the extent the Delaware Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court will deem proper.

The Delaware Charter generally authorizes indemnification of directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time, subject to certain exceptions, and the advancement of expenses (including attorneys’ fees) upon receipt of an undertaking to repay such amounts if it is ultimately determined that the director or officer is not entitled to indemnification.

incurred by the director or officer in connection with a legal proceeding if the director or officer (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (3) in the case of a criminal proceeding, did not have reasonable cause to believe the person’s conduct was unlawful.

Under the TBOC, if, however, the director or officer is found liable to the corporation or is found liable on the basis that such director or officer received an improper personal benefit, indemnification is limited to the reimbursement of reasonable expenses actually incurred, in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. In addition, no indemnification will be available if a director or officer is found liable for (1) willful or intentional misconduct in the performance of the person’s duty to the corporation, (2) breach of the person’s duty of loyalty owed to the corporation, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The Texas Charter and the Texas Bylaws authorize the indemnification of directors and officers to the fullest extent permitted by Texas law as it exists or may be amended from time to time, and the advancement of expenses (including attorneys’ fees) upon receipt of (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Ownership Threshold for Derivative Proceedings	The DGCL does not expressly authorize any minimum ownership threshold for stockholders who wish to bring derivative suits.	The TBOC allows certain corporations, including corporations listed on a national securities exchange, to impose a minimum ownership threshold for shareholders who wish to bring derivative suits (up to 3% of the

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Issue	Delaware Charter	Texas Charter
The Delaware Charter does not include an ownership threshold for bringing derivative proceedings.

corporation’s issued and outstanding shares).

The Texas Charter provides that a shareholder or group of shareholders desiring to bring a derivative proceeding on behalf of the Texas Corporation against any director and/or officer of the Texas Corporation in his or her official capacity must beneficially own a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Texas Corporation.

Comparison of the Delaware Bylaws and Texas Bylaws

We have summarized below certain differences between the Delaware Bylaws and the Texas Bylaws. You should review this summary together with the discussion above under “Comparison of the Delaware Charter and Texas Charter” and the discussion below under “Comparison of Stockholder Rights Under Delaware and Texas Law.” The summary below is qualified in its entirety by reference to the text of the Delaware Bylaws included as Annex H to this proxy statement and the text of the Texas Bylaws included as Annex F to this proxy statement.

Issue	Delaware Bylaws	Texas Bylaws
Cancellation of Special Stockholder Meetings	The Delaware Bylaws provide that the Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously called by the Board of Directors.	The Texas Bylaws provide that the Board of Directors of the Texas Corporation may postpone, reschedule or cancel any special meeting of shareholders previously called by the Board of Directors.

Proxies	Under the DGCL, no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period. Accordingly, the Delaware Bylaws provide that no proxy will be voted or acted upon after three years from its date, unless the proxy provides for a longer period.	Under the TBOC, a proxy is not valid for more than eleven months after the date the proxy is executed, unless otherwise provided by the proxy. Accordingly, the Texas Bylaws provide that no proxy will be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.

Board of Director Committees	The Delaware Bylaws, in accordance with the DGCL, provide that each committee of the Board of Directors, to the extent provided in a resolution of the Board of Directors, will have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, but no such committee will have the power or authority in reference to the following matters: (1) approving, adopting or recommending to the stockholders any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (2) adopting, amending or repealing any bylaw of the Company.	Similar to the Delaware Bylaws, the Texas Bylaws provide that each committee of the Board of Directors, to the extent provided in the resolution of the Board of Directors establishing such committee, will have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Texas Corporation, but no such committee will have the power or authority in reference to (1) any matters expressly prohibited from being delegated to a committee under the TBOC, (2) approving or adopting, or recommending to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval, or (3) adopting, amending or repealing any bylaw of the Texas Corporation.

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Issue	Delaware Bylaws	Texas Bylaws
Notice to Shareholders

The Delaware Bylaws provide that written notice of every meeting of stockholders will be given in accordance with applicable law.

The DGCL permits the Company to deliver a single written notice to stockholders who share an address (unless a stockholder objects). The DGCL also provides that notice is not required where giving such notice would be unlawful.

The Delaware Bylaws also permit notice to be given by electronic transmission to a stockholder’s electronic mail address in accordance with the DGCL.

The Texas Bylaws, like the Delaware Bylaws, provide that written notice of every meeting of shareholders will be given in accordance with applicable law.

The TBOC does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address or allowing the corporation not to deliver notice where such notice would be unlawful, and, accordingly, the Texas Bylaws do not contain such provisions.

Under the TBOC, shareholders must give affirmative consent to receive electronic transmissions. The Texas Bylaws reflect this requirement.

Advancement of Expenses to Directors and Officers	The Delaware Bylaws provide that expenses incurred by an officer or director in connection with any legal proceedings will be advanced prior to the final disposition of the proceeding by the Company upon the Company’s receipt of a written request and an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification if such undertaking is required by applicable law or if such advancement is in connection with a proceeding to enforce indemnification or advancement rights under the bylaws.

Under the TBOC, before a corporation may advance expenses incurred by a director or officer in connection with any legal proceedings, the director or officer is also required to provide, in addition to an undertaking to repay any expenses advanced if such director or officer is ultimately not entitled to indemnification, a written affirmation attesting in good faith to such director’s or officer’s compliance with the standard of conduct necessary for indemnification.

This requirement is included in the Texas Bylaws and the Texas Charter.

Share Ownership Requirements for Stockholder Proposals	The Delaware Bylaws do not require a stockholder or stockholders to hold a minimum number of shares of the Company to submit a proposal on a matter to the stockholders of the Company for approval at a stockholder meeting.	Subject to stockholder approval of the Redomestication Proposal, the Board of Directors intends to approve an amendment to the Texas Bylaws to elect for the Texas Corporation to be governed by Section 21.373 of the TBOC. Upon effectiveness of this election, a shareholder or group of shareholders may submit a proposal for approval at a shareholder meeting, including a proposal submitted pursuant to Rule 14a-8 under the Exchange Act, only if (1) such shareholder or group of shareholders holds, as of the date the proposal is submitted, voting shares of the Texas Corporation equal to at least (a) $1,000,000 in market value or (b) 3% of the Texas Corporation’s voting shares (determined as of the date the proposal is submitted), (2) such shareholder or group of shareholders has held such shares continuously for at least six months prior to the meeting and (3) such shareholder or group of shareholders solicits the holders of

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Issue	Delaware Bylaws	Texas Bylaws

shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

Such requirements in the Texas Bylaws for shareholder proposals will be effective during such period as the Texas Corporation qualifies as a “nationally listed corporation” (as defined under the TBOC).

Comparison of Stockholder Rights Under Delaware and Texas Law

The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Redomestication, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Charter and the Texas Bylaws.

The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and the DGCL, the Delaware Charter and the Delaware Bylaws, the Texas Charter and the Texas Bylaws, and the body of case law in both jurisdictions. Certain differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and the Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

You should review this summary together with the discussion above under “Comparison of the Delaware Charter and Texas Charter” and “Comparison of the Delaware Bylaws and Texas Bylaws.”

Issue	Delaware	Texas

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock

Generally, the DGCL has no provision for increasing or decreasing authorized capital stock by unilateral action of the board of directors without stockholder approval, although, under certain circumstances, if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required, provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation). See “Charter Amendments” below.

The DGCL requires that each class of stock vote on any amendment to change the authorized number of shares of such class, provided, that in the certificate of incorporation, the corporation may opt out of such a provision, in which case all classes of stock would vote together on such an amendment. In the Delaware

Under the TBOC, once capital stock has been issued, the board may not unilaterally increase or decrease the authorized capital stock without shareholder approval unless the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares may be increased up to an amount proportionate to the subdivision without shareholder approval, provided that the corporation has only one class of stock outstanding and such class is not divided into series (unless shareholder approval is expressly required by the certificate of formation).

With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of

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Issue	Delaware	Texas
	Charter, the Company has opted out of this provision.	unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors

Under the DGCL, the number of directors will be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, a change in the number of directors may be made only by amendment of the certificate of incorporation.

The Delaware Charter and the Delaware Bylaws provide that the number of directors will not be fewer than three or more than 21 directors. The Delaware Bylaws provide that the number of directors will be fixed exclusively by resolution adopted by the Board of Directors.

Under the TBOC, the number of directors will be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation. The Texas Bylaws and the Texas Charter remain unchanged from the Delaware Bylaws and the Delaware Charter in this respect.

Procedures for Filling Vacant Directorships

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen in the manner

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period

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Issue	Delaware	Texas
referred to in clause (1) or (2) above will hold office until the next election of the class for which such directors will have been chosen, and until their successors are elected and qualified.

between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only (1) by the affirmative vote of the majority of the directors then in office elected by the class, series or group, (2) by the sole remaining director elected in that manner, or (3) by the affirmative vote of the holders of the outstanding shares of the class, series or group.

Removal of Directors

Under the DGCL, subject to the exceptions discussed below, holders of a majority in voting power of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of incorporation provides otherwise, if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may be removed by stockholders only for cause.

Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

The Delaware Charter provides that a majority of the common stock (other than the Class D common stock), voting together as a single class, is entitled to remove any Group I director with or without cause at any time and that the holders of the Class C common stock, voting separately as a series, is entitled to remove the Group IV director with or without cause at any time.

The Delaware Charter also provides that no stockholders of the Company other than the holders of the Class C common stock are entitled to vote with respect to the election or the removal without cause of the Group IV director.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, a director may be removed only for cause.

Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

The procedure to remove directors under the Texas Charter is the same as the procedure under the Delaware Charter.

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Issue	Delaware	Texas
Board of Director Committees	Under the DGCL, the board of directors may, by resolution, designate one or more committees, each consisting of one or more directors. The board of directors may also designate one or more directors as alternate committee members who may replace any absent or disqualified member. The board of directors may authorize any committee to have and to exercise all the powers and authority of the board of directors in the management of the business, but no committee of a corporation (like the Company) formed after July 1, 1996 may (1) approve, adopt, or recommend to the stockholders any action or matter (other than election or removal of directors) expressly required by statute to be submitted to stockholders for approval or (2) adopt, amend or repeal any bylaw.	Under the TBOC, for certain corporations, the board of directors may designate committees composed of one or more directors if authorized by the certificate of formation or the bylaws of the corporation. Once appointed, a committee has the full authority of the board of directors, though such authority may be limited by the resolution that created the committee, the certificate of formation, the bylaws, or the TBOC. A committee may not: (1) amend the certificate of formation, except to establish a series of shares, change the number of shares in a series, or eliminate a series of shares; (2) propose a reduction of stated capital; (3) approve a plan of merger, share exchange or conversion; (4) recommend to the shareholders the sale, lease or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (5) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (6) amend, adopt or repeal bylaws; (7) fill vacancies in the board of directors; (8) fill committee vacancies or designate alternate committee members; (9) fill vacancies due to an increase in the number of directors; (10) elect or remove officers or committee members; (11) set committee member compensation; or (12) alter or repeal a board resolution that states that the board resolution may not be amended or repealed by a committee.

Action by Written Consent of Directors	Under the DGCL, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.	Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

Action by Written Consent of Stockholders	Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt	Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than

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Issue	Delaware	Texas
	notice of the action taken to the non-consenting stockholders.	unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

Special Meetings of the Stockholders	Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting under the DGCL, but the certificate of incorporation or bylaws may provide for such a right.

Under the TBOC, special meetings of the shareholders of a corporation may be called by (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of all of the shares of the corporation entitled to vote at the proposed special meeting or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation may not prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings

Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (1) announced at the meeting at which the adjournment is taken, (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication, or (3) set forth in the notice of meeting.

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or to each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, as applicable.

At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.

The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

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Voting by Proxy	Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from the date of its execution unless a longer period is provided in the proxy.	Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

Quorum and Required Vote for Stock Corporations

Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that will be necessary for, the transaction of any business, but in no event will a quorum consist of less than one-third of the voting power of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum will consist of no less than one-third of the voting power of the shares of such class or series or classes or series.

In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (1) a majority in voting power of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at a meeting of stockholders; (2) in all matters other than the election of directors, the affirmative vote of the majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders; (3) directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (4) where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, will constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority in voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting will be the act of such class or series or classes or series.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

Subject to the following sentence, directors of a corporation will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. The certificate of formation or bylaws of a corporation may provide that a director of a corporation will be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

Subject to the following sentence, with respect to a matter other than the election of directors or a matter for

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Issue	Delaware	Texas
A bylaw amendment adopted by stockholders which specifies the votes that will be necessary for the election of directors may not be further amended or repealed by the board of directors.

which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders.

With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Stockholder Vote for Fundamental Business Transactions	Under the DGCL, a majority in voting power of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (a) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (b) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a	Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation may provide for a different threshold of

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Issue	Delaware	Texas
secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

approval, but not less than a majority of the shares entitled to vote.

Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. However, a corporation may include in its certificate of formation a provision that all shares vote as a single class on such matters.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions

Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of voting power of the outstanding stock of the corporation entitled to vote thereon.

No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no necessary quantifying percentage for determining whether assets constitute substantially all of a Delaware corporation’s assets. Stockholder authorization is mandated only if the sale is of assets quantitatively and qualitatively vital to the business of the corporation.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).

No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

Business Combinations Statute	Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “Business Combination” with any “Interested Stockholder” for a period of three years following the time that such stockholder became an Interested Stockholder.	Under the TBOC, a Texas “Issuing Public Corporation” is generally prohibited from, directly or indirectly, entering into the following: (1) mergers, share exchanges or conversions with an “Affiliated Shareholder” or other entity that after such transaction would be an affiliate or associate of an Affiliated Shareholder, and certain other entities; (2) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the

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The DGCL generally defines a “Business Combination” as: (1) certain mergers and consolidations; (2) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (3) certain transactions that would result in the issuance or transfer of stock of the corporation to an Interested Stockholder; (4) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the Interested Stockholder, subject to exceptions; and (5) any receipt by the Interested Stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

The DGCL generally defines “Interested Stockholder” as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period before the date on which it is sought to be determined whether such person is an Interested Stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (1) the corporation’s board of directors approved either the Business Combination or the transaction in which the stockholder became an Interested Stockholder prior to the time the Interested Stockholder became an Interested Stockholder; (2) the Interested Stockholder acquired at least 85% of the voting stock of that corporation (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an Interested Stockholder; or (3) the Business Combination is approved consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis; (3) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an Affiliated Shareholder or an affiliate or associate of an Affiliated Shareholder; (4) liquidation or dissolution plans or proposals with an Affiliated Shareholder or an associate or an affiliate of an associate of an Affiliated Shareholder; (5) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the Issuing Public Corporation that is beneficially owned by the Affiliated Shareholder or an affiliate or associate of the Affiliated Shareholder, except as a result of immaterial changes due to fractional share adjustments; or (6) loans, advances, guarantees, pledges or other financial assistance or a tax credit or other tax advantages the recipient of which is an Affiliated Shareholder or an affiliate or associate of an Affiliated Shareholder, in each case, with an Affiliated Shareholder or any affiliate or associate of the Affiliated Shareholder for a period of three years after the date the shareholder obtained Affiliated Shareholder status.

The TBOC defines “Issuing Public Corporation” as a Texas corporation that has (1) 100 or more shareholders of record as shown by the share transfer records of the corporation, (2) a class or series of the corporation’s voting shares registered under the Exchange Act, or (3) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC generally defines “Affiliated Shareholder” as a person who beneficially owns (or has owned within

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by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

The TBOC provides an exception to this prohibition if (1) the board of directors of the corporation approves the transaction or the acquisition of shares by the Affiliated Shareholder prior to the Affiliated Shareholder becoming an Affiliated Shareholder or (2) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the Affiliated Shareholder or an affiliate or associate of the Affiliated Shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation to not be governed by this statute. The Texas Corporation has made the election in the Texas Charter to not be governed by this statute.

Charter Amendments

Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (1) the board of directors and (2) the holders of a majority in voting power of the corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number or adds additional class or series votes.

The DGCL requires a class vote in connection with an amendment changing the par value of such class or an amendment would alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.

The DGCL also requires that each class of stock vote on any amendment to change the authorized number of shares of such class, provided that in the certificate of incorporation of the corporation may opt out of this provision, in which case all classes of stock would vote together on such amendment. In the Delaware Charter, the Company has opted out of such provision.

In addition, the DGCL provides that unless otherwise expressly required by the certificate of incorporation: (1) no meeting

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (1) the board of directors and (2) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds, unless a different threshold, not less than a majority, is specified in the certificate of formation, of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide that all shares vote as a single class for such an amendment. In addition, the TBOC also allows corporations to provide in their certificate of formation that no separate class vote or votes will be required to increase or decrease the aggregate number of authorized shares

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	or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided that the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if (a) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (b) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (c) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.	of a class, in which case a share increase or decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.

Bylaw Amendments

Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.

The Delaware Charter provides that the Board of Directors may amend the Delaware Bylaws.

Under the TBOC, the board of directors generally may amend, repeal or adopt a Texas corporation’s bylaws. However, (1) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (2) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a

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particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Dividends and Distributions

Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus (as determined under the DGCL) or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

In addition, a Delaware corporation may not declare and pay dividends if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due or continue as a going concern. Directors who willfully or negligently vote for an unlawful dividend, stock purchase or redemption are liable for the full amount of the illegal payment with interest.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of (1) a dividend on any class or series of a Texas corporation’s outstanding shares, (2) a purchase or redemption, directly or indirectly, of its shares, or (3) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined under the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series. Directors who consent to a distribution that violates the TBOC are liable only for the amount of the distribution that exceeds the amount permitted to be distributed, rather than the full amount distributed.

Stock Redemption and Repurchase	Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such a purchase or redemption. A Delaware corporation, however, may purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a	Under the TBOC, as noted above, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

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preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced, except that a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

Ratification

Under the DGCL, there is a codified ratification process for defective corporate actions.

The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.

In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders may apply to the Delaware Court of Chancery for an order determining the validity and effectiveness of defective corporate acts, including, without limitation, to confirm whether a prior ratification was effective, whether a defective corporate act may be validated even if not previously ratified. In connection with such applications, the Delaware Court of Chancery has broad discretion to fashion appropriate relief, including, without limitation, declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Under the TBOC, there is a codified ratification process for defective corporate acts.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (which shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or the Texas Business Court.

Inspection of Books and Records

Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath stating the purpose of the inspection. The DGCL limits the scope of the books and records to certain specified categories of records.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes and share transfer records under the TBOC, the

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apply to the Delaware Court of Chancery for an order to compel such inspection.

Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.

Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.

A Texas corporation may defend against an inspection action by establishing that the shareholder (1) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought, (2) has improperly used information obtained through prior examination of the books, account records, minutes or share transfer records of the corporation or any other corporation, or (3) was not acting in good faith or for a proper purpose in making the request. In addition, the TBOC provides that e-mails, text messages and social media information are not considered corporate records unless effectuating a corporate action, and a shareholder involved in a derivative proceeding may not make a books and records demand to obtain records in connection with such proceeding.

Insurance

Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.

The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

Under the TBOC, a Texas enterprise is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee or agent against any liability (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability under the TBOC.

Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance

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or another arrangement, (1) create a trust fund, (2) establish any form of self-insurance, including a contract to indemnify, (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise or (4) establish a letter of credit, guaranty or surety arrangement.

Interested Party Transaction Approvals	The DGCL provides that, except for a controlling stockholder transaction described below, an act or transaction involving or between a corporation, or one or more of the corporation’s subsidiaries, on the one hand, and one or more of the corporation’s directors or officers, on the other hand, or involving or between a corporation or one or more of the corporation’s subsidiaries, on the one hand, and any other corporation, partnership (general or limited), limited liability company, statutory trust, association or any other entity or organization in which one or more of its directors or officers are directors, stockholders, partners, managers, members or officers, or have a financial interest, on the other hand, may not be the subject of equitable relief, or give rise to an award of damages, against a director or officer of the corporation because of the foregoing circumstances or the receipt of any benefit by any such director, officer, entity or organization or because the director or officer is present at or participates in the meeting of the board or committee which authorizes the act or transaction or was involved in the initiation, negotiation or approval of the act or transaction (including by virtue of a director’s vote being counted for such purpose), if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the act or transaction, including any involvement in the initiation, negotiation or approval of the act or transaction, are disclosed or are known to all members of the board of directors or a committee of the board of directors, and the board or committee in good faith and without gross negligence authorizes the act or transaction by the affirmative votes of a majority of the disinterested directors then serving on the board of directors or such committee (as applicable), even though the disinterested directors be less than a quorum; provided that if a majority of the directors are not disinterested

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation, or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation (a) is a managerial official or (b) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (i) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders are entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (ii) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved or ratified by the board of directors, a committee of the board of directors or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the

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directors with respect to the act or transaction, such act or transaction will be approved (or recommended for approval) by a committee of the board of directors that consists of two or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the act or transaction; or (2) the act or transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (3) the act or transaction is fair as to the corporation and the corporation’s stockholders.

The DGCL further provides that a controlling stockholder transaction (other than any going private transaction) may not be the subject of equitable relief, or give rise to an award of damages, against a director or officer of the corporation or any controlling stockholder or member of a control group, by reason of a claim based on a breach of fiduciary duty by a director, officer, controlling stockholder or member of a control group, if: (1) the material facts as to such controlling stockholder transaction (including the controlling stockholder’s or control group’s interest therein) are disclosed or are known to all members of a committee of the board of directors to which the board of directors has expressly delegated the authority to negotiate (or oversee the negotiation of) and to reject such controlling stockholder transaction, and such controlling stockholder transaction is approved (or recommended for approval) in good faith and without gross negligence by a majority of the disinterested directors then serving on the committee, provided that the committee consists of two or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the controlling stockholder transaction; or (2) such controlling stockholder transaction is conditioned, by its terms, as in effect at the time it is submitted to stockholders for their approval or ratification, on the approval of or ratification by disinterested stockholders, and such controlling stockholder transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (3) such corporation’s directors or officers for breach of duty with respect to the making, authorization or performance of the contract or transaction because the person had an applicable relationship or interest.

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controlling stockholder transaction is fair as to the corporation and the corporation’s stockholders.

In addition, the DGCL provides that a controlling stockholder transaction constituting a going private transaction may not be the subject of equitable relief, or give rise to an award of damages, against a director or officer of the corporation or any controlling stockholder or member of a control group by reason of a claim based on breach of fiduciary duty by a director, officer, controlling stockholder, or member of a control group, if: (1) (a) the material facts as to such controlling stockholder transaction (including the controlling stockholder’s or control group’s interest therein) are disclosed or are known to all members of a committee of the board of directors to which the board of directors has expressly delegated the authority to negotiate (or oversee the negotiation of) and to reject such controlling stockholder transaction, and such controlling stockholder transaction is approved (or recommended for approval) in good faith and without gross negligence by a majority of the disinterested directors then serving on the committee, provided that the committee consists of two or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the controlling stockholder transaction, and (b) such controlling stockholder transaction is conditioned, by its terms, as in effect at the time it is submitted to stockholders for their approval or ratification, on the approval of or ratification by disinterested stockholders, and such controlling stockholder transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (2) such controlling stockholder transaction is fair as to the corporation and the corporation’s stockholders.

Limitation of Liability of Stockholders	Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation will not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.

Under the TBOC, subject to certain exceptions, a shareholder’s liability is limited to its contributed capital.

Notwithstanding the foregoing, a shareholder may be liable to a creditor of the corporation if (1) the shareholder used or caused the corporation to commit actual fraud primarily for the

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shareholder’s direct personal benefit, (2) the shareholder expressly assumes, guarantees or agrees to be personally liable, or (3) the TBOC or another applicable statute imposes liability on the shareholder.

Limitations on Personal Liability of Directors and Officers

Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (1) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (2) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (3) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (4) a director or officer obtaining an improper personal benefit from the corporation; or (5) an officer in any action by or in the right of a Delaware corporation. Accordingly, although directors may be fully exculpated for breaches of the duty of care, the DGCL does not permit exculpation of officers in derivative claims.

The Delaware Charter eliminates the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the DGCL as now in effect or as it may be amended in the future.

Under the TBOC, a Texas corporation is permitted to provide in the certificate of formation that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer.

The TBOC, however, does not permit any limitation of the liability of a director or officer for: (1) a breach of the duty of loyalty to the corporation or its shareholders; (2) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (3) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (4) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

The Texas Charter has an exculpatory provision that forecloses personal liability for breach of the fiduciary duty of care consistent with the TBOC.

Business Judgment Rule	Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision, the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the corporation. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable	For corporations such as the Texas Corporation listed on a national securities exchange or that have elected to be governed by Section 21.419 of the TBOC, the TBOC codifies the business judgment rule and establishes a statutory presumption that directors and officers, in making business decisions, acted (1) in good faith, (2) on an informed basis, (3) in furtherance of the interests of the corporation and (4) in obedience to the law and the corporation’s governing documents. Accordingly, such corporations and their shareholders will not have a cause of action against a director or officer of the corporation as a

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absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (1) the director acted with gross negligence and (2) the certificate of incorporation lacks an applicable exculpation provision.

Delaware courts apply a less deferential “enhanced scrutiny” standard to review certain conduct involving the adoption of defensive measures, certain change of control transactions, and certain actions involving interference with stockholders’ voting rights. If it applies the enhanced scrutiny standard, the court generally reviews directors’ actions for reasonableness.

Delaware courts apply the most stringent, entire fairness standard of review where either (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. Under the entire fairness standard, the burden is generally on the defendant fiduciaries to demonstrate that the act or transaction was a product of fair dealing and resulted in a fair price. However, as discussed above under “Interested Party Transaction Approvals,” the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers or controlling stockholders.

result of any act or failure to act, unless (1) the presumption of the codified business judgment rule is rebutted, (2) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty, and (3) such breach involved fraud, intentional misconduct, an ultra vires act or a knowing violation of law.

This standard governs director and officer liability in all circumstances. A plaintiff bears the burden of rebutting these presumptions and must plead with particularity that the alleged breach by the director or officer constitutes fraud, intentional misconduct, an ultra vires act or a knowing violation of law.

Considerations by Directors Permitted by Statute	Except for corporations that have opted to become public benefit corporations under the DGCL, directors of Delaware corporations do not have any express statutory authority to consider other constituencies beyond their stockholders when discharging fiduciary duties. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors may consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.

Under the TBOC, in discharging the duties of director under the TBOC or otherwise and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a

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director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving or taking an action that promotes or has the effect of promoting a social, charitable or environmental purpose.

Texas also has a public benefit corporation statute.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (1) whether the corporation is financially able to exploit the opportunity; (2) if the opportunity is within the corporation’s line of business; (3) whether the corporation has an interest or expectancy in the opportunity; and (4) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to the officer’s or director’s duties to the corporation.

The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law generally follows the Delaware corporate opportunity doctrine.

The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its directors, officers or owners.

Indemnification of Directors and Officers	Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner that the person	Under the TBOC, a Texas corporation is permitted to indemnify a director, former director or delegate who was, is, or is threatened to be made a respondent in a proceeding against (1) judgments and (2) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person (a) acted in good faith, (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests, and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the

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reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that such person had no reasonable cause to believe such person’s conduct was unlawful.

In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit (1) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and (2) if such person is found liable to the corporation, only to the extent the Delaware Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court will deem proper. These rights are not exclusive of any other indemnification rights that may be granted by a Delaware corporation to its directors, officers, employees or agents.

person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered by Indemnification” below.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis that such person received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, which excludes a judgment, a penalty, a fine and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for (1) willful or intentional misconduct in the performance of the person’s duty to the corporation, (2) breach of the person’s duty of loyalty owed to the corporation, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Advancement of Expenses	Under the DGCL, expenses (including attorneys’ fees) incurred by a current or former officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, provided that, in the case of a current director or officer, any such advancement will be conditioned upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it will ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL.	Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

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Issue	Delaware	Texas

Procedure for Indemnification	Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (1) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (3) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (4) by stockholder vote.	Under the TBOC, a determination that indemnification is appropriate generally must be made: (1) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (2) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (3) by special legal counsel selected by majority vote referred to in clause (1) or (2) above; (4) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (5) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification	The DGCL requires a Delaware corporation to indemnify current directors and certain officers against expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.	The TBOC requires indemnification of a director for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

Persons Covered by Indemnification	Under the DGCL, directors and certain officers, but not employees, agents or others, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL authorizes a Delaware corporation to provide the same indemnification rights to directors, officers, employees or agents of the corporation, and those persons serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.	The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by (1) the corporation’s governing documents, (2) general or specific action of the corporation’s board of directors, (3) resolution of the shareholders, (4) contract, or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Rights Plans	Delaware has no statutory authorization for stockholder rights plans (also known as “poison pills”). Adoption of stockholder rights plans is viewed as a defensive action and is subject to the enhanced	Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for

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Issue	Delaware	Texas
	scrutiny standard of judicial review by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.	continued validity in the face of changing circumstances. In addition, the TBOC expressly permits directors to look to the “long-term” benefit to shareholders in taking action.

Exclusive Forum for Internal Corporate Claims

Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all “Internal Corporate Claims” will be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal Corporate Claims” means claims, including claims in the right of the corporation, (1) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (2) as to which the DGCL confers jurisdiction upon the Delaware court.

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any “Internal Entity Claim” will be brought only in a court in Texas and that one or more courts in Texas having jurisdiction will serve as the exclusive forum and venue in such disputes. Further, a Texas corporation may include a waiver of jury trial concerning Internal Entity Claims in its governing documents.

“Internal Entity Claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers and duties of the entity’s governing persons, officers, owners and members, and matters relating to the entity’s membership or ownership interests.

Pre-Suit Demand in Derivative Suits

Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must (1) make a demand on the company’s board of directors or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board of directors in receipt of the demand (a) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand, (b) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand, or (c) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

If demand is excused, the board of directors of a Delaware corporation may form an independent special litigation committee to take control of the litigation. If demand is received and the board of directors or a board committee refuses to pursue litigation, the business judgment rule applies to the decision of the board of directors or board committee.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date on which a written demand is filed with the corporation stating with particularity the act, omission or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The foregoing waiting period is not required or, if applicable, will terminate if (1) the shareholder has been notified that the demand has been rejected by the corporation, (2) the corporation is suffering irreparable injury, or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

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Issue	Delaware	Texas

Stock Ownership Requirement for Derivative Suits; Jury Trials

Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains, or such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout litigation.

Jury trials are not available in the Delaware Court of Chancery, which is the court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question, and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. Further, publicly traded corporations and corporations with over 500 shareholders may set a share ownership threshold in their governing documents (not to exceed 3% of the corporation’s voting shares) that shareholders must satisfy to bring a derivative claim against the Company.

Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. A corporation, however, may include a waiver of jury trial in its governing documents, and such a waiver will constitute an intentional consent to waiver if enforced against a party approving the applicable governing documents or acquiring a security after such governing documents are adopted, continuing to hold a security of a public company after the governing documents are adopted, or by other methods permitted under law.

Dissent and Appraisal Rights

Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of the stockholder’s shares as determined by the Delaware court.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (1) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (2) in the merger, consolidation, conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are,

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Issue	Delaware	Texas
effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion or exchange, as appropriate, (a) listed on a national securities exchange or (b) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance or (ii) held of record by at least 2,000 owners; (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (c) any combination of the ownership interests and cash above.

Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment, except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange or are held of record by at least 2,000 owners.

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Issue	Delaware	Texas

Independence of Corporate Code	Delaware does not have an applicable statute.	The TBOC provides that the plain meaning of the TBOC’s terms may not be supplanted, contravened or modified by the laws or judicial decisions of any other jurisdiction, but that an officer or director is not in breach of such officer’s or director’s duties if the officer or director considers such laws or judicial decisions of other jurisdictions.

Judicial Certification of Committees and Panels	Delaware does not have an applicable statute.	A corporation may request that a court, at the start of a transaction or investigation of a derivative claim, judicially certify the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require facts not previously presented to the court.

Regulation of Proxy Advisors	Delaware does not have an applicable statute.	A proxy advisor that makes a voting recommendation concerning the shares of a Texas corporation, or a corporation headquartered in Texas, must either make such recommendation solely in the financial interests of shareholders or disclose the non-financial factors that subordinate shareholder financial interest.

Share Ownership Threshold for Stockholder Proposals	Delaware does not have an applicable statute.

The TBOC permits “nationally listed corporations” (as defined in the TBOC) to amend their governing documents to impose stock ownership requirements on shareholders seeking to submit shareholder proposals for approval at a shareholder meeting, including proposals submitted pursuant to Rule 14a-8 under the Exchange Act. Upon effectiveness of this election, a shareholder or group of shareholders may submit a proposal only if (1) such shareholder or group of shareholders hold, as of the date the proposal is submitted, voting shares of the corporation equal to at least (a) $1,000,000 in market value or (b) 3% of the corporation’s voting shares (determined as of the date the proposal is submitted), (2) such shareholder or group of shareholders has held such shares continuously for at least six months prior to the meeting and (3) such shareholder or group of shareholders solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

A Texas corporation may elect to be governed by Section 21.373 of the

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Issue	Delaware	Texas
TBOC only through an amendment to its certificate of formation or bylaws. Accordingly, subject to stockholder approval of the Redomestication Proposal, the Board of Directors intends to approve an amendment to the Texas Bylaws to adopt stock ownership requirements for shareholder proposals by affirmatively electing for the Texas Corporation to be governed by Section 21.373 of the TBOC.

What Won’t Change After the Redomestication

Following completion of the Redomestication, the Company will be governed by the TBOC, Texas case law, the Texas Charter and the Texas Bylaws, and the Company will continue to exist in the form of a Texas corporation and will cease to exist as a Delaware corporation.

By operation of the Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation. All of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, of and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if those debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation.

The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred before the conversion or the personal liability of any person incurred before the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising before the conversion.

No Change in Business, Jobs, Physical Location or Management

The Redomestication itself will not result in any immediate change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities, net worth (other than as a result of the transaction costs related to the Redomestication), or state of incorporation of any subsidiary of the Company. We intend to maintain our corporate headquarters in Texas.

Our management, including all our directors and officers, will remain the same in connection with the Redomestication and will have identical positions with the Texas Corporation.

No Change in Contractual Rights and Obligations

The Company’s rights and obligations under its material contractual arrangements will continue as rights and obligations of the Texas Corporation.

To the extent that the Redomestication will require the consent or waiver of a third party under any material contract, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Redomestication. The Company does not expect that any such required consent or waiver will impede its ability to redomesticate to Texas. The Company further does not expect that the Redomestication will otherwise adversely affect any of the Company’s material contracts with any third parties.

No Consequences Under the Exchange Act

We and our shareholders will be in the same respective positions under the Exchange Act after the Redomestication as we and our stockholders were before the Redomestication.

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We will continue to be a publicly held company following completion of the Redomestication, and our common stock will continue to be listed on the NYSE and traded under the symbol “DELL.” We do not expect any interruption in the trading of our Class C common stock as a result of the Redomestication.

We will continue to file periodic reports and other documents with the SEC as required by the Exchange Act and the SEC’s rules.

No Impact on Eligible Derivative Actions

The Plan of Conversion provides that the Redomestication will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal from such a derivative action or suit) that is pending at the Effective Time or extinguish or adversely affect the standing or ability of any such person or entity to initiate such a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction, provided that, in each case, such person or entity maintains such person’s or entity’s status as a shareholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit. Following the Effective Time, the Texas Corporation will not assert that the Redomestication, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any such plaintiff to initiate or maintain any such derivative action or suit.

No Material Accounting Implications

Effecting the Redomestication will not have any material adverse accounting implications.

No Exchange of Stock Certificates or Book-Entry Entitlements Required

At the Effective Time, each issued and outstanding share of the Delaware Corporation’s Class A common stock, Class B common stock and Class C common stock will be automatically converted into one share of the Texas Corporation’s Class A common stock, Class B common stock or Class C common stock, as applicable. Any stock certificates or book-entry entitlements that shareholders then hold will represent the same number of shares of the Texas Corporation which they represented of the Delaware Corporation immediately prior to the Effective Time. Shareholders will not have to exchange their existing stock certificates or book-entry entitlements for new stock certificates or book-entry entitlements.

Continuation of Equity Awards

All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation.

Each outstanding option to purchase shares of Delaware Corporation Class C common stock under these plans will be converted into an option to purchase an equal number of shares of the Texas Corporation Class C common stock at the same exercise price and on the same terms and conditions as in effect immediately before the Redomestication. Each restricted stock unit, performance stock unit or other equity award will be converted to an equivalent award subject to an equal number of shares of the Texas Corporation Class C common stock and with the same terms and conditions issued by the Texas Corporation.

Certain Federal Income Tax Consequences

We believe that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive Class A common stock, Class B common stock or Class C common stock of the Texas Corporation (the “Texas Corporation common stock”) for their Class A common stock, Class B common stock or Class C common stock, as applicable, of the Delaware Corporation (the “Delaware Corporation common stock”).

The aggregate tax basis of the Texas Corporation common stock received by a stockholder of the Company as a result of the Redomestication will be the same as the aggregate tax basis of the Delaware Corporation common stock converted into such Texas Corporation common stock held by that stockholder as a capital asset at the time of the Redomestication. Each stockholder’s holding period for the Texas Corporation common stock received in the Redomestication will include the holding period of the common stock converted into such Texas Corporation common stock, provided that the shares of such Delaware Corporation common stock are held by such stockholder as a capital asset at the time of the Redomestication.

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This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Redomestication under all applicable tax laws.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the federal income tax consequences of the Redomestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Additional Information

Interest of Certain Persons

The Evaluation Committee expressly considered whether incorporating in Texas would convey any non-ratable benefits on any of Dell Technologies’ directors or officers, including Michael Dell, on Mr. Dell as the Company’s controlling stockholder, or on the SLP stockholders (as defined in Annex A to this proxy statement). Its process did not identify any such non-ratable benefits. However, others may allege that our directors, executive officers or controlling stockholder may be considered to have interests in the Redomestication that are different from, or in addition to, the interests of our stockholders generally. The Evaluation Committee and the Board of Directors have considered the interests of our directors, executive officers and controlling stockholder in the Redomestication in reaching their respective decisions to recommend the Redomestication and to approve the Redomestication Proposal and recommend that our stockholders vote in favor of the Redomestication Proposal.

Anti-Takeover Implications of the Redomestication

The Redomestication is not being effected to prevent a change in control of the Company, nor is the Redomestication Proposal being submitted to stockholders in response to any present attempt known to the Board of Directors to acquire control of the Company or obtain representation on the Board of Directors. Certain effects of the Redomestication may be considered to have anti-takeover implications by virtue of our being subject to Texas law following the Effective Time.

No Appraisal Rights

Under Section 262 of the DGCL, holders of our Class C common stock are not entitled to appraisal rights with respect to the Redomestication.

Under the DGCL, holders of our Class A common stock and Class B common stock are entitled to appraisal rights with respect to the Redomestication. The record holders of substantially all of our outstanding Class A common stock and all of our Class B common stock have waived such rights.

We have no holders of Class D common stock or preferred stock.

Legal Proceedings

As of the date of this proxy statement, the Company does not have any legal proceedings pending in Delaware.

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Regulatory Matters

In connection with the Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not expect to make any other state corporate-law filings to effect the Redomestication.

Conclusion

After careful review of all of the foregoing factors and other relevant matters, taken together, the Evaluation Committee and the Board of Directors believe that the Redomestication is in the best interests of the Company and its stockholders, and the Board of Directors unanimously recommends that stockholders vote “FOR” the Redomestication Proposal.

Effect of Not Obtaining the Required Vote for Approval

If the Redomestication Proposal fails to obtain the required vote for approval, the Redomestication will not be consummated, and the Company’s jurisdiction of incorporation will be unchanged by this vote.

Vote Required

We ask our stockholders to approve the Redomestication Proposal, which will constitute approval of the Redomestication and the Plan of Conversion and adoption of the Redomestication Resolution. Approval of the Redomestication Proposal requires the affirmative vote of holders of (1) shares representing a majority of the voting power of the shares present and entitled to vote on the proposal voting together as a single class, (2) a majority of the outstanding shares of Class A common stock and (3) a majority of the outstanding shares of Class B common stock.

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Compensation Committee Report

The Compensation Committee of the Board of Directors of Dell Technologies Inc. has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s annual report on Form 10-K for the fiscal year ended January 30, 2026.

COMPENSATION COMMITTEE

Lynn Vojvodich Radakovich, Chair

Steven M. Mollenkopf

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Compensation Committee Interlocks and Insider Participation

During Fiscal 2026, the members of the Compensation Committee were Ms. Vojvodich Radakovich and Mr. Mollenkopf. During Fiscal 2026, none of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board of Directors or the Compensation Committee. In addition, none of the Compensation Committee members:

•	has ever been an officer or employee of the Company, or

•	had a relationship during Fiscal 2026 that is required to be disclosed under SEC rules relating to disclosure of transactions with related persons.

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Compensation Discussion and Analysis

Compensation Discussion and Analysis Table of Contents

Introduction	79

Named Executive Officers	79

Highlights of Fiscal 2026 Performance	79

Executive Compensation Philosophy and Core Objectives	80

Executive Compensation Overview	80

Individual Compensation Components	82

Compensation Governance	90

Introduction

This Compensation Discussion and Analysis is intended to provide our stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles, and the compensation in effect for Fiscal 2026 for our named executive officers (“NEOs”).

Dell Technologies compensation programs are designed to attract, reward, and retain high-quality talent and to provide appropriate incentives for achieving Dell Technologies’ financial goals and strategic objectives. Dell Technologies focuses its programs on both Company and individual performance to create a culture of high achievement that rewards our NEOs and other executive officers for their work in achieving performance objectives and aligns their interests with the interests of our stockholders. We emphasize performance-based variable pay programs to drive our operating results, motivate key talent to achieve our strategic goals, and reward results and contributions. We incorporate time-based incentives to further promote alignment with long-term stockholder value creation, strengthen retention, and motivate our key talent to achieve our operational and strategic goals.

Named Executive Officers

The NEOs for Fiscal 2026 were:

Michael S. Dell Chairman and Chief Executive Officer	David Kennedy Chief Financial Officer	Jeffrey W. Clarke Chief Operating Officer and Vice Chairman	Richard J. Rothberg General Counsel	William F. Scannell President, Global Sales and Customer Operations

As of Fiscal 2027, Mr. Scannell now serves as our President and Chief Customer Officer.

Yvonne McGill, our former Chief Financial Officer, was also an NEO for Fiscal 2026. Ms. McGill resigned from her position as Chief Financial Officer effective September 9, 2025 and terminated employment with the Company on October 31, 2025. Mr. Kennedy was appointed Chief Financial Officer on an interim basis effective September 9, 2025 and on a permanent basis effective November 24, 2025.

Highlights of Fiscal 2026 Performance

During Fiscal 2026, we executed our strategy and delivered exceptional operating results. Throughout the year, we remained focused on our key strategic priorities, building long-term value for our stockholders and meeting our customers’ needs.

We capitalized on the unprecedented pace of technological change by executing across our portfolio, establishing Dell Technologies as the market-leading AI infrastructure provider and positioning the Company to capture the expanding AI opportunity, while maintaining leading market share positions across our other businesses. We accelerated our innovation agenda and continued to deepen relationships with our customers to meet their needs while maintaining our commitment to disciplined capital allocation aligned with our strategic priorities. We generated record cash flow from operations of $11.2 billion and, since initiating our capital allocation framework in Fiscal 2023, have returned $18.3 billion to shareholders through share repurchases and dividends as of the end of Fiscal 2026.

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Our long-range financial framework released in October 2025 reflects our confidence in Dell Technologies’ ability to generate value for stockholders through the AI opportunity that is transforming our Company. We are proud of the strong results delivered in Fiscal 2026 and remain confident that we have the right strategy and leadership team in place to drive long-term shareholder value creation.

Our full-year financial results for Fiscal 2026 included the following highlights:

Net Revenue $113.5B	Operating Income $8.1B	Non-GAAP Operating Income $10.0B

Diluted EPS $8.68	Non-GAAP Diluted EPS $10.30	Shareholder Return $7.5B through share repurchases and dividends

Non-GAAP operating income and non-GAAP diluted earnings per share (“EPS”) are financial measures not calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP financial measure and additional information about our use of non-GAAP financial measures are set forth in Annex B to this proxy statement.

Executive Compensation Philosophy and Core Objectives

Our core compensation objectives reinforce our strong pay-for-performance philosophy and include:

•	aligning the interests of our NEOs and other executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;

•	creating a culture of high achievement by linking pay to Company and individual performance;

•	providing appropriate cash and equity incentives for achieving Dell Technologies’ financial goals and strategic objectives; and

•	providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

Executive Compensation Overview

Elements of Total Compensation Package – The primary components of Dell Technologies’ compensation program for NEOs are base salary, annual incentive bonuses and, except with respect to Mr. Dell, performance-based and time-based equity incentives. We also provide our NEOs with limited benefits and perquisites. Mr. Dell does not receive equity incentives because the Compensation Committee of the Board of Directors (the “Committee”) believes that his interests are appropriately aligned with the interests of our stockholders as a result of his substantial ownership interest in the Company. Dell Technologies designs NEO compensation to be heavily weighted toward at-risk pay and does not target fixed ratios for their compensation components.

The following shows the primary elements of compensation paid to non-CEO NEOs in Fiscal 2026, excluding a one-time performance-based stock option award granted to Mr. Clarke.

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Compensation Component	Purpose	Performance Period	Performance Metric

Base Salary	Provide market-competitive compensation for talent attraction and retention	Annual	—

Annual Cash Bonus	Create culture of high achievement by linking pay to Company and individual short-term performance and promote talent attraction and retention	Annual	Revenue Operating Income
Time-Based RSUs	Promote talent retention and alignment of interests with stockholders	Three years with annual vesting	—
Performance-Based RSUs	Reward short- and long-term Company performance, including relative to peer companies, and promote alignment with interests of stockholders	Three years	Annual revenue Annual operating income Three-year rTSR

(1)

In addition to the primary compensation components, the Committee granted a one-time award of performance-based stock options to Mr. Clarke. This award is described in “– Individual Compensation Components – Equity Incentives” and “Compensation of Executive Officers – Fiscal 2026 Grants of Plan-Based Awards.”

Executive Compensation Determinations – The Committee, composed entirely of independent directors, is responsible for reviewing and approving all elements of compensation for our NEOs, including Mr. Dell. For Fiscal 2026, the Committee approved cash compensation for all NEOs, as well as equity grants for our non-CEO NEOs. In evaluating NEO compensation, the Committee relied on the advice of Pay Governance, its independent compensation consultant, and analysis and recommendations presented by management, as well as on the general knowledge and experience of the Committee’s members.

Process for Evaluating and Determining Executive Officer Compensation – Dell Technologies conducts a thorough evaluation of the performance of each NEO and each other executive officer annually and then makes a determination regarding such officer’s compensation for the current fiscal year.

Dell Technologies measures each NEO’s performance against an annual performance plan that is established at the beginning of the fiscal year, with key performance indicators tied to achieving a holistic set of strategic and operational goals. The annual performance plan includes the factors discussed below.

For Fiscal 2026, after input from management, including the CEO or the Chief Operating Officer, and the human resources department, the Committee approved cash incentive payments for each NEO. When making individual compensation decisions for an executive officer, the Committee considered a variety of factors, including:

•	the annual performance of Dell Technologies and the executive officer’s business unit, if applicable;

•

the executive officer’s individual level of responsibility, performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals, including our modernization efforts and pursuit of key growth opportunities;

•	the executive officer’s historical compensation;

•	internal pay equity; and

•	market practices and retention considerations.

Consideration of Annual Say-On-Pay Results – At our annual meeting of stockholders in 2025, the Fiscal 2025 compensation for our NEOs as disclosed in our proxy statement for that annual meeting received approximately 99% support in our Say-on-Pay advisory vote. Notwithstanding this strong level of support, the Committee continues to discuss our executive compensation program with stockholders, considers support received specifically from our Class C stockholders, and reviews the program for potential areas of enhancement.

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Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Base salaries for each NEO are determined annually by the Committee. The base salaries of our executive officers other than Mr. Dell vary based on each executive officer’s level of responsibility, performance, experience and historical compensation, as well as retention and internal equity considerations. Mr. Dell’s minimum base salary is set forth in his employment agreement and is reviewed annually.

The table below summarizes the annual base salary rate of each NEO for Fiscal 2026. Each of our non-CEO NEOs received base salary increases, which were recommended by management and approved by the Committee based on an evaluation of NEO base salaries in comparison to base salaries of similarly-situated executives at peer companies, and in recognition of each executive’s contributions to the business and achievement of the Company’s strategic objectives. Mr. Kennedy received a base salary increase in connection with his appointment as Chief Financial Officer on a permanent basis. As in prior fiscal years, the Committee honored Mr. Dell’s request that it not consider any increase in his base salary for Fiscal 2026. As a result of payroll processes and, if relevant, proration due to mid-year promotion or termination of employment, the actual base salary paid for the fiscal year may vary from the annual base salary rate approved by the Committee shown below.

Name	Fiscal 2026 Base Salary Rate ($)

Michael S. Dell	950,000

David Kennedy(1)	760,000

Jeffrey W. Clarke	1,183,513

Richard J. Rothberg	810,000

William F. Scannell	970,000

Yvonne McGill	750,000

(1)	The amount shown reflects Mr. Kennedy’s base salary rate from November 24, 2025, the date of his appointment as Chief Financial Officer on a permanent basis, through the end of the fiscal year.

Annual Cash Bonus

In Fiscal 2026, all of Dell Technologies’ executive officers were eligible to receive an annual cash bonus under the Dell Inc. Incentive Bonus Plan (the “IBP”).

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers.

IBP Formula

Base Salary	×	Target Annual Incentive Opportunity	×	Business Performance Modifier	×	Individual Contribution Modifier	=	IBP Payout

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IBP Target Incentive Opportunity

The Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of base salary for the fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual cash bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2026, target annual incentive opportunities for our NEOs were as follows:

Name	Target Annual Incentive Opportunity as Percentage of Base Salary(1)

Michael S. Dell	200%

David Kennedy	100%

Jeffrey W. Clarke	150%

Richard J. Rothberg	100%

William F. Scannell	100%

Yvonne McGill(2)	100%

(1)

The target annual incentives for all our NEOs who were NEOs in Fiscal 2025 remained unchanged from the prior fiscal year. Mr. Kennedy’s target annual incentive opportunity shown here was prorated based on the date of his appointment as Chief Financial Officer on a permanent basis. Eligible earnings used to calculate annual bonuses are based on actual base salary received.

(2)	Ms. McGill terminated employment with the Company prior to the end of the fiscal year and thus was not eligible to receive a bonus payment under the terms of the IBP.

IBP Business Performance Modifier

Each year, the Committee establishes business performance measures, weighting of such measures, and target goals. For Fiscal 2026, the designated business performance measures, weighting, and target goals were designed to drive profitable growth and achieve strategic objectives, including management of operating expenses. The Committee chose to retain the same two business performance measures used for Fiscal 2025, non-GAAP net revenue and non-GAAP operating income, as the Committee believes these are key drivers of long-term value creation. These non-GAAP financial measures were selected for the incentive program as key elements of our long-term financial framework and are not the same as externally reported net revenue or non-GAAP operating income for Dell Technologies, as the IBP measures exclude the results of certain business operations and non-GAAP operating income for purposes of the IBP is presented before any IBP adjustment. The targets for the IBP were intended to be “stretch” goals that could not be easily achieved. Fiscal 2026 target values were set above Fiscal 2025 target values and actual Fiscal 2025 performance outcomes. The Committee retains discretion to adjust IBP measures and consider such other factors as it deems appropriate, including macroeconomic conditions and significant corporate transactions.

The Fiscal 2026 IBP goals were as follows:

Performance Measures	Weighting	Threshold	Plan (Target)	Above Plan(1)	Results

Non-GAAP Net Revenue(2)	50%	$92.1B	$102.3B	$125.9B	$111.8B

Non-GAAP Operating Income(3)	50%	$8.6B	$9.6B	$11.8B	$10.2B

IBP modifier	—	67%	100%	175%	126%

(1)	For Fiscal 2026, there was no cap on the IBP business performance modifier, which was established to increase on a linear basis for performance above target.

(2)

For purposes of the IBP, non-GAAP net revenue is calculated by adjusting Dell Technologies’ net revenue as computed in accordance with GAAP to exclude the results of certain business operations. As a result of this adjustment, non-GAAP net revenue for this purpose is not the same as externally reported net revenue for Dell Technologies.

(3)

For purposes of the IBP, non-GAAP operating income is calculated by adjusting Dell Technologies’ operating income as computed in accordance with GAAP to exclude the impact of amortization of intangibles, stock-based compensation expense and other corporate expenses, and the results of certain business operations. As a result of the adjustment to exclude the results of certain business operations, non-GAAP operating income for this purpose is not the same as externally reported non-GAAP operating income for Dell Technologies. Non-GAAP operating income for purposes of the IBP is presented before any IBP adjustment.

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IBP Individual Contribution Modifier

The Committee considers each NEO’s personal performance and role in driving corporate performance in determining such executive officer’s bonus amount, assigning each NEO an individual contribution modifier from 0% to 150% following the end of each fiscal year.

For Fiscal 2026, in accordance with Mr. Dell’s request, the Committee set Mr. Dell’s individual contribution modifier at 100%, consistent with the level for prior fiscal years and did not consider an increase in that level. In determining individual contribution modifiers for our other NEOs for Fiscal 2026, the Committee considered such factors as achievement of financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. As discussed above under “– Executive Compensation Overview – Process for Evaluating and Determining Executive Officer Compensation,” management’s recommendations to the Committee were based on progress towards these objectives, as set forth in each executive officer’s annual performance plan. The Committee does not place specific weightings on any particular objective but assigns each individual executive officer an individual contribution modifier based on its judgment using a holistic assessment of the officer’s performance.

IBP Payouts for Fiscal 2026

Following the end of Fiscal 2026, the Committee approved bonus payments to our NEOs who remained employed by the Company at the end of the fiscal year. The following table shows the business performance and individual contribution modifiers and the corresponding bonus amounts for each NEO. Cash bonus payments are calculated based on actual base salaries paid, which may vary from the base salary rates listed above.

Name	Target IBP ($)		Business Performance Modifier (%)	Individual Contribution Modifier (%)	Bonus Payment ($)

Michael S. Dell	1,900,000		126	100	2,394,000

David Kennedy	345,679	(1)	126	120	522,667

Jeffrey W. Clarke	1,757,963		126	125	2,768,791

Richard J. Rothberg	806,157		126	110	1,117,333

William F. Scannell	965,385		126	100	1,216,385

Yvonne McGill(2)	N/A		N/A	N/A	N/A

(1)	Mr. Kennedy’s target amount is based on his salary and target annual incentive opportunity in effect before and after his appointment as Chief Financial Officer on a permanent basis.

(2)	Ms. McGill terminated employment with the Company prior to the end of the fiscal year and thus was not eligible to receive a bonus payment under the terms of the IBP.

Equity Incentives

Overview

Aligning the interests of our NEOs with those of our stockholders is a core compensation objective of Dell Technologies. For our non-CEO NEOs, we offer equity incentive opportunities as the most significant component of their total target compensation in furtherance of this objective as well as to create a culture of high performance and enhance our ability to attract and retain executive talent. The vesting provisions of our time-based and performance-based restricted stock units (“RSUs”) are designed to encourage retention and align the interests of our NEOs with those of our stockholders.

Mr. Dell did not receive any equity-based compensation from the Company for Fiscal 2026. The Committee believes that Mr. Dell is appropriately incentivized and his interests are appropriately aligned with the interests of our stockholders based on his substantial ownership interest in the Company.

In Fiscal 2026, all of our other NEOs were granted time-based and performance-based RSUs. Information about Fiscal 2026 equity awards can be found in the Fiscal 2026 Grants of Plan-Based Awards table under “Compensation of Executive Officers.”

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Performance-based RSUs are eligible to vest on the three-year anniversary of the grant date, based on achievement measured against a combination of:

•	annual financial performance measures, which are defined each year during the three-year period (collectively weighted 50%); and

•

relative total shareholder return (“rTSR”), which we define as the cumulative total shareholder return measured against a peer group of companies belonging to the Standard & Poor’s 500 Information Technology Index over a three-year performance period (also weighted 50%).

We believe that our use of this index to calculate rTSR promotes transparency and consistency and allows for accurate measurement of the performance of the Company, as one of the technology sector’s leading enterprises, against a broad industry standard.

Fiscal 2026 time-based RSUs granted to our NEOs are eligible to vest ratably over a three-year period, assuming continued service, except that Mr. Clarke’s time-based RSU award vests over three years in the following increments: 20% on the first anniversary of the grant date, 30% on the second anniversary of the grant date, and 50% on the third anniversary of the grant date, in each case subject to continued service. This award is intended to continue to align Mr. Clarke’s long-term interests with those of our stockholders given the importance of his role to our continued progress in attaining our strategic objectives.

In connection with Mr. Kennedy’s appointments as interim and, subsequently, permanent CFO, the Committee granted Mr. Kennedy two time-based RSU awards, one award to vest 20% on the first anniversary of the grant date, 30% on the second anniversary of the grant date, and 50% on the third anniversary of the grant date, and the other award to vest ratably over a three year period, in both cases subject to continued service. These awards recognized Mr. Kennedy’s expanded responsibilities and critical leadership during a key transition period and supported continuity in financial leadership while establishing a meaningful equity position that aligns his interests with those of our stockholders. In future periods, Mr. Kennedy’s compensation will be heavily performance-based, consistent with the compensation of our other non-CEO NEOs.

Performance-based RSUs have a maximum vesting opportunity of up to 200% of the target number of shares. There is no guaranteed level of payout, so if performance is below the threshold across each of the performance measures, the entire amount of performance-based RSUs could be forfeited. We believe our use of three one-year performance periods for financial performance measures in combination with a full three-year rTSR measure appropriately balances the challenging cyclicality and volatility of our market, while still effectively aligning the compensation of our NEOs with the Company’s short-term and long-term financial goals and long-term shareholder value creation.

Special Performance-Based Stock Option Award

In addition to the annual equity incentives described above, on September 30, 2025, the Committee awarded to Mr. Clarke a one-time performance-based stock option award to purchase 2,500,000 shares of the Company’s Class C common stock that cliff vests on March 15, 2031, subject to achievement of a market capitalization performance goal and an adjusted free cash flow performance goal, and continued employment through the vesting date.

The Committee’s decision to grant Mr. Clarke a one-time performance-based stock option award reflects its strong conviction in his leadership and central role in positioning Dell Technologies for long-term success. As Vice Chairman and Chief Operating Officer, Mr. Clarke is responsible for leading the Company’s business operations, shaping Dell Technologies’ strategic agenda, and driving execution across the organization. Under his leadership, Dell Technologies has accelerated growth across its portfolio, driving profitability while maintaining the strength of its core businesses, and continues to navigate a complex macroeconomic environment with operational discipline and build the infrastructure necessary to compete and succeed over the long-term. The Committee recognized the importance of retaining and incentivizing Mr. Clarke at this critical point in Dell Technologies’ strategic evolution, given his instrumental role in leading Dell Technologies’ transformation and delivering on strategic objectives to generate significant long-term value for stockholders.

In keeping with the Committee’s goals and overarching compensation philosophy, the structure of the award was designed to promote sustained and durable performance and align Mr. Clarke’s incentives even further with those of Dell Technologies’ stockholders. The Committee believes several features of the award appropriately reflect this intent and achieve these objectives:

–	the award is entirely performance-based and will not vest unless Dell Technologies achieves specified growth-oriented market capitalization and adjusted free cash flow goals;

–

the selected performance metrics reflect direct measures of stockholder value creation and capital efficiency, focusing Mr. Clarke’s incentives on outcomes that are aligned with the interests of our long-term investors; and

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–	the award cliff vests on March 15, 2031, more than five years following the grant date, requiring sustained performance and continued service over a meaningful multi-year horizon.

The Committee established the market capitalization and adjusted free cash flow performance goals after a rigorous goal-setting process informed by the Company’s long-range strategic plan, macroeconomic conditions, and competitive benchmarking. The goals were set at levels the Committee believes are challenging but achievable, requiring meaningful growth and operational execution over the performance period.

See “Compensation of Executive Officers – Fiscal 2026 Grants of Plan-Based Awards” for additional information on this award.

The following tables present information about the performance-based RSUs granted to our NEOs in Fiscal 2026, Fiscal 2025 and Fiscal 2024.

Fiscal 2026 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)				Percentage of Target Financial Funding
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results

Year 1 (Fiscal 2026)

Non-GAAP Net Revenue(2)	25%	92.1	102.3	117.6	111.8	144%(4)
Non-GAAP Operating Income(3)	25%	8.6	9.6	11.0	9.9

Funding Percentage		50%	100%	200%

(1)	Financial performance goals for Fiscal 2026 were approved by the Committee in March 2025.

(2)

For Fiscal 2026, non-GAAP net revenue is calculated by adjusting Dell Technologies’ net revenue as computed in accordance with GAAP to exclude the results of certain business operations. As a result of this adjustment, non-GAAP net revenue for this purpose is not the same as externally reported net revenue for Dell Technologies.

(3)

For Fiscal 2026, non-GAAP operating income is calculated by adjusting Dell Technologies’ operating income as computed in accordance with GAAP to exclude the impact of amortization of intangibles, stock-based compensation expense and other corporate expenses, and the results of certain business operations. As a result of the adjustment to exclude the results of certain business operations, non-GAAP operating income for this purpose is not the same as externally reported non-GAAP operating income for Dell Technologies.

(4)

Each modifier is applicable to one-sixth of the Fiscal 2026 awards, reflecting a 50% weighting of annual financial performance measures for each of the three one-year performance periods. A corresponding number of RSUs will be eligible to vest on March 15, 2028, subject to continued service.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

rTSR achievement below the 25th percentile funds at 0% of target.

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Fiscal 2025 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)				Percentage of Target Financial Funding
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results

Year 1 (Fiscal 2025)

Non-GAAP Net Revenue	20%	83.1	92.4	106.3	92.0	121%(4)
Non-GAAP Operating Income	30%	7.3	8.1	9.3	8.5

Year 2 (Fiscal 2026)

Non-GAAP Net Revenue(2)	25%	92.1	102.3	117.6	111.8	144%(4)
Non-GAAP Operating Income(3)	25%	8.6	9.6	11.0	9.9

Funding Percentage		50%	100%	200%

(1)	Financial performance goals for Fiscal 2026 were approved by the Committee in March 2025.

(2)	For Fiscal 2026, non-GAAP net revenue is calculated in the manner specified in note (2) to the Annual Financial Performance Measures table under “Fiscal 2026 Performance-Based RSUs” above.

(3)	For Fiscal 2026, non-GAAP operating income is calculated in the manner specified in note (3) to the Annual Financial Performance Measures table under “Fiscal 2026 Performance-Based RSUs” above.

(4)

Each modifier is applicable to one-sixth of the Fiscal 2025 awards, reflecting a 50% weighting of annual financial performance measures for each year of the three one-year performance periods. A corresponding number of RSUs will be eligible to vest on March 15, 2027, subject to continued service.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

rTSR achievement below the 25th percentile funds at 0% of target.

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Fiscal 2024 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)				Percentage of Target Financial Funding
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results

Year 1 (Fiscal 2024)

Non-GAAP Net Revenue	25%	75.1	83.5	96.0	82.8	116%(4)
Non-GAAP Operating Income	25%	6.7	7.4	8.5	7.8

Year 2 (Fiscal 2025)

Non-GAAP Net Revenue	20%	83.1	92.4	106.3	92.0	121%(4)
Non-GAAP Operating Income	30%	7.3	8.1	9.3	8.5

Year 3 (Fiscal 2026)

Non-GAAP Net Revenue(2)	25%	92.1	102.3	117.6	111.8	144%(4)
Non-GAAP Operating Income(3)	25%	8.6	9.6	11.0	9.9

Funding Percentage		50%	100%	200%

(1)	Financial performance goals for Fiscal 2026 were approved by the Committee in March 2025.

(2)	For Fiscal 2026, non-GAAP net revenue is calculated in the manner specified in note (2) to the Annual Financial Performance Measures table under “Fiscal 2026 Performance-Based RSUs” above.

(3)	For Fiscal 2026, non-GAAP operating income is calculated in the manner specified in note (3) to the Annual Financial Performance Measures table under “Fiscal 2026 Performance-Based RSUs” above.

(4)

Each modifier is applicable to one-sixth of the Fiscal 2024 awards, reflecting a 50% weighting of annual financial performance measures for each year of the three one-year performance periods. A corresponding number of performance-based RSUs vested on March 15, 2026.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

rTSR achievement below the 25th percentile funds at 0% of target.

rTSR Goal Attainment

	88th percentile	200%

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Other Compensation Components

Benefits and Perquisites

Dell Technologies provides limited benefits and perquisites to its executive officers. Our executive officers participate in our broad-based employee benefit programs on the same terms as other employees. Benefits provided to our NEOs generally include participation in a nonqualified deferred compensation plan, a 401(k) plan with matching company contributions, and our standard employee health and welfare benefits. In addition, consistent with our compensation philosophy, we provide certain perquisites and other personal benefits that we believe are reasonable, competitive, and consistent with our business needs, including those described below.

•

Annual Physical – Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, subject to an annual maximum payment of $5,000 per person.

•

Technical Support – Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•

Security – Dell Technologies provides security services for certain executive officers. These services are informed by, and are periodically modified in light of, an independent third-party security assessment. We believe these services are appropriate and necessary to address the safety and security risks associated with the roles and public profiles of certain executive officers and, accordingly, we treat the related costs as a business expense. Mr. Dell reimburses the Company for costs related to personal security protection provided to Mr. Dell and his family.

•

Financial Counseling and Tax Preparation Services – Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) of up to $12,500 annually. Other executive officers are entitled to reimbursement of up to $15,000 annually for financial counseling services (including tax preparation).

•

Travel Expenses – Dell Technologies pays for reasonable travel expenses for an executive officer’s spouse or domestic partner to attend Dell Technologies-sponsored events if the travel is at the Company’s request.

Dell Technologies also pays for incremental costs related to the personal use of non-commercial aircraft, including corporate aircraft owned, chartered or leased by Dell Technologies, for our non-CEO NEOs when such travel occurs. We maintain a written policy governing aircraft use that allows for personal use of non-commercial aircraft by executives in limited circumstances and with appropriate prior approvals. The value of any personal use of a non-commercial aircraft by our non-CEO NEOs or their guests is imputed as income, in accordance with applicable tax regulations. Dell Technologies does not provide any tax gross-ups for such imputed income. For additional information regarding the methodology used to determine the incremental cost and to value personal use of non-commercial aircraft for purposes of the Fiscal 2026 Summary Compensation Table, see the applicable footnote to the “All Other Compensation” column of such table under “Compensation of Executive Officers.”

From time to time, Mr. Dell uses a private aircraft that is owned by a limited liability company owned by Mr. Dell and his spouse and operated by an unaffiliated third-party flight services company, for business travel related to Dell Technologies. The Company leases this aircraft for Mr. Dell’s Company-related business travel, and the cost is paid for by the Company. Mr. Dell also owns a fractional interest (through a limited liability company owned by him and his spouse) in another aircraft, which he periodically uses for business travel. The cost of Company-related business travel by Mr. Dell on this fractionally-owned aircraft is paid for by the Company. The value of any incremental personal travel by Mr. Dell or his guests is imputed as income, in accordance with applicable tax regulations.

Mr. Clarke is eligible to use a non-commercial aircraft in which he has an interest for business travel. The cost of Company-related business travel by Mr. Clarke on such aircraft is reimbursed by the Company. The Company did not reimburse any non-commercial aircraft expenses in Fiscal 2026.

•

Other – Executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) Plan. For additional information about these plans, see “Compensation of Executive Officers – Other Benefit Plans.” Executive officers are also eligible to participate in activity rewards and healthy rewards programs and earn amounts thereunder on the same terms and conditions as other employees.

For more information about Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Transactions With Related Persons – Transactions With Michael S. Dell and Other Related Persons.”

Dell Technologies / 2026 Proxy Statement / 89

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Compensation Governance
Compensation Risk Oversight
Dell Technologies undertakes an annual review of the Company’s material compensation processes, policies and programs for all employees across the following categories: compensation mix; short-term and long-term incentive plan design; performance measures; relationship between performance and payouts; recoupment policies; ownership requirements and severance or change in control policies under the executive compensation program; and oversight. The Company reports its annual review findings to the Committee. Based on the most recent annual review, the Committee determined that the Company’s material compensation processes, policies and programs do not encourage unnecessary or excessive risk-taking, manipulation of financial measures to impact personal financial rewards, or behavior that focuses on short-term results at the expense of long-term value creation.
Stock Ownership Guidelines
The Board of Directors has not adopted stock ownership requirements for our directors or executive officers. The Board of Directors and the Committee believe that the design of Dell Technologies’ equity compensation program for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders. Additionally, the Board believes Mr. Dell’s substantial ownership in the Company adequately reflects his full alignment with the long-term performance of Dell Technologies.
Practices for Timing of Equity Awards
Dell Technologies follows a consistent approach in the timing of its equity awards. The Committee’s practice is to approve equity awards to the NEOs and other executive officers on an annual basis at the Committee’s first meeting each fiscal year, which is typically held in March and scheduled at least one year in advance. The Committee’s first meeting is typically held after Dell Technologies announces its financial results for the preceding fiscal year and the fourth quarter of that year. The Committee also may occasionally grant equity awards outside of the annual grant cycle for new hires, promotions, retention or other purposes. Dell Technologies has no program, plan or practice to time the grant of equity awards relative to the release of material nonpublic information.
Securities Trading Policy
Dell Technologies has adopted and maintains a securities trading policy governing the purchase, sale and other disposition of its Class C common stock and other securities by its directors, officers, employees and other designated persons. We believe our securities trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards applicable to Dell Technologies. We have filed a copy of our securities trading policy as Exhibit 19 to our annual report on Form
10-K.
It is the policy of Dell Technologies to engage in transactions in its own securities in compliance with insider trading laws, rules and regulations.

Dell Technologies
 / 2026 Proxy Statement /

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

Policy on Hedging Transactions and Pledging of Securities

Our securities trading policy referred to above prohibits certain activities relating to specified securities. In addition to our directors, officers and other employees, the policy also generally applies to family members who reside with any director or employee, any other person who lives in the director’s or employee’s household, and any other family members whose transactions in securities are directed by, or subject to the influence or control of, the director or employee, as well as entities, such as a corporation, partnership or trust, controlled by the director or employee.

The activities prohibited by the policy include (1) hedging and monetization transactions that would permit any such person to continue to own the securities without the full risks and rewards of ownership, (2) transactions in put options, call options or other derivative securities on an exchange or in any other organized market and (3) the holding of the securities in a margin account or other pledging of the securities as collateral for a loan. The policy prohibits hedging and monetization transactions without regard to the means by which they are accomplished, whether through the use of financial instruments such as prepaid variable forwards, equity swaps, collars or exchange funds or otherwise, including short sales, option positions and pledges arising from certain types of hedging transactions.

The foregoing provisions of the securities trading policy apply to transactions in all securities, including equity securities, issued by Dell Technologies, that are held by any person covered by the policy. Equity securities subject to the policy include awards granted under equity compensation plans, as well as derivative securities that are not issued by the foregoing entities, such as exchange-traded put or call options or swaps relating to those entities’ securities.

The administrator of the policy has the discretion, on a case-by-case basis and in appropriate circumstances, to waive or modify the restrictions and prohibitions on the hedging and other transactions described above.

Recoupment of Compensation

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the NEOs, based on financial results during the period subject to the restatement and, to the extent practicable under applicable law or as required by the Company’s recovery policy described below, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

The Company has an executive compensation recoupment (the “recovery policy”) that complies with the NYSE listing standard adopted in accordance with Exchange Act Rule 10D-1. Under the recovery policy, which the Company has filed as an exhibit to its annual report on Form 10-K, if the Company is required to prepare an accounting restatement, it must recover from any current or former executive officer incentive-based compensation that was erroneously awarded during the three years before the date on which the restatement was required. The recoverable amount is calculated as the amount of incentive-based compensation received in excess of the amount that otherwise would have been received if such compensation had been determined based on the restated financial measure. The Company’s recoupment obligation is subject to limited impracticability exceptions authorized under the NYSE standard.

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement With Michael S. Dell

Mr. Dell’s employment is subject to an employment agreement with Dell Technologies and its wholly-owned subsidiary Dell Inc. pursuant to which Mr. Dell serves as Chief Executive Officer and as Chairman of the Board of Directors of Dell Technologies. Under the employment agreement, Mr. Dell may resign for any or no reason or the Board of Directors may terminate him at any time for “cause” (as defined below). In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason.

Under the employment agreement, Mr. Dell is entitled to an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase but not decrease. Further, as discussed under “–Individual Compensation Components – Other Compensation Components – Benefits and Perquisites,” Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse) up to $5,000 per person and all business travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell and his family with business-related security protection.

Dell Technologies / 2026 Proxy Statement / 91

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Mr. Dell is subject to a covenant of indefinite duration not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•	the conviction of Mr. Dell for a felony resulting in his incarceration; or

•

the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•	a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•

any person, entity or group (other than Mr. Dell, the SLP stockholders (as defined in Annex A to this proxy statement) or certain related parties) becoming the beneficial owner of capital stock representing 50% or more of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•

any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own capital stock representing a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such a transaction.

Severance and Change-in-Control Arrangements With Other Named Executive Officers

Each of the other NEOs, consisting of Messrs. Kennedy, Clarke, Rothberg and Scannell, has entered into a Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement with Dell Technologies pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a cash severance payment equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable as soon as practicable following termination of employment and the remainder will be payable on the one-year anniversary of such termination, subject to the executive’s execution and non-revocation of a severance agreement and release of claims. Each of the agreements obligates the executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provides that the executive may not use or disclose certain confidential information of Dell Technologies as set forth in the agreement at any time during or after the executive’s employment. Ms. McGill was a party to this agreement at the time of her termination of employment in Fiscal 2026.

Unvested equity awards will be forfeited upon termination of employment, except in the case of termination due to death or disability or with respect to the performance-based option awards granted to Mr. Clarke, the disability of his spouse. The award agreements do not provide an exception to this treatment in the case of a termination of employment following a change in control of Dell Technologies. In the case of termination due to death or disability, the outstanding, unvested portion of such NEO’s time-based awards and the portion of such NEO’s performance-based awards for which performance has been determined will vest immediately and the portion of such NEO’s performance-based awards for which performance has not been determined will vest immediately at the target level. In connection with Ms. McGill’s termination of employment on October 31, 2025, Dell Technologies entered into a Separation Agreement and Release with Ms. McGill that provides for a general release and waiver of claims against Dell Technologies and a severance payment, which is described under “Compensation of Executive Officers – Payments Upon Termination of Employment or Change in Control.”

Dell Technologies believes that these severance benefits help it to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these benefits.

Under the Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements, “cause” generally is defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or

•	a determination by senior management that the executive violated laws relating to the workplace environment.

Dell Technologies / 2026 Proxy Statement / 92

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Under the Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements, “good reason” generally is defined as any of the following events, if in each case not timely cured:

•	a material reduction in base salary;

•	a material adverse change in title or reduction in authority, duties or responsibilities; or

•	a change in the executive’s principal place of work of more than 25 miles.

Under the Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements, “change in control” is generally defined to include any of the following events:

•

the sale or disposition, in one or a series of related transactions, to any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders (as defined for purposes of the agreements) or any of their respective affiliates or to any person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of Dell Technologies;

•

any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective affiliates or any person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Dell Technologies common stock, other than as a result of any merger or consolidation that does not constitute a change in control pursuant to the event immediately set forth below;

•

any merger or consolidation of Dell Technologies with or into any other person, unless the holders of the Dell Technologies common stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

•

prior to an initial public offering of the Class C common stock that is registered under the Securities Act of 1933, the Sponsor Stockholders and their respective affiliates cease to have the ability to cause the election of that number of members of the Board who would collectively have the right to vote a majority of the aggregate number of votes represented by all of the members of the Board, and any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders and their respective affiliates or any person or group in which any of the foregoing is a member, beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board than the shares of outstanding voting stock which the Sponsor Stockholders and their respective affiliates collectively beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

For more information about potential payments to Mr. Dell under his employment agreement and to Messrs. Kennedy, Clarke, Rothberg and Scannell under their severance agreements, see “Compensation of Executive Officers – Payments Upon Termination of Employment or Change in Control.”

Dell Technologies / 2026 Proxy Statement / 93

Compensation of Executive Officers

Fiscal 2026 Summary Compensation Table

The following table summarizes the total compensation paid or granted for the fiscal years indicated by Dell Technologies to the following persons, each of whom was an executive officer of Dell Technologies during Fiscal 2026:

•	Michael S. Dell, who served as our principal executive officer

•	David Kennedy, who served as our principal financial officer from September 9, 2025

•	Yvonne McGill, who served as our principal financial officer until September 9, 2025

•	Jeffrey W. Clarke, Richard J. Rothberg and William F. Scannell, who are our three other most highly compensated executive officers

See “Compensation Discussion and Analysis – Executive Compensation Overview” above for a description of our executive compensation program necessary for an understanding of the information disclosed in this table.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Michael S. Dell Chairman and Chief Executive Officer	2026	950,000		—		—	2,394,000	38,209	3,382,209
	2025	950,000		—		—	2,090,000	52,256	3,092,256
	2024	950,000		—		—	2,033,000	47,405	3,030,405

David Kennedy Chief Financial Officer	2026	514,000	(6)	5,673,398	(7)(8)	—	522,667	17,944	6,728,009

Jeffrey W. Clarke Chief Operating Officer and Vice Chairman	2026	1,171,975		17,927,761	(7)	132,400,000	2,768,791	63,092	154,331,619
	2025	1,096,974		21,526,384		—	2,262,509	216,415	25,102,282
	2024	1,025,820		23,034,304		—	2,140,373	47,063	26,247,560

Richard J. Rothberg General Counsel	2026	806,157		8,224,918	(7)	—	1,117,333	48,177	10,196,585
	2025	780,404		9,663,410		—	944,289	57,316	11,445,419
	2024	749,635		5,262,949		—	882,320	62,062	6,956,966

William F. Scannell President, Global Sales and Customer Operations	2026	965,385		9,083,536	(7)	—	1,216,385	96,673	11,361,979
	2025	933,847		11,154,063		—	924,509	85,283	13,097,702
	2024	892,308		7,438,194		—	1,145,724	100,588	9,576,814

Yvonne McGill Former Chief Financial Officer	2026	569,231	(9)	5,854,937	(7)	—	—	2,095,964	8,520,132
	2025	692,308		5,611,716		—	837,693	54,882	7,196,599
	2024	583,970	(10)	5,464,532		—	580,650	47,479	6,676,631

(1)

Stock award values represent performance-based and time-based RSUs. To estimate the fair value of performance-based RSUs containing a market condition, the Company uses the Monte Carlo valuation model. The assumptions used to calculate this type of fair value are incorporated herein by reference to Note 16 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 30, 2026, filed with the SEC on March 16, 2026. The fair value of all other stock awards is generally based on the closing price of the Class C common stock as reported on the NYSE on the grant date or the trade date immediately preceding the grant date if the grant date falls on a non-trading day. Dividend equivalent rights accrue on RSUs and are included in the calculation of grant date fair value. Dividend equivalent rights are paid when the underlying RSUs vest.

Dell Technologies / 2026 Proxy Statement / 94

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(2)

In comparison to the stock award values presented in the “Stock Awards” column, the table below shows the value of stock awards assuming the highest level of performance conditions is achieved, calculated using the closing price of the Class C common stock as reported on the NYSE on the grant date or the trade date immediately preceding the grant date if the grant date falls on a non-trading day.

Name	Year	Stock Awards ($)

Michael S. Dell	2026	—
	2025	—
	2024	—

David Kennedy	2026	6,240,521

Jeffrey W. Clarke	2026	28,896,454
	2025	31,711,376
	2024	29,454,840

Richard J. Rothberg	2026	13,307,027
	2025	14,204,892
	2024	8,260,940

William F. Scannell	2026	14,934,470
	2025	17,039,857
	2024	11,667,711

Yvonne McGill	2026	9,016,036
	2025	7,418,524
	2024	5,979,527

(3)

Option award values represent the grant date fair value of performance-based stock options granted during the year, computed in accordance with ASC Topic 718. These options vest on March 15, 2031, subject to achievement of a market capitalization performance goal measured from September 30, 2025 through January 31, 2031 and an adjusted free cash flow performance goal measured from October 31, 2025 through January 31, 2031. To estimate the fair value of these performance-based stock options, the Company uses the Monte Carlo valuation model. The assumptions used to calculate the fair value included an expected term of 7.7 years, an expected volatility assumption of 44%, a risk-free interest rate of 3.9%, and an expected dividend yield of 1.6%.

(4)	Amounts represent annual cash bonus payments under the IBP.

(5)	See the “All Other Compensation Table” below for additional detail.

(6)

Amount reflects the combined amount of Mr. Kennedy’s salary before his appointment as Chief Financial Officer on a permanent basis effective November 24, 2025 and his prorated salary at his increased base salary rate from the date of such appointment through the end of Fiscal 2026.

(7)

Stock awards represent March 2025 grants consisting of (a) time-based RSUs, (b) performance-based RSUs based on the rTSR goal for the three-year period from Fiscal 2026 through Fiscal 2028, and (c) performance-based RSUs based on goals for Fiscal 2026 non-GAAP net revenue and non-GAAP operating income. Stock awards also include portions of performance-based RSUs granted in March 2024 and March 2023 based on Fiscal 2026 non-GAAP net revenue and non-GAAP operating income.

(8)

For Mr. Kennedy, stock awards also include a time-based RSU award granted in September 2025 in connection with Mr. Kennedy’s appointment as interim Chief Financial Officer and a time-based RSU award granted in November 2025 in connection with Mr. Kennedy’s appointment as Chief Financial Officer on a permanent basis.

(9)	Amount represents prorated salary for Fiscal 2026 through Ms. McGill’s last day with the Company.

(10)

Amount reflects the combined amount of Ms. McGill’s salary before her appointment as Chief Financial Officer and her prorated salary at her increased base salary rate from the date of her appointment as Chief Financial Officer through the end of Fiscal 2024.

Dell Technologies / 2026 Proxy Statement / 95

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All Other Compensation Table

The following table summarizes the information included in the “All Other Compensation” column for Fiscal 2026 in the Fiscal 2026 Summary Compensation Table.

Name	Air Travel(1) ($)	Retirement Plans Matching Contribution ($)	Severance Payments(2) ($)	Benefit Plans ($)	Annual Physical ($)	Security ($)	Imputed Income(3) ($)	Other ($)		Total ($)

Michael S. Dell	—	3,773	—	11,484	—	—	22,952	—		38,209

David Kennedy	—	8,723	—	1,875	3,550	—	—	3,796	(4)	17,944

Jeffrey W. Clarke	—	7,788	—	11,484	7,100	8,453	2,174	26,093	(5)	63,092

Richard J. Rothberg	—	7,615	—	11,484	9,422	4,125	—	15,531	(6)	48,177

William F. Scannell	57,072	7,638	—	11,484	—	1,300	19,179	—		96,673

Yvonne McGill	—	4,808	2,062,500	5,678	7,100	2,022	8,156	5,700	(7)	2,095,964

(1)

Represents the value of personal use of non-commercial aircraft. The value of such use is based on the aggregate incremental cost to the Company determined on a per flight basis and includes the cost of fuel used, the hourly cost of aircraft maintenance, landing fees, trip-related hangar and parking costs, and crew-related costs. The incremental cost does not include “deadhead” flights (a return flight on which no passenger was on board). There was $5,834 in associated costs for deadhead flights for Fiscal 2026.

(2)

Represents a lump-sum payment to Ms. McGill under the Separation Agreement and Release and Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement she entered into in connection with her termination of employment. This amount excludes $750,000 payable in Fiscal 2027 subject to compliance with the terms of the Separation Agreement and Release.

(3)

Represents the incremental cost of personal travel or travel by spouses and attendance by the executive officers and spouses at Dell Technologies-sponsored events, as applicable. For additional information, see “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites.”

(4)	Represents tax and financial planning expenses of $3,000, fitness program reimbursements of $500, earnings under activity rewards programs of $200 and earnings under healthy rewards programs of $96.

(5)

Represents contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,000, tax and financial planning expenses of $15,000, fitness program reimbursements of $500, earnings under activity rewards programs of $570 and earnings under healthy rewards programs of $23.

(6)	Represents tax and financial planning expenses of $15,000, fitness program reimbursements of $500 and earnings under healthy rewards programs of $31.

(7)

Represents contribution by Dell Technologies to match the executive officer’s charitable contribution of $5,000, fitness program reimbursements of $500 and earnings under activity rewards programs of $200.

Dell Technologies / 2026 Proxy Statement / 96

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Fiscal 2026 Grants of Plan-Based Awards

The following table sets forth certain information about grants of plan-based awards that Dell Technologies made to the NEOs in Fiscal 2026. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Annual Cash Bonus” and “– Equity Incentives.”

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of Award(1)	Grant Date	Award Date(2)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael S. Dell	IBP	—	—	—	1,900,000	—	—	—	—	—		—		—	—

David Kennedy	IBP	—	—	—	345,679	—	—	—	—	—		—		—	—
	PSU-rTSR(5)	3/15/2025	3/15/2025	—	—	—	1,307	2,613	5,226	—		—		—	303,186
	PSU-FIN(6)	3/15/2025	3/15/2025	—	—	—	436	871	1,742	—		—		—	83,329
	PSU-FIN(6)	3/15/2025	3/15/2024	—	—	—	390	779	1,558	—		—		—	74,527
	PSU-FIN(6)	3/15/2025	3/15/2023	—	—	—	1,111	2,221	4,442	—		—		—	212,483
	RSU	3/15/2025	—	—	—	—	—	—	—	5,226(7)		—		—	499,971
	RSU	9/30/2025	—	—	—	—	—	—	—	10,580(8)		—		—	1,499,927
	RSU	11/24/2025	—	—	—	—	—	—	—	23,581	(9)	—		—	2,999,975

Jeffrey W. Clarke	IBP	—	—	—	1,757,963	—	—	—	—	—		—		—	—
	PSU-rTSR(5)	3/15/2025	3/15/2025	—	—	—	28,353	56,705	113,410	—		—		—	6,579,481
	PSU-FIN(6)	3/15/2025	3/15/2025	—	—	—	9,451	18,901	37,802	—		—		—	1,808,259
	PSU-FIN(6)	3/15/2025	3/15/2024	—	—	—	8,450	16,900	33,800	—		—		—	1,616,823
	PSU-FIN(6)	3/15/2025	3/15/2023	—	—	—	17,107	34,213	68,426	—		—		—	3,273,158
	RSU	3/15/2025	—	—	—	—	—	—	—	48,605	(10)	—		—	4,650,040
	Options	9/30/2025	9/30/2025	—	—	—	—	—	—	—		2,500,000	(11)	141.77	132,400,000

Richard J. Rothberg	IBP	—	—	—	806,157	—	—	—	—	—		—		—	—
	PSU-rTSR(5)	3/15/2025	3/15/2025	—	—	—	12,804	25,608	51,216	—		—		—	2,971,296
	PSU-FIN(6)	3/15/2025	3/15/2025	—	—	—	4,268	8,536	17,072	—		—		—	816,639
	PSU-FIN(6)	3/15/2025	3/15/2024	—	—	—	3,816	7,632	15,264	—		—		—	730,153
	PSU-FIN(6)	3/15/2025	3/15/2023	—	—	—	8,398	16,795	33,590	—		—		—	1,606,778
	RSU	3/15/2025	—	—	—	—	—	—	—	21,951	(7)	—		—	2,100,052

William F. Scannell	IBP	—	—	—	965,385	—	—	—	—	—		—		—	—
	PSU-rTSR(5)	3/15/2025	3/15/2025	—	—	—	13,170	26,340	52,680	—		—		—	3,056,230
	PSU-FIN(6)	3/15/2025	3/15/2025	—	—	—	4,390	8,780	17,560	—		—		—	839,983
	PSU-FIN(6)	3/15/2025	3/15/2024	—	—	—	3,925	7,850	15,700	—		—		—	751,010
	PSU-FIN(6)	3/15/2025	3/15/2023	—	—	—	11,897	23,793	47,586	—		—		—	2,276,276
	RSU	3/15/2025	—	—	—	—	—	—	—	22,578	(7)	—		—	2,160,037

Yvonne McGill	PSU-rTSR(5)	3/15/2025	3/15/2025	—	—	—	10,975	21,950	43,900	—		—		—	2,546,859
	PSU-FIN(6)	3/15/2025	3/15/2025	—	—	—	3,658	7,316	14,632	—		—		—	699,922
	PSU-FIN(6)	3/15/2025	3/15/2024	—	—	—	2,835	5,670	11,340	—		—		—	542,449
	PSU-FIN(6)	3/15/2025	3/15/2023	—	—	—	1,389	2,777	5,554	—		—		—	265,676
	RSU	3/15/2025	—	—	—	—	—	—	—	18,815(7)		—		—	1,800,031

(1)	Of the awards shown in the table:

•	“IBP” refers to the Dell Inc. Incentive Bonus Plan.

•	“PSU-rTSR” refers to Fiscal 2026 performance-based restricted stock units eligible to vest based on achievement measured against the rTSR performance goal for Fiscal 2026-2028.

•	“PSU-FIN” refers to performance-based restricted stock units eligible to vest based on achievement measured against financial performance goals for Fiscal 2026.

Dell Technologies / 2026 Proxy Statement / 97

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

•	“RSU” refers to time-based restricted stock units.

•

“Options” refers to performance-based stock options eligible to vest based on achievement against a market capitalization performance goal measured from September 30, 2025 through January 31, 2031 and an adjusted free cash flow performance goal measured from October 31, 2025 through January 31, 2031.

(2)

This column reflects the effective date as of which the Committee approved all material terms of each grant of performance-based restricted stock units or stock options, except performance targets for subsequent fiscal years, which were approved at the later date reflected in the “Grant Date” column. For financial reporting purposes, awards are measured at fair value on the grant date as defined by FASB ASC Topic 718.

(3)

Each NEO participated in the IBP. Ms. McGill, who terminated employment with the Company on October 31, 2025, was not eligible to receive an award under the terms of the plan. The Fiscal 2026 business performance modifier was 126%. An individual contribution modifier was also applied for each NEO.

(4)

These columns reflect the threshold, target and maximum shares for PSUs with a Fiscal 2026 grant date. The threshold number of shares is 50% of the target number of shares and the maximum number of shares is 200% of the target number of shares. For more information about these performance-based restricted stock units, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Fiscal 2026 Performance-Based RSUs.”

(5)

The amounts shown represent the shares subject to PSU-rTSR awards that may be eligible to vest based on rTSR for Fiscal 2026-2028. The grant date fair value is $116.03 and was determined utilizing a Monte Carlo valuation model. Grants awarded to Ms. McGill were cancelled as of October 31, 2025, when her employment with the Company terminated.

(6)

The amounts shown represent the shares subject to PSU-FIN awards that may be eligible to vest upon achievement of the financial performance goals of non-GAAP net revenue and non-GAAP operating income for Fiscal 2026 only. The grant date fair value is $95.67 and was based on the closing price of the Class C common stock as reported on the NYSE on March 14, 2025. Achievement was certified by the Committee as 144% of the target number of shares covered by the awards based on performance for Fiscal 2026. The Fiscal 2027 financial performance goals were approved by the Committee in March 2026 and will be presented in the proxy statement for the 2027 annual meeting of stockholders. The Fiscal 2028 financial targets, for the March 2025 award, will be approved by the Committee in Fiscal 2028 and will be presented in the proxy statement for the 2028 annual meeting of stockholders. Grants awarded to Ms. McGill were cancelled as of October 31, 2025, when her employment with the Company terminated.

(7)

One-third of these RSUs vested on March 15, 2026 and the remaining two-thirds will vest in equal installments on March 15, 2027 and March 15, 2028, subject to continued service. Grants awarded to Ms. McGill were cancelled as of October 31, 2025, when her employment with the Company terminated.

(8)

Effective September 30, 2025, the Committee granted to Mr. Kennedy RSUs, 20% of which will vest on September 30, 2026, 30% of which will vest on September 30, 2027, and 50% of which will vest on September 30, 2028, subject to continued service.

(9)

Effective November 24, 2025, the Committee granted to Mr. Kennedy RSUs, which will vest in three equal installments on November 24, 2026, November 24, 2027 and November 24, 2028, subject to continued service.

(10)	Of these RSUs, 20% vested on March 15, 2026, 30% will vest on March 15, 2027 and 50% will vest on March 15, 2028, subject to continued service.

(11)

The amount shown represents the shares subject to performance-based stock options that may be eligible to vest based on achievement of a market capitalization performance goal measured from September 30, 2025 through January 31, 2031 and an adjusted free cash flow performance goal measured from October 31, 2025 through January 31, 2031. The weighted-average grant date fair value is $52.96 per share and was determined utilizing a Monte Carlo valuation model. The stock options expire ten years after the grant date.

Dell Technologies / 2026 Proxy Statement / 98

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

Fiscal 2026 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information about outstanding stock awards held as of the end of Fiscal 2026 by the NEOs. No amounts are reflected for Ms. McGill because her unvested equity awards were forfeited upon her termination of employment on October 31, 2025.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Award Date and Award Type	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)

Michael S. Dell	—	—	—	—	—	—	—		—	—		—

David Kennedy	—	—	—	—	—	3/15/2023 RSU	4,443	(2)	508,457	—		—

	—	—	—	—	—	3/15/2023 PSU-FIN	8,463	(3)	968,506	—		—

	—	—	—	—	—	3/15/2023 PSU-rTSR	13,328	(4)	1,525,256	—		—

	—	—	—	—	—	3/15/2024 RSU	3,115	(5)	356,481	—		—

	—	—	—	—	—	3/15/2024 PSU-FIN	2,063	(6)	236,090	778	(6)	89,034

	—	—	—	—	—	3/15/2024 PSU-rTSR	—		—	2,336	(7)	267,332

	—	—	—	—	—	3/15/2025 RSU	5,226	(8)	598,063	—		—

	—	—	—	—	—	3/15/2025 PSU-FIN	1,254	(9)	143,508	1,742	(9)	199,354

	—	—	—	—	—	3/15/2025 PSU-rTSR	—		—	2,613	(10)	299,032

	—	—	—	—	—	9/30/2025 RSU	10,580	(11)	1,210,775	—		—

	—	—	—	—	—	11/24/2025 RSU	23,581	(12)	2,698,610	—		—
	—	—	—	—	—	Total	72,053		8,245,746	7,469		854,752

Jeffrey W. Clarke	—	—	2,500,000	141.77	9/30/2035	3/15/2023 RSU	29,325	(2)	3,355,953	—		—

						3/15/2023 RSU	159,957	(2)	18,305,479	—		—

	—	—	—	—	—	3/15/2023 PSU-FIN	130,350	(3)	14,917,254	—		—

	—	—	—	—	—	3/15/2023 PSU-rTSR	205,278	(4)	23,492,014	—		—

	—	—	—	—	—	3/15/2024 RSU	34,766	(13)	3,978,621	—		—

	—	—	—	—	—	3/15/2024 PSU-FIN	44,786	(6)	5,125,310	16,900	(6)	1,934,036

	—	—	—	—	—	3/15/2024 PSU-rTSR	—		—	50,700	(7)	5,802,108

	—	—	—	—	—	3/15/2025 RSU	48,605	(14)	5,562,356	—		—

	—	—	—	—	—	3/15/2025 PSU-FIN	27,217	(9)	3,114,713	37,804	(9)	4,326,290

	—	—	—	—	—	3/15/2025 PSU-rTSR	—		—	56,705	(10)	6,489,320

	—	—	—	—	—	Total	680,284		77,851,700	162,109		18,551,754

Richard J. Rothberg	—	—	—	—	—	3/15/2023 RSU	14,396	(2)	1,647,478	—		—

	—	—	—	—	—	3/15/2023 PSU-FIN	63,988	(3)	7,322,787	—		—

	—	—	—	—	—	3/15/2023 PSU-rTSR	100,772	(4)	11,532,348	—		—

	—	—	—	—	—	3/15/2024 RSU	13,083	(5)	1,497,219	—		—

	—	—	—	—	—	3/15/2024 PSU-FIN	20,225	(6)	2,314,549	7,632	(6)	873,406

	—	—	—	—	—	3/15/2024 PSU-rTSR	—		—	22,897	(7)	2,620,333

	—	—	—	—	—	3/15/2025 RSU	21,951	(8)	2,512,072	—		—

	—	—	—	—	—	3/15/2025 PSU-FIN	12,291	(9)	1,406,582	17,073	(9)	1,953,834

	—	—	—	—	—	3/15/2025 PSU-rTSR	—		—	25,608	(10)	2,930,580
	—	—	—	—	—	Total	246,706		28,233,035	73,210		8,378,153

Dell Technologies / 2026 Proxy Statement / 99

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Award Date and Award Type	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)

William F. Scannell	—	—	—	—	—	3/15/2023 RSU	20,394	(2)	2,333,889	—		—

	—	—	—	—	—	3/15/2023 PSU-FIN	90,652	(3)	10,374,215	—		—

	—	—	—	—	—	3/15/2023 PSU-rTSR	142,760	(4)	16,337,454	—		—

	—	—	—	—	—	3/15/2024 RSU	13,457	(5)	1,540,019	—		—

	—	—	—	—	—	3/15/2024 PSU-FIN	20,803	(6)	2,380,695	7,850	(6)	898,354

	—	—	—	—	—	3/15/2024 PSU-rTSR	—		—	23,551	(7)	2,695,176

	—	—	—	—	—	3/15/2025 RSU	22,578	(8)	2,583,826	—		—

	—	—	—	—	—	3/15/2025 PSU-FIN	12,643	(9)	1,446,865	17,560	(9)	2,009,566

	—	—	—	—	—	3/15/2025 PSU-rTSR	—		—	26,340	(10)	3,014,350

	—	—	—	—	—	Total	323,287		36,996,963	75,301		8,617,446

(1)

These dollar amounts shown are determined by multiplying the number of shares or units of stock that have not vested shown in the table by $114.44, the closing price of Class C common stock as reported on the NYSE on January 30, 2026, the last trading day of Dell Technologies’ fiscal year.

(2)	These RSUs vested on March 15, 2026.

(3)	Following the certification of the final achievement measurement, these PSU-FIN awards vested on March 15, 2026.

(4)	Based on the achievement of the rTSR performance goal for the period February 4, 2023 to January 30, 2026, 200% of the target PSU-rTSR awards vested on March 15, 2026.

(5)	One-half of these RSUs vested on March 15, 2026 and the remaining RSUs will vest on March 15, 2027, subject to continued service.

(6)	These PSU-FIN awards will vest on March 15, 2027, subject to achievement of annual financial performance goals and continued service.

(7)	These PSU-rTSR awards will vest on March 15, 2027, subject to achievement of rTSR performance goals for the Fiscal 2025-2027 period and continued service.

(8)	One-third of the units subject to these RSUs vested on March 15, 2026 and the remaining two-thirds will vest in equal installments on March 15, 2027 and March 15, 2028, subject to continued service.

(9)	These PSU-FIN awards will vest on March 15, 2028, subject to achievement of annual financial performance goals and continued service.

(10)	These PSU-rTSR awards will vest on March 15, 2028, subject to achievement of rTSR performance goals for the Fiscal 2026-2028 period and continued service.

(11)	Of these RSUs, 20% will vest on September 30, 2026, 30% will vest on September 30, 2027 and 50% will vest on September 30, 2028, subject to continued service.

(12)	One-third of the units subject to these RSUs will vest in equal installments on each of November 24, 2026, November 24, 2027 and November 24, 2028, subject to continued service.

(13)	Of these RSUs, 13,037 vested on March 15, 2026 and the remaining units will vest on March 15, 2027, subject to continued service.

(14)	Of these RSUs, 20% vested on March 15, 2026, 30% will vest on March 15, 2027 and 50% will vest on March 15, 2028, subject to continued service.

Dell Technologies / 2026 Proxy Statement / 100

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

Fiscal 2026 Option Exercises and Stock Vested

The following table sets forth information about vesting of restricted stock units during Fiscal 2026 for each of the NEOs on an aggregate basis. There were no option exercises by NEOs during Fiscal 2026.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Michael S. Dell	—	—

David Kennedy	22,643	2,166,256

Jeffrey W. Clarke	379,840	36,339,293

Richard J. Rothberg	113,130	10,823,147

William F. Scannell	170,160	16,279,207

Yvonne McGill	56,182	6,218,783

(1)

Represents the closing price of our Class C common stock as reported on the NYSE on the trading date immediately preceding the vesting date, multiplied by the number of shares of stock vesting on the applicable vesting date.

Stock Incentive Plan

Equity awards issued prior to June 20, 2023 were granted under the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019) (the “2013 SIP”) and are subject to the terms of that plan. Equity awards issued on or after June 20, 2023 have been or will be granted under the Dell Technologies Inc. 2023 Stock Incentive Plan (the “Stock Incentive Plan”).

The Committee acts as the administrator of the Stock Incentive Plan.

The purpose of the Stock Incentive Plan is to aid Dell Technologies in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of the Company by providing incentives through the granting of stock-based awards with respect to shares of Class C common stock and the granting of cash-denominated awards.

The Stock Incentive Plan authorizes the issuance of an aggregate of up to approximately 103.3 million shares of the Company’s Class C common stock, including (a) 50.0 million shares that were authorized for offering and issuance under the Stock Incentive Plan, (b) approximately 7.0 million shares that remained available for issuance under the 2013 SIP as of the effective date of the Stock Incentive Plan, and (c) up to approximately 46.3 million shares subject to awards outstanding under the 2013 SIP as of the effective date of the Stock Incentive Plan that are available for issuance if the awards subsequently expire or terminate prior to exercise or settlement. As of January 30, 2026, there were approximately 45 million shares of Class C common stock available for future grants under the Stock Incentive Plan.

Employees, consultants, non-employee directors, and other service providers of the Company and its affiliates approved by the Committee are eligible to receive stock awards under the Stock Incentive Plan, subject to certain limits provided by law with respect to the granting of incentive stock options. The Committee has the full authority to determine who will be granted awards under the Stock Incentive Plan.

The Stock Incentive Plan provides for the grant of any of the following types of stock awards (or any combination thereof): options to purchase shares (incentive or nonqualified); stock appreciation rights to acquire shares; or other stock-based awards providing for the delivery of shares. Other stock-based awards the Company may grant include restricted stock, restricted stock units, deferred stock units and dividend equivalent rights.

Awards are subject to transfer restrictions set forth in the Stock Incentive Plan.

If Dell Technologies undergoes a change in control, as defined in the Stock Incentive Plan, the Committee, at its discretion, may accelerate the vesting or cause any restrictions to lapse with respect to outstanding awards, may cancel such awards for fair value, or may provide for the issuance of substitute awards.

Dell Technologies / 2026 Proxy Statement / 101

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

Subject to limitations specified in the Stock Incentive Plan, the Board of Directors may amend or terminate the Stock Incentive Plan. Unless earlier terminated, the Stock Incentive Plan will terminate ten years following its effective date, but any awards outstanding under the Stock Incentive Plan as of the termination date will remain outstanding in accordance with their terms.

Other Benefit Plans

401(k) Retirement Plan

During Fiscal 2026, all NEOs were eligible to participate in the Dell Inc. 401(k) Plan and receive matching contributions of up to 6% of the participant’s eligible compensation, up to a maximum amount for the Dell Inc. 401(k) Plan year. Participants in the Dell Inc. 401(k) Plan may invest their contributions and the matching contributions in a variety of investment choices.

Deferred Compensation Plan

Dell Technologies maintains a nonqualified deferred compensation plan pursuant to which designated managerial or highly compensated employees, including the NEOs, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses that they otherwise would have received when earned.

Dell Technologies does not make any matching or other contributions under the plan. The plan is intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Amounts deferred are credited with earnings from investments selected by the employee from a preselected collection of unaffiliated investment funds identified by the Company. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plan for the NEOs for Fiscal 2026.

Fiscal 2026 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Michael S. Dell	62,115	—	646	—	62,761

David Kennedy	—	—	—	—	—

Jeffrey W. Clarke	—	—	—	—	—

Richard J. Rothberg	—	—	378,590	868,935	1,689,272

William F. Scannell	—	—	1,259	—	32,364

Yvonne McGill	—	—	—	—	—

(1)

The aggregate earnings reflect the deduction of an annual administrative fee of $36 for calendar year 2025. The annual administrative fee did not apply for Mr. Dell, whose contributions began in calendar year 2026.

Payments Upon Termination of Employment or Change in Control

Actual Payments Upon Employment Termination of NEO

Ms. McGill resigned from her position of Chief Financial Officer effective September 9, 2025 and terminated employment with the Company on October 31, 2025. Under the terms of her Separation Agreement and Release and her Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement with the Company, she is entitled to a severance payment in the amount of $2,250,000, of which $1,500,000 was paid upon her termination of employment and $750,000 will be paid on the one-year anniversary of her employment termination date. Ms. McGill also received an additional lump-sum cash payment of $562,500 under these agreements in lieu of any bonus payments she may have otherwise received.

Dell Technologies / 2026 Proxy Statement / 102

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

In addition, under the Company’s compensation policies and arrangements, Ms. McGill received payment of her accrued and unpaid salary through her termination date, and all of the outstanding equity awards held by Ms. McGill as of her employment termination date were forfeited.

Potential Payments Upon Specified Events

In accordance with Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements entered into with Dell Technologies, severance payments are due to our non-CEO NEOs if the executive’s employment is terminated without “cause” or if the executive resigns for “good reason” (each as defined in the severance agreement), subject to the executive’s execution and non-revocation of a severance agreement and release of claims, compliance with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and the executive’s commitment not to use or disclose certain confidential information of Dell Technologies at any time during or after the executive’s employment. In connection with any actual termination of employment with or without cause or change-in-control transaction, Dell Technologies may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate. Acceleration of equity awards occurs only in the event of a termination upon a non-CEO NEO’s death or disability, as set forth in the applicable equity award agreement.

For information about the events that constitute a “change in control,” or “cause” or “good reason” under these agreements, see “Compensation Discussion and Analysis – Compensation Governance – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements With Other Named Executive Officers.”

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis – Compensation Governance – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement With Michael S. Dell.”

The following table sets forth the amount of cash compensation and equity acceleration that each NEO employed on January 30, 2026 would have received under existing plans and arrangements if one of the events described in the table had occurred on January 30, 2026, based on the NEO’s compensation as of such date and, if applicable, based on the amount of outstanding equity awards held by the NEO as of such date and the fair market value as of such date of the Class C common stock. The actual amounts that would be paid upon an NEO’s termination of employment, including in connection with a change in control, can be determined only at the time of any such event, and any actual benefits, and actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the NEO’s current position and salary, the amount of stock-based awards held by the NEO and the fair market value of the Class C common stock.

Name	Severance payment(1) ($)	Acceleration benefit upon death or disability(2) ($)	Acceleration upon change in control ($)	Acceleration upon change in control and qualifying termination ($)	Acceleration upon qualifying termination ($)

Michael S. Dell	—	—	—	—	—

David Kennedy	2,280,000	9,319,536	—	—	—

Jeffrey W. Clarke	3,550,541	100,145,626	—	—	—

Richard J. Rothberg	2,430,000	37,980,701	—	—	—

William F. Scannell	2,910,001	47,395,739	—	—	—

(1)	Represents estimated severance payments payable by Dell Technologies on termination without “cause” or for “good reason.”

(2)

Represents the value of unvested restricted stock units that are subject to vesting acceleration in the event of death or permanent disability, based on the closing price of $114.44 of the Class C common stock on January 30, 2026 as reported on the NYSE. Also includes accrued cash value of any related dividend equivalent rights. The performance option award for Mr. Clarke has an exercise price of $141.77 and was underwater at fiscal year-end and thus no value is included in the table above.

Dell Technologies / 2026 Proxy Statement / 103

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

Pay Ratio Disclosure

For Fiscal 2026, as determined under Item 402(u) of the SEC’s Regulation S-K:

•	the annual total compensation for our CEO was $3,382,209;

•	the annual total compensation for our median employee excluding our CEO was $78,796; and

•	the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation was 43 to 1.

The Company believes that there have not been any changes to our employee population, our employee compensation arrangements, or the Fiscal 2024 median employee’s circumstances that would result in a significant change to our pay ratio disclosure. As a result, even though the Company reduced its headcount during Fiscal 2026, we used the same median employee used for our Fiscal 2024 pay ratio calculation to calculate our Fiscal 2026 pay ratio. As our median employee was on a leave of absence for a portion of Fiscal 2026, we used the median employee’s annualized salary for the pay ratio calculation.

To identify our median employee, we calculated the annual total target cash compensation of each employee as of January 22, 2024 for the 12-month period that ended on February 2, 2024. Total target cash compensation for this purpose consisted of base salary and target annual bonus and commission incentive and was calculated using internal human resources records. For our employees who were paid in currency other than U.S. dollars, these amounts were converted into U.S. dollars at the applicable exchange rate on January 22, 2024. We annualized the compensation for full-time and part-time employees who were not employed by us for all of Fiscal 2024. We did not make cost-of-living adjustments or any other assumptions, adjustments or estimates.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Dell Technologies / 2026 Proxy Statement / 104

Pay Versus Performance Disclosure

Pursuant to Item 402(v) of Regulation
S-K,
we provide the following disclosure regarding executive compensation for our CEO, who is our principal executive officer, and our non-CEO
NEOs, as well as certain performance measures and results for our five most recent fiscal years. The Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years presented. See “
Compensation Discussion and Analysis
” for information about the pay decisions made with respect to NEO compensation for Fiscal 2026.
Pay Versus Performance

Year	Summary compensation table total for CEO ($)	Compensation actually paid to CEO ($)	Average summary compensation table total for non-CEO named executive officers ($)	Average compensation actually paid to non-CEO named executive officers ($)	Value of initial fixed $100 investment based on:		Net income (in millions) ($)	Company- selected performance measure: Non-GAAP operating income (in millions) ($)	Additional important performance measure: Non-GAAP net revenue (in millions) ($)
					Total shareholder return ($)	Peer group total shareholder return ($)
(a)	(b) (1)	(c) (2)	(d) (3)(4)	(e) (3)(4)	(f)	(g) (5)	(h) (6)	(i) (7)	(j) (8)

Fiscal 2026	3,382,209	3,382,209	38,227,665	33,235,181	339.99	256.43	5,936	9,943	111,812

Fiscal 2025	3,092,256	3,092,256	14,210,501	26,007,501	302.09	204.12	4,576	8,549	91,987

Fiscal 2024	3,030,405	3,030,405	10,177,912	27,663,124	247.98	164.32	3,372	8,007	82,811

Fiscal 2023	2,809,352	2,809,352	11,632,812	(5,076,520)	118.27	111.16	2,422	8,877	96,580

Fiscal 2022	3,467,347	3,467,347	22,477,881	48,769,297	152.52	123.12	5,707	8,104	95,841

(1)
Michael S. Dell was our CEO for each of the fiscal years presented (the “covered years”). Amounts shown are the amounts reported for the CEO in the “Total” column of the Summary Compensation Table (“SCT”) for the covered years.

(2)
Because Mr. Dell does not receive any equity grants under our compensation program, and because no pension benefits are payable to him, the amounts shown for compensation actually paid to the CEO for each covered year are the same as the compensation reported for Mr. Dell for each such year in the “Total” column of the SCT.

(3)
For Fiscal 2026, the
non-CEO
NEOs consisted of David Kennedy, Jeffrey W. Clarke, Richard J. Rothberg, William F. Scannell and Yvonne McGill. For Fiscal 2025, the
non-CEO
NEOs consisted of Ms. McGill, Mr. Clarke, Mr. Rothberg and Mr. Scannell. For Fiscal 2024, the
non-CEO
NEOs consisted of Ms. McGill, Mr. Clarke, Mr. Rothberg, Mr. Scannell, Thomas W. Sweet and Anthony Charles Whitten. For Fiscal 2023 and Fiscal 2022, the
non-CEO
NEOs consisted of Mr. Sweet, Mr. Clarke, Mr. Scannell and Mr. Whitten.

(4)
Average compensation actually paid to
non-CEO
NEOs reflects the following adjustments to the SCT amounts for stock awards reported for those NEOs for Fiscal 2026. There were no pension benefits reported for any NEO for Fiscal 2026.

Fiscal 2026

Non-CEO NEOs	See note (3)

SCT total compensation ($) (a)	38,227,665

Less: stock award and option award values reported in the SCT for the covered year ($) (a)	(35,832,910)

Plus: fair value of stock awards and option awards granted in the covered year ($) (b)	30,124,766

Change in fair value of outstanding unvested stock awards and option awards from prior years ($) (b)	3,698,720

Change in fair value of stock awards and option awards from prior years that vested in the covered year ($) (c)	(1,002,838)

Less: fair value of stock awards and option awards granted in prior years forfeited in the covered year	(1,980,222)

Compensation actually paid ($)	33,235,181

Dell Technologies
 / 2026 Proxy Statement /

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

(a)	Grant date fair values of stock awards reported in the SCT are calculated based on the following:

•
for time-based RSUs, the closing price of the Class C common stock as of the grant date as reported on the NYSE (or on the trading date immediately preceding the grant date, if the grant date occurs on a non-trading
day);

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, a Monte Carlo valuation model to simulate the probabilities of achievement as of the grant date;

•
for performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock as of the accounting grant date as reported on the NYSE, assuming target performance; and

•	for performance-based stock options, a Monte Carlo valuation model to simulate the probabilities of achievements as of the grant date.

(b)	At each fiscal year-end, the fair value of stock awards granted and adjustments to stock award fair values are calculated based on the following:

•	for time-based RSUs, the closing price of the Class C common stock as of fiscal year-end as reported on the NYSE;

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, a Monte Carlo simulation model to determine the fair values of such performance-based RSUs as of fiscal year-end;

•
for performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock as of fiscal year-end
as reported on the NYSE and the related accrued performance modifier as of fiscal year-end;
and

•	for performance-based stock options, a Monte Carlo simulation model to determine the fair values of such performance-based stock options as of fiscal year-end.

For grants made prior to January 28, 2022,
year-end
fair values were adjusted as these grants were not entitled to dividend equivalent rights. For grants made after January 28, 2022, year-end
fair values include accrued dividend equivalents.

(c)	Adjustments for vested stock award fair values are calculated based on the following:

•	for time-based RSUs, the closing price of the Class C common stock on the trading date immediately preceding the vesting date as reported on the NYSE;

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, the closing price of the Class C common stock on the trading date immediately preceding the vesting date as reported on the NYSE and the related realized performance modifier; and

•
for performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock on the trading date immediately preceding the vesting date as reported on the NYSE and the related realized performance modifier.

For grants made after January 28, 2022, fair values include accrued dividend equivalents.

(5)	Peer group total shareholder return represents the cumulative total shareholder return of the S&P 500 Information Technology Index.

(6)
As reported in our annual report on Form
10-K
for the fiscal year ended January 31, 2025, the Company’s consolidated financial statements were revised for the fiscal year ended February 2, 2024 to correct for the overstatement of cost of net revenue to the consolidated statements of income, net of the related tax effect, and the corresponding amounts affecting the consolidated statements of financial position. This resulted in a $177 million revision to net income for Fiscal 2024.

(7)
We determined
non-GAAP
operating income was the most important performance measure used to link Company performance to compensation actually paid to our CEO and the average compensation actually paid to our non-CEO
NEOs for Fiscal 2026.
Non-GAAP
operating income is calculated by adjusting Dell Technologies’ GAAP operating income to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses, stock-based compensation expense and other corporate expenses, and the results of certain business operations. As a result of the adjustment to exclude the results of certain business operations, non-GAAP
operating income for this purpose is not the same as externally reported non-GAAP
operating income for Dell Technologies.

(8)
We present
non-GAAP
net revenue as an additional performance measure that is used to link Company performance to compensation actually paid to our CEO and the average compensation actually paid to our non-CEO
NEOs. We define
non-GAAP
net revenue as net revenue calculated and reported in accordance with GAAP and adjusted to exclude purchase accounting adjustments, as applicable in certain years, and the results of certain business operations. As a result of this adjustment to exclude the results of certain business operations, non-GAAP
net revenue for this purpose is not the same as externally reported non-GAAP
net revenue for Dell Technologies.

Discussion of Information Presented in Pay Versus Performance Table
We utilize a number of performance measures to align NEO compensation with Company performance. However, not all such measures are presented in the pay versus performance table above. In this section, we discuss the relationship between the compensation actually paid to our CEO and average compensation actually paid to our non-CEO
NEOs for the last five fiscal years and the Company performance measures shown in the pay versus performance table.

Dell Technologies
 / 2026 Proxy Statement /

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

Compensation Actually Paid to our CEO and Pay Versus Performance Measures
The following chart shows the compensation actually paid to our CEO in relation to our total shareholder return (“TSR”) for each fiscal year presented, as well as our TSR compared to our peer group TSR for each such fiscal year.
CEO Compensation Actually Paid and Company TSR

The following chart shows the compensation actually paid to our CEO in relation to our net income and non-GAAP
operating income for each fiscal year presented.
CEO Compensation Actually Paid and Net Income and Non-GAAP Operating Income

Dell Technologies
 / 2026 Proxy Statement /

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

The following chart shows the compensation actually paid to our CEO in relation to our non-GAAP
net revenue for each fiscal year presented.
CEO Compensation Actually Paid and Non-GAAP Net Revenue

Mr. Dell does not receive equity awards as a part of his compensation package. As a result, his compensation is not affected by the Dell Technologies stock price as reflected in our TSR. A significant portion of Mr. Dell’s annual compensation is in the form of cash payable under our Incentive Bonus Plan, as discussed under “
Compensation Discussion and Analysis – Individual Compensation Components – Annual Cash Bonus
,” which is tied to achievement of the Company’s
non-GAAP
net revenue and
non-GAAP
operating income targets.
The decline in Mr. Dell’s compensation actually paid from Fiscal 2022 to Fiscal 2023 and the increase in his compensation actually paid from Fiscal 2023 to Fiscal 2026 resulted from the Company’s performance against its Incentive Bonus Plan financial targets for those fiscal years.

Dell Technologies
 / 2026 Proxy Statement /

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

Average Compensation Actually Paid to our
Non-CEO
NEOs and Pay Versus Performance Measures
The following chart shows the average compensation actually paid to our non-CEO
NEOs in relation to our TSR for each fiscal year presented, as well as our TSR compared to our peer group TSR for each such fiscal year.
Non-CEO NEO Average Compensation Actually Paid and Company TSR

The following chart shows the average compensation actually paid to our non-CEO
NEOs in relation to our net income and
non-GAAP
operating income for each fiscal year presented.
Non-CEO NEO Average Compensation Actually Paid and
Net Income and Non-GAAP Operating Income

Dell Technologies
 / 2026 Proxy Statement /

Summary Information	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Compensation Committee Report	Compensation Committee Interlocks and Insider Participation	Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure

The following chart shows the average compensation actually paid to our non-CEO
NEOs in relation to our
non-GAAP
net revenue for each fiscal year presented.
Non-CEO NEO Average Compensation Actually Paid and
Non-GAAP Net Revenue

A significant portion of
non-CEO
NEO compensation is represented by equity awards. Year-over-year changes in average compensation actually paid are generally driven by changes in the Company’s stock price, performance against its compensation-related financial targets, rTSR performance, and changes in non-CEO
NEO composition. The decrease in the Company’s stock price during Fiscal 2023 was largely as a result of stock market volatility in connection with macroeconomic uncertainty.
Most Important Financial Performance Measures
We set forth below the three financial performance measures that represented the most important measures used to link compensation actually paid to our CEO and average compensation actually paid to our non-CEO
NEOs (as calculated in accordance with Item 402(v) of Regulation
S-K)
to Company performance for Fiscal 2026.

Financial Performance Measures

Non-GAAP Operating Income

Non-GAAP Net Revenue

Relative TSR
As discussed in “
Compensation Discussion and Analysis
,” these measures, calculated as described in that discussion, were used to evaluate the performance of our NEOs under our incentive plans and to incentivize the NEOs to increase long-term value for our stockholders.

Dell Technologies
 / 2026 Proxy Statement /

Equity Compensation Plan Information

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2026.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)

Equity compensation plans approved by security holders	21,680,799	$129.96	44,666,479

Equity compensation plans not approved by security holders	—	—	—

Total:	21,680,799	$129.96	44,666,479

(1)

The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2026, with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock that were issuable upon the exercise or settlement of outstanding options, time-based and performance-based RSUs, and deferred stock units (“DSUs”) granted under the 2013 SIP or, after approval thereof by stockholders on June 20, 2023, the Stock Incentive Plan. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 2,768,428 options to purchase Class C common stock, 14,070,638 time-based RSUs that may be settled in Class C common stock, 4,719,743 performance-based RSUs that may be settled in Class C common stock and 121,990 time-based DSUs that may be settled in Class C common stock.

(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs or DSUs, as RSUs and DSUs have no exercise price.

(3)

The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, time-based and performance-based RSUs and DSUs, and other types of equity awards authorized under the Stock Incentive Plan. The maximum number of shares of Class C common stock issuable under the Stock Incentive Plan (subject to adjustment under the plan) is 103,343,265, which may be issued in the form of any such awards.

Dell Technologies / 2026 Proxy Statement / 111

Report of the Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.

Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.

The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended January 30, 2026;

•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•

received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•

based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended January 30, 2026, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William D. Green, Chair

David J. Grain

Lynn Vojvodich Radakovich

Dell Technologies / 2026 Proxy Statement / 112

Security Ownership of Certain Beneficial Owners and Management

The following table presents as of April 27, 2026, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2026 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our current directors and executive officers as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

We are authorized under our certificate of incorporation to issue shares of the following series of common stock that were outstanding as of April 27, 2026:

•	600,000,000 shares of Class A common stock, of which 276,744,341 shares were issued and outstanding as of April 27, 2026;

•	200,000,000 shares of Class B common stock, of which 47,789,758 shares were issued and outstanding as of April 27, 2026; and

•	7,900,000,000 shares of Class C common stock, of which 325,034,188 shares were issued and outstanding as of April 27, 2026.

The Class C common stock is registered under the Exchange Act and listed on the NYSE. No other series of our common stock is registered under the Exchange Act or listed on any securities exchange.

The calculation of beneficial ownership is made in accordance with SEC rules. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU or DSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, any holder of Class A common stock or Class B common stock has the right at any time to convert all or any of the shares of such Class A common stock or Class B common stock into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.

Dell Technologies / 2026 Proxy Statement / 113

Equity Compensation Plan Information	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

The percentage of beneficial ownership as to any person as of April 27, 2026 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 27, 2026, by the sum of the number of shares outstanding as of April 27, 2026 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 27, 2026. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by the beneficial owners in SEC filings or otherwise, have sole voting and investment power with respect to the shares shown.

	Class A Common Stock		Class B Common Stock		Class C Common Stock		Percentage Ownership of All Outstanding Dell Technologies Common Stock
Name of Beneficial Owner	Number	Percent(1)	Number	Percent(1)	Number	Percent(1)

Executive Officers and Directors:

Michael S. Dell(2)	246,834,081	89.2%	—	—	18,840,608	5.8%	40.9%

David Kennedy	—	—	—	—	143,896	*	*

Jeffrey W. Clarke(3)	—	—	—	—	1,826,802	*	*

David W. Dorman(4)	—	—	—	—	119,516	*	*

Egon Durban(5)	—	—	—	—	1,360,242	*	*

David Grain(6)	—	—	—	—	24,884	*	*

William D. Green(7)	—	—	—	—	47,619	*	*

Ellen J. Kullman(8)	—	—	—	—	108,246	*	*

Steven M. Mollenkopf(9)	—	—	—	—	9,942	*	*

Lynn Vojvodich Radakovich(10)	—	—	—	—	100,765	*	*

Richard J. Rothberg	—	—	—	—	147,691	*	*

William F. Scannell	—	—	—	—	—	*	*

Yvonne McGill(11)	—	—	—	—	183,687	*	*

All directors and current executive officers as a group (15 persons)(12)	246,834,081	89.2%	—	—	23,108,352	7.1%	41.5%
Other Stockholders:

SLD Trust(13)	29,890,896	10.8%	—	—	1,380,000	*	4.8%

SLP Stockholders(14)	—	—	47,789,758	100%	134,596	*	7.4%

Vanguard Capital Management(15)	—	—	—	—	22,512,097	6.9%	3.5%

BlackRock, Inc.(16)	—	—	—	—	22,819,963	7.0%	3.5%

*	Less than 1%.

(1)

Represents the percentage of Class A common stock, Class B common stock or Class C common stock beneficially owned by each stockholder included in the table based on the number of shares of each such series outstanding as of April 27, 2026 and without giving effect to the conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock, as described in the introduction to this table.

(2)

The shares of Class A common stock and Class C common stock shown as beneficially owned by Mr. Dell do not include 29,890,896 shares of Class A common stock and 1,380,000 shares of Class C common stock, respectively, beneficially owned by Susan Lieberman Dell Separate Property Trust (the “SLD Trust”) and Susan L. Dell, of which Mr. Dell may be deemed the beneficial owner, and includes 2,682,335 shares of Class C common stock beneficially owned by the Michael & Susan Dell Foundation. Mr. Dell’s address is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.

(3)

The shares of Class C common stock shown as beneficially owned by Mr. Clarke include 200,000 shares of Class C common stock held by family trusts of which Mr. Clarke and his spouse serve as co-managing trustees, as to which Mr. Clarke has shared voting power and shared dispositive power.

Dell Technologies / 2026 Proxy Statement / 114

Equity Compensation Plan Information	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

(4)

The shares of Class C common stock shown as beneficially owned by Mr. Dorman include 1,587 shares of Class C common stock that Mr. Dorman may acquire upon the vesting of restricted stock units within 60 days after April 27, 2026 and 16,252 shares of Class C common stock issuable pursuant to deferred stock units.

(5)	The shares of Class C common stock shown as beneficially owned by Mr. Durban include 46,753 shares held by a family trust.

(6)

The shares of Class C common stock shown as beneficially owned by Mr. Grain include 24,884 shares of Class C common stock issuable pursuant to deferred stock units that are vested or will vest within 60 days after April 27, 2026.

(7)	The shares of Class C common stock shown as beneficially owned by Mr. Green include 6,810 deferred stock units that are vested or will vest within 60 days after April 27, 2026.

(8)

The shares of Class C common stock shown as beneficially owned by Mrs. Kullman include 42,584 shares of Class C common stock that Mrs. Kullman may acquire upon the exercise of vested stock options and 57,292 shares of Class C common stock issuable pursuant to deferred stock units that are vested or will vest within 60 days after April 27, 2026.

(9)

The shares of Class C common stock shown as beneficially owned by Mr. Mollenkopf include 9,942 shares of Class C common stock issuable pursuant to deferred stock units that are vested or will vest within 60 days after April 27, 2026.

(10)

The shares of Class C common stock shown as beneficially owned by Ms. Vojvodich Radakovich include 75,498 shares of Class C common stock that Ms. Vojvodich Radakovich may acquire upon the exercise of vested stock options and 6,810 deferred stock units that will vest within 60 days after April 27, 2026.

(11)

The number of shares of Class C common stock shown as beneficially owned by Ms. McGill is as of the effective date of Ms. McGill’s resignation as Chief Financial Officer (September 9, 2025) and includes 5,996 shares of Class C common stock held by her spouse.

(12)

The shares shown as beneficially owned by all directors and current executive officers as a group include 118,082 shares of Class C common stock that members of the group may acquire upon the exercise of vested stock options, 16,527 shares of Class C common stock that members of the group may acquire pursuant to restricted stock units that are vested or will vest within 60 days after April 27, 2026 and 121,990 shares of Class C common stock issuable to members of the group pursuant to deferred stock units that are vested or will vest within 60 days after April 27, 2026.

(13)

The information concerning the SLD Trust is based on a Schedule 13G/A filed with the SEC on February 13, 2024 by the SLD Trust, Susan L. Dell, Hexagon Trust Company (the “Trustee”) and Marc R. Lisker (collectively, the “SLD Filing Persons”). The SLD Filing Persons report that, as of December 31, 2023, the SLD Trust is the record holder of the 29,890,896 shares of Class A common stock and 1,380,000 shares of Class C common stock shown as beneficially owned, and that each of the SLD Trust, Ms. Dell, the Trustee and Mr. Lisker had shared voting power and shared dispositive power over 29,890,896 shares of Class A common stock and 1,380,000 shares of Class C common stock. The SLD Filing Persons further report that Ms. Dell is the beneficiary of the Trust, the Trustee is the trustee of the Trust and each of Ms. Dell and the Trustee may be deemed to beneficially own the securities beneficially owned by the SLD Trust. The SLD Filing Persons also report that Mr. Lisker is the President of, and may be deemed to beneficially own the securities beneficially owned by, the Trustee. The address of each of the SLD Trust and the Trustee is 60 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801. The address of each of Ms. Dell and Mr. Lisker is One Vanderbilt Avenue, 26th Floor, New York New York 10017.

(14)

The information concerning the SLP stockholders is based on a Schedule 13D/A filed with the SEC on March 19, 2026 and subsequent reports on Form 4 filed by the SLP stockholders reporting that the SLP stockholders may be deemed to be the beneficial owners, in the aggregate, of 47,789,758 shares of Class B common stock and 134,596 shares of Class C common stock. The shares of Class B common stock shown as beneficially owned by the SLP stockholders consist of 18,351,487 shares of Class B common stock owned of record by SL SPV-2, L.P., 18,838,722 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 277,180 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P., 10,197,377 shares of Class B common stock owned of record by Silver Lake Partners V DE (AIV), L.P. and 124,992 shares of Class B common stock owned of record by Silver Lake Technology Investors V, L.P. The shares of Class C common stock shown as beneficially owned by the SLP stockholders consist of 4,891 shares of Class C common stock owned of record by Silver Lake Group, L.L.C. and an additional 90,357 shares of Class C common stock held for the benefit of certain employees and managing members of Silver Lake Group, L.L.C. or its affiliates over which Silver Lake Group, L.L.C. has voting power, 24,563 shares of Class C common stock held by SLTA SPV-2, L.P. for the benefit of certain employees and managing members of Silver Lake Group, L.L.C. or its affiliates over which SLTA SPV-2, L.P. has voting power, and 14,785 shares of Class C common stock held by Silver Lake Technology Associates V, L.P. for the benefit of certain employees and managing members of Silver Lake Group, L.L.C. or its affiliates over which Silver Lake Technology Associates V, L.P. has voting power. The general partner of SL SPV-2, L.P. is SLTA SPV-2, L.P. and the general partner of SLTA SPV-2, L.P. is SLTA SPV-2 (GP), L.L.C. (“SLTA SPV GP”). The SLP stockholders report that the general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C. (“SLTA IV”). The SLP stockholders further report that the general partner of each of Silver Lake Partners V DE (AIV), L.P. and Silver Lake Technology Investors V, L.P. is Silver Lake Technology Associates V, L.P., and the general partner of Silver Lake Technology Associates V, L.P. is SLTA V (GP), L.L.C. (“SLTA V”). The SLP stockholders also report that the managing member of each of SLTA SPV GP, SLTA IV and SLTA V is Silver Lake Group, L.L.C. and that Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP stockholders. The SLP stockholders have advised that the managing members of Silver Lake Group, L.L.C. are Egon Durban, Kenneth Hao, Christian Lucas, Gregory Mondre and Joseph Osnoss. The address of each of the SLP stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(15)

The information concerning Vanguard Capital Management (“Vanguard”) is based on a Schedule 13G filed with the SEC on April 29, 2026, reflecting securities beneficially owned, or deemed to be beneficially owned, by Vanguard and the following affiliates or business divisions of such affiliates: Vanguard Asset Management Limited; Vanguard Fiduciary Trust Company; Vanguard Global Advisers, LLC; and Vanguard

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Investments Australia Ltd. Vanguard reported that as of March 31, 2026, of the shares of Class C common stock shown as beneficially owned, it had sole voting power over 3,075,386 shares and sole dispositive power over 22,512,097 shares. Vanguard also reported that the Schedule 13G includes securities held by Vanguard funds, or sleeves thereof, over which Vanguard exercises dispositive power, in addition to securities held by clients over which the affiliates or business divisions of such affiliates exercise dispositive or voting power. On March 26, 2026, The Vanguard Group filed with the SEC an amendment to its Schedule 13G reporting that, as a result of an internal realignment, The Vanguard Group no longer has, or is deemed to have, beneficial ownership over securities held by certain of its subsidiaries or business divisions and that such subsidiaries or business divisions will report beneficial ownership separately, on a disaggregated basis. The address of Vanguard Capital Management is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(16)

The information concerning BlackRock, Inc. (“BlackRock”) is based on a Schedule 13G filed with the SEC on November 8, 2024. BlackRock reported that, as of September 30, 2024, of the shares of Class C common stock shown as beneficially owned, it had sole voting power over 20,552,307 shares and sole dispositive power over 22,819,963 shares. BlackRock reported that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares reported as beneficially owned. No one person’s interest in the shares reported as beneficially owned is more than five percent of the total outstanding shares of Class C common stock. The address of BlackRock is 50 Hudson Yards, New York, New York 10001.

Dell Technologies / 2026 Proxy Statement / 116

Transactions With Related Persons

Policy for Review and Approval of Transactions With Related Persons

The Audit Committee, in accordance with its charter and with the Dell Technologies Policy on Review and Approval of Transactions with Related Persons, a written policy adopted by the Board, is charged with the responsibility to review and approve any transactions with related persons.

Under our policy, such a transaction, which we refer to as a related person transaction, encompasses any of the following transactions, arrangements or relationships:

•

any transaction, arrangement or relationship in an amount exceeding $120,000 in which Dell Technologies or any of its subsidiaries is a participant and in which a “related person” has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and that would be required to be disclosed by Dell Technologies in its SEC filings under Item 404;

•	any transaction, arrangement or relationship constituting a “related party transaction” for purposes of NYSE rules; and

•

any other transaction, arrangement or relationship (1) in which Dell Technologies or any of its subsidiaries is a participant, (2) which might potentially give rise to a conflict of interest and (3) which the Audit Committee determines it would be advisable and in the best interests of Dell Technologies and its stockholders to review and approve in accordance with the policy.

For purposes of the policy, a “related person” is a director (including a director nominee) or executive officer of Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.

In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

•	whether the transaction is consistent with the interests of Dell Technologies and its subsidiaries;

•

whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards or, to the extent applicable, the director’s status as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•

whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Related persons referred to in the following description of certain relationships and transactions include the following persons based on their beneficial ownership of more than 5% of a class of our outstanding common stock during Fiscal 2026, or their affiliates or other related entities: Michael S. Dell; the MD stockholders (as defined in Annex A to this proxy statement); the SLP stockholders (as defined in Annex A to this proxy statement); The Vanguard Group; and BlackRock, Inc. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 27, 2026 (except as otherwise indicated). Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies.

Unless the context indicates otherwise, reference in this section to “we,” “us,” “our,” the “Company” and “Dell Technologies” means Dell Technologies Inc. and its consolidated subsidiaries.

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Transactions With Michael S. Dell and Other Related Persons

Under long-standing Dell Technologies policy, Mr. Dell is required to fly on non-commercial aircraft when traveling. Mr. Dell owns a private aircraft through a limited liability company owned by Mr. Dell and his wife. In connection with Mr. Dell’s air travel for Company-related business, Dell Technologies leases the plane from the limited liability company and engages an unaffiliated third-party flight services company to act as its agent in operating the aircraft, providing flight personnel and performing other services. Dell Technologies pays fees attributable to Mr. Dell’s Company-related business travel on his aircraft to the flight services company and makes the lease payment to the limited liability company that owns the aircraft on a per hour flight basis. Mr. Dell also owns, through a limited liability company owned by Mr. Dell and his spouse, a fractional ownership interest in an aircraft that he periodically uses for business travel. The cost of any Company-related business travel on such aircraft is paid for by the Company. During Fiscal 2026, Dell Technologies incurred approximately $2.4 million of payment obligations for Mr. Dell’s Company-related business travel through these arrangements, of which approximately $2.0 million was attributable to payments to the third-party flight services company and approximately $0.4 million was attributable to payments to the foregoing limited liability companies through which Mr. Dell has an ownership interest in the aircraft.

Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection and any security services provided to the Michael & Susan Dell Foundation. Reimbursements for this purpose in Fiscal 2026 totaled approximately $2.4 million.

Entities affiliated with DFO Management LLC, the investment firm that exclusively manages the capital of Mr. Dell and his family, including portfolio companies of MSD Capital, L.P. or its affiliates, portfolio companies of DFO Management, LLC or its affiliates, the Michael & Susan Dell Foundation and other entities affiliated with Mr. Dell, purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $5.3 million for products and services in Fiscal 2026.

Immediate family members of three of our executive officers are employed by Dell Technologies, which pays them compensation commensurate with the compensation paid to other employees serving in similar positions. Bryan McGill, who is employed by us as a Senior Director, Business Development – Sales, received total compensation for Fiscal 2026 of approximately $612,700. Loretta Ortman, who is employed by us as a Consultant, Legal Counsel, received total compensation for Fiscal 2026 of approximately $272,000. Kevin Aufiero, who is employed by us as a Product and Solutions Sales Specialist, received total compensation for Fiscal 2026 of approximately $571,000. Each of these employees also participates in the Company’s benefit programs on the same terms and conditions as other employees in similar positions.

Transactions With Other Principal Stockholders

Entities affiliated with Silver Lake, including portfolio companies of the SLP stockholders or their affiliates, purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. Payments to Dell Technologies in these transactions totaled approximately $5.3 million for products and services in Fiscal 2026. In addition, Dell Technologies purchases products and services from these entities in the ordinary course of business. Payments by Dell Technologies in these transactions totaled approximately $7.4 million in Fiscal 2026.

The Vanguard Group purchases products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. Payments to Dell Technologies in these transactions totaled approximately $15.0 million in Fiscal 2026.

BlackRock, Inc. and certain of its affiliates purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. Payments to Dell Technologies in these transactions totaled approximately $14.8 million in Fiscal 2026.

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Relationships and Transactions Under Other Stockholder Agreements and Arrangements

In December 2018, the Company entered into new stockholders agreements and amended and restated some existing stockholders agreements and other arrangements with the MD stockholders, the SLP stockholders, and the Company’s executive officers, among others, in connection with the transaction (the “Class V transaction”) that we completed on December 28, 2018. In the Class V transaction, we paid $14 billion of cash and issued 149,387,617 shares of Class C common stock in exchange for all outstanding shares of our Class V common stock.

MD Stockholders Agreement; SLP Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into the MD Stockholders Agreement and the SLP Stockholders Agreement described under “Proposal 1 – Election of Directors – Stockholder Arrangements.” The MD stockholders are parties to the SLP Stockholders Agreement solely with respect to the specified provisions relating to transfers of securities, certain representations, and provisions relating to certain tax matters. The Sponsor Stockholders Agreements contain provisions relating to rights, obligations and agreements of the parties as the owners of Dell Technologies common stock, including provisions relating to the composition of the Board and its committees and provisions relating to transfers of Dell Technologies securities.

Under the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements,” which description is incorporated by reference herein, each of the MD stockholders and the SLP stockholders have specified rights to nominate directors and to have their nominees serve on Board committees and have specified obligations to vote for director nominees.

The SLP Stockholders Agreement permits the SLP stockholders to terminate certain governance-related provisions of the agreement, including the director nomination and support obligations, in their sole discretion at any time at which they beneficially own less than 5% of the issued and outstanding shares of Class C common stock (after giving effect to the conversion of all shares of common stock owned by the SLP stockholders into Class C common stock). The MD Stockholders Agreement permits the MD stockholders to terminate the agreement if the SLP Stockholders Agreement is terminated. The MD Stockholders Agreement also provides that any termination, amendment or waiver of certain of Dell Technologies’ rights under the agreement will require the consent of each Group I director.

Under the Sponsor Stockholders Agreements, the MD stockholders and the SLP stockholders are subject to provisions that, with specific exceptions, restrict the sale or other transfer of “DTI securities,” which consist of outstanding shares of the Class A common stock, Class B common stock, Class C common stock and (if and when issued) Class D common stock, any equity or debt securities of Dell Technologies exercisable or exchangeable for, or convertible into, our common stock, or any option, warrant or other right to acquire any of our common stock or such equity or debt securities.

The Sponsor Stockholders Agreements provide for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of (1) MSD Partners L.P. or its affiliates or certain other entities affiliated or associated with Michael S. Dell (other than Mr. Dell for so long as he is an executive officer of Dell Technologies or any specified subsidiary), under the MD Stockholders Agreement, or (2) Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles, including the SLP stockholders, under the SLP Stockholders Agreement.

Under the MD Stockholders Agreement, Dell Technologies is obligated, and required to cause specified subsidiaries, to pay directly or reimburse the ongoing reasonable out-of-pocket costs and expenses incurred by the MD stockholders in connection with their investment in the Company, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the MD stockholders or any of their affiliates.

Under the SLP Stockholders Agreement, Dell Technologies is obligated, and required to cause specified subsidiaries, to pay directly or reimburse (1) the ongoing reasonable out-of-pocket costs and expenses incurred by the SLP stockholders in connection with their investment in Dell Technologies, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the SLP stockholders or any of their affiliates, (2) the reasonable out-of-pocket costs and expenses of the SLP stockholders or their affiliates for their “value creation” personnel and/or employees, to the extent that Dell Technologies has requested such personnel and/or employees to provide such services to Dell Technologies, and (3) the costs and expenses for such “value creation” personnel and/or employees. During Fiscal 2026, Dell Technologies or its subsidiaries made total payments of approximately $0.1 million pursuant to these provisions.

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Dell Technologies is obligated, and required to cause specified subsidiaries, subject to certain exceptions, to indemnify the MD stockholders and specified affiliated persons under the MD Stockholders Agreement, and the SLP stockholders and specified affiliated persons under the SLP Stockholders Agreement against all losses and liabilities incurred by the indemnified persons that arise out of any action, cause of action, suit, arbitration or claim arising directly or indirectly out of, or in any way relating to, ownership of securities of Dell Technologies, or the ability to control or influence Dell Technologies or its subsidiaries, by the MD stockholders or their affiliated persons or the SLP stockholders or their affiliated persons, as applicable.

Registration Rights Agreement – Dell Technologies is a party to a Second Amended and Restated Registration Rights Agreement, dated as of December 25, 2018, as amended, referred to as the Registration Rights Agreement, with the MD stockholders, the SLP stockholders, and the management stockholders party thereto, among others. The Registration Rights Agreement provides that the stockholder parties thereto, their affiliates and certain of their transferees have the right, under certain circumstances and subject to certain restrictions, to require Dell Technologies to register for resale the shares of the Class C common stock (including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) to be sold by them. Pursuant to the Registration Rights Agreement, Dell Technologies will pay the costs, expenses and fees in connection with the registration and sale of the shares of Class C common stock other than underwriting discounts, selling commissions and stock transfer taxes, if any, which will be payable by the selling stockholders. The parties to the Registration Rights Agreement have entered into amendments to the Registration Rights Agreement to extend the deadline by which Dell Technologies is required to effect such a registration.

Management Stockholders Agreement – Dell Technologies is a party to a Second Amended and Restated Management Stockholders Agreement, dated as of December 25, 2018, referred to as the Management Stockholders Agreement, with the MD stockholders, the SLP stockholders and the management stockholders parties thereto. The Management Stockholders Agreement imposes restrictions on the transfer of certain Dell Technologies securities held by the management stockholders and, among other requirements, obligates the management stockholders to refrain from entering into specified types of voting arrangements with respect to such securities.

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Questions and Answers About the Annual Meeting

The following summary answers some questions you may have about the annual meeting. This summary may not address all of the questions that could be important to you. You will find more detailed information elsewhere in this proxy statement, including the definitions of certain capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:

You are receiving these materials in connection with the solicitation of proxies on behalf of our Board for use at the 2026 Annual Meeting of Stockholders, which will take place on Thursday, June 25, 2026, at 12:00 p.m., Central Time. As a stockholder as of the close of business on April 27, 2026, which is the record date fixed by the Board, you are invited to attend the online annual meeting and are urged to vote your shares on the proposals described in this proxy statement on which you are entitled to vote.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting of stockholders;

•	our proxy statement for the annual meeting, which contains information about the proposals to be voted on at the annual meeting, the voting process and other important information; and

•	our annual report on Form 10-K for Fiscal 2026, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a paper copy of these materials by mail, these materials also should have included a proxy card or voting instruction form.

Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

As permitted by SEC rules, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. The Notice of Internet Availability of Proxy Materials (the "Notice") provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, how to attend the annual meeting and access the complete list of stockholders entitled to vote at the meeting during the meeting, and how to vote online at the meeting.

If you received a Notice by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a paper or e-mail copy of the proxy materials free of charge, you should follow the instructions included in the Notice.

Q:	Why did some stockholders not receive a Notice in the mail?

A:	Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website hosting the proxy materials and a link to the proxy voting website.

Q:	How do I access the materials for the annual meeting or request a paper or electronic copy of the materials if I received a Notice?

A:

The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ annual report on Form 10-K for Fiscal 2026, which is our annual report to stockholders for the fiscal year, are also available electronically on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

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Equity Compensation Plan Information	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

A paper or e-mail copy of the materials may be requested free of charge using one of the methods described in the Notice.

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on four proposals at the annual meeting:

•

Proposal 1 – To elect to the Board of Directors the seven Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee as specified in this proxy statement

•	Proposal 2 – To ratify the appointment of PwC as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027

•	Proposal 3 – To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, which we refer to as the “Say-on-Pay” proposal

•	Proposal 4 – To approve redomestication of Dell Technologies Inc. from Delaware to Texas by conversion

Q:	How does the Board recommend that I vote on these proposals?

A:	The Board unanimously recommends that you vote your shares:

•	“FOR” the election of the seven Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee, as described in Proposal 1

•	“FOR” the ratification of the appointment of PwC as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027, as described in Proposal 2

•	“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3

•	“FOR” approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion, as described in Proposal 4

Q:	Who is entitled to vote at the annual meeting?

A:

Holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on April 27, 2026, which is the record date fixed by the Board, are entitled to vote their shares at the annual meeting with respect to the election of the Group I director nominees in accordance with Proposal 1 and with respect to Proposals 2, 3, and 4. Only holders of record of our Class C common stock as of the record date for the annual meeting are entitled to vote their shares at the annual meeting with respect to the election of the Group IV director nominee in accordance with Proposal 1.

Q:	How can I view a complete list of stockholders entitled to vote at the annual meeting?

A:

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters, which is our principal place of business, located at One Dell Way, Round Rock, Texas 78682. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the annual meeting may e-mail our Investor Relations department at investor_relations@dell.com or call our Investor Relations department at (512) 728-7800 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DELL2026 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:

To conduct any business at the annual meeting, a quorum of the holders of outstanding Dell Technologies common stock must be present in person or represented by valid proxies at the meeting. The holders of record of issued and outstanding shares of Dell Technologies common stock representing a majority of the voting power of all issued and outstanding shares of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting. For a quorum to be present with respect to the election of the Group IV director, the holders of record of a majority of the issued and the outstanding shares of Class C common stock must be present in person or represented by proxy at the meeting.

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Q:	How many shares may be voted at the annual meeting?

A:	As of the record date for the annual meeting, an aggregate of 649,568,287 shares of Dell Technologies common stock are issued and outstanding and entitled to vote at the meeting.

Dell Technologies has issued and outstanding shares of three series of common stock entitled to vote at the annual meeting:

•	Class A common stock, of which 276,744,341 shares are outstanding as of the record date

•	Class B common stock, of which 47,789,758 shares are outstanding as of the record date

•	Class C common stock, of which 325,034,188 shares are outstanding as of the record date

Our Class C common stock is listed on the New York Stock Exchange and is registered under Section 12 of the Exchange Act. No other series of our common stock is listed on the NYSE or registered under the Exchange Act.

Q:	What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?

A:	You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.

•	Each share of Class A common stock is entitled to ten votes per share.

•	Each share of Class B common stock is entitled to ten votes per share.

•	Each share of Class C common stock is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.

The holders of outstanding shares of common stock of all outstanding series of common stock will vote together as a single class for the election of the Group I director nominees in accordance with Proposal 1 and on Proposals 2, 3, and 4, as well as on any other business that properly comes before the stockholders for a vote at the annual meeting. Holders of our Class C common stock will vote separately as a series for the election of the Group IV director nominee in accordance with Proposal 1.

The following table summarizes the percentage of the total votes entitled to be cast at this annual meeting by the holders of each outstanding series of common stock:

Series of Common Stock	% of Total Votes Entitled to be Cast by Series
Class A	77.5%
Class B	13.4%
Class C	9.1%

Q:	May I attend the annual meeting? What must I do to attend the meeting?

A:

The annual meeting will be conducted completely online via the internet. Stockholders may attend the meeting live, submit questions and vote by visiting www.virtualshareholdermeeting.com/DELL2026. To access the annual meeting, you will need the 16 digit control number included on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 12:00 p.m., Central Time, on June 25, 2026. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 25, 2026.

We will endeavor to answer as many questions submitted by stockholders during the meeting as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

Q:	Why is the annual meeting a virtual, online meeting?

A:

By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world and improve our ability to communicate more effectively with our stockholders during the meeting.

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Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:

•

Stockholder of record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, Equiniti Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares and the proxy materials or Notice have been sent directly to you by Dell Technologies. You may submit a proxy and vote those shares in the manner described in this proxy statement.

•

Beneficial owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee, using one of the methods described on the voting instruction form, on how to vote your shares.

Q:	How may I vote my shares at the virtual annual meeting?

A:

If you hold shares of Dell Technologies common stock as the stockholder of record, you have the right to vote those shares at the annual meeting. If you are a beneficial owner and hold shares of Dell Technologies common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee. Please follow the instructions at www.virtualshareholdermeeting.com/DELL2026 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 12:00 p.m., Central Time, on June 25, 2026. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 25, 2026.

Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions before the annual meeting by the method or methods described below:

•

If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•

If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16 digit control number set forth in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•

If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:

If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Wednesday, June 24, 2026.

If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

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Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:

Yes. Stockholders have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote online at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).

•	Stockholders of record: If you are a stockholder of record, you may revoke a proxy by:

¡	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

¡	submitting a later proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on June 24, 2026;

¡	providing written notice of your revocation before the annual meeting to our Corporate Secretary at Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary; or

¡	voting your shares at the annual meeting through the online voting platform.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy you submit will be counted.

•	Beneficial owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

¡	submitting new voting instructions in the manner stated in the voting instruction form; or

¡	voting your shares at the annual meeting through the online voting platform under a legal proxy from your bank, broker or other nominee.

Q:	How do I elect to receive future proxy materials electronically?

A:

If you received a paper copy of the proxy materials or the Notice, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:

If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of record: If you submit a proxy to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

¡	“FOR” the election of each nominee for Group I director and, with respect to the holders of the Class C common stock, the nominee for Group IV director, as described in Proposal 1

¡	“FOR” Proposal 2 (ratification of appointment of PwC as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027)

¡	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

¡	“FOR” Proposal 4 (approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion)

Dell Technologies / 2026 Proxy Statement / 125

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•

Beneficial owners: If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), and Proposal 4 (approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion), you must instruct your bank, brokerage firm or other nominee how to vote your shares. A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. Proposal 2 (ratification of appointment of PwC as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027) is the only proposal to be acted on at the annual meeting that will be considered routine.

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), or Proposal 4 (approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion) but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of PwC as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” with respect to the non-routine proposals (Proposals 1, 3 and 4) if you do not provide your nominee specific voting instructions on those proposals.

If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.

Q:	What vote is required to approve each of the proposals?

A:

The voting requirements for approval of the proposals at the annual meeting under Delaware corporate law and the Dell Technologies certificate of incorporation and bylaws, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote required

Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors

Proposal 2: Ratification of appointment of PwC as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

Proposal 4: Approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion

Affirmative vote of holders of (1) shares representing a majority of voting power of shares present and entitled to vote on the proposal, (2) a majority of the outstanding shares of Class A common stock and (3) a majority of the outstanding shares of Class B common stock

Q:	What effect do abstentions and broker non-votes have for purposes of determining whether a quorum is present and for purposes of determining the outcome of the proposals?

A:	If your shares are counted as either an abstention or a broker non-vote, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.

The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:

•

Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of PwC as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal year ending January 29, 2027), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), and Proposal 4 (approval of redomestication of Dell Technologies Inc. from Delaware to Texas by conversion).

•

Broker non-votes: Broker non-votes will not be counted for purposes of determining the number of votes present and entitled to vote with respect to a particular proposal. Thus, broker non-votes will have no effect on the outcome of the vote on Proposal 1, 3 or 4. There are not expected to be any broker non-votes with respect to voting on Proposal 2.

Dell Technologies / 2026 Proxy Statement / 126

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Q:	How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?

A:

Our principal stockholders, consisting of the MD stockholders (as defined in Annex A to this proxy statement) and the SLP stockholders (as defined in Annex A to this proxy statement), have the ability to ensure approval of all of the proposals to be voted on at the annual meeting, except the election of the Group IV director nominee in accordance with Proposal 1. Only holders of our outstanding Class C common stock will be entitled to vote for the election of the Group IV nominee.

As of the record date for the annual meeting, Michael S. Dell and the other MD stockholders beneficially owned, in aggregate, approximately 45.7% of the outstanding shares of our common stock, including approximately 99.9% of the outstanding Class A common stock, representing approximately 77.5% of the total voting power of the outstanding shares of all outstanding series of common stock.

As of the record date for the annual meeting, the SLP stockholders and their affiliates beneficially owned, in aggregate, approximately 7.4% of the outstanding shares of our common stock, including all of the outstanding Class B common stock, representing approximately 13.4% of the total voting power of the outstanding shares of all outstanding series of common stock.

By reason of their ownership of the Class A common stock, the MD stockholders have the ability:

•	to elect the directors nominated for election as Group I directors at the annual meeting; and

•	to determine the outcome of Proposal 2, Proposal 3 and, if the SLP stockholders vote their shares of Class B common stock to approve the Redomestication Proposal, Proposal 4.

Q:	What happens if additional matters are presented at the annual meeting?

A:

If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. As of the date of this proxy statement, other than the proposals described in this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc. will count the votes for the annual meeting. A representative or agent of Broadridge Financial Solutions, Inc. will certify the votes as the inspector of election.

Q:	Where can I find the voting results of the annual meeting?

A:

Dell Technologies will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:

Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile transmission, by electronic means or by advertisements by directors, executive officers and other employees of Dell Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K available electronically?

A:

Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K for Fiscal 2026 without exhibits are available on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section. Copies of the proxy materials and our annual report on Form 10-K for Fiscal 2026 with exhibits are available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov.

Q:	What is “householding” and how does it affect me?

A:

For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”

Dell Technologies / 2026 Proxy Statement / 127

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Q:	What is the address of Dell Technologies’ principal executive offices?

A:	The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com. If you experience technical difficulties while accessing or attending the annual meeting, please call the technical support number found on the virtual meeting site for assistance.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Dell Technologies / 2026 Proxy Statement / 128

Additional Information

Director Nomination Process

Director Qualifications – The Board has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.

Selection and Nomination Process – Whenever a vacancy occurs on the Board with respect to a director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy, including, to the extent applicable, in accordance with the terms of the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements – Stockholder Rights to Nominate Directors.” The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

The Board may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board also may engage outside search firms to identify suitable candidates.

The Board may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.

Stockholder Recommendations to the Board of Directors – Dell Technologies stockholders may recommend individuals to the Board for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. If the appropriate information is provided in a timely manner, the Board generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies bylaws, as described below under “– Shareholder Proposals for Next Year’s Annual Meeting – Bylaw Provisions” and other requirements described below.

Stockholder Nominations – Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board, must follow the procedures described in the Dell Technologies bylaws. Those procedures are described below under “– Shareholder Proposals for Next Year’s Annual Meeting.”

Re-Election of Existing Directors – In considering whether to recommend directors who are eligible to stand for re-election, the Board may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation led by the Lead Independent Director, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board after the candidate’s 75th birthday.

Dell Technologies / 2026 Proxy Statement / 129

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Shareholder Proposals for Next Year’s Annual Meeting

Shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2027 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”). Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the Board or other shareholder proposals will be eligible for consideration at the 2027 annual meeting without inclusion in the proxy materials. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees also are required to deliver a notice under the SEC’s universal proxy rules referred to below.

If the Redomestication described in Proposal 4 is consummated, shareholder proponents will be required to meet additional conditions to submit proposals as set forth in the Dell Technologies Texas Bylaws. For information about those conditions, see “Proposal 4 – Approval of Redomestication of Dell Technologies Inc. from Delaware to Texas by Conversion – What Will Change After the Redomestication.”

Inclusion in Next Year’s Proxy Statement – A stockholder who wishes to present a proposal for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 22, 2027. Submissions must be addressed to Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.

•

Bylaw Provisions – In accordance with the Dell Technologies bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than February 25, 2027 and no later than the close of business on March 27, 2027 unless we publicly announce a different submission deadline in accordance with our bylaws.

•

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, you should refer to our bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary.

•

The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

•

For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Solicitation of Proxies in Support of Other Director Nominees – In addition to complying with the foregoing advance notice provisions of the Dell Technologies bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with next year’s annual meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 26, 2027.

Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and annual report on Form 10-K for Fiscal 2026 or Notice of Internet Availability of Proxy Materials for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

If you received a “householded” mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Dell Technologies / 2026 Proxy Statement / 130

Equity Compensation Plan Information	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

You also may download a copy of any of these materials on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department provided above.

If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our annual report on Form 10-K for Fiscal 2026, which is our annual report to stockholders for the fiscal year. The Form 10-K report is available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the Form 10-K report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Exchange Act or the Securities Act of 1933, the sections of this proxy statement titled “Compensation Committee Report,” “Report of the Audit Committee,” and “Pay Versus Performance Disclosure,” to the extent permitted by the rules of the SEC, will not be deemed incorporated into such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

Dell Technologies / 2026 Proxy Statement / 131

Annex A

Certain Definitions

A reference in this proxy statement to:

•

“MD stockholders” means Michael S. Dell and Susan Lieberman Dell Separate Property Trust and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

•

“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and certain persons to which any of them would be permitted to transfer or have transferred any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

Dell Technologies / 2026 Proxy Statement / A-1

Annex B

Reconciliation of Non-GAAP Financial Measures

(in billions, except per share amounts)

The table below shows for Fiscal 2026 the reconciliation of non-GAAP operating income and non-GAAP earnings per share attributable to Dell Technologies Inc. – diluted to the most directly comparable GAAP financial measures.

Fiscal Year Ended January 30, 2026(c)

Operating income	$8.1

Non-GAAP adjustments:

Amortization of intangibles	0.5

Stock-based compensation expense	0.7

Other corporate expenses(a)	0.6

Non-GAAP operating income	$10.0

Earnings per share attributable to Dell Technologies Inc. – diluted	$8.68

Non-GAAP adjustments:

Amortization of intangibles	0.72

Stock-based compensation expense	1.06

Other corporate expenses(b)	0.53

Fair value adjustments on equity investments	(0.37)

Aggregate adjustment for income taxes	(0.32)

Non-GAAP earnings per share attributable to Dell Technologies Inc. – diluted	$10.30

(a)

Other corporate expenses consist primarily of severance expenses, payroll taxes associated with stock-based compensation, incentive charges related to equity investments, transaction-related expenses, and impairment charges.

(b)

Other corporate expenses consist primarily of severance expenses, transaction-related impacts of the sales of businesses, payroll taxes associated with stock-based compensation, incentive charges related to equity investments, transaction-related expenses, and impairment charges.

(c)	Amounts are based on underlying data and may not visually foot due to rounding.

See pages 41 – 45 of the section of our annual report on Form 10-K for the fiscal year ended January 30, 2026 accompanying this proxy statement, which is captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Financial Measures,” for information about why our management believes that the presentation of non-GAAP financial measures provides useful information to investors about the Company’s financial condition and results of operations, as well as information about the additional purposes for which our management uses those non-GAAP financial measures and about material limitations with respect to the usefulness of such measures.

Dell Technologies / 2026 Proxy Statement / B-1

Annex C

PLAN OF CONVERSION

OF

DELL TECHNOLOGIES INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of [ ], 2026 to convert Dell Technologies Inc., a Delaware corporation (the “Delaware Corporation”), to a Texas corporation to be known as “Dell Technologies Inc.” (the “Texas Corporation”).

WHEREAS, the Board of Directors of the Delaware Corporation (the “Delaware Board”) has approved this Plan of Conversion and the conversion of the Delaware Corporation into the Texas Corporation (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan of Conversion and the Conversion, including the resolutions of the Delaware Board approving the foregoing (the “Resolutions”), for approval by the stockholders of the Delaware Corporation, and the stockholders of the Delaware Corporation have validly approved this Plan of Conversion and the Conversion, including the Resolutions, in accordance with the requirements of the DGCL, the certificate of incorporation of the Delaware Corporation and the bylaws of the Delaware Corporation.

NOW, THEREFORE, the Delaware Corporation does hereby adopt this Plan of Conversion, as set forth below:

1. Converting Entity. The Delaware Corporation is a corporation organized under the DGCL.

2. Converted Entity. The Texas Corporation shall be a for-profit corporation organized under the Texas Business Organizations Code (the “TBOC”). The name of the Texas Corporation shall be Dell Technologies Inc.

3. The Conversion. The Delaware Corporation shall be converted to the Texas Corporation, without any lapse or interruption in its corporate existence, pursuant to Title 1, Chapter 10, Subchapter C of the TBOC and Section 266 of the DGCL.

4. Filing of Conversion Documents; Effective Time. The Delaware Corporation shall cause (i) a certificate of conversion in the form required by the TBOC (the “Texas Certificate of Conversion”) and executed in accordance with the relevant provisions of the TBOC to be filed with the Secretary of State of the State of Texas, (ii) a certificate of formation in the form attached hereto as Exhibit A (the “Certificate of Formation”) to be executed and filed with the Secretary of State of the State of Texas, and (iii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with such section, and otherwise make all other filings or recordings as required by the TBOC or DGCL in connection with the Conversion. The Conversion shall become effective at the time specified in the Texas Certificate of Conversion and the Delaware Certificate of Conversion as the effective time of the Conversion (the “Effective Time”). From and after the Effective Time, the Conversion will have the effects set forth in the TBOC and, to the extent applicable, the DGCL, including without limitation the effects set forth in this Plan of Conversion. The Texas Corporation will be responsible for the payment of all of the Delaware Corporation’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

5. Certificate of Formation and Bylaws. At the Effective Time, the Certificate of Formation and the Bylaws of the Texas Corporation, in the form attached hereto as Exhibit B, shall govern the Texas Corporation until amended in accordance with their respective terms and applicable law, and the certificate of incorporation of the Delaware Corporation and the bylaws of the Delaware Corporation shall no longer be in effect.

6. Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the Texas Corporation, or their respective stockholders, (i) the members of the Delaware Board as of immediately prior to the Effective Time, including the Group IV Director, shall continue as, and shall constitute, all of the members of the board of directors of the Texas Corporation (the “Texas Board”), with each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Delaware Board and the lead independent director of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the chair of the Texas Board and the lead independent director of the Texas Board, respectively, each to serve at the pleasure of the Texas Board; (iii) each committee of the Delaware Board as of immediately prior to the

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Effective Time shall be, from and after the Effective Time, constituted as a committee of the Texas Board on the same terms and with the same powers and authority as the applicable committee of the Delaware Board as of immediately prior to the Effective Time, except as such terms, powers and authority may be modified by any amended committee charter adopted by the Texas Board in connection with the Conversion, and the members of each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Texas Board, each to serve at the pleasure of the Texas Board; and (iv) the officers of the Delaware Corporation as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the officers of the Texas Corporation (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), with each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

7. Effect on Capital Stock of the Delaware Corporation.

(a) Common Stock. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation, the Texas Corporation, the stockholders thereof or any other person:

(i)

each share of Class A Common Stock, par value $0.01 per share, of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock, par value $0.01 per share, of the Texas Corporation;

(ii)

each share of Class B Common Stock, par value $0.01 per share, of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) validly issued, fully paid and nonassessable share of Class B Common Stock, par value $0.01 per share, of the Texas Corporation; and

(iii)

each share of Class C Common Stock, par value $0.01 per share, of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) validly issued, fully paid and nonassessable share of Class C Common Stock, par value $0.01 per share, of the Texas Corporation.

(b) Stock Certificates and Book-Entry Shares. At and after the Effective Time: (i) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock, Class B Common Stock, or Class C Common Stock of the Delaware Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock, Class B Common Stock, or Class C Common Stock, as applicable, of the Texas Corporation and shall be so registered on the books and records of the Texas Corporation and its transfer agent; and (ii) all of the issued and outstanding shares of Class A Common Stock, Class B Common Stock, or Class C Common Stock of the Delaware Corporation that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Texas Corporation into which such shares of the Delaware Corporation have been converted as herein provided in accordance with the customary procedures of the Delaware Corporation’s transfer agent. Any shares of Class A Common Stock, Class B Common Stock, or Class C Common Stock of the Texas Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

8. Other Effects of the Conversion.

(a) Employee Benefit Plans and Agreements. At the Effective Time, automatically by virtue of the Conversion and without any further action by the Delaware Corporation, the Texas Corporation or any other person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement, or other similar plan or agreement to which the Delaware Corporation is a party, or otherwise maintains, sponsors or contributes (including both cash and equity incentive plans), shall continue to be a plan or agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation and the Delaware Board (or any committee thereof) thereunder shall mean the Texas Corporation and Texas Board (or any committee thereof) on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of the Class A Common Stock, Class B Common Stock, Class C Common Stock or other equity securities of the Delaware Corporation, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of the Class A Common Stock, Class B Common Stock, Class C Common Stock or other equity securities of the Texas Corporation, respectively. Pursuant to the terms of the Company’s equity incentive-related plans,

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sub-plans and agreements, including but not limited to the Dell Technologies Inc. (i) 2023 Stock Incentive Plan, (ii) 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), and (iii) 2012 Long-Term Incentive Plan (collectively, and together with any sub-plans and agreements thereunder, the “Company Equity Plans”) and the Company’s benefits and compensation arrangements, policies, programs and agreements (including all administrative and service agreements thereunder) (together with the Company Equity Plans, the “Delaware Plans”) and the authority of the Delaware Board to administer the Delaware Plans, the shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or other equity securities of the Delaware Corporation subject to each Delaware Plan and all outstanding awards thereunder shall be adjusted pursuant to the terms of such Delaware Plan in the manner described above.

(b) Agreements. At the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Delaware Corporation is a party shall continue to be an agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation thereunder shall, on and after the Effective Time, mean the Texas Corporation.

(c) Effect of Conversion Under Applicable Law. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266 of the DGCL and shall, for all purposes of the laws of the State of Texas, have the effects set forth in Title 1, Chapter 10, Subchapter C, Section 10.106 of the TBOC.

(d) Derivative Actions. The Conversion shall not (i) extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending at the Effective Time or (ii) extinguish or adversely affect the standing or ability of any person or entity to initiate a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his or her status as a stockholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit (any such person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Texas Corporation shall not assert that the Conversion, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any Plaintiff to initiate or maintain any Derivative Action.

9. Record of Conversion. Prior to the Conversion, a copy of this Plan of Conversion will be kept at the principal place of business of the Delaware Corporation and, upon the written request of any stockholder of the Delaware Corporation to the Secretary of the Delaware Corporation, a copy of this Plan of Conversion shall be promptly delivered to such stockholder. From and after the Effective Time, a copy of this Plan of Conversion will continue to be kept at the principal place of business of the Texas Corporation and, upon the written request of any stockholder of the Texas Corporation to the Secretary of the Texas Corporation, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

10. Foreign Qualifications of the Texas Corporation. For the purpose of authorizing the Texas Corporation to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Texas Corporation to transact business, the officers of the Texas Corporation are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Texas Corporation, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Texas Corporation to transact business therein, and whenever it is expedient for the Texas Corporation to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Texas Corporation to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Texas Corporation prior to the Effective Time in furtherance of this Section 10 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Texas Corporation.

11. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

12. Third Party Beneficiaries. This Plan of Conversion shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan of Conversion, no

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provision of this Plan of Conversion is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Delaware Corporation (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan of Conversion.

13. Severability. Whenever possible, each term and provision of this Plan of Conversion will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan of Conversion is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan of Conversion. Upon the determination that any term or provision of this Plan of Conversion is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

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This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Dell Technologies Inc.

By:
	Name:	Christopher Garcia
	Title:	Senior Vice President and
Assistant Secretary

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Exhibit A

Texas Certificate of Formation

[See attached.]

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Exhibit B

Texas Bylaws

[See attached.]

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Annex D

DELL TECHNOLOGIES INC.

RESOLUTIONS

OF

THE BOARD OF DIRECTORS

May 3, 2026

These resolutions are adopted by unanimous written consent of Michael S. Dell, David W. Dorman, Egon Durban, David J. Grain, William D. Green, Ellen J. Kullman, Steven M. Mollenkopf, and Lynn Vojvodich Radakovich, being all of the members of the Board of Directors (the “Board”) of Dell Technologies Inc. (the “Company”), under and in accordance with Section 141(f) of the General Corporation Law of the State of Delaware (the “DGCL”) and Section 3.08 of the Third Amended and Restated Bylaws of the Company (the “Delaware Bylaws”).

I.	Redomestication of the Company to the State of Texas by Conversion

WHEREAS, the Board designated and created an evaluation committee of the Board, composed entirely of disinterested and independent directors (the “Evaluation Committee”), to evaluate whether a potential redomestication of the Company to the State of Texas or another jurisdiction would be in the best interests of the Company and its stockholders (such potential redomestication, a “Potential Redomestication”);

WHEREAS, in designating and creating the Evaluation Committee, the Board delegated to the Evaluation Committee the authority, among other things, to: (a) evaluate a Potential Redomestication and make a recommendation to the Board whether a Potential Redomestication is in the best interests of the Company and its stockholders, (b) designate the jurisdiction of any Potential Redomestication and the material terms thereof, and (c) negotiate (or oversee the negotiation of) matters pertaining to any Potential Redomestication;

WHEREAS, the Evaluation Committee considered a number of factors in evaluating a Potential Redomestication, including, among other factors, a comparison of Delaware and Texas corporate law, operational and strategic considerations, implications of a Potential Redomestication for rights of the Company’s stockholders, and the overall potential benefits of a Potential Redomestication, as well as any countervailing considerations;

WHEREAS, following its evaluation of a Potential Redomestication, the Evaluation Committee (a) shared its assessment with the Board, (b) determined that the Texas Redomestication (as defined below) was advisable and in the best interests of the Company and its stockholders and (c) recommended that the Board approve the Texas Redomestication, including the Plan of Conversion and Texas Governing Documents (each as defined below);

WHEREAS, having discussed and considered the Evaluation Committee’s recommendation, the Board has determined that (a) approving and effecting a redomestication of the Company from the State of Delaware to the State of Texas by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas (the Company, when organized under such laws, the “Texas Corporation”), pursuant to and in accordance with Section 266 of the DGCL, Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Texas Redomestication”), and (b) approving and adopting the Plan of Conversion and the proposed Texas certificate of formation (the “Texas Certificate of Formation”) and the proposed Texas bylaws (the “Texas Bylaws” and, together with the Texas Certificate of Formation, the “Texas Governing Documents”), in the forms attached hereto as Exhibit B and Exhibit C, respectively, are advisable and in the best interests of the Company and its stockholders;

WHEREAS, upon the Texas Redomestication, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation and the Delaware Bylaws, and will become a corporation governed by the laws of the State of Texas and the Texas Governing Documents;

WHEREAS, following receipt of stockholder approval of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Texas Redomestication, the Texas Redomestication, unless abandoned by the Board, will become effective at the date and time (the “Effective Time”) specified in each of the (a) certificate of conversion meeting the requirements of the relevant provisions of the TBOC to be properly executed and filed in accordance with such provisions and (b) certificate of conversion meeting the requirements of Section 266 of the DGCL to be properly executed and filed in accordance with such section;

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WHEREAS, at the Effective Time, by virtue of the Texas Redomestication and without any further action by the Company, the Texas Corporation, the holders thereof, or any other person, (a) each share of Class A common stock, par value $0.01 per share (“Class A common stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A common stock, par value $0.01 per share, of the Texas Corporation; (b) each share of Class B common stock, par value $0.01 per share (“Class B common stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B common stock, par value $0.01 per share, of the Texas Corporation; and (c) each share of Class C common stock, par value $0.01 per share (“Class C common stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class C common stock, par value $0.01 per share, of the Texas Corporation, and any outstanding stock certificates or book-entry entitlements for shares of Class A common stock, Class B common stock or Class C common stock of the Company that immediately prior to the Effective Time represented issued and outstanding shares of Class A common Stock, Class B common stock or Class C common stock, as applicable, of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A common stock, Class B common stock or Class C common stock, as applicable, of the Texas Corporation;

WHEREAS, no shares of Class D common stock or preferred stock of the Company will be issued and outstanding or held in treasury as of the Effective Time; and

WHEREAS, at the Effective Time, pursuant to the Plan of Conversion, by virtue of the Texas Redomestication and without any further action by the Company, the Texas Corporation, the holders thereof or any other person, each outstanding stock option, restricted stock unit, performance stock unit, other equity award or other right to acquire shares of Class C common stock of the Company (each, a “Convertible Security”), shall from and after the Effective Time, constitute a stock option, restricted stock unit, performance stock unit, other equity award or other right to acquire an equal number of shares of Class C common stock of the Texas Corporation under the same terms and conditions of the applicable Convertible Security as in effect immediately prior to the Effective Time;

NOW, THEREFORE, BE IT RESOLVED, that, in accordance with and in consideration of the recommendation of the Evaluation Committee, the Board hereby (a) determines that the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) is advisable and in the best interests of the Company and its stockholders, and (b) approves and adopts the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents);

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) be and the same hereby are, in all respects approved and adopted;

RESOLVED FURTHER, that the Board hereby directs that the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Texas Redomestication (the “Texas Redomestication Board Resolutions”) be submitted for approval and adoption, respectively, by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), which approval and adoption shall require the affirmative vote of holders of (a) shares of Class A common stock, Class B common stock and Class C common stock of the Company, voting together as a single class, representing a majority of the voting power of the outstanding shares of all such series of common stock, (b) a majority of the outstanding shares of Class A common stock of the Company and (c) a majority of the outstanding shares of Class B common stock of the Company in accordance with the Company’s existing amended and restated certificate of incorporation and pursuant to Section 266 of the DGCL;

RESOLVED FURTHER, that the Board hereby recommends the Company’s stockholders vote “FOR” the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Texas Redomestication Board Resolutions, and that the Company’s stockholders approve the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and adopt the Texas Redomestication Board Resolutions at the 2026 Annual Meeting;

RESOLVED FURTHER, that upon receipt of stockholder approval of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Texas Redomestication Board Resolutions at the 2026 Annual Meeting, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments, and to take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Texas Redomestication, including, without limitation, the (a) execution and filing of certificates of conversion with the Secretary of State of the States of Texas and

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Delaware, as applicable, and as required by the TBOC and the DGCL, and the execution and filing of the Texas Certificate of Formation with the Secretary of State of the State of Texas; (b) filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (c) payment of any fees that may be necessary in connection with the Texas Redomestication; (d) submission of all required notifications to the New York Stock Exchange or any other applicable stock exchange; (e) filing of any and all documents, statements, reports or other information deemed desirable, advisable or required to be filed with the U.S. Securities and Exchange Commission, including filing of Current Reports on Form 8-K and any post-effective amendments to the Company’s registration statements in connection with the Texas Redomestication (including any required legal opinions in connection therewith); and (f) preparation, execution and filing, as applicable, of all other applications, requests for approval, consents, waivers, interpretations, documents, reports and materials (and any modifications or supplements thereto) deemed desirable, advisable or required to be prepared, executed and filed by the Company with any federal, state or foreign government, agency, authority or organization having jurisdiction over the Company, including all appropriate federal, state or foreign securities, trade or other regulatory authorities and appropriate stock exchange, stock markets and self-regulatory organizations and all other third parties; and

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Texas Redomestication Board Resolutions, the Board may, at any time prior to the Effective Time, abandon the Texas Redomestication and the Plan of Conversion without further action by the stockholders of the Company if the Board determines that the Texas Redomestication is no longer in the best interests of the Company and its stockholders.

II.	Equity and Benefit Plans; Authorization of Amendments

WHEREAS, the Company maintains and sponsors certain equity incentive-related plans, sub-plans and agreements, including but not limited to (a) the Dell Technologies Inc. 2023 Stock Incentive Plan (the “2023 Plan”), (b) the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019) (the “2013 Plan”), and (c) the Dell Technologies Inc. 2012 Long-Term Incentive Plan (collectively, and together with any sub-plans and agreements thereunder, the “Company Equity Plans”), providing for the grant or award of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based restricted stock units, deferred stock units, dividend equivalent rights and other equity-based awards covering the right to purchase or receive shares of Class C common stock or other equity securities of the Company as provided for in the applicable Company Equity Plan (collectively, “Awards”) to eligible participants of the Company Equity Plans, including employees, directors and consultants; and

WHEREAS, the Company maintains and sponsors certain benefits and compensation arrangements, policies, programs and agreements (including all administrative and service agreements thereunder) (the “Benefits Plans”), including but not limited to (a) the Dell Inc. 401(k) Plan, (b) the Dell Inc. Annual Bonus Plan, (c) the Dell Deferred Compensation Plan, (d) the EMC Corporation Deferred Compensation Retirement Plan (as amended and restated), (e) the Dell Inc. Severance Pay Plan for Executive Employees, (f) Dell Inc. Severance Pay Plan for Select Employees, (g) the Amended and Restated Compensation Program for Independent Non-Employee Directors, (h) the international defined benefit retirement plans sponsored by the Company, and (i) any and all other employee benefit plans, arrangements, policies, programs and agreements to which the Company is a party or that the Company otherwise maintains, sponsors or contributes;

NOW, THEREFORE, BE IT RESOLVED, that the Company Equity Plans and the Benefits Plans, including the rights to grant future awards and benefits thereunder, and all outstanding Awards under the Company Equity Plans shall, at the Effective Time, automatically by virtue of the Texas Redomestication, and without any further action by the Company, the Texas Corporation or any other person, remain attached to the Texas Corporation;

RESOLVED FURTHER, that, at the Effective Time, the applicable provisions of the Company Equity Plans permitting equitable adjustments and similar actions shall be relied upon solely to effect the substitution of equity of the Texas Corporation for equity of the Company on a one-to-one basis, without any change in the economic value, terms or conditions of the Company Equity Plans or Awards, including with respect to the number of shares subject thereto or the exercise or purchase price of any Awards;

RESOLVED FURTHER, that contingent on the consummation of the Texas Redomestication and at the Effective Time, automatically by virtue of the Texas Redomestication and without any further action by the Company, the Texas Corporation or any other person, (a) all references to the “Company” in the Company Equity Plans and the agreements or contracts related to outstanding Awards and in the Benefit Plans refer to the Texas Corporation rather than the Company, (b) all references to “Class C common stock” (or similar term) of the Company in the Company Equity Plans and the agreements or contracts related to outstanding Awards refer to “Class C common stock” (or similar term) of the Texas Corporation, (c) all shares issued under the

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applicable Company Equity Plan or non-plan equity award agreement shall be Class C common stock of the Texas Corporation (subject to adjustment pursuant to the terms of the applicable Company Equity Plan or agreement), (d) the Texas Corporation shall be entitled to grant awards covering shares of Class C common stock of the Texas Corporation under the Company Equity Plans, subject to the terms and conditions thereto, and (e) any other changes necessary to effect the Texas Redomestication shall be deemed made;

RESOLVED FURTHER, that, at the Effective Time, automatically by virtue of the Texas Redomestication, each of the Awards under the Company Equity Plans will continue to have, and be subject to, the same terms and conditions (including, if applicable, the vesting arrangements and other terms and conditions set forth in the applicable Company Equity Plan and the applicable Award agreement), except that the outstanding Awards under the Company Equity Plans settleable in stock will be settled in shares of the Class C common stock of the Texas Corporation;

RESOLVED FURTHER, that, at the Effective Time, automatically by virtue of the Texas Redomestication, any compensation or benefits issued under the Benefit Plans prior to the Effective Time will continue to have, and be subject to, the same terms and conditions;

RESOLVED FURTHER, that all rights, duties and obligations pursuant to the Company Equity Plans and the Benefits Plans shall remain attached to the Texas Corporation for all purposes under the Company Equity Plans and the Benefits Plans, in each case contingent on the consummation of the Texas Redomestication;

RESOLVED FURTHER, that the Compensation Committee of the board of directors of the Texas Corporation shall be the administrator of each such Company Equity Plan and Benefit Plan and shall have any and all authority of such administrator and any and all authority otherwise previously assigned to the Compensation Committee of the Board by the Board with respect thereto; and

RESOLVED FURTHER, that the Board acknowledges and determines that the Texas Redomestication does not constitute a “change of control,” “change in control,” “other combination,” “acquisition” or similar term for purposes of any Company Equity Plan, the Benefits Plans, any employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement of the Company, and that the Texas Redomestication constitutes a reorganization of the Company, effected without change to ownership, and therefore no acceleration of vesting, exercisability or deliverability under any Company Equity Plan or Award thereunder shall occur.

III.	General

RESOLVED FURTHER, that any and all acts, transactions, agreements or certificates previously signed on behalf of the Company by any Authorized Officer consistent with the foregoing resolutions and in furtherance thereof be, and they hereby are, approved and ratified in all respects as the true acts and deeds of the Company with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board and that the Authorized Officer did execute the same; and

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to take, or cause to be taken, any and all actions, to execute and deliver any and all agreements, certificates, assignments, instruments or other documents, and to do any and all things that, in the judgment of such officer or officers, may be necessary or advisable to effectuate the foregoing resolutions; such execution and delivery by any such officer or officers of any such agreement, certificate, assignment, instrument or other document or the doing by any of them of any such act (including the authorization of any change in any such agreement, certificate, assignment, instrument or other document) shall conclusively establish both the authority of such person so to do from the Company and the approval of the Board.

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Annex E

CERTIFICATE OF FORMATION OF DELL TECHNOLOGIES INC.

Dell Technologies Inc., a corporation incorporated under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:

1.

The Corporation was originally formed as a corporation incorporated under the laws of the State of Delaware under the name “Denali Holding Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on January 31, 2013 (the “Delaware Corporation”). The principal place of business of the Delaware Corporation was One Dell Way, Round Rock, Texas 78682.

2.

The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Dell Technologies Inc.” on [    ], 2026 pursuant to a plan of conversion under which the Delaware Corporation converted into the Corporation.

ARTICLE I: NAME

The name of the Corporation is “Dell Technologies Inc.” The Corporation is a for-profit corporation.

ARTICLE II: REGISTERED AGENT

The address of the registered office of the Corporation in the State of Texas is 211 East 7th Street, Suite 620, Austin, Texas 78701. The name of the registered agent of the Corporation at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating. The initial mailing address of the Corporation is One Dell Way, Round Rock, Texas 78682.

ARTICLE III: PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).

ARTICLE IV: AUTHORIZED CAPITAL STOCK

The total authorized number of shares of capital stock of the Corporation shall be eight billion, eight-hundred one million (8,801,000,000) shares, which shall consist of (i) one million (1,000,000) shares of Preferred Stock, of the par value of $0.01 per share (the “Preferred Stock”), and (ii) eight billion, eight-hundred million (8,800,000,000) shares of Common Stock, of the par value of $0.01 per share (the “Common Stock”).

ARTICLE V: PREFERRED STOCK AND COMMON STOCK

The following is a statement fixing certain of the designations and powers, voting powers, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the board of directors of the Corporation (the “Board of Directors”) to fix any such provisions not fixed by this Certificate of Formation:

Section 5.1 Preferred Stock.

(a) Subject to obtaining any required shareholder votes or consents provided for herein or in any Preferred Stock Series Resolution (as defined below), the Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The number of shares, designations and powers, voting powers, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such powers, preferences and/or rights (collectively, the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the Board of Directors or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated, and set forth in a certificate of designation executed, acknowledged, and filed in accordance with the TBOC. The powers of the Board of Directors to determine the Series Terms of a particular series (any of which powers may by resolution of the Board of Directors be specifically delegated to one or more of its committees, except as prohibited by law) shall include, but not be limited to, determination of the following:

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(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate on the shares of that series, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon occurrence of such events as the Board of Directors shall determine;

(5) Whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8) The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or senior thereto, with respect to dividends or distribution of assets upon liquidation;

(9) The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

(10) Any other designations, powers, preferences, and rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

(b) To the fullest extent permitted by the TBOC, any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Certificate of Formation and the Preferred Stock Series Resolution; provided, that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in this Certificate of Formation or in the Preferred Stock Series Resolution.

(c) Subject to the provisions of this Article V and to obtaining any required shareholder votes or consents provided for herein or in any Preferred Stock Series Resolution, the issuance of shares of one or more series of Preferred Stock may be authorized from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors or a designated committee thereof, in an aggregate amount not exceeding the total number of shares constituting any such series or the total number of shares of Preferred Stock authorized by this Certificate of Formation. Except in respect of series particulars fixed by the Board of Directors or its committee as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical, and all shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

Section 5.2 Common Stock.

There shall be four classes of Common Stock created, having the number of shares and the voting powers, preferences, designations, rights, qualifications, limitations or restrictions set forth below:

(a) Common Stock. One class of Common Stock of the Corporation is designated as “Class A Common Stock” consisting of six-hundred million (600,000,000) shares, of the par value of $0.01 per share (the “Class A Common Stock”); one class of Common Stock of the Corporation is designated as “Class B Common Stock” consisting of two-hundred million (200,000,000)

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shares, of the par value of $0.01 per share (the “Class B Common Stock”); one class of Common Stock of the Corporation is designated as “Class C Common Stock” consisting of seven billion, nine-hundred million (7,900,000,000) shares, of the par value of $0.01 per share (the “Class C Common Stock”); and one class of Common Stock of the Corporation is designated as “Class D Common Stock” consisting of one-hundred million (100,000,000) shares, of the par value of $0.01 per share (the “Class D Common Stock”).

(b) Dividends. Subject to the provisions of any Preferred Stock Series Resolution:

(1) Dividends on the Common Stock may be declared and paid out of the assets of the Corporation legally available therefor.

(2) Subject to the provisions of any Preferred Stock Series Resolution, if any, outstanding at any time, the holders of Class A Common Stock, the holders of Class B Common Stock, the holders of Class C Common Stock and the holders of Class D Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of the assets or funds of the Corporation legally available therefor; provided, that in the event that any such dividend is paid in the form of shares of Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class A Common Stock, as the case may be, the holders of Class B Common Stock shall receive Class B Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class B Common Stock, as the case may be, the holders of Class C Common Stock shall receive Class C Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class C Common Stock, as the case may be, and the holders of Class D Common Stock shall receive Class D Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class D Common Stock, as the case may be.

(c) Liquidation and Dissolution.

(1) In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and payment or provision for payment of any preferential amount due to the holders of any other class or series of stock as to payments upon dissolution of the Corporation, the holders of shares of Common Stock shall be entitled to receive their proportionate interests in the assets of the Corporation remaining for distribution to holders of stock (regardless of the class or series of stock to which such assets are then attributed).

(2) Neither (i) the consolidation or merger of the Corporation with or into any other Person or Persons, (ii) a transaction or series of related transactions that results in the transfer of more than 50% of the voting power of the Corporation nor (iii) the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 5.2(c).

(d) Subdivisions or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of any class or series of Common Stock, the outstanding shares of the other classes or series of Common Stock will be subdivided or combined in the same manner.

(e) Voting Rights. Subject to Article VI, (i) each holder of record of Class A Common Stock shall be entitled to ten (10) votes per share of Class A Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; (ii) each holder of record of Class B Common Stock shall be entitled to ten (10) votes per share of Class B Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; (iii) each holder of record of Class C Common Stock shall be entitled to one (1) vote per share of Class C Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; and (iv) each holder of record of Class D Common Stock shall not be entitled to any vote on any matter except to the extent required by the laws of the State of Texas (in which case such holder shall be entitled to one (1) vote per share of Class D Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote). Except (A) as may otherwise be provided in this Certificate of Formation, or (B) as may otherwise be required by the laws of the State of Texas, the holders of shares of all classes or series of Common Stock will vote as one class with respect to the election of Group I Directors (as defined below) and with respect to all other matters to be voted on by shareholders of the Corporation; provided, that the holders of Class C Common Stock (and no other class or series of Common Stock) will vote as one class with respect to the election of the Group IV Director (as defined below). Except as expressly provided in this Certificate of Formation or the laws of the State of Texas, no class or series of Common Stock shall be entitled to vote as a separate class or series on any matter, including in connection with any “fundamental action” or any “fundamental business transaction” (each as defined in the TBOC). Without limiting the generality of the foregoing,

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the holders of shares of Common Stock will vote as one class with respect to any proposed amendment to this Certificate of Formation that (i) would increase (x) the number of authorized shares of Common Stock or any class or series thereof, (y) the number of authorized shares of Preferred Stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established, or (ii) decrease (x) the number of authorized shares of Common Stock or any class or series thereof, (y) the number of authorized shares of Preferred Stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established (but, in each case, not below the number of shares of such class or series of capital stock then outstanding), and no separate class or series vote of the holders of shares of any class or series of capital stock of the Corporation will be required for the approval of any such matter. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Common Stock or Preferred Stock as specified in the Bylaws, in this Certificate of Formation (including Article XII (Amendment of Certificate of Formation)) or in any certificate of designation, the vote of shareholders holding a majority of the voting power of all of the then-outstanding issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any “fundamental action” or any “fundamental business transaction” (each as defined in the TBOC). When voting as a single class, no class of shares that does not have voting rights shall have any right to participate in such vote.

(f) Equal Status. Except as expressly provided in this Article V and in Article VI, Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall have the same rights and privileges and rank equally, share ratably on a per share basis and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), each holder of Common Stock shall have the right to receive, or the right to elect to receive, the same amount and form of consideration, if any, on a per share basis, as each other holder of Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of Common Stock shall have the right to receive, or the right to elect to receive, the same amount or form of consideration on a per share basis as each other holder of Common Stock; provided, that notwithstanding anything herein to the contrary, the holders of Class C Common Stock and the holders of Class D Common Stock may receive non-voting securities or capital stock, or securities or capital stock with differing voting rights or preferences than the holders of Class A Common Stock and/or the holders of Class B Common Stock in connection with such a merger, consolidation or other business combination, or such a tender or exchange offer.

(g) Senior, Parity or Junior Stock.

(1) Whenever reference is made in this Article V to shares “ranking senior to” another class or series of stock or “on a parity with” another class or series of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank equally with, as the case may be, the rights of the holders of such other class or series of stock. Whenever reference is made to shares “ranking junior to” another class or series of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation are junior and subordinate to the rights of the holders of such class or series of stock.

(2) Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock shall rank on a parity with each other series of Preferred Stock and each series of Preferred Stock shall rank senior to the Common Stock. Except as otherwise provided herein, each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class D Common Stock shall rank on a parity with each other, and, except as otherwise provided in any Preferred Stock Series Resolution, each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class D Common Stock shall rank junior to the Preferred Stock.

(h) Reservation and Retirement of Shares.

(1) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

(2) Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

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(i) No Preemptive Rights.

Subject to the provisions of any Preferred Stock Series Resolution, no holder of shares of stock of the Corporation shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation; but, subject to the provisions of any Preferred Stock Series Resolution, such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation may be issued or disposed of by the Board of Directors to such Persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which the Corporation shall have by binding contract agreed.

(j) Conversion of Class A Common Stock, Class B Common Stock and Class D Common Stock.

(1) At any time and from time to time, (i) any holder of Class A Common Stock or Class B Common Stock shall have the right by written election to the Corporation to convert all or any of the shares of Class A Common Stock or Class B Common Stock, as applicable, held by such holder into shares of Class C Common Stock on a one-to-one basis and (ii) any holder of Class D Common Stock, subject to any legal requirements applicable to such holder (including any applicable requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other applicable antitrust laws), shall have the right by written election to the Corporation to convert all or any of the shares of Class D Common Stock held by such holder into shares of Class C Common Stock on a one-to-one basis.

(2) If any such holder seeks to convert any share of Class A Common Stock, Class B Common Stock or Class D Common Stock pursuant to this Section 5.2(j), such holder shall deliver a written election to the Corporation in the manner set forth in the Bylaws or to the Corporation’s transfer agent. Each such written election shall (i) state the number of shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, elected to be converted and (ii) if so required by the Corporation or its transfer agent, be accompanied by duly executed instruments of transfer. The conversion of such shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, shall be deemed effective as of the close of business on the date of receipt by the Corporation’s transfer agent of such written election and any other instruments required by this Section 5.2(j)(2).

(3) Upon receipt by the Corporation’s transfer agent of a written election and any other instruments required by Section 5.2(j)(2), the Corporation shall, as soon as reasonably practicable thereafter, register on the Corporation’s books ownership of the number of shares of Class C Common Stock to which the holder of shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, being converted shall be entitled upon such conversion in accordance with this Certificate of Formation. All shares of Class C Common Stock issued hereunder by the Corporation shall be validly issued, fully paid and non-assessable.

(4) Notwithstanding anything in this Certificate of Formation to the contrary, upon any Transfer of shares of Class A Common Stock or Class B Common Stock to any Person other than (i) a Permitted Transferee of the transferor, (ii) in the case of the Class A Common Stock, in connection with the transfer, at substantially the same time, of an aggregate number of shares of Common Stock held by the MD Shareholders and their Permitted Transferees greater than 50% of the outstanding shares of Common Stock owned by the MD Shareholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) to any Person or group of Affiliated Persons or (iii) in the case of the Class B Common Stock, in connection with the transfer, at substantially the same time, of an aggregate number of shares of Common Stock held by the transferor and its Permitted Transferees greater than 50% of the outstanding shares of Common Stock owned by the SLP Shareholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) to any Person or group of Affiliated Persons, the shares so Transferred shall automatically and as a condition to the effectiveness of such Transfer be converted into shares of Class C Common Stock on a one-for-one basis.

(5) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of issuance upon conversion of outstanding shares of Class A Common Stock, Class B Common Stock and Class D Common Stock, such number of shares of Class C Common Stock that shall be issuable upon the conversion of all such outstanding shares of Class A Common Stock, Class B Common Stock and Class D Common Stock.

(k) Transfer Taxes. The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of a certificate or certificates representing any shares of capital stock and/or other

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securities on conversion or redemption of shares of Common Stock pursuant to this Section 5.2. The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of a certificate or certificates representing any shares of capital stock in a name other than that in which the shares of Common Stock so converted or redeemed were registered and no such issue or delivery will be made unless and until the Person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax, or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.

Section 5.3 Special Meetings of Shareholders.

Special meetings of the shareholders may be called at any time by (i) the Chairman of the Board of Directors, (ii) a majority of the authorized number of directors, (iii) to the extent required by the TBOC, the President, or (iv) the holders of not less than 50% (or the highest percentage of ownership that may be specified in the TBOC) of the voting power of the Corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting. Special meetings of the shareholders shall be held in accordance with the Bylaws. Advance notice of shareholder nominations for the election of directors and of any other business to be brought by shareholders before any meeting of the shareholders shall be given in the manner provided in the Bylaws.

ARTICLE VI: BOARD OF DIRECTORS

(a) Director Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b) Initial Directors. The number of directors constituting the initial Board of Directors after the Corporation was converted into a corporation incorporated under the laws of the State of Texas is eight (8) and their names and addresses are as follows:

Name	Address
1.Michael Dell	One Dell Way, Round Rock, Texas 78682
2.David Dorman	One Dell Way, Round Rock, Texas 78682
3.Egon Durban	One Dell Way, Round Rock, Texas 78682
4.David Grain	One Dell Way, Round Rock, Texas 78682
5.William Green	One Dell Way, Round Rock, Texas 78682
6.Lynn Vojvodich Radakovich	One Dell Way, Round Rock, Texas 78682
7.Ellen Kullman	One Dell Way, Round Rock, Texas 78682
8.Steve Mollenkopf	One Dell Way, Round Rock, Texas 78682

(c) Director Groups; Number of Directors; Vacancies; Removal; Voting. The Board of Directors shall consist of the director groups described below:

(1) The Group I directors (the “Group I Directors”). The holders of Common Stock (other than the holders of Class D Common Stock), voting together as a single class, shall be entitled to elect, vote to remove or fill any vacancy in respect of any Group I Director. The number of Group I Directors shall not be less than three (3) nor more than twenty (20) as shall be determined in accordance with the Bylaws. Any newly-created directorship on the Board of Directors with respect to the Group I Directors that results from an increase in the number of Group I Directors may be filled in any manner permitted by the TBOC, including by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors with respect to the Group I Directors may be filled in any manner permitted by the TBOC, including by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. A majority of the Common Stock (other than the Class D Common Stock), voting together as a single class, shall be entitled remove any Group I Director with or without cause at any time. Each Group I Director shall be entitled to cast one (1) vote.

(2) The Group IV Director (defined below). The holders of Class C Common Stock shall have the right, voting separately as a class, to elect one (1) director (the “Group IV Director”), and, voting separately as a class, shall solely be entitled to vote to remove any Group IV Director. In connection with each annual meeting of the shareholders of the Corporation, the Board of Directors will nominate one nominee as the Group IV Director, whose election will be subject to such vote of the holders of the Class C Common Stock, voting separately as a class. In the case of any vacancy occurring with respect to the Group IV Director, such vacancy may be filled by the affirmative vote of a majority of the Board of Directors then in office until the next annual meeting

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of shareholders of the Corporation or until the Group IV Director’s earlier removal. The holders of a majority of the Class C Common Stock, voting separately as a class, shall be entitled to remove the Group IV Director with or without cause at any time, and no other shareholders of the Corporation shall be entitled to vote with respect to such removal. The Group IV Director shall be entitled to cast one (1) vote.

(d) Election of Directors. No shareholders of the Corporation other than the holders of the Class C Common Stock shall be entitled to vote with respect to the election or the removal of the Group IV Director. At any meeting held for the purpose of electing directors, (i) the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of Common Stock shall be required, and shall be sufficient, to constitute a quorum for the election of the Group I Directors and (ii) the presence in person or by proxy of the holders of a majority of the outstanding shares of Class C Common Stock shall be required, and shall be sufficient, to constitute a quorum of such class for the election of the Group IV Director by such class. At any such meeting or adjournment thereof, the absence of a quorum of any of the holders of the Class C Common Stock shall not prevent the election of directors other than the Group IV Director and the absence of a quorum or quorums of the holders of capital stock of the Corporation entitled to elect such other directors shall not prevent the election of the Group IV Director.

ARTICLE VII: TERMS FOR DIRECTORS

Elections of the members of the Board of Directors shall be held annually at the annual meeting of shareholders and each director shall be elected for a term commencing on the date of such director’s election and ending on the earlier of (i) the date such director’s successor is elected and qualified and (ii) the date of such director’s death, resignation, disqualification or removal. Elections of the members of the Board of Directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE VIII: SHAREHOLDER ACTION BY WRITTEN CONSENT

Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be so taken, is signed by both (i) the holders of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted and (ii) each of the holders of a majority of the Common Stock beneficially owned by the MD Shareholders and a majority of the Common Stock beneficially owned by the SLP Shareholders, if any, that are shareholders at such time, in a manner that complies with the requirements of the TBOC. Such written consent shall be delivered to the Corporation in the manner set forth in the Bylaws or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings are recorded.

ARTICLE IX: AMENDMENT OF BYLAWS

Subject to any limitations set forth in this Certificate of Formation and to obtaining any required shareholder votes or consents required hereby, the Board of Directors is expressly authorized to amend, alter or repeal the Bylaws, in whole or in part, or adopt new Bylaws, without any action on the part of the shareholders in any manner not inconsistent with applicable law; provided, that Bylaws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered or repealed by the shareholders subject to any limitations set forth in this Certificate of Formation.

ARTICLE X: DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

(a) Limitation of Liability. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for such liability as is expressly not subject to limitation under the TBOC, as the same exists or may hereafter be amended to further limit or eliminate such liability. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. Any repeal or amendment of this Article X by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Article X, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the personal liability of officers or directors) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(b) Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact

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that he or she, or a person of whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving or having agreed to serve as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, further, that, if the TBOC requires, the payment of such expenses incurred by a current, former or proposed director or officer in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of (i) a written undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Article X or otherwise and (ii) a written affirmation by such indemnitee of such indemnitee’s good faith belief that he or she has met the standard of conduct necessary for indemnification under this Article X.

(c) Indemnification of Employees and Agents. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the indemnification of directors and officers provided for in this Article X.

(d) Right to Bring Suit. If a written claim for advancement and payment of expenses received by the Corporation from or on behalf of an indemnified party under this Article X is not paid in full by the Corporation within ninety days after such receipt, or if a written claim for indemnification following final disposition of the applicable proceeding received by the Corporation by or on behalf of an indemnified party under this Article X is not paid in full by the Corporation within ninety days after such receipt, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the TBOC for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(e) Non-Exclusivity of Rights. The right to indemnification and the advancement and payment of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), provision of this Certificate of Formation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

(f) Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.

(g) Severability. If this Article X or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, to the full extent permitted by any applicable portion of this Article X that shall not have been invalidated and to the fullest extent permitted by applicable law.

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ARTICLE XI: CORPORATE OPPORTUNITIES

To the fullest extent permitted by the TBOC and subject to any express agreement that may from time to time be in effect, the Corporation acknowledges and agrees that any Covered Person may, and shall have no duty not to, (i) invest in, carry on and conduct, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, shareholder, equityholder or investor in any Person, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Corporation or any of its Subsidiaries, (ii) do business with any client, customer, vendor or lessor of any of the Corporation or its Affiliates, and/or (iii) make investments in any kind of property in which the Corporation may make investments. To the fullest extent permitted by the TBOC, the Corporation renounces any interest or expectancy to participate in any business or investments of any Covered Person as currently conducted or as may be conducted in the future, and waives any claim against a Covered Person and shall indemnify a Covered Person against any claim that such Covered Person is liable to the Corporation, any Subsidiary or their respective shareholders for breach of any fiduciary duty solely by reason of such Person’s participation in any such business or investment. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in this provision in the manner specified or permitted by the TBOC. The Corporation hereby expressly acknowledges and agrees in the event that a Covered Person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (x) the Covered Person outside of his or her capacity as an officer or director of the Corporation and (y) the Corporation or any Subsidiary, the Covered Person shall not have any duty to offer or communicate information regarding such corporate opportunity to the Corporation or any Subsidiary. To the fullest extent permitted by the TBOC, the Corporation hereby renounces any interest or expectancy in any potential transaction or matter of which the Covered Person acquires knowledge, except for any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as an officer or director of the Corporation or any Subsidiary, and waives any claim against each Covered Person and shall indemnify a Covered Person against any claim that such Covered Person is liable to the Corporation, any Subsidiary or their respective shareholders for breach of any fiduciary duty solely by reason of the fact that such Covered Person (A) pursues or acquires any corporate opportunity for its own account or the account of any Affiliate or other Person, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another Person or (C) does not communicate information regarding such corporate opportunity to the Corporation or such Subsidiary; provided, in each such case, that any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as an officer or director of the Corporation shall belong to the Corporation. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in this provision and as permitted by the TBOC, except to the extent that a Covered Person is determined by a final, non-appealable order of a Texas court having competent jurisdiction (or any other judgment which is not appealed in the applicable time) to have breached this Article XI, in which case any such advanced expenses shall be promptly reimbursed to the Corporation.

ARTICLE XII: AMENDMENT OF CERTIFICATE OF FORMATION

(a) Subject to obtaining any required shareholder votes or consents provided for herein or in any Preferred Stock Series Resolution, the Corporation shall have the right, from time to time, to amend this Certificate of Formation or any provision hereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or shareholder of the Corporation by this Certificate of Formation or any amendment hereof are conferred subject to such right. In lieu of the vote required under Section 21.364 of the TBOC and subject to any other vote required by this Certificate of Formation, the affirmative vote of shareholders holding at least a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote, voting together as a single class, shall be required to amend, alter, repeal or adopt any provision as part of this Certificate of Formation.

(b) Notwithstanding anything herein to the contrary, (i) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class A Common Stock and (ii) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B Common Stock shall be required (A) for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of Article V (Preferred Stock and Common Stock) and/or Article VI (Board of Directors) and, (B) for so long as the MD Shareholders or the SLP Shareholders own any Common Stock, for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of Article X (Director and Officer Liability; Indemnification), Article VI (Board of Directors) or this paragraph (b) of this Article XII.

(c) Notwithstanding anything herein to the contrary, the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class C Common Stock shall be required for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of paragraph (c)(2) of Article VI (election of Class IV Director) that would have a material adverse effect on the powers or special rights of the Class C Common Stock pursuant to such paragraph.

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ARTICLE XIII: EXCLUSIVE FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, (C) any action asserting a claim against the Corporation or any current or former director, officer, employee or shareholder of the Corporation arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws, (D) any action asserting a claim against the Corporation or any director or officer or shareholder of the Corporation governed by the internal affairs doctrine, (E) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (F) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction, shall be the Texas Business Court in the Third Business Court Division of the State of Texas (the “Austin Business Court”) (or, if the Austin Business Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the Texas Business Court in the Eleventh Business Court Division of the State of Texas (the “Houston Business Court”) or, if the Houston Business Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the United States District Court for the Western District of Texas, Austin Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the state district court of Travis County, Texas), and (ii) the Federal Court (or, if the Federal Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, any other federal district court of the United States) shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, to the fullest extent permitted by law. Any Person purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XIII.

ARTICLE XIV: JURY TRIAL WAIVER

UNLESS THE CORPORATION CONSENTS IN WRITING TO A JURY TRIAL, THE CORPORATION AND EACH SHAREHOLDER, DIRECTOR, AND OFFICER OF THE CORPORATION HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE CORPORATION OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE CORPORATION OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE CORPORATION FOLLOWING THE ADOPTION OF THIS CERTIFICATE OF FORMATION CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.

ARTICLE XV: BUSINESS COMBINATIONS

The Corporation shall not be governed by or subject to Section 21.606 of the TBOC regarding business combinations.

ARTICLE XVI

OWNERSHIP THRESHOLD FOR DERIVATIVE PROCEEDINGS

The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. Subject to the requirements of applicable law (including Section 21.552 of the TBOC and any successor thereto), no shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the Corporation against any director and/or officer of the Corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Corporation.

ARTICLE XVII: CERTAIN DEFINITIONS

Unless the context otherwise requires, the terms defined in this Article XVII will have, for all purposes of this Certificate of Formation, the meanings herein specified:

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. Notwithstanding the foregoing, for purposes of this Certificate of Formation, (i) the Corporation, its Subsidiaries and its other controlled Affiliates shall not be considered Affiliates of any of the Sponsor Shareholders or of any Affiliates of any of the Sponsor Shareholders (except that the Corporation, its Subsidiaries and its other controlled Affiliates may be considered Affiliates

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of each other) (and vice versa), (ii) none of the MD Shareholders, on the one hand, and/or the SLP Shareholders, on the other hand, shall be considered Affiliates of each other, and (iii) except with respect to Article XI, none of the Sponsor Shareholders shall be considered Affiliates of (x) any portfolio company in which any of the Sponsor Shareholders or any of their affiliated investment funds have made a debt or equity investment (and vice versa) or (y) any limited partners, non-managing members or other similar direct or indirect investors in any of the Sponsor Shareholders or their affiliated investment funds. The term “Affiliated” has a meaning correlative to the foregoing.

“Approved Exchange” means the New York Stock Exchange and/or the Nasdaq Stock Market.

“Award” means an award pursuant to a Stock Plan of restricted stock units (including performance-based restricted stock units) that correspond to Common Stock and/or options to subscribe for, purchase or otherwise acquire shares of Common Stock.

“beneficially owns” and similar terms have the meaning set forth in Rule 13d-3 under the Exchange Act; provided, that no shareholder shall be deemed to beneficially own any Securities held by any other shareholder solely by virtue of the provisions of any shareholder agreement or similar contractual arrangement; provided, further, that (i) for the purposes of calculating the beneficial ownership of the MD Shareholders, all of the MD Shareholders’ Common Stock, all of their respective Affiliates’ Common Stock and all of their respective Permitted Transferees’ Common Stock (including in each case Common Stock issuable upon exercise, delivery or vesting of Awards) shall be included as being owned by the MD Shareholders and as being outstanding (except for Common Stock that was transferred by the MD Shareholders, their Affiliates or Permitted Transferees after MD’s death to an individual or Person other than (i) an individual or entity described in clause (1)(a), (1)(b), (1)(c) or (1)(d) of the definition of “Permitted Transferee” or (ii) an MD Fiduciary), and (ii) for the purposes of calculating the beneficial ownership of any other shareholder, all of such shareholder’s Common Stock, all of its Affiliates’ Common Stock and all of its Permitted Transferees’ Common Stock (including in each case Common Stock issuable upon exercise, delivery or vesting of Awards) shall be included as being owned by such shareholder and as being outstanding.

“Bylaws” means the bylaws of the Corporation, as amended or restated from time to time in accordance with this Certificate of Formation.

“Certificate of Formation” means this Certificate of Formation, as it may be amended from time to time.

“control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Convertible Securities” means any securities of a Person that are convertible into, or exercisable or exchangeable for, securities of such Person or any other Person, whether upon conversion, exercise or exchange at such time or a later time or only upon the occurrence of certain events, but in respect of anti-dilution provisions of such securities only upon the effectiveness thereof.

“Covered Person” means (i) any director or officer of the Corporation or any of its Subsidiaries who is also a director, officer, employee, managing director or other Affiliate of DFO or SLP and (ii) SLP and the SLP Shareholders; provided, that MD shall not be a “Covered Person” for so long as he is an executive officer of the Corporation or any of the Specified Subsidiaries.

“Dell” means Dell Inc., a Delaware corporation and wholly-owned subsidiary of Intermediate.

“Dell International” means Dell International L.L.C., a Delaware limited liability company.

“DFO” means DFO Management, LLC and its Affiliates (other than MD for so long as he serves as the Chief Executive Officer of the Corporation).

“EMC” means EMC Corporation, a Massachusetts corporation and wholly owned subsidiary of the Corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Immediate Family Members” means, with respect to any natural person (including MD), (i) such natural person’s spouse, children (whether natural or adopted as minors), grandchildren or more remote descendants, siblings and spouse’s siblings and (ii) the lineal descendants of each of the persons described in the immediately preceding clause (i).

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“Initial SLP Shareholders” means the SLP Shareholders who purchased shares of the Corporation’s capital stock on October 29, 2013, together with any of their Permitted Transferees to whom they transferred or transfer such shares (or shares of Common Stock upon conversion of such shares).

“Intermediate” means Denali Intermediate Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation.

“MD” means Michael S. Dell.

“MD Charitable Entity” means the Michael & Susan Dell Foundation and any other private foundation or supporting organization (as defined in Section 509(a) of the U.S. Internal Revenue Code of 1986, as amended from time to time) established and principally funded directly or indirectly by MD and/or his spouse.

“MD Fiduciary” means any trustee of an inter vivos or testamentary trust appointed by MD.

“MD Shareholders” means, collectively, MD and the SLD Trust, together with their respective Permitted Transferees that acquire Common Stock.

“Merger” means the acquisition by merger of EMC by the Corporation, which closed on September 7, 2016.

“outstanding,” when used with respect to the shares of any class of common stock, will include, without limitation, the shares of such class, if any, held by any subsidiary of the applicable corporation, except as otherwise provided by applicable law with respect to the exercise of voting rights. No shares of any class of common stock (or Convertible Securities that are convertible into or exercisable or exchangeable for common stock) held by a corporation in its treasury will be deemed outstanding.

“Permitted Transferee” means:

1. In the case of the MD Shareholders:

(a) MD, SLD Trust or any Immediate Family Member of MD;

(b) any MD Charitable Entity;

(c) one or more trusts whose current beneficiaries are and will remain for so long as such trust holds Securities, any of (or any combination of) MD, one or more Immediate Family Members of MD or MD Charitable Entities;

(d) any corporation, limited liability company, partnership or other entity wholly-owned by any one or more Persons or entities described in clause (1)(a), (1)(b) or (1)(c) of this definition of “Permitted Transferee”; or

(e) from and after MD’s death, any recipient under MD’s will, any revocable trust established by MD that becomes irrevocable upon MD’s death, or by the laws of descent and distribution.

2. In the case of any other shareholder (other than the MD Shareholders) that is a partnership, limited liability company or other entity, (A) any of its controlled Affiliates (other than portfolio companies) or (B) an affiliated management company and/or an affiliated investment fund, vehicle or account of such shareholder that remains such an Affiliate or an affiliated management company and/or an affiliated investment fund, vehicle or account.

For the avoidance of doubt, (x) each MD Shareholder will be a Permitted Transferee of each other MD Shareholder and (y) each SLP Shareholder will be a Permitted Transferee of each other SLP Shareholder.

“Person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity, or a government or any agency or political subdivision thereof.

“Securities” means any equity securities of the Corporation, including any Preferred Stock, Common Stock, debt securities exercisable or exchangeable for, or convertible into equity securities of the Corporation, or any option, warrant or other right to acquire any such equity securities or debt securities of the Corporation.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

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“SLD Trust” means the Susan Lieberman Dell Separate Property Trust.

“SLG” means Silver Lake Group, L.L.C., a Delaware limited liability company.

“SLMC III” means Silver Lake Management Company III, L.L.C., a Delaware limited liability company.

“SLMC IV” means Silver Lake Management Company IV, L.L.C., a Delaware limited liability company.

“SLMC V” means Silver Lake Management Company V, L.L.C., a Delaware limited liability company.

“SLP” means SLMC III, SLMC IV, SLMC V, SLTM, SLG and their respective affiliated management companies and investment vehicles.

“SLP IV” means Silver Lake Partners IV, L.P., a Delaware limited partnership.

“SLP V” means Silver Lake Partners V DE (AIV), L.P., a Delaware limited partnership.

“SLP Shareholders” means, collectively, (a) SLP IV, SLTI IV, SLP V, SLTI V and SLP SPV, together with (b)(i) their respective Permitted Transferees that acquire Common Stock and (ii)(x) any Person or group of Affiliated Persons to whom the SLP Shareholders and their respective Permitted Transferees have transferred, at substantially the same time, an aggregate number of shares of Common Stock greater than 50% of the outstanding shares of Common Stock owned by the SLP Shareholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) and (y) any Permitted Transferees of such Persons specified in clause (x).

“SLP SPV” means SL SPV-2, L.P., a Delaware limited partnership.

“SLTI IV” means Silver Lake Technology Investors IV, L.P., a Delaware limited partnership.

“SLTI V” means Silver Lake Technology Investors V, L.P., a Delaware limited partnership.

“SLTM” means Silver Lake Technology Management, L.L.C., a Delaware limited liability company.

“Specified Subsidiaries” means any of (i) Intermediate, (ii) Dell, (iii) Dell International, (iv) EMC, (v) any successors and assigns of any of Intermediate, Dell, Dell International and EMC, and (vi) each intermediate entity or Subsidiary between the Corporation and any of the foregoing.

“Sponsor Shareholders” means, collectively, the MD Shareholders and the SLP Shareholders.

“Stock Plan” means any equity incentive plans adopted, approved or entered into by the Corporation or its Subsidiaries pursuant to which the Corporation or its Subsidiaries have granted or issued Awards.

“Subsidiary” means, with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity.

“Transfer” or “transfer” means, with respect to any Security, the direct or indirect offer, sale, exchange, pledge, hypothecation, mortgage, gift, transfer or other disposition or distribution of such Security by the holder thereof or by its representative, and whether voluntary or involuntary or by operation of law including by merger or otherwise (or the entry into any agreement with respect to any of the foregoing); provided, that no (i) conversion of Class A Common Stock and/or Class B Common Stock into Class C Common Stock pursuant to Section 5.2(j), (ii) conversion of Class D Common Stock into Class C Common Stock pursuant to Section 5.2(j) nor (iii) redemption of any share of Preferred Stock shall, in each case, constitute a Transfer.

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IN WITNESS WHEREOF, Dell Technologies Inc. has caused this Certificate of Formation to be executed by its duly authorized officer on this [   ] day of [    ], 2026.

DELL TECHNOLOGIES INC.

By:
Name: Christopher A. Garcia
Title: Senior Vice President and Assistant Secretary

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BYLAWS

OF

DELL TECHNOLOGIES INC.

(Effective [_____], 2026)

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ARTICLE I

OFFICES

SECTION 1.01 Registered Office. The registered office and registered agent of Dell Technologies Inc. (the “Corporation”) shall be as set forth from time to time in the Certificate of Formation (as defined below). The Corporation may also have offices in such other places in the United States or elsewhere as the board of directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require as determined by any officer of the Corporation.

ARTICLE II

SHAREHOLDERS

SECTION 2.01 Annual Meetings. Annual meetings of shareholders may be held at such place, if any, either within or without the State of Texas, and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may, in its sole discretion, determine that meetings of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as described in Section 2.13 of these Bylaws and in accordance with the Texas Business Organizations Code (as in effect from time to time, the “TBOC”). The Board of Directors may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board of Directors.

SECTION 2.02 Special Meetings. Special meetings of the shareholders may be called at any time by (i) the Chairman of the Board of Directors, (ii) a majority of the authorized number of directors, (iii) to the extent required by the TBOC, the President, or (iv) the holders of not less than 50% (or the highest percentage of ownership that may be specified in the TBOC) of the voting power of the Corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting. Special meetings may be held at such place, if any, either within or without the State of Texas or solely by means of remote communication as described in Section 2.13 of these Bylaws and in accordance with the TBOC and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of shareholders previously called by the Board of Directors.

SECTION 2.03 Notice of Shareholder Business and Nominations.

Annual Meetings of Shareholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of any other business to be considered by the shareholders may be made at an annual meeting of shareholders only (a) with respect to nominations for the Board of Directors, as provided in the MD Stockholders Agreement dated as of December 25, 2018 between the Corporation and the shareholders party thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “MD Shareholders Agreement”), the SLP Stockholders Agreement dated as of December 25, 2018 between the Corporation and the shareholders party thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “SLP Shareholders Agreement” and together with the MD Shareholders Agreement, the “Sponsor Shareholders Agreements”), and the Corporation’s certificate of formation as then in effect (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Certificate of Formation”), (b) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04 of these Bylaws, (c) by or at the direction of the Board of Directors or any authorized committee thereof, or (d) by any shareholder of the Corporation who is entitled to vote at the meeting, who, subject to the exceptions set forth in paragraph (C)(5) of this Section 2.03, complied with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 2.03 and who is a shareholder of record both at the time such notice is delivered to the Secretary and on the record date for the meeting.

(2) For director nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (d) of paragraph (A)(1) of this Section 2.03, the shareholder shall have given timely notice thereof in writing to the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business shall constitute a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the shareholder to be timely shall be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th)

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day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of shareholders, then a shareholder’s notice required by this Section 2.03(A)(2) shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary not later than the close of business on the tenth (10th) calendar day following the day on which the public announcement referred to in the second sentence of this Section 2.03(A)(2) is first made by the Corporation. The number of nominees a shareholder may nominate for election at the annual meeting (or in the case of a shareholder giving the notice on behalf of a beneficial owner, the number of nominees a shareholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

(3) Such shareholder’s notice shall set forth the following information:

(a) in the case where a shareholder proposes to nominate an individual for election or re-election as a member of the Board of Directors, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the Corporation’s proxy statement and associated proxy card, as applicable, as a nominee of the shareholder and to serving as a director if elected, and (ii) a representation that the shareholder is a holder of record at the time of the giving of the notice and will be entitled to vote at such meeting (A) the requisite shares of Class A Common Stock, Class B Common Stock or Class C Common Stock (each as defined in the Certificate of Formation) if the nominee is nominated to be a Group I Director (as defined in the Certificate of Formation), and/or (B) the requisite shares of Class C Common Stock if the nominee is nominated to be a Group IV Director (as defined in the Certificate of Formation);

(b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made;

(c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such shareholder and such beneficial owner, including any shares of any class or series of capital stock of the Corporation to which such shareholder and such beneficial owner or any of their respective affiliates or associates has a right to acquire beneficial ownership at any time in the future, (iii) a representation that the shareholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy (which, for the avoidance of doubt, includes remote appearance at virtual meetings) at the meeting to propose such business or nomination, (iv) a representation whether the shareholder or the beneficial owner, if any, will be or is part of a group that will (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise solicit proxies or votes from shareholders in support of such proposal or nomination, (v) a certification regarding whether such shareholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the shareholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the shareholder’s and/or beneficial owner’s acts or omissions as a shareholder of the Corporation and (vi) any other information relating to such shareholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the shareholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or

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any others acting in concert with any of the foregoing (collectively, “proponent persons”), including, in the case of a nomination or nominations, the nominee(s), including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of shareholders (which description shall identify the name of each other person who is party to any such agreement, arrangement or understanding);

(e) a description of any agreement, arrangement or understanding (including, without limitation, any contract to purchase or sell, the acquisition or grant of any option, right or warrant to purchase or sell or any swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation;

(f) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such shareholder or beneficial owner has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation;

(g) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation owned, directly or indirectly, beneficially by such shareholder or beneficial owner that are separated or separable from the underlying shares of the Corporation;

(h) any performance-related fees (other than an asset-based fee) that such shareholder or beneficial owner, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation; and

(i) the names and addresses of other shareholders (including beneficial owners) known by any of the shareholders giving the notice to support such nomination(s) or other business proposal, and, to the extent known, the class or series of the capital stock of the Corporation and the number of shares of each such class or series owned, directly or indirectly, beneficially or of record by such other shareholders or other beneficial owners.

A shareholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (A)(3) or paragraph (B) of this Section 2.03) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the shareholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided, that if the record date for determining the shareholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Corporation not later than five (5) days after the record date for determining the shareholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the shareholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the shareholders entitled to vote at the meeting, but no later than the day prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior to the date of the meeting or any adjournment or postponement thereof). The foregoing notice requirements of this Section 2.03 shall be deemed satisfied by a shareholder with respect to business other than a nomination of a person for election to the Board of Directors if the shareholder has notified the Corporation of the shareholder’s intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such shareholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(B) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2.04. At any time that

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the shareholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, nominations of persons for election to the Board of Directors to fill any vacancy or newly created directorship may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) as provided in the Sponsor Shareholders Agreements and the Certificate of Formation, (2) by or at the direction of the Board of Directors or any committee thereof or (3) provided, that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is entitled to vote at the meeting on such matters, who (subject to the exceptions set forth in paragraph (C)(5) of this Section 2.03) complies with the notice procedures set forth in this Section 2.03 and who is a shareholder of record both at the time such notice is delivered to the Secretary and on the record date for the meeting. The number of nominees a shareholder may nominate for election at the special meeting (or in the case of a shareholder giving the notice on behalf of a beneficial owner, the number of nominees a shareholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the shareholder’s notice as required by paragraph (A)(2) of this Section 2.03 shall be delivered to the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which the Corporation first makes a public announcement of the date of the special meeting at which directors are to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(C) General.

(1) Except as provided in paragraph (C)(5) of this Section 2.03, only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 or the Sponsor Shareholders Agreements shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants and on shareholder approvals. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by applicable law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the shareholder, a person shall be a duly authorized officer, manager or partner of such shareholder or shall be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person shall produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(2) Whenever used in these Bylaws, (i) “public announcement” shall mean disclosure (a) in a press release released by the Corporation, provided, that such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news

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sites, or (b) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder and (ii) “beneficial ownership” shall mean beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section 2.03, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, that, to the fullest extent permitted by applicable law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (A)(1)(d) and (B) hereof), and compliance with paragraphs (A)(1)(d) and (B) of this Section 2.03 shall be the exclusive means for a shareholder to make nominations or submit other business (other than, as provided in the penultimate sentence of paragraph (A)(3) of this Section 2.03, business other than nominations brought properly under and in compliance with Rule 14a-8 under the Exchange Act, as may be amended from time to time). Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation to elect directors under specified circumstances.

(4) In addition to the requirements set forth elsewhere in these Bylaws, to be eligible to be a nominee for election or re-election as a director of the Corporation pursuant to a nomination pursuant to paragraph (A)(1) of this Section 2.03 and paragraph (B) of this Section 2.03 when the shareholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, such proposed nominee or a person on such proposed nominee’s behalf shall deliver, in accordance with the time periods for delivery of timely notice pursuant to paragraph (A)(2) of this Section 2.03, to the Corporation a completed and signed questionnaire with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (the form of which questionnaire shall be provided by the Secretary to such proposed nominee upon written request therefor by such proposed nominee) and a written representation and agreement (in the form provided by the Secretary to such proposed nominee upon written request therefor by such proposed nominee) that such proposed nominee (i) is not and shall not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, shall act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (ii) is not and shall not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and (iii) in such proposed nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and shall comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors.

(5) Notwithstanding anything to the contrary contained in this Section 2.03, (a) for as long as the MD Shareholders Agreement remains in effect with respect to the MD Shareholders (as defined in the Certificate of Formation), the MD Shareholders shall not be subject to the notice or other procedures set forth in paragraph (A)(2), (A)(3), (B) or (C)(4) of this Section 2.03 with respect to any annual or special meeting of shareholders and (b) for as long as the SLP Shareholders Agreement remains in effect with respect to the SLP Shareholders (as defined in the Certificate of Formation), the SLP Shareholders shall not be subject to the notice or other procedures set forth in paragraph (A)(2), (A)(3), (B) or (C)(4) of this Section 2.03 with respect to any annual or special meeting of shareholders.

SECTION 2.04 Notice of Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a timely notice in writing or by electronic transmission, in the manner provided the TBOC, of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be mailed to or transmitted electronically at the direction of the Secretary, the President or any other person calling the meeting to each shareholder of record entitled to vote thereat as of the record date for determining the shareholders entitled to notice of or to vote at the meeting in accordance with the TBOC. Unless otherwise provided by applicable law, the Certificate of Formation or these Bylaws, the notice of any meeting shall be given not later than the tenth (10th) day and not earlier than the sixtieth (60th) day before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.

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SECTION 2.05 Fixing Date for Determination of Shareholders of Record.

(A) In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by applicable law, be at least ten (10) days and not more than sixty (60) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be the day on which notice is given, or, if notice is waived, at the close of business on the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting.

(B) In order that the Corporation may determine the shareholders entitled to receive a distribution, other than a distribution involving a purchase or redemption by the Corporation of any of its own securities, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(C) Unless otherwise restricted by the Certificate of Formation, in order that the Corporation may determine the shareholders entitled to express written consent to corporate action without a meeting in accordance with Section 2.11, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining shareholders entitled to express written consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by applicable law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by applicable law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

SECTION 2.06 List of Shareholders Entitled To Vote. The Corporation shall prepare, no later than the eleventh (11th) day before every meeting of shareholders, an alphabetical list of the shareholders entitled to vote at the meeting or any adjournment of the meeting. The list of shareholders must state (i) the address of each shareholder, (ii) and the number and type of shares held by each shareholder, and (iii) the number of votes that each shareholder is entitled to (if different than the number of shares held by such shareholder). Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic data system if the information required to gain access to such list is provided with the notice of meeting, or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation must take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Except as otherwise provided by applicable law, the original share transfer records shall be prima facie evidence of the shareholders of the Corporation entitled to vote at any meeting of shareholders.

SECTION 2.07 Quorum. Unless otherwise required by applicable law, the Certificate of Formation or the rules or regulations of any stock exchange upon which the Corporation’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of shareholders. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any shareholders or by the refusal of any shareholder present or represented by proxy at such meeting to vote.

SECTION 2.08 Proxies; Vote Required. Each shareholder entitled to vote at a meeting of shareholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy in any manner provided by applicable law, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it conspicuously states that it is irrevocable and otherwise meets the requirements set forth in the TBOC. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Unless required

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by the Certificate of Formation or applicable law, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the shareholder voting, or by such shareholder’s proxy, if there be such a proxy. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Certificate of Formation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing sentence and subject to the Certificate of Formation, all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

SECTION 2.09 Chairman of Meetings. The Chairman of the Board of Directors, if one is elected, or, in his or her absence or upon his or her disability, a person designated by the Board of Directors shall be the chairman of the meeting and, as such, preside at all meetings of the shareholders.

SECTION 2.10 Secretary of Meetings. The Secretary shall act as secretary at all meetings of the shareholders. In the absence or disability of the Secretary, the chairman of the meeting shall appoint a person to act as secretary at such meetings.

SECTION 2.11 Consent of Shareholders in Lieu of Meeting. Any action required or permitted to be taken at any annual or special meeting of shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote only to the extent permitted by and in the manner provided in the Certificate of Formation and in accordance with the TBOC.

SECTION 2.12 Adjournment. At any meeting of shareholders of the Corporation, if less than a quorum is present, the chairman of the meeting or shareholders holding a majority in voting power of the shares of stock of the Corporation, present in person or by proxy and entitled to vote thereat on the matters in question, shall have the power to adjourn the meeting from time to time without notice (other than announcement at the meeting) until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of shareholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of shareholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

SECTION 2.13 Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to the requirements of the TBOC and such guidelines and procedures as the Board of Directors may adopt, shareholders and proxy holders not physically present at a meeting of shareholders may, by means of remote communication: (a) participate in a meeting of shareholders; and (b) be deemed present in person and vote at a meeting of shareholders whether such meeting is to be held at a designated place or solely by means of remote communication; provided, that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

SECTION 2.14 Inspectors of Election. The Corporation may, and shall if required by applicable law, in advance of any meeting of shareholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of shareholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made

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to any determination by the inspectors and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

SECTION 2.15 Delivery to the Corporation. Whenever this Article II or the Certificate of Formation requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such delivery to the Corporation may be effected in any manner permitted by the TBOC, including (i) delivery by mail, postage prepaid, to the Secretary at the principal executive offices of the Corporation, or (ii) electronic mail to the electronic mail address designated by the Corporation and disclosed in the Corporation’s proxy materials and/or identified on the Corporation’s investor relations website. For purposes of this Section 2.15, the term “electronic mail” shall mean an electronic transmission (as defined in Section 1.002 of the TBOC) directed to the aforementioned electronic mail address.

ARTICLE III

BOARD OF DIRECTORS

SECTION 3.01 Powers. Except as otherwise provided by the Certificate of Formation or the TBOC, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by the TBOC or the Certificate of Formation directed or required to be exercised or done by the shareholders.

SECTION 3.02 Number and Term; Chairman. The Board of Directors shall consist of such number of directors, not less than three (3) nor more than twenty-one (21), as shall from time to time be fixed by resolution of the Board of Directors, subject to the provisions of the Certificate of Formation and the Sponsor Shareholders Agreements; provided, that (a) the number of Group IV Directors shall be one and (b) the number of Group I Directors shall not be less than three (3) nor more than twenty (20). The term of each director shall be as set forth in the Certificate of Formation. Directors need not be shareholders. The Board of Directors shall elect a Chairman of the Board of Directors, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors at which he or she is present. If the Chairman of the Board of Directors is not present at a meeting of the Board of Directors, a majority of the directors present at such meeting shall elect one of their members to preside.

SECTION 3.03 Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer of the Corporation or the Secretary. The resignation shall take effect at the time specified therein, and if no time is specified, at the time of its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

SECTION 3.04 Removal. Directors of the Corporation may be removed in the manner provided in the Certificate of Formation and the TBOC.

SECTION 3.05 Vacancies and Newly Created Directorships. Except as otherwise required by applicable law, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the number of directors shall be filled in accordance with the Certificate of Formation and the Sponsor Shareholders Agreements. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

SECTION 3.06 Regular and Special Meetings; Notice. Regular meetings of the Board of Directors may be held at such places, within or without the State of Texas, and times as shall be determined from time to time by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors and shall be called by the Chief Executive Officer or the Secretary if directed by a majority of the directors then in office, and any such meeting shall be at such place, date and time as may be fixed by the person or persons at whose direction the meeting is called. Notice need not be given of regular meetings of the Board of Directors. At least forty-eight (48) hours before each special meeting of the Board of Directors, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) of the time, date and place of the meeting shall be given to each director entitled to attend such meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

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SECTION 3.07 Quorum, Voting and Adjournment. Unless otherwise provided in the Certificate of Formation, the attendance of a majority of the authorized number of directors in any manner permitted by the TBOC shall constitute a quorum for the transaction of business of the Board of Directors, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Each director shall be entitled to one vote.

SECTION 3.08 Action Without a Meeting. Unless otherwise restricted by the Certificate of Formation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission. After the action is taken, the consent or consents or electronic transmission or transmissions shall be filed in the minutes of proceedings of the Board of Directors in accordance with applicable law. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

SECTION 3.09 Remote Meeting. Unless otherwise restricted by the Certificate of Formation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

SECTION 3.10 Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation as a member of the Board of Directors or any committee thereof. Notwithstanding the foregoing, the Corporation shall reimburse the shareholders party to the Sponsor Shareholders Agreements in connection with meetings of the Board of Directors and its committees as provided in the Sponsor Shareholders Agreements.

SECTION 3.11 Reliance on Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV

COMMITTEES

SECTION 4.01 Committees. The Board of Directors may designate from time to time one or more committees, including, without limitation, an Audit Committee, a Nominating and Governance Committee and a Compensation Committee, each such committee to consist of one or more of the directors of the Corporation, subject to the provisions of the Sponsor Shareholders Agreements. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation; but no such committee shall have the power or authority in reference to the following matters: (a) any matters expressly prohibited from being delegated to a committee under the TBOC; (b) approving or adopting, or recommending to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval; or (c) adopting, amending or repealing any Bylaw of the Corporation.

SECTION 4.02 Committee Rules. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. In the absence of such rules, each committee shall conduct its business in accordance with the same rules of procedure as those observed by the Board of Directors in conducting its business pursuant to Article III of these Bylaws. Unless otherwise provided in the resolution of the Board of Directors designating the committee, the presence of a majority of the then-serving members of the committee shall be necessary to constitute a quorum, and all matters shall be determined by a vote of a majority of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members

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thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member, consistent with the provisions of the Sponsor Shareholders Agreements.

ARTICLE V

OFFICERS

SECTION 5.01 Number. The officers of the Corporation shall include a Chief Executive Officer (who shall also be President for the purpose of the TBOC, unless otherwise determined by the Board of Directors), a Chief Financial Officer, a Chief Legal Officer or General Counsel and a Secretary, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected and qualify or until their earlier resignation or removal. In addition, the Board of Directors or the Chief Executive Officer may elect or appoint one or more Vice Presidents, including one or more Executive Vice Presidents and Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers and one or more Assistant Secretaries, who shall hold their office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors or the Chief Executive Officer, as applicable. Any number of offices may be held by the same person.

SECTION 5.02 Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors. The Board of Directors may appoint one or more officers called a Vice Chairman, each of whom does not need to be a member of the Board of Directors.

SECTION 5.03 Chief Executive Officer. The Chief Executive Officer shall have general executive charge, management and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities.

SECTION 5.04 President/Vice Presidents. The President and each Vice President, if any are elected (of whom one or more may be designated an Executive Vice President or Senior Vice President), shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 5.05 Chief Financial Officer. The Chief Financial Officer shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 5.06 Chief Legal Officer/General Counsel. The Chief Legal Officer or General Counsel shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 5.07 Treasurer. The Treasurer shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. He or she shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or its designees selected for such purposes. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers therefor. He or she shall render to the Chief Executive Officer and the Board of Directors, upon their request, a report of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe. In addition, the Treasurer shall have such further powers and perform such other duties incident to the office of Treasurer as from time to time are assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 5.08 Secretary. The Secretary shall: (a) cause minutes of all meetings of the shareholders and directors to be recorded and kept properly; (b) cause all notices required by these Bylaws or otherwise to be given properly; (c) see that the minute books, stock books and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Chief Executive Officer or the Board of Directors.

SECTION 5.09 Assistant Treasurers and Assistant Secretaries. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the

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absence or disability of such officer, unless or until the Chief Executive Officer or the Board of Directors shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the Chief Executive Officer or the Board of Directors.

SECTION 5.10 Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, a Vice President, the Treasurer or the Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

SECTION 5.11 Contracts and Other Documents. The Chief Executive Officer, a Vice President, the Secretary and such other officer or officers as may from time to time be authorized by the Chief Executive Officer, the Board of Directors or any other committee given specific authority by the Board of Directors during the intervals between the meetings of the Board of Directors to authorize such action, shall each have the power to sign and execute on behalf of the Corporation deeds, conveyances, contracts and any and all other documents requiring execution by the Corporation.

SECTION 5.12 Ownership of Securities of Another Entity. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, a Vice President, the Treasurer or the Secretary, or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation, in each case consistent with the provisions of the Sponsor Shareholders Agreements.

SECTION 5.13 Delegation of Duties. In the absence or upon the disability or refusal of any officer to exercise and perform his or her duties, the Board of Directors may delegate to another officer such powers or duties.

SECTION 5.14 Resignation and Removal. Any officer of the Corporation shall serve at the pleasure of the Board of Directors and may be removed from office for or without cause at any time by the Board of Directors; provided, that if the Board of Directors or these Bylaws have empowered the Chief Executive Officer to appoint any officer of the Corporation, then such officer may also be removed from office for or without cause at any time by the Chief Executive Officer. Any officer may resign at any time in the same manner prescribed under Section 3.03.

SECTION 5.15 Vacancies. The Board of Directors shall have the power to fill vacancies occurring in any office.

ARTICLE VI

STOCK

SECTION 6.01 Certificated and Uncertificated Shares. The Board of Directors may authorize the issuance of stock either in certificated or in uncertificated form in accordance with the TBOC and other applicable law. If shares are issued in certificated form, each shareholder shall be entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of shares held, signed by any two authorized officers of the Corporation, which shall include, without limitation, the Chairman of the Board of Directors, the President or any Vice President, the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary, which signatures may be facsimile.

SECTION 6.02 Transfer of Shares. Shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives in the manner prescribed by law, the Certificate of Formation, these Bylaws and the Sponsor Shareholders Agreements, and, if such shares are certificated, upon surrender to the Corporation by delivery of certificates representing such shares to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. The Board of Directors shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of shares of stock of the Corporation.

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SECTION 6.03 Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith. A new certificate or uncertificated shares of stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against it in connection therewith.

SECTION 6.04 Registered Shareholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, to the fullest extent permitted by applicable law, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by applicable law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VII

NOTICE AND WAIVER OF NOTICE

SECTION 7.01 Notice. Whenever notice is required by statute, the Certificate of Formation, or these Bylaws to be given to any shareholder, director or committee member, such notice may be given (a) in writing, by mail, postage prepaid, addressed to such shareholder, director or committee member at his, her or its address as it appears on the books or (in the case of a shareholder) the share transfer records of the Corporation, (b) by electronic communication to the extent permitted under the TBOC, and (c) by any other method permitted by law (including, without limitation, overnight courier service). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time such notice is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. So long as the Corporation is subject to Regulation 14A under the Exchange Act, notice shall be given in the manner required by the rules under Regulation 14A. To the extent permissible by such rules, or if the Corporation is not subject to Regulation 14A, any notice to shareholders may be given by electronic transmission if such notice is consented to by such shareholder in the manner provided in the TBOC. An affidavit of the Secretary or Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

SECTION 7.02 Waiver of Notice. A written waiver of any notice, signed by a shareholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.01 Right to Indemnification. Each person who was or is a party, is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative and whether formal or informal, including any and all appeals (hereinafter a “proceeding”), by reason of the fact that he or she is or was or has agreed to become a director or an officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (each, a “Person”), or by reason of any action alleged to have been taken or omitted by such Person in any such capacity or in any other capacity while serving or having agreed to serve as a director, officer, employee or agent (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the

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TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the TBOC permitted the Corporation to provide prior to such amendment), from and against all loss and liability suffered and expenses (including, without limitation, attorneys’ fees, costs and expenses), judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement actually and reasonably incurred by or on behalf of an indemnitee in connection with such action, suit or proceeding, including any appeals or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to serve in the capacity which initially entitled such indemnitee to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, that, except as provided in Section 8.03 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors; provided, further, that the Corporation shall not be obligated under this Section 8.01: (a) to indemnify an indemnitee under these Bylaws for any amounts paid in settlement of an action, suit or proceeding unless the Corporation consents to such settlement, which consent shall not be unreasonably withheld, delayed or conditioned; or (b) to indemnify an indemnitee for any disgorgement of profits made from the purchase or sale by indemnitee of securities of the Corporation under Section 16(b) of the Exchange Act.

In addition, subject to Section 8.04, the Corporation shall not be liable under this Article VIII to make any payment of amounts otherwise indemnifiable hereunder (including, without limitation, judgments, fines and amounts paid in settlement) if and to the extent that the indemnitee has otherwise actually received such payment under this Article VIII or any insurance policy, contract, agreement or otherwise.

SECTION 8.02 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.01, an indemnitee shall also have the right, to the fullest extent permitted by the TBOC, to be paid by the Corporation the expenses (including attorney’s fees, costs and expenses) incurred by the indemnitee in appearing at, participating in or defending, or otherwise arising out of or related to, any action, suit or proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VIII pursuant to Section 8.03 (hereinafter an “advancement of expenses”); provided, however, that,

(A) if the TBOC requires, or in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of (i) a written undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay any amounts so advanced (without interest) to the extent that it is determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Sections 8.01 and 8.02 or otherwise and (ii) a written affirmation by such indemnitee of such indemnitee’s good faith belief that he or she has met the standard of conduct necessary for indemnification under Section 8.01; and

(B) with respect to any action suit or proceeding of which the Corporation is so notified, the Corporation shall be entitled to assume the defense of such action, suit or proceeding, with counsel reasonably acceptable to indemnitee, upon the delivery to indemnitee of written notice of its election to do so.

SECTION 8.03 Right of Indemnitee to Bring Suit. In the event that (i) following a final adjudication, the Corporation determines in accordance with this Article VIII that the indemnitee is not entitled to indemnification, (ii) following a final adjudication, the Corporation denies a request for indemnification, in whole or in part, or fails to respond or make a determination of entitlement to indemnification within thirty (30) days following receipt of a request for indemnification as described above, (iii) payment of a claim under Section 8.01 or 8.02 is not paid in full by the Corporation within (a) ninety (90) days after a written claim for indemnification has been received by the Corporation following a final adjudication or (b) fifteen (15) days after a written claim for an advancement of expenses has been received by the Corporation or (iv) any other person takes or threatens to take any action designed to deny, or to recover from, the indemnitee the benefits provided or intended to be provided to the indemnitee under this Article VIII, the indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses, as applicable. To the fullest extent permitted by applicable law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense (including attorneys’ fees, costs and expenses) of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder following a final adjudication (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense

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that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or the Corporation’s shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or the Corporation’s shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

SECTION 8.04 Indemnification Not Exclusive.

(A) The provisions for indemnification to or the advancement of expenses and costs to any indemnitee under this Article VIII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VIII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by applicable law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, the Certificate of Formation, other agreements or arrangements, vote of shareholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

(B) Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director and/or officer of the Corporation at the request of the indemnitee-related entities (as defined below), or by reason of any action alleged to have been taken or omitted in any such capacity, the Corporation shall be fully and primarily responsible for payments to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of (i) the TBOC, (ii) the Certificate of Formation, (iii) this Article VIII, (iv) any other agreement between the Corporation or any of the Corporation’s Affiliates (as defined in the Certificate of Formation) and the indemnitee pursuant to which the indemnitee is indemnified, (v) the laws of the jurisdiction of incorporation or organization of the Corporation or any of its Affiliates and/or (vi) the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of the Corporation or any of its Affiliates irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Under no circumstance shall the Corporation or any of its Affiliates be entitled to any right of subrogation or contribution by the indemnitee-related entities and no right of advancement or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation or any of its Affiliates hereunder. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 8.04(B) and entitled to enforce this Section 8.04(B).

For purposes of this Section 8.04(B), the following terms shall have the following meanings:

(1) The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy).

(2) The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the

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Corporation and any indemnity-related entity pursuant to the TBOC, any agreement, and/or any certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.

SECTION 8.05 Nature of Rights. The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

SECTION 8.06 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC. Subject to Section 8.04, in the event of any payment by the Corporation under this Article VIII, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee with respect to any insurance policy or any other indemnity agreement covering the indemnitee. The indemnitee shall execute all papers required and take all reasonable action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Corporation shall pay or reimburse all expenses actually and reasonably incurred by the indemnitee in connection with such subrogation.

SECTION 8.07 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation, individually or as a group, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 8.08 Savings Clause. If this Article VIII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01 Electronic Transmission. For purposes of these Bylaws, “electronic transmission” shall be defined in accordance with Section 1.002 of the TBOC and shall include any form of communication not directly involving the physical transmission of paper, including communication by use of, or participation in, one or more electronic data systems (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

SECTION 9.02 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

SECTION 9.03 Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors. Unless otherwise fixed by the Board of Directors, the fiscal year of the Corporation shall consist of the 52- or 53-week period ending on the Friday nearest January 31.

SECTION 9.04 Construction; Section Headings. For purposes of these Bylaws, unless the context otherwise requires, (i) references to “Articles,” “Sections” and “paragraphs” refer to articles, sections and paragraphs of these Bylaws and (ii) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

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SECTION 9.05 Inconsistent Provisions. In the event that any provision of these Bylaws is unenforceable or becomes inconsistent with any provision of the Certificate of Formation, the TBOC or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect to the maximum extent possible.

ARTICLE X

AMENDMENTS

Notwithstanding any other provision of these Bylaws, any alteration, amendment or repeal of these Bylaws, and any adoption of new Bylaws, shall require the approval of the Board of Directors or the shareholders of the Corporation as expressly provided in the Certificate of Formation.

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Annex G

SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

DELL TECHNOLOGIES INC.

The present name of the corporation is Dell Technologies Inc. The corporation was incorporated under the name “Denali Holding Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on January 31, 2013. This Sixth Amended and Restated Certificate of Incorporation of the corporation, which restates and integrates and also further amends the provisions of the corporation’s Certificate of Incorporation, as amended and restated, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation, as amended and restated, is hereby amended, integrated and restated to read in its entirety as follows:

ARTICLE I

The name of the corporation is “Dell Technologies Inc.” (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808. The name of the registered agent of the Corporation at such address is Corporation Service Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

The total authorized number of shares of capital stock of the Corporation shall be eight billion, eight-hundred one million (8,801,000,000) shares, which shall consist of (i) one million (1,000,000) shares of Preferred Stock, of the par value of $0.01 per share (the “Preferred Stock”), and (ii) eight billion, eight-hundred million (8,800,000,000) shares of Common Stock, of the par value of $0.01 per share (the “Common Stock”).

ARTICLE V

The following is a statement fixing certain of the designations and powers, voting powers, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the board of directors of the Corporation (the “Board of Directors”) to fix any such provisions not fixed by this Certificate of Incorporation:

Section 5.1 Preferred Stock.

(a) Subject to obtaining any required stockholder votes or consents provided for herein or in any Preferred Stock Series Resolution (as defined below), the Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The number of shares, designations and powers, voting powers, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such powers, preferences and/or rights (collectively the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the Board of Directors or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated, and set forth in a certificate of designation executed, acknowledged, and filed in accordance with Sections 103 and 151 of the DGCL. The powers of the Board of Directors to determine

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the Series Terms of a particular series (any of which powers may by resolution of the Board of Directors be specifically delegated to one or more of its committees, except as prohibited by law) shall include, but not be limited to, determination of the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate on the shares of that series, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon occurrence of such events as the Board of Directors shall determine;

(5) Whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8) The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or senior thereto, with respect to dividends or distribution of assets upon liquidation;

(9) The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

(10) Any other designations, powers, preferences, and rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

(b) To the fullest extent permitted by the DGCL, any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Certificate of Incorporation and the Preferred Stock Series Resolution; provided, that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in this Certificate of Incorporation or in the Preferred Stock Series Resolution.

(c) Subject to the provisions of this Article V and to obtaining any required stockholder votes or consents provided for herein or in any Preferred Stock Series Resolution, the issuance of shares of one or more series of Preferred Stock may be authorized from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors or a designated committee thereof, in an aggregate amount not exceeding the total number of shares constituting any such series or the total number of shares of Preferred Stock authorized by this Certificate of Incorporation. Except in respect of series particulars fixed by the Board of Directors or its committee as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical, and all shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

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Section 5.2 Common Stock.

There shall be four series of Common Stock created, having the number of shares and the voting powers, preferences, designations, rights, qualifications, limitations or restrictions set forth below:

(a) Common Stock. One series of common stock of the Corporation is designated as “Class A Common Stock” consisting of six-hundred million (600,000,000) shares, of the par value of $0.01 per share (the “Class A Common Stock”); one series of common stock of the Corporation is designated as “Class B Common Stock” consisting of two-hundred million (200,000,000) shares, of the par value of $0.01 per share (the “Class B Common Stock”); one series of common stock of the Corporation is designated as “Class C Common Stock” consisting of seven billion, nine-hundred million (7,900,000,000) shares, of the par value of $0.01 per share (the “Class C Common Stock”); and one series of common stock of the Corporation is designated as “Class D Common Stock” consisting of one-hundred million (100,000,000) shares, of the par value of $0.01 per share (the “Class D Common Stock”).

(b) Dividends. Subject to the provisions of any Preferred Stock Series Resolution:

(1) Dividends on the Common Stock may be declared and paid out of the assets of the Corporation legally available therefor.

(2) Subject to the provisions of any Preferred Stock Series Resolution, if any, outstanding at any time, the holders of Class A Common Stock, the holders of Class B Common Stock, the holders of Class C Common Stock and the holders of Class D Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of the assets or funds of the Corporation legally available therefor; provided, that in the event that any such dividend is paid in the form of shares of Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class A Common Stock, as the case may be, the holders of Class B Common Stock shall receive Class B Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class B Common Stock, as the case may be, the holders of Class C Common Stock shall receive Class C Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class C Common Stock, as the case may be, and the holders of Class D Common Stock shall receive Class D Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class D Common Stock, as the case may be.

(c) Liquidation and Dissolution.

(1) In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and payment or provision for payment of any preferential amount due to the holders of any other class or series of stock as to payments upon dissolution of the Corporation, the holders of shares of Common Stock shall be entitled to receive their proportionate interests in the assets of the Corporation remaining for distribution to holders of stock (regardless of the class or series of stock to which such assets are then attributed).

(2) Neither (i) the consolidation or merger of the Corporation with or into any other Person or Persons, (ii) a transaction or series of related transactions that results in the transfer of more than 50% of the voting power of the Corporation nor (iii) the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 5.2(c).

(d) Subdivisions or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of any series of Common Stock, the outstanding shares of the other series of Common Stock will be subdivided or combined in the same manner.

(e) Voting Rights. Subject to Article VI, (i) each holder of record of Class A Common Stock shall be entitled to ten (10) votes per share of Class A Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; (ii) each holder of record of Class B Common Stock shall be entitled to ten (10) votes per share of Class B Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; (iii) each holder of record of Class C Common Stock shall be entitled to one vote per share of Class C Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; and (iv) each holder of record of Class D Common Stock shall not be entitled to any vote on any matter except to the extent required by provisions of Delaware law (in which case such holder shall be entitled to one vote per share of Class D Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote). Except (A) as may otherwise be provided in this Certificate of Incorporation, or (B) as

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may otherwise be required by the laws of the State of Delaware, the holders of shares of all series of Common Stock will vote as one class with respect to the election of Group I Directors (as defined below) and with respect to all other matters to be voted on by stockholders of the Corporation; provided, that the holders of Class C Common Stock (and no other series of Common Stock) will vote as one class with respect to the election of the Group IV Director (as defined below). Except as expressly provided herein, no series of Common Stock shall be entitled to vote as a separate series on any matter except to the extent required by provisions of Delaware law. Irrespective of the provisions of Section 242(b)(2) of the DGCL, the holders of shares of Common Stock will vote as one class with respect to any proposed amendment to this Certificate of Incorporation that (i) would increase (x) the number of authorized shares of common stock or any class or series thereof, (y) the number of authorized shares of preferred stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established, or (ii) decrease (x) the number of authorized shares of common stock or any class or series thereof, (y) the number of authorized shares of preferred stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established (but, in each case, not below the number of shares of such class or series of capital stock then outstanding), and no separate class or series vote of the holders of shares of any class or series of capital stock of the Corporation will be required for the approval of any such matter.

(f) Equal Status. Except as expressly provided in this Article V and in Article VI, Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall have the same rights and privileges and rank equally, share ratably on a per share basis and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), each holder of Common Stock shall have the right to receive, or the right to elect to receive, the same amount and form of consideration, if any, on a per share basis, as each other holder of Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of Common Stock shall have the right to receive, or the right to elect to receive, the same amount or form of consideration on a per share basis as each other holder of Common Stock; provided, that notwithstanding anything herein to the contrary, the holders of Class C Common Stock and the holders of Class D Common Stock may receive non-voting securities or capital stock, or securities or capital stock with differing voting rights or preferences than the holders of Class A Common Stock and/or the holders of Class B Common Stock in connection with a merger, consolidation, other business combination, or tender or exchange offer involving the Corporation.

(g) Senior, Parity or Junior Stock.

(1) Whenever reference is made in this Article V to shares “ranking senior to” another class or series of stock or “on a parity with” another class or series of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank equally with, as the case may be, the rights of the holders of such other class or series of stock. Whenever reference is made to shares “ranking junior to” another class or series of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of such class or series of stock.

(2) Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock shall rank on a parity with each other series of Preferred Stock and each series of Preferred Stock shall rank senior to the Common Stock. Except as otherwise provided herein, each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class D Common Stock shall rank on a parity with each other, and, except as otherwise provided in any Preferred Stock Series Resolution, each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class D Common Stock shall rank junior to the Preferred Stock.

(h) Reservation and Retirement of Shares.

(1) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

(2) Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

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(i) No Preemptive Rights.

Subject to the provisions of any Preferred Stock Series Resolution, no holder of shares of stock of the Corporation shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation; but, subject to the provisions of any Preferred Stock Series Resolution, such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such Persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which the Corporation shall have by binding contract agreed.

(j) Conversion of Class A Common Stock, Class B Common Stock and Class D Common Stock.

(1) At any time and from time to time, (i) any holder of Class A Common Stock or Class B Common Stock shall have the right by written election to the Corporation to convert all or any of the shares of Class A Common Stock or Class B Common Stock, as applicable, held by such holder into shares of Class C Common Stock on a one-to-one basis and (ii) any holder of Class D Common Stock, subject to any legal requirements applicable to such holder (including any applicable requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other applicable antitrust laws), shall have the right by written election to the Corporation to convert all or any of the shares of Class D Common Stock held by such holder into shares of Class C Common Stock on a one-to-one basis.

(2) If any such holder seeks to convert any share of Class A Common Stock, Class B Common Stock or Class D Common Stock pursuant to this Section 5.2(j), such written election shall be delivered by certified mail or courier, postage prepaid, to the Corporation or the Corporation’s transfer agent. Each such written election shall (i) state the number of shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, elected to be converted and (ii) be accompanied by the certificate or certificates representing the shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, being converted, duly assigned or endorsed for transfer to the Corporation (and, if so required by the Corporation or its transfer agent, accompanied by duly executed instruments of transfer). The conversion of such shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, shall be deemed effective as of the close of business on the date of receipt by the Corporation’s transfer agent of the certificate or certificates representing such shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, and any other instruments required by this Section 5.2(j)(2).

(3) Upon receipt by the Corporation’s transfer agent of a written election accompanied by the certificate or certificates representing such shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, being converted, duly assigned or endorsed for transfer to the Corporation (and, if so required by the Corporation or its transfer agent, accompanied by duly executed instruments of transfer), the Corporation shall deliver to the relevant holder (i) a certificate in such holder’s name (or the name of such holder’s designee) for the number of shares of Class C Common Stock (including any fractional share) to which such holder shall be entitled upon conversion of the applicable shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, and (ii) if applicable, a certificate in such holder’s name (or the name of such holder’s designee) for the number of shares (including any fractional share) of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election. All shares of Class C Common Stock issued hereunder by the Corporation shall be validly issued, fully paid and non-assessable.

(4) Notwithstanding anything in this Certificate of Incorporation to the contrary, upon any Transfer of shares of Class A Common Stock or Class B Common Stock to any Person other than (i) a Permitted Transferee of the transferor, (ii) in the case of the Class A Common Stock, (x) in a transfer pursuant to a Qualified Sale Transaction or (y) in connection with the transfer, at substantially the same time, of an aggregate number of shares of Common Stock held by the MSD Partners Stockholders and their Permitted Transferees greater than 50% of the outstanding shares of Common Stock owned by the MSD Partners Stockholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) to any Person or group of Affiliated Persons or (iii) the case of the Class B Common Stock, in connection with the transfer, at substantially the same time, of an aggregate number of shares of Common Stock held by the transferor and its Permitted Transferees greater than 50% of the outstanding shares of Common Stock owned by the SLP Stockholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) to any Person or group of Affiliated Persons, the shares so Transferred shall automatically and as a condition to the effectiveness of such Transfer be converted into shares of Class C Common Stock on a one-for-one basis.

Dell Technologies / 2026 Proxy Statement / G-5

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(5) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of issuance upon conversion of outstanding shares of Class A Common Stock, Class B Common Stock and Class D Common Stock, such number of shares of Class C Common Stock that shall be issuable upon the conversion of all such outstanding shares of Class A Common Stock, Class B Common Stock and Class D Common Stock.

(k) Transfer Taxes. The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of a certificate or certificates representing any shares of capital stock and/or other securities on conversion or redemption of shares of Common Stock pursuant to this Section 5.2. The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of a certificate or certificates representing any shares of capital stock in a name other than that in which the shares of Common Stock so converted or redeemed were registered and no such issue or delivery will be made unless and until the Person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax, or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.

ARTICLE VI

(a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b) The Board of Directors shall consist of:

(1) The Group I directors (the “Group I Directors”). The holders of Common Stock (other than the holders of Class D Common Stock), voting together as a single class, shall be entitled to elect, vote to remove or fill any vacancy in respect of any Group I Director. The number of Group I Directors shall not be less than three (3) nor more than twenty (20) as shall be determined in accordance with the Bylaws. Any newly-created directorship on the Board of Directors with respect to the Group I Directors that results from an increase in the number of Group I Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided, that a quorum is present, and any other vacancy occurring on the Board of Directors with respect to the Group I Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. A majority of the Common Stock (other than the Class D Common Stock), voting together as a single class, shall be entitled remove any Group I Director with or without cause at any time. Each Group I Director shall be entitled to cast one (1) vote.

(2) The holders of Class C Common Stock shall have the right, voting separately as a series, to elect one (1) director (the “Group IV Director”), and, voting separately as a series, shall solely be entitled to vote to remove any Group IV Director. In connection with each annual meeting of the stockholders of the Corporation, the Board of Directors will nominate one nominee as the Group IV Director, whose election will be subject to such vote of the holders of the Class C Common Stock, voting separately as a series. In the case of any vacancy occurring with respect to the Group IV Director, such vacancy may be filled by the affirmative vote of a majority of the Board of Directors then in office until the next annual meeting of stockholders of the Corporation or until the Group IV Director’s earlier removal. The holders of Class C Common Stock, voting separately as a series, shall be entitled to remove the Group IV Director with or without cause at any time. The Group IV Director shall be entitled to cast one (1) vote.

(c) No stockholders of the Corporation other than the holders of the Class C Common Stock shall be entitled to vote with respect to the election or the removal without cause of the Group IV Director. At any meeting held for the purpose of electing directors, (i) the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of Common Stock shall be required, and shall be sufficient, to constitute a quorum for the election of the Group I Directors and (ii) the presence in person or by proxy of the holders of a majority of the outstanding shares of Class C Common Stock shall be required, and shall be sufficient, to constitute a quorum of such series for the election of the Group IV Director by such series. At any such meeting or adjournment thereof, the absence of a quorum of any of the holders of the Class C Common Stock shall not prevent the election of directors other than the Group IV Director and the absence of a quorum or quorums of the holders of capital stock of the Corporation entitled to elect such other directors shall not prevent the election of the Group IV Director.

ARTICLE VII

Elections of the members of the Board of Directors shall be held annually at the annual meeting of stockholders and each director shall be elected for a term commencing on the date of such director’s election and ending on the earlier of (i) the date such director’s successor is elected and qualified and (ii) the date of such director’s death, resignation, disqualification or removal. Elections of the members of the Board need not be by written ballot unless the Bylaws shall so provide.

Dell Technologies / 2026 Proxy Statement / G-6

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ARTICLE VIII

Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be so taken, shall be signed by both (i) the holders of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted and (ii) each of the holders of a majority of the Common Stock beneficially owned by the MD Stockholders and a majority of the Common Stock beneficially owned by the SLP Stockholders, if any, that are stockholders at such time, and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings are recorded.

ARTICLE IX

Subject to any limitations set forth in this Certificate of Incorporation and to obtaining any required stockholder votes or consents required hereby, the Board of Directors is expressly authorized to amend, alter or repeal the Bylaws or adopt new Bylaws, without any action on the part of the stockholders; provided, that Bylaws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered or repealed by the stockholders subject to any limitations set forth in this Certificate of Incorporation.

ARTICLE X

(a) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for such liability as is expressly not subject to limitation under the DGCL, as the same exists or may hereafter be amended to further limit or eliminate such liability. Moreover, the Corporation shall, to the fullest extent permitted by law, indemnify any and all officers and directors of the Corporation, and may, to the fullest extent permitted by law or to such lesser extent as is determined in the discretion of the Board of Directors, indemnify any and all other persons whom it shall have power to indemnify, from and against all expenses, liabilities or other matters arising out of their status as such or their acts, omissions or services rendered in such capacities.

(b) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving or having agreed to serve as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, further, that, if the DGCL requires, the payment of such expenses incurred by a current, former or proposed director or officer in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Article X or otherwise.

(c) The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the indemnification of directors and officers provided for in this Article X.

Dell Technologies / 2026 Proxy Statement / G-7

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(d) If a written claim for advancement and payment of expenses received by the Corporation from or on behalf of an indemnified party under this Article X is not paid in full by the Corporation within ninety days after such receipt, or if a written claim for indemnification following final disposition of the applicable proceeding received by the Corporation by or on behalf of an indemnified party under this Article X is not paid in full by the Corporation within ninety days after such receipt, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(e) The right to indemnification and the advancement and payment of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), provision of this Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(f) The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

(g) If this Article X or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, to the full extent permitted by any applicable portion of this Article X that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE XI

To the fullest extent permitted by the DGCL and subject to any express agreement that may from time to time be in effect, the Corporation acknowledges and agrees that any Covered Person may, and shall have no duty not to, (i) invest in, carry on and conduct, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, stockholder, equityholder or investor in any Person, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Corporation or any of its Subsidiaries, (ii) do business with any client, customer, vendor or lessor of any of the Corporation or its Affiliates, and/or (iii) make investments in any kind of property in which the Corporation may make investments. To the fullest extent permitted by the DGCL, the Corporation renounces any interest or expectancy to participate in any business or investments of any Covered Person as currently conducted or as may be conducted in the future, and waives any claim against a Covered Person and shall indemnify a Covered Person against any claim that such Covered Person is liable to the Corporation, any Subsidiary or their respective stockholders for breach of any fiduciary duty solely by reason of such Person’s participation in any such business or investment. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in this provision. The Corporation hereby expressly acknowledges and agrees in the event that a Covered Person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (x) the Covered Person outside of his or her capacity as an officer or director of the Corporation and (y) the Corporation or any Subsidiary, the Covered Person shall not have any duty to offer or communicate information regarding such corporate opportunity to the Corporation or any Subsidiary. To the fullest extent permitted by the DGCL, the Corporation hereby renounces any interest or expectancy in any potential transaction or matter of which the Covered Person acquires knowledge, except for any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as an officer or director of the Corporation or any Subsidiary, and waives any claim against each Covered Person and shall indemnify a Covered Person against any claim, that such Covered Person is liable to the Corporation, any Subsidiary or their respective stockholders for breach of any fiduciary duty solely by reason of the fact that such Covered Person (A) pursues or acquires any corporate opportunity for its own account or the account of any Affiliate or other Person, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another Person or (C) does not communicate information regarding such corporate opportunity to the Corporation or such

Dell Technologies / 2026 Proxy Statement / G-8

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Subsidiary; provided, in each such case, that any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as an officer or director of the Corporation shall belong to the Corporation. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in this provision, except to the extent that a Covered Person is determined by a final, non-appealable order of a Delaware court having competent jurisdiction (or any other judgment which is not appealed in the applicable time) to have breached this Article XI, in which case any such advanced expenses shall be promptly reimbursed to the Corporation.

ARTICLE XII

(a) Subject to obtaining any required stockholder votes or consents provided for herein or in any Preferred Stock Series Resolution, the Corporation shall have the right, from time to time, to amend this Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Certificate of Incorporation or any amendment thereof are conferred subject to such right.

(b) Notwithstanding anything herein to the contrary, (i) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class A Common Stock and (ii) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B Common Stock shall be required (A) for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of Article V and/or Article VI and, (B) for so long as the MD Stockholders or the SLP Stockholders own any Common Stock, for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of Article X, Article VI or this paragraph (b) of this Article XII.

(c) Notwithstanding anything herein to the contrary, the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class C Common Stock shall be required for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of paragraph (b)(2) of Article VI that would have a material adverse effect on the powers or special rights of the Class C Common Stock pursuant to such paragraph.

ARTICLE XIII

Unless the Corporation consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim against the Corporation or any director or officer or stockholder of the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws, or (D) any action asserting a claim against the Corporation or any director or officer or stockholder of the Corporation governed by the internal affairs doctrine, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), and (ii) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any Person purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XIII.

ARTICLE XIV

The Corporation shall not be governed by or subject to Section 203 of the DGCL.

ARTICLE XV

CERTAIN DEFINITIONS

Unless the context otherwise requires, the terms defined in this Article XV will have, for all purposes of this Certificate of Incorporation, the meanings herein specified:

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. Notwithstanding the foregoing, for purposes of this Certificate of Incorporation, (i) the Corporation, its Subsidiaries and its other controlled Affiliates shall not be considered Affiliates of any of the Sponsor Stockholders or any of such party’s Affiliates (other than the Corporation, its Subsidiaries and its other controlled Affiliates), (ii) none of the MD Stockholders and the MSD Partners Stockholders, on the one hand, and/or the SLP Stockholders, on the other hand, shall be considered Affiliates of each other and (iii) except with respect to Article XI, none of the Sponsor Stockholders shall be considered Affiliates of (x) any portfolio company in which any of the Sponsor Stockholders or any of their investment fund Affiliates have made a debt or equity investment (and vice versa) or (y) any limited partners, non-managing members or other similar direct or indirect investors in any of the Sponsor Stockholders or their affiliated investment funds. The term “Affiliated” has a meaning correlative to the foregoing.

Dell Technologies / 2026 Proxy Statement / G-9

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“Anticipated Closing Date” means the anticipated closing date of any proposed Qualified Sale Transaction, as determined in good faith by the Board of Directors on the Applicable Date.

“Applicable Date” means, with respect to any proposed Qualified Sale Transaction, (i) the date that the applicable notice is delivered to the SLP Stockholders by the Corporation that the MD Stockholder has entered into a Qualified Sale Transaction; provided, that a definitive agreement providing for such Qualified Sale Transaction on the terms specified in such notice has been entered into with the applicable purchaser prior to delivering such notice, and (ii) in all instances other than those specified in clause (i), the date that a definitive agreement is entered into with the applicable purchaser providing for such Qualified Sale Transaction.

“Approved Exchange” means the New York Stock Exchange and/or the Nasdaq Stock Market.

“Award” means an award pursuant to a Stock Plan of restricted stock units (including performance-based restricted stock units) that correspond to Common Stock and/or options to subscribe for, purchase or otherwise acquire shares of Common Stock.

“beneficially owns” and similar terms have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto; provided, that no stockholder shall be deemed to beneficially own any Securities held by any other stockholder solely by virtue of the provisions of any stockholder agreement or similar contractual arrangement; provided, further, that (i) for the purposes of calculating the beneficial ownership of the MD Stockholders, all of the MD Stockholders’ Common Stock, the MSD Partners Stockholders’ Common Stock, all of their respective Affiliates’ Common Stock and all of their respective Permitted Transferees’ Common Stock (including in each case Common Stock issuable upon exercise, delivery or vesting of Awards) shall be included as being owned by the MD Stockholders and as being outstanding (except for Common Stock that was transferred by the MD Stockholders, their Affiliates or Permitted Transferees after MD’s death to an individual or Person other than an (i) individual or entity described in clause (1)(a), (1)(b), (1)(c) or (1)(d) of the definition of “Permitted Transferee” or (ii) an MD Fiduciary), and (ii) for the purposes of calculating the beneficial ownership of any other stockholder, all of such stockholder’s Common Stock, all of its Affiliates’ Common Stock and all of its Permitted Transferees’ Common Stock (including in each case Common Stock issuable upon exercise, delivery or vesting of Awards) shall be included as being owned by such stockholder and as being outstanding.

“Bylaws” means the bylaws of the Corporation, as amended or restated from time to time in accordance with this Certificate of Incorporation.

“Certificate of Incorporation” means this Sixth Amended and Restated Certificate of Incorporation, as it may be amended from time to time.

“control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Convertible Securities” means any securities of a Person that are convertible into, or exercisable or exchangeable for, securities of such Person or any other Person, whether upon conversion, exercise or exchange at such time or a later time or only upon the occurrence of certain events, but in respect of anti-dilution provisions of such securities only upon the effectiveness thereof.

“Covered Person” means (i) any director or officer of the Corporation or any of its Subsidiaries who is also a director, officer, employee, managing director or other Affiliate of MSDC or SLP, (ii) MSDC and the MSD Partners Stockholders, and (iii) SLP and the SLP Stockholders; provided, that MD shall not be a “Covered Person” for so long as he is an executive officer of the Corporation or any of the Specified Subsidiaries.

“Dell” means Dell Inc., a Delaware corporation and wholly-owned subsidiary of Intermediate.

“Dell International” means Dell International L.L.C., a Delaware limited liability company.

“Disability” means any physical or mental disability or infirmity that prevents the performance of MD’s duties as a director or Chief Executive Officer of the Corporation or any Domestic Specified Subsidiary (if, in the case of a Domestic Specified Subsidiary, MD is at the time of such disability or infirmity serving as a director or the Chief Executive Officer of such Domestic Specified Subsidiary) for a period of one hundred eighty (180) consecutive days.

Dell Technologies / 2026 Proxy Statement / G-10

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“Disabling Event” means either the death, or the continuation of any Disability, of MD.

“Domestic Specified Subsidiary” means each of (i) Intermediate, (ii) Dell, (iii) EMC, (iv) Dell International (until such time as the MD Stockholders and the SLP Stockholders otherwise agree), and (v) any successors and assigns of any of Intermediate, Dell, EMC and Dell International (until such time as the MD Stockholders and the SLP Stockholders otherwise agree) that are Subsidiaries of the Corporation and are organized or incorporated under the laws of the United States, any State thereof or the District of Columbia.

“EMC” means EMC Corporation, a Massachusetts corporation and wholly-owned subsidiary of the Corporation.

“Fair Market Value” means, as of any date, (i) with respect to cash, the value of such cash on such date, (ii) with respect to Marketable Securities and any other securities that are immediately and freely tradeable on stock exchanges and over-the-counter markets, the average of the closing price of such securities on its principal exchange or over-the-counter market for the ten (10) trading days immediately preceding such date and (iii) with respect to any other securities or other assets, the fair value per security of the applicable securities or assets as of such date on the basis of the sale of such securities or assets in an arm’s-length private sale between a willing buyer and a willing seller, neither acting under compulsion, determined in good faith by MD (or, during the existence of a Disabling Event, the MD Stockholders) and the SLP Stockholders.

“Immediate Family Members” means, with respect to any natural person (including MD), (i) such natural person’s spouse, children (whether natural or adopted as minors), grandchildren or more remote descendants, siblings, spouse’s siblings and (ii) the lineal descendants of each of the persons described in the immediately preceding clause (i).

“Initial SLP Stockholders” means the SLP Stockholders who purchased Series B Stock (as defined in the Corporation’s Fourth Amended and Restated Certificate of Incorporation) on October 29, 2013, together with any of their Permitted Transferees to whom they transferred or transfer Series B Stock and/or Common Stock.

“Initial SLP Stockholders’ Investment” means the Initial SLP Stockholders’ initial investment in the Corporation and its Subsidiaries on October 29, 2013.

“Intermediate” means Denali Intermediate Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation.

“IRR” means, as of any date of determination, the discount rate at which the net present value of all of the Initial SLP Stockholders’ investments in the Corporation and its Subsidiaries on and after October 29, 2013 (including, without limitation, the Initial SLP Stockholders’ Investment and in connection with the Merger) to the date of determination and the Return to the Initial SLP Stockholders through such time equals zero, calculated for each such date that an investment was made in the Corporation or its Subsidiaries from the actual date such investment was made and for any Return, from the date such Return was received by the Initial SLP Stockholders.

“Marketable Securities” means securities that (i) are traded on an Approved Exchange or any successor thereto, (ii) are, at the time of consummation of the applicable transfer, registered, pursuant to an effective registration statement and will remain registered until such time as such securities can be sold by the holder thereof pursuant to Rule 144 (or any successor provision) under the Securities Act, as such provision is amended from time to time, without any volume or manner of sale restrictions, (iii) are not subject to restrictions on transfer as a result of any applicable contractual provisions or by law (including the Securities Act) and (iv) the aggregate amount of which securities received by the Sponsor Stockholders (other than the MD Stockholders), collectively, with those received by its Affiliates, in any Qualified Sale Transaction do not constitute 10% or more of the issued and outstanding securities of such class on a pro forma basis after giving effect to such transaction. For the purpose of this definition, Marketable Securities are deemed to have been received on the trading day immediately prior to the Applicable Date.

“MD” means Michael S. Dell.

“MD Charitable Entity” means the Michael & Susan Dell Foundation and any other private foundation or supporting organization (as defined in Section 509(a) of the U.S. Internal Revenue Code of 1986, as amended from time to time) established and principally funded directly or indirectly by MD and/or his spouse.

“MD Fiduciary” means any trustee of an inter vivos or testamentary trust appointed by MD.

Dell Technologies / 2026 Proxy Statement / G-11

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“MD Related Parties” means any or all of MD, the MD Stockholders, the MSD Partners Stockholders, any Permitted Transferee of the MD Stockholders or the MSD Partners Stockholders, any Affiliate or family member of any of the foregoing and/or any business, entity or Person which any of the foregoing controls, is controlled by or is under common control with; provided, that neither the Corporation nor any of its Subsidiaries shall be considered an “MD Related Party” regardless of the number of shares of Common Stock beneficially owned by the MD Stockholders.

“MD Stockholders” means, collectively, MD and the SLD Trust, together with their respective Permitted Transferees that acquire Common Stock.

“Merger” means the merger of Merger Sub with and into EMC, with EMC surviving as a wholly-owned subsidiary of the Corporation.

“Merger Sub” means Universal Acquisition Co., which, as of the date of the Merger, was a Delaware corporation and a direct wholly-owned subsidiary of the Corporation.

“Minimum Return Requirement” means, with respect to the Initial SLP Stockholders, a Return with respect to their aggregate equity investment on and after October 29, 2013 in the Corporation and its Subsidiaries through the Anticipated Closing Date (including, without limitation, the Initial SLP Stockholders’ Investment and in connection with the Merger) equal to or greater than both (i) two (2.0) multiplied by the SLP Invested Amount and (ii) the amount necessary to provide the Initial SLP Stockholders with an IRR of 20.0% on the SLP Invested Amount. Whether a proposed Qualified Sale Transaction satisfies the Minimum Return Requirement will be determined as of the Applicable Date, and, for purposes of determining whether the Minimum Return Requirement has been satisfied, the Fair Market Value of any Marketable Securities (A) received prior to the Applicable Date shall be determined as of the trading date immediately preceding the date on which they are received by the Initial SLP Stockholders and (B) to be received in the proposed Qualified Sale Transaction shall be determined as of the Applicable Date. For purposes of determining the Minimum Return Requirement, for the avoidance of doubt, other payments received by the Initial SLP Stockholders, or in respect of which the Initial SLP Stockholders have been reimbursed or indemnified shall be disregarded and shall not be considered payments received in respect of the Initial SLP Stockholders’ investment in the Corporation and its Subsidiaries.

“MSDC” means MSD Partners, L.P. and its Affiliates (other than MD for so long as MD serves as the Chief Executive Officer of the Corporation).

“MSD Partners Stockholders” means, collectively, (a) MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, together with (b)(i) their respective Permitted Transferees that acquire Common Stock and (ii)(x) any Person or group of Affiliated Persons to whom the MSD Partners Stockholders and their respective Permitted Transferees have transferred, at substantially the same time, an aggregate number of shares of Common Stock greater than 50% of the outstanding shares of Common Stock owned by the MSD Partners Stockholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) and (y) any Permitted Transferees of such Persons specified in clause (x).

“outstanding,” when used with respect to the shares of any class of common stock, will include, without limitation, the shares of such class, if any, held by any subsidiary of the applicable corporation, except as otherwise provided by applicable law with respect to the exercise of voting rights. No shares of any class of common stock (or Convertible Securities that are convertible into or exercisable or exchangeable for common stock) held by a corporation in its treasury will be deemed outstanding.

“Permitted Transferee” means:

1. In the case of the MD Stockholders:

(a) MD, SLD Trust or any Immediate Family Member of MD;

(b) any MD Charitable Entity;

(c) one or more trusts whose current beneficiaries are and will remain for so long as such trust holds Securities, any of (or any combination of) MD, one or more Immediate Family Members of MD or MD Charitable Entities;

(d) any corporation, limited liability company, partnership or other entity wholly-owned by any one or more Persons or entities described in clause (1)(a), (1)(b) or (1)(c) of this definition of “Permitted Transferee”; or

Dell Technologies / 2026 Proxy Statement / G-12

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(e) from and after MD’s death, any recipient under MD’s will, any revocable trust established by MD that becomes irrevocable upon MD’s death, or by the laws of descent and distribution.

2. In the case of the MSD Partners Stockholders, (A) any of its controlled Affiliates (other than portfolio companies) or (B) an affiliated private equity fund of the MSD Partners Stockholders that remains such an Affiliate or affiliated private equity fund of such MSD Partners Stockholder; provided, that for the avoidance of doubt, except as otherwise agreed in writing between the Sponsor Stockholders, the MD Stockholders and Permitted Transferees of the MD Stockholders shall not be Permitted Transferees of any MSD Partners Stockholder.

3. In the case of any other stockholder (other than the MD Stockholders or the MSD Partners Stockholders) that is a partnership, limited liability company or other entity, (A) any of its controlled Affiliates (other than portfolio companies) or (B) an affiliated private equity fund of such stockholder that remains such an Affiliate or affiliated private equity fund of such stockholder.

For the avoidance of doubt, (x) each MD Stockholder will be a Permitted Transferee of each other MD Stockholder, (y) each MSD Partners Stockholder will be a Permitted Transferee of each other MSD Partners Stockholder and (z) each SLP Stockholder will be a Permitted Transferee of each other SLP Stockholder.

“Person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity, or a government or any agency or political subdivision thereof.

“Qualified Sale Transaction” means any Sale Transaction (i) pursuant to which more than 50% of the Common Stock and other debt securities exercisable or exchangeable for or convertible into Common Stock, or any option, warrant or other right to acquire any Common Stock or such debt securities of the Corporation will be acquired by a Person that is not an MD Related Party, nor the Corporation or any Subsidiary of the Corporation, (ii) in respect of which each Sponsor Stockholder other than the MD Stockholders has the right to participate in such Sale Transaction on the same terms as the MD Stockholders, (iii) unless otherwise agreed by prior written consent of the SLP Stockholders, in which the SLP Stockholders will receive consideration for their Common Stock and any other securities acquired pursuant to the exercise of any participation rights to which such SLP Stockholders are contractually entitled, if any, that consists entirely of cash and/or Marketable Securities and (iv) unless otherwise agreed by prior written consent of the SLP Stockholders, in which the net proceeds of cash and Marketable Securities to be received by the Initial SLP Stockholders will, as of the Applicable Date, result in the Minimum Return Requirement being satisfied.

“Return” means, as of any date of determination, the sum of (i) all cash, (ii) the Fair Market Value of all Marketable Securities (determined as of the trading date immediately preceding the date on which they are received by the Initial SLP Stockholders if not received in a Qualified Sale Transaction, or if received in a Qualified Sale Transaction, the Applicable Date) and (iii) the Fair Market Value of all other securities or assets (determined as of the trading date immediately preceding the date on which they are received by the Initial SLP Stockholders), in each such case, paid to or received by the Initial SLP Stockholders prior to such date pursuant to (A) any dividends or distributions of cash and/or Marketable Securities by the Corporation or its Subsidiaries to the Initial SLP Stockholders in respect of their Common Stock and/or equity securities of the Corporation’s Subsidiaries, (B) a transfer of equity securities of the Corporation and/or its Subsidiaries by the Initial SLP Stockholders to any Person and/or (C) a Qualified Sale Transaction; provided, that in the case of a Qualified Sale Transaction, if the Initial SLP Stockholders retain any portion of their Common Stock and/or equity securities of the Corporation’s Subsidiaries following such Qualified Sale Transaction, the Fair Market Value of such portion immediately following such Qualified Sale Transaction (x) shall be deemed consideration paid to or received by the Initial SLP Stockholders for purposes of calculating the “Return,” and (y) shall be based on the per security price of such Common Stock and/or equity securities of the Corporation’s Subsidiaries to be transferred or sold in such Qualified Sale Transaction, assuming (1) full payment of all fees and expenses payable by or on behalf of the Corporation or its Subsidiaries to any Person in connection therewith, including to any financial advisors, consultants, accountants, legal counsel and/or other advisors or representatives and/or otherwise payable, and (2) no earn-out payments, contingent payments (other than, in the case of a Qualified Sale Transaction, payments contingent upon the satisfaction or waiver of customary conditions to closing of such Qualified Sale Transaction), and/or deferred consideration, holdbacks and/or escrowed proceeds will be received by the Initial SLP Stockholders; provided, further, that notwithstanding anything herein to the contrary and for the avoidance of doubt, (i) all payments received by the Initial SLP Stockholders, or reimbursed or indemnified pursuant to this Certificate of Incorporation, the Bylaws, any stockholder agreement or any similar contractual arrangement, in each case, on account of the SLP Stockholders holding Securities, shall be disregarded and shall not be considered consideration paid to or received by the Initial SLP Stockholders for purposes of calculating the “Return” and (ii) in no event shall the reclassification of the Original Stock (as defined in the Corporation’s Fourth Amended and Restated Certificate of Incorporation) contemplated by Section 5.2(c) of the Corporation’s Fourth Amended and Restated Certificate of Incorporation be deemed to have resulted in any “Return.”

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“Sale Transaction” means (i) any merger, consolidation, business combination or amalgamation of the Corporation or any Specified Subsidiary with or into any Person, (ii) the sale of Common Stock and/or other voting equity securities of the Corporation that represent (A) a majority of the Common Stock on a fully-diluted basis and/or (B) a majority of the aggregate voting power of the Common Stock and/or (iii) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation and its Subsidiaries’ assets (determined on a consolidated basis based on value) (including by means of merger, consolidation, other business combination, exclusive license, share exchange or other reorganization); provided, that in calculating the aggregate voting power of the Common Stock for the purpose of clause (ii) of this definition of “Sale Transaction,” the voting power attaching to any shares of Class A Common Stock and/or Class B Common Stock that will convert into Class C Common Stock in connection with such transaction shall be determined as if such conversion had already taken place; provided, further, that in each case, any transaction solely between and among the Corporation and/or its wholly-owned Subsidiaries shall not be considered a Sale Transaction hereunder.

“Securities” means any equity securities of the Corporation, including any Preferred Stock, Common Stock, debt securities exercisable or exchangeable for, or convertible into equity securities of the Corporation, or any option, warrant or other right to acquire any such equity securities or debt securities of the Corporation.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“SLD Trust” means the Susan Lieberman Dell Separate Property Trust.

“SLP” means Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles.

“SLP III” means Silver Lake Partners III, L.P., a Delaware limited partnership.

“SLP Invested Amount” means an amount equal to the aggregate investment by the Initial SLP Stockholders (without duplication) on and after October 29, 2013 (including, without limitation, the Initial SLP Stockholders’ Investment and in connection with the Merger) in the equity securities of the Corporation and its Subsidiaries. For purposes of determining the SLP Invested Amount all payments made by the SLP Stockholders for which they are subsequently reimbursed or indemnified and for which they do not or did not purchase or acquire equity securities of the Corporation or its Subsidiaries shall be disregarded and shall not be considered payments made or investments in respect of the Initial SLP Stockholders’ investment in the Corporation and its Subsidiaries or their respective equity securities.

“SLP Stockholders” means, collectively, (a) SLP III, SLTI III, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, together with (b)(i) their respective Permitted Transferees that acquire Common Stock and (ii)(x) any Person or group of Affiliated Persons to whom the SLP Stockholders and their respective Permitted Transferees have transferred, at substantially the same time, an aggregate number of shares of Common Stock greater than 50% of the outstanding shares of Common Stock owned by the SLP Stockholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) and (y) any Permitted Transferees of such Persons specified in clause (x).

“SLTI III” means Silver Lake Technology Investors III, L.P., a Delaware limited partnership.

“Specified Subsidiaries” means any of (i) Intermediate, (ii) Dell, (iii) Dell International (until such time as the MD Stockholders and the SLP Stockholders otherwise agree), (iv) EMC, (v) any successors and assigns of any of Intermediate, Dell, Dell International (until such time as the MD Stockholders and the SLP Stockholders otherwise agree) and EMC, (vi) any other borrowers under the senior secured indebtedness and/or issuer of the debt securities, in each case, incurred or issued to finance the Merger and the transactions contemplated thereby and by the related transactions entered into in connection therewith and (vii) each intermediate entity or Subsidiary between the Corporation and any of the foregoing.

“Sponsor Stockholders” means, collectively, the MD Stockholders, the MSD Partners Stockholders and the SLP Stockholders.

“Stock Plan” means each of (i) the Dell 2012 Long-Term Incentive Plan, Dell 2002 Long-Term Incentive Plan, Dell 1998 Broad-Based Stock Option Plan, Dell 1994 Incentive Plan, Quest Software, Inc. 2008 Stock Incentive Plan, Quest Software, Inc. 2001 Stock Incentive Plan, Quest Software, Inc. 1999 Stock Incentive Plan, V-Kernel Corporation 2007 Equity Incentive Plan, and Force10 Networks, Inc. 2007 Equity Incentive Plan and (ii) such other equity incentive plans adopted, approved or entered into by

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the Corporation or its Subsidiaries pursuant to which the Corporation or its Subsidiaries have granted or issued Awards, including the Dell Technologies Inc. Amended and Restated 2013 Stock Incentive Plan.

“Subsidiary” means, with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity.

“Transfer” or “transfer” means, with respect to any Security, the direct or indirect offer, sale, exchange, pledge, hypothecation, mortgage, gift, transfer or other disposition or distribution of such Security by the holder thereof or by its representative, and whether voluntary or involuntary or by operation of law including by merger or otherwise (or the entry into any agreement with respect to any of the foregoing); provided, that no (i) conversion of Class A Common Stock and/or Class B Common Stock into Class C Common Stock pursuant to Section 5.2, (ii) conversion of Class D Common Stock into Class C Common Stock pursuant to Section 5.2 nor (iii) redemption of any share of Preferred Stock shall, in each case, constitute a Transfer.

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IN WITNESS WHEREOF, Dell Technologies Inc. has caused this Sixth Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this 29th day of June, 2022.

DELL TECHNOLOGIES INC.

By:	/s/ Christopher A. Garcia
Name: Christopher A. Garcia
Title: Senior Vice President and Assistant Secretary

Dell Technologies / 2026 Proxy Statement / G-16

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THIRD AMENDED AND RESTATED

BYLAWS

OF

DELL TECHNOLOGIES INC.

(Effective June 29, 2022)

ARTICLE I

OFFICES

SECTION 1.01 Registered Office. The registered office and registered agent of Dell Technologies Inc. (the “Corporation”) shall be as set forth from time to time in the Amended and Restated Certificate of Incorporation (as defined below). The Corporation may also have offices in such other places in the United States or elsewhere as the board of directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require as determined by any officer of the Corporation.

ARTICLE II

STOCKHOLDERS

SECTION 2.01 Annual Meetings. Annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may, in its sole discretion, determine that meetings of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as described in Section 2.11 of these Bylaws in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (as in effect from time to time, the “DGCL”). The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

SECTION 2.02 Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman of the Board of Directors or by a majority of the authorized number of directors, and shall be called by the Chief Executive Officer, President or Secretary of the Corporation (the “Secretary”) upon the written request of stockholders, stating the purpose or purposes of the meeting, signed by the holders of at least fifty percent (50%) of the voting power of the issued and outstanding stock entitled to vote at such meeting. Special meetings may be held at such place, if any, either within or without the State of Delaware and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously called by the Board of Directors.

SECTION 2.03 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) as provided in the MD Stockholder Agreement dated as of December 25, 2018 between the Corporation and the stockholders party thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “MD Stockholders Agreement”), the SLP Stockholders Agreement dated as of December 25, 2018 between the Corporation and the stockholders party thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “SLP Stockholders Agreement” and together with the MD Stockholders Agreement, the “Sponsor Stockholders Agreements”), and the Corporation’s amended and restated certificate of incorporation as then in effect (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Amended and Restated Certificate of Incorporation”), (b) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04 of these Bylaws, (c) by or at the direction of the Board of Directors or any authorized committee thereof, or (d) by any stockholder of the Corporation who is entitled to vote at the meeting, who, subject to paragraph (C)(5) of this Section 2.03, complied with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 2.03 and who is a stockholder of record both at the time such notice is delivered to the Secretary and on the record date for the meeting.

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(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (d) of paragraph (A)(1) of this Section 2.03, the stockholder shall have given timely notice thereof in writing to the Secretary, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business shall constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely shall be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section 2.03(A)(2) shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary not later than the close of business on the tenth (10th) calendar day following the day on which the public announcement referred to in the second sentence of this Section 2.03(A)(2) is first made by the Corporation. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

(3) Such stockholder’s notice shall set forth (a) in the case where a stockholder proposes to nominate an individual for election or re-election as a member of the Board of Directors, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the Corporation’s proxy statement and associated proxy card, as applicable, as a nominee of the stockholder and to serving as a director if elected, and (ii) a representation that the stockholder is a holder of record at the time of the giving of the notice and will be entitled to vote at such meeting (A) the requisite shares of Class A Common Stock, Class B Common Stock or Class C Common Stock (each as defined in the Amended and Restated Certificate of Incorporation) if the nominee is nominated to be a Group I Director (as defined in the Amended and Restated Certificate of Incorporation), and/or (B) the requisite shares of Class C Common Stock if the nominee is nominated to be a Group IV Director (as defined in the Amended and Restated Certificate of Incorporation); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, including any shares of any class or series of capital stock of the Corporation to which such stockholder and such beneficial owner or any of their respective affiliates or associates has a right to acquire beneficial ownership at any time in the future, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy (which, for the avoidance of doubt, includes remote appearance at virtual meetings) at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group that will (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or

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associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”), including, in the case of a nomination or nominations, the nominee(s), including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to any such agreement, arrangement or understanding); (e) a description of any agreement, arrangement or understanding (including, without limitation, any contract to purchase or sell, the acquisition or grant of any option, right or warrant to purchase or sell or any swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation; (f) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder or beneficial owner has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation; (g) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation owned, directly or indirectly, beneficially by such stockholder or beneficial owner that are separated or separable from the underlying shares of the Corporation; (h) any performance-related fees (other than an asset-based fee) that such stockholder or beneficial owner, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation; and (i) the names and addresses of other stockholders (including beneficial owners) known by any of the stockholders giving the notice to support such nomination(s) or other business proposal, and, to the extent known, the class or series of the capital stock of the Corporation and the number of shares of each such class or series owned, directly or indirectly, beneficially or of record by such other stockholders or other beneficial owners. A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (A)(3) or paragraph (B) of this Section 2.03) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided, that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the day prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior to the date of the meeting or any adjournment or postponement thereof). The foregoing notice requirements of this Section 2.03 shall be deemed satisfied by a stockholder with respect to business other than a nomination of a person for election to the Board of Directors if the stockholder has notified the Corporation of the stockholder’s intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. At any time that the stockholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, nominations of persons for election to the Board of Directors to fill any vacancy or newly created directorship may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) as provided in the Sponsor Stockholders Agreements and the Amended and Restated Certificate of Incorporation, (2) by or at the direction of the Board of Directors or any committee thereof or (3) provided, that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting on such matters, who (subject to paragraph (C)(5) of this Section 2.03) complies with the notice procedures set forth in this Section 2.03 and who is a stockholder of record both at the time such notice is delivered to the Secretary and on the record date for the meeting. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in

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such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by paragraph (A)(2) of this Section 2.03 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which the Corporation first makes a public announcement of the date of the special meeting at which directors are to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C) General. (1) Except as provided in paragraph (C)(5) of this Section 2.03, only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 or the Sponsor Stockholders Agreements shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03. Except as otherwise provided by applicable law, the Amended and Restated Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants and on stockholder approvals. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the stockholder, a person shall be a duly authorized officer, manager or partner of such stockholder or shall be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person shall produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(2) Whenever used in these Bylaws, (i) “public announcement” shall mean disclosure (a) in a press release released by the Corporation, provided, that such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (b) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder and (ii) “beneficial ownership” shall mean beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, that, to the fullest extent permitted by applicable law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (A)(1)(d) and (B) hereof), and compliance with paragraphs (A)(1)(d) and (B) of this Section 2.03 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of paragraph (A)(3) of this Section 2.03, business other than nominations brought properly under and in compliance with Rule 14a-8 under the Exchange Act, as may be amended from time to time). Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation to elect directors under specified circumstances.

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(4) In addition to the requirements set forth elsewhere in these Bylaws, to be eligible to be a nominee for election or re-election as a director of the Corporation pursuant to a nomination pursuant to paragraph (A)(1) of this Section 2.03 and paragraph (B) of this Section 2.03 when the stockholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, such proposed nominee or a person on such proposed nominee’s behalf shall deliver, in accordance with the time periods for delivery of timely notice pursuant to paragraph (A)(2) of this Section 2.03, to the Secretary at the principal executive offices of the Corporation a completed and signed questionnaire with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (the form of which questionnaire shall be provided by the Secretary to such proposed nominee upon written request therefor by such proposed nominee) and a written representation and agreement (in the form provided by the Secretary to such proposed nominee upon written request therefor by such proposed nominee) that such proposed nominee (i) is not and shall not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, shall act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (ii) is not and shall not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and (iii) in such proposed nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and shall comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors.

(5) Notwithstanding anything to the contrary contained in this Section 2.03, (a) for as long as the MD Stockholders Agreement remains in effect with respect to the MD Stockholders (as defined in the Amended and Restated Certificate of Incorporation), the MD Stockholders shall not be subject to the notice or other procedures set forth in paragraph (A)(2), (A)(3), (B) or (C)(4) of this Section 2.03 with respect to any annual or special meeting of stockholders and (b) for as long as the SLP Stockholders Agreement remains in effect with respect to the SLP Stockholders (as defined in the Amended and Restated Certificate of Incorporation), the SLP Stockholders shall not be subject to the notice or other procedures set forth in paragraph (A)(2), (A)(3), (B) or (C)(4) of this Section 2.03 with respect to any annual or special meeting of stockholders.

SECTION 2.04 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a timely notice in writing or by electronic transmission, in the manner provided in Section 232 of the DGCL, of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be mailed to or transmitted electronically by the Secretary to each stockholder of record entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting. Unless otherwise provided by applicable law, the Amended and Restated Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

SECTION 2.05 Quorum. Unless otherwise required by applicable law, the Amended and Restated Certificate of Incorporation or the rules or regulations of any stock exchange upon which the Corporation’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

SECTION 2.06 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in any manner provided by applicable law, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Unless required by the Amended and Restated Certificate of Incorporation or applicable law, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder

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voting, or by such stockholder’s proxy, if there be such a proxy. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Amended and Restated Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing sentence and subject to the Amended and Restated Certificate of Incorporation, all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

SECTION 2.07 Chairman of Meetings. The Chairman of the Board of Directors, if one is elected, or, in his or her absence or upon his or her disability, a person designated by the Board of Directors shall be the chairman of the meeting and, as such, preside at all meetings of the stockholders.

SECTION 2.08 Secretary of Meetings. The Secretary shall act as secretary at all meetings of the stockholders. In the absence or disability of the Secretary, the chairman of the meeting shall appoint a person to act as secretary at such meetings.

SECTION 2.09 Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote only to the extent permitted by and in the manner provided in the Amended and Restated Certificate of Incorporation and in accordance with the DGCL.

SECTION 2.10 Adjournment. At any meeting of stockholders of the Corporation, if less than a quorum is present, the chairman of the meeting or stockholders holding a majority in voting power of the shares of stock of the Corporation, present in person or by proxy and entitled to vote thereat on the matters in question, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

SECTION 2.11 Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(a) participate in a meeting of stockholders; and

(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided, that

(i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder;

(ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

SECTION 2.12 Inspectors of Election. The Corporation may, and shall if required by applicable law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector,

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before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III

BOARD OF DIRECTORS

SECTION 3.01 Powers. Except as otherwise provided by the Amended and Restated Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by the DGCL or the Amended and Restated Certificate of Incorporation directed or required to be exercised or done by the stockholders.

SECTION 3.02 Number and Term; Chairman. The Board of Directors shall consist of such number of directors, not less than three (3) nor more than twenty-one (21), as shall from time to time be fixed by resolution of the Board of Directors, subject to the provisions of the Amended and Restated Certificate of Incorporation and the Sponsor Stockholders Agreements; provided, that (a) the number of Group IV Directors shall be one and (b) the number of Group I Directors shall not be less than three (3) nor more than twenty (20). The term of each director shall be as set forth in the Amended and Restated Certificate of Incorporation. Directors need not be stockholders. The Board of Directors shall elect a Chairman of the Board of Directors, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors at which he or she is present. If the Chairman of the Board of Directors is not present at a meeting of the Board of Directors, a majority of the directors present at such meeting shall elect one of their members to preside.

SECTION 3.03 Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer of the Corporation or the Secretary. The resignation shall take effect at the time specified therein, and if no time is specified, at the time of its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

SECTION 3.04 Removal. Directors of the Corporation may be removed in the manner provided in the Amended and Restated Certificate of Incorporation and the DGCL.

SECTION 3.05 Vacancies and Newly Created Directorships. Except as otherwise provided by applicable law, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the number of directors shall be filled in accordance with the Amended and Restated Certificate of Incorporation and the Sponsor Stockholders Agreements. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

SECTION 3.06 Meetings. Regular meetings of the Board of Directors may be held at such places and times as shall be determined from time to time by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors and shall be called by the Chief Executive Officer or the Secretary if directed by a majority of the directors then in office, and any such meeting shall be at such place, date and time as may be fixed by the person or persons at whose direction the meeting is called. Notice need not be given of regular meetings of the Board of Directors. At least forty-eight (48) hours before each special meeting of the Board of Directors, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) of the time, date and place of the meeting shall be given to each director entitled to attend such meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

SECTION 3.07 Quorum, Voting and Adjournment. Unless otherwise provided in the Amended and Restated Certificate of Incorporation, the attendance as contemplated in any manner permitted by the DGCL, of a majority of the authorized number of directors shall constitute a quorum for the transaction of business of the Board of Directors, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Each director shall be entitled to one vote.

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SECTION 3.08 Action Without a Meeting. Unless otherwise restricted by the Amended and Restated Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission. After the action is taken, the consent or consents or electronic transmission or transmissions shall be filed in the minutes of proceedings of the Board of Directors in accordance with applicable law. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

SECTION 3.09 Remote Meeting. Unless otherwise restricted by the Amended and Restated Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

SECTION 3.10 Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity. Notwithstanding the foregoing, the Corporation shall reimburse the Sponsor Stockholders in connection with meetings of the Board of Directors and its committees as provided in the Sponsor Stockholders Agreements.

SECTION 3.11 Reliance on Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV

COMMITTEES

SECTION 4.01 Committees; Committee Rules. Subject to the provisions of the Sponsor Stockholders Agreements, the Board of Directors may designate from time to time one or more committees, including, without limitation, an Audit Committee, a Nominating and Governance Committee and such other committees as may be required by the Sponsor Stockholders Agreements, each such committee to consist of one or more of the directors of the Corporation, in each case subject to the provisions of the Sponsor Stockholders Agreements. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee, in each case subject to the provisions of the Sponsor Stockholders Agreements. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee and consistent with the provisions of the Sponsor Stockholders Agreements, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee and in each case consistent with the provisions of the Sponsor Stockholders Agreements. Unless otherwise provided in such a resolution, the presence of a majority of the then-serving members of the committee shall be necessary to constitute a quorum, and, unless otherwise provided in these Bylaws or the Sponsor Stockholders Agreements, all matters shall be determined by a vote of a majority of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member consistent with the provisions of the Sponsor Stockholders Agreements.

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ARTICLE V

OFFICERS

SECTION 5.01 Number. The officers of the Corporation shall include a Chief Executive Officer (who shall also be President for the purpose of the DGCL, unless otherwise determined by the Board of Directors), a Chief Financial Officer, a Chief Legal Officer or General Counsel and a Secretary, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected and qualify or until their earlier resignation or removal. In addition, the Board of Directors may elect one or more Vice Presidents, including one or more Executive Vice Presidents, Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers and one or more Assistant Secretaries, who shall hold their office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any number of offices may be held by the same person.

SECTION 5.02 Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors. The Board of Directors may appoint one or more officers called a Vice Chairman, each of whom does not need to be a member of the Board of Directors.

SECTION 5.03 Chief Executive Officer. The Chief Executive Officer shall have general executive charge, management and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. The selection of the Chief Executive Officer shall be subject to the provisions of the Amended and Restated Certificate of Incorporation and the Sponsor Stockholders Agreements.

SECTION 5.04 President/Vice Presidents. The President and each Vice President, if any are elected (of whom one or more may be designated an Executive Vice President or Senior Vice President), shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 5.05 Chief Financial Officer. The Chief Financial Officer shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 5.06 Chief Legal Officer/General Counsel. The Chief Legal Officer or General Counsel shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 5.07 Treasurer. The Treasurer shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. He or she shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or its designees selected for such purposes. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers therefor. He or she shall render to the Chief Executive Officer and the Board of Directors, upon their request, a report of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe.

In addition, the Treasurer shall have such further powers and perform such other duties incident to the office of Treasurer as from time to time are assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 5.08 Secretary. The Secretary shall: (a) cause minutes of all meetings of the stockholders and directors to be recorded and kept properly; (b) cause all notices required by these Bylaws or otherwise to be given properly; (c) see that the minute books, stock books and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Chief Executive Officer or the Board of Directors.

SECTION 5.09 Assistant Treasurers and Assistant Secretaries. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of such officer, unless or until the Chief Executive Officer or the Board of Directors shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the Chief Executive Officer or the Board of Directors.

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SECTION 5.10 Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, a Vice President, the Treasurer or the Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

SECTION 5.11 Contracts and Other Documents. The Chief Executive Officer, a Vice President, the Secretary and such other officer or officers as may from time to time be authorized by the Chief Executive Officer, the Board of Directors or any other committee given specific authority by the Board of Directors during the intervals between the meetings of the Board of Directors to authorize such action, shall each have the power to sign and execute on behalf of the Corporation deeds, conveyances, contracts and any and all other documents requiring execution by the Corporation.

SECTION 5.12 Ownership of Securities of Another Entity. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, a Vice President, the Treasurer or the Secretary, or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation, in each case consistent with the provisions of the Sponsor Stockholders Agreements.

SECTION 5.13 Delegation of Duties. In the absence or upon the disability or refusal of any officer to exercise and perform his or her duties, the Board of Directors may delegate to another officer such powers or duties.

SECTION 5.14 Resignation and Removal. Subject to the provisions of the Amended and Restated Certificate of Incorporation, any officer of the Corporation may be removed from office for or without cause at any time by the Board of Directors. Any officer may resign at any time in the same manner prescribed under Section 3.03.

SECTION 5.15 Vacancies. The Board of Directors shall have the power to fill vacancies occurring in any office.

ARTICLE VI

STOCK

SECTION 6.01 Shares With Certificates. The shares of stock of the Corporation shall be represented by certificates, provided, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two authorized officers, which shall include, without limitation, the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the President or any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary, certifying the number and class or series of shares of stock of the Corporation owned by such holder. Any or all of the signatures on the certificate may be a facsimile. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class or series and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

SECTION 6.02 Shares Without Certificates. If the Board of Directors chooses to issue shares of stock without certificates, the Corporation, if required by the DGCL, shall, within a reasonable time after the issue or transfer of shares without certificates, send the stockholder a written statement of the information required by the DGCL. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided, that the use of such system by the Corporation is permitted in accordance with applicable law.

SECTION 6.03 Transfer of Shares. Shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives in the manner prescribed by law, the Amended and Restated Certificate of Incorporation, these Bylaws and the Sponsor Stockholders Agreements, upon surrender to the Corporation by delivery thereof (to the extent evidenced by a physical stock certificate) to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be

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made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. The Board of Directors shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of shares of stock of the Corporation.

SECTION 6.04 Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith. A new certificate or uncertificated shares of stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against it in connection therewith.

SECTION 6.05 List of Stockholders Entitled To Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network; provided, further, that the information required to gain access to such list is provided with the notice of meeting, or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then, in addition to the foregoing requirements, a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then, in addition to the foregoing requirements, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by applicable law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.05 or to vote in person or by proxy at any meeting of stockholders.

SECTION 6.06 Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) Unless otherwise restricted by the Amended and Restated Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action without a meeting, the Board of Directors may fix a

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record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by applicable law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by applicable law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

SECTION 6.07 Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, to the fullest extent permitted by applicable law, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by applicable law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VII

NOTICE AND WAIVER OF NOTICE

SECTION 7.01 Notice. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Other forms of notice shall be deemed given as provided by the DGCL. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

SECTION 7.02 Waiver of Notice. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.01 Right to Indemnification. Each person who was or is a party, is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative and whether formal or informal, including any and all appeals (hereinafter a “proceeding”), by reason of the fact that he or she is or was or has agreed to become a director or an officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (each, a “Person”), or by reason of any action alleged to have been taken or omitted by such Person in any such capacity or in any other capacity while serving or having agreed to serve as a director, officer, employee or agent (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment), from and against all loss and liability suffered and expenses (including, without limitation, attorneys’ fees, costs and expenses), judgments, fines ERISA excise taxes or penalties and amounts paid or to be paid in settlement actually and reasonably incurred by or on behalf of an indemnitee in connection with such action, suit or proceeding, including any appeals or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to serve in the capacity which initially entitled such indemnitee to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, that, except as provided in Section 8.03 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such

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indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors; provided, further, that the Corporation shall not be obligated under this Section 8.01: (a) to indemnify an indemnitee under these Bylaws for any amounts paid in settlement of an action, suit or proceeding unless the Corporation consents to such settlement, which consent shall not be unreasonably withheld, delayed or conditioned, or (b) to indemnify an indemnitee for any disgorgement of profits made from the purchase or sale by indemnitee of securities of the Corporation under Section 16(b) of the Exchange Act.

In addition, subject to Section 8.04, the Corporation shall not be liable under this Article VIII to make any payment of amounts otherwise indemnifiable hereunder (including, without limitation, judgments, fines and amounts paid in settlement) if and to the extent that the indemnitee has otherwise actually received such payment under this Article VIII or any insurance policy, contract, agreement or otherwise.

SECTION 8.02 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.01, an indemnitee shall also have the right, to the fullest extent permitted by the DGCL, to be paid by the Corporation the expenses (including attorney’s fees, costs and expenses) incurred by the indemnitee in appearing at, participating in or defending, or otherwise arising out of or related to, any action, suit or proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VIII pursuant to Section 8.03 (hereinafter an “advancement of expenses”); provided, however, that,

(a) if the DGCL requires or in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay any amounts so advanced (without interest) to the extent that it is determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Sections 8.01 and 8.02 or otherwise;

(b) with respect to any action suit or proceeding of which the Corporation is so notified, the Corporation shall be entitled to assume the defense of such action, suit or proceeding, with counsel reasonably acceptable to indemnitee, upon the delivery to indemnitee of written notice of its election to do so.

SECTION 8.03 Right of Indemnitee to Bring Suit. In the event that (i) following a final adjudication, the Corporation determines in accordance with this Article VIII that the indemnitee is not entitled to indemnification, (ii) following a final adjudication, the Corporation denies a request for indemnification, in whole or in part, or fails to respond or make a determination of entitlement to indemnification within thirty (30) days following receipt of a request for indemnification as described above, (iii) payment of a claim under Section 8.01 or 8.02 is not paid in full by the Corporation within (a) ninety (90) days after a written claim for indemnification has been received by the Corporation following a final adjudication or (b) fifteen (15) days after a written claim for an advancement of expenses has been received by the Corporation or (iv) any other person takes or threatens to take any action designed to deny, or to recover from, the indemnitee the benefits provided or intended to be provided to the indemnitee under this Article VIII, the indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses, as applicable. To the fullest extent permitted by applicable law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense (including attorneys’ fees, costs and expenses) of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder following a final adjudication (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or the Corporation’s stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or the Corporation’s stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

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SECTION 8.04 Indemnification Not Exclusive. (a) The provisions for indemnification to or the advancement of expenses and costs to any indemnitee under this Article VIII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VIII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by applicable law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, the Amended and Restated Certificate of Incorporation, other agreements or arrangements, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

(b) Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director and/or officer of the Corporation at the request of the indemnitee-related entities (as defined below), or by reason of any action alleged to have been taken or omitted in any such capacity, the Corporation shall be fully and primarily responsible for payments to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of (i) the DGCL, (ii) the Amended and Restated Certificate of Incorporation, (iii) this Article VIII, (iv) any other agreement between the Corporation or any of the Corporation’s Affiliates (as defined in the Amended and Restated Certificate of Incorporation) and the indemnitee pursuant to which the indemnitee is indemnified, (v) the laws of the jurisdiction of incorporation or organization of the Corporation or any of its Affiliates and/or (vi) the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of the Corporation or any of its Affiliates irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Under no circumstance shall the Corporation or any of its Affiliates be entitled to any right of subrogation or contribution by the indemnitee-related entities and no right of advancement or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation or any of its Affiliates hereunder. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 8.04(b) and entitled to enforce this Section 8.04(b).

For purposes of this Section 8.04(b), the following terms shall have the following meanings:

(1) The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy).

(2) The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the Corporation and any indemnity-related entity pursuant to the DGCL, any agreement with and/or any certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.

SECTION 8.05 Nature of Rights. The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

SECTION 8.06 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. Subject to Section 8.04, in the event of any payment by the Corporation under this Article VIII, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the

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indemnitee with respect to any insurance policy or any other indemnity agreement covering the indemnitee. The indemnitee shall execute all papers required and take all reasonable action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Corporation shall pay or reimburse all expenses actually and reasonably incurred by the indemnitee in connection with such subrogation.

SECTION 8.07 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation, individually or as a group, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 8.08 Savings Clause. If this Article VIII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01 Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

SECTION 9.02 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

SECTION 9.03 Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors. Unless otherwise fixed by the Board of Directors, the fiscal year of the Corporation shall consist of the 52- or 53-week period ending on the Friday nearest January 31.

SECTION 9.04 Construction; Section Headings. For purposes of these Bylaws, unless the context otherwise requires, (i) references to “Articles,” “Sections” and “paragraphs” refer to articles, sections and paragraphs of these Bylaws and (ii) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

SECTION 9.05 Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Amended and Restated Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE X

AMENDMENTS

SECTION 10.01 Amendments. Subject to any approvals required by the Sponsor Stockholders Agreements, the Board of Directors is authorized to make, alter, amend, repeal and rescind, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Amended and Restated Certificate of Incorporation.

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SCAN TO VIEW MATERIALS & SUBMIT w DELL TECHNOLOGIES INC. YOUR PROXY ONE DELL WAY ROUND ROCK, TX 78682 SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE—1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 24, 2026. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2026 You may attend the meeting on Thursday, June 25, 2026, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2026 and vote at the meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94592-Z92058 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. For All Withhold All Except For All To withhold authority to vote for any individual The Board of Directors recommends that you vote FOR nominee(s), mark “For All Except” and write the each of the Group I nominees listed under Proposal 1: number(s) of the nominee(s) on the line below. 1. Election of Group I Directors ! ! ! Nominees: 01) Michael S. Dell 05) William D. Green 02) David W. Dorman 06) Ellen J. Kullman 03) Egon Durban 07) Steven M. Mollenkopf 04) David Grain The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal ! ! ! year ending January 29, 2027 3. Approval, on a non-binding, advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement ! ! ! 4. Approval of the Redomestication Proposal providing for the redomestication of Dell Technologies Inc. from Delaware to Texas by conversion as disclosed ! ! ! in the proxy statement NOTE: In addition, stockholders will consider and take action upon any other business that may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V94593-Z92058 CLASS A COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 25, 2026, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 25, 2026 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)

SCAN TO VIEW MATERIALS & SUBMIT w DELL TECHNOLOGIES INC. YOUR PROXY ONE DELL WAY ROUND ROCK, TX 78682 SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE—1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 24, 2026. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2026 You may attend the meeting on Thursday, June 25, 2026, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2026 and vote at the meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94594-Z92058 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. For All Withhold All Except For All To withhold authority to vote for any individual The Board of Directors recommends that you vote FOR nominee(s), mark “For All Except” and write the each of the Group I nominees listed under Proposal 1: number(s) of the nominee(s) on the line below. 1. Election of Group I Directors ! ! ! Nominees: 01) Michael S. Dell 05) William D. Green 02) David W. Dorman 06) Ellen J. Kullman 03) Egon Durban 07) Steven M. Mollenkopf 04) David Grain The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal ! ! ! year ending January 29, 2027 3. Approval, on a non-binding, advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement ! ! ! 4. Approval of the Redomestication Proposal providing for the redomestication of Dell Technologies Inc. from Delaware to Texas by conversion as disclosed ! ! ! in the proxy statement NOTE: In addition, stockholders will consider and take action upon any other business that may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V94595-Z92058 CLASS B COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 25, 2026, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 25, 2026 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)

SCAN TO VIEW MATERIALS & SUBMIT w DELL TECHNOLOGIES INC. YOUR PROXY ONE DELL WAY ROUND ROCK, TX 78682 SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE—1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 24, 2026. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2026 You may attend the meeting on Thursday, June 25, 2026, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2026 and vote at the meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94596-P46190 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends that you vote FOR number(s) of the nominee(s) on the line below. each of the Group I nominees and the Group IV nominee listed under Proposal 1: ! ! ! 1. Election of Group I Directors Nominees: 01) Michael S. Dell 05) William D. Green 02) David W. Dorman 06) Ellen J. Kullman 03) Egon Durban 07) Steven M. Mollenkopf 04) David Grain Election of Group IV Director Nominee: 08) Lynn Vojvodich Radakovich The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for the fiscal ! ! ! year ending January 29, 2027 3. Approval, on a non-binding, advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement ! ! ! 4. Approval of the Redomestication Proposal providing for the redomestication of Dell Technologies Inc. from Delaware to Texas by conversion as disclosed ! ! ! in the proxy statement NOTE: In addition, stockholders will consider and take action upon any other business that may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V94597-P46190 CLASS C COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 25, 2026, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 25, 2026 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES AND THE GROUP IV NOMINEE UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)